EQUITY FUNDS
                               ANNUAL REPORT
                               For the year ended June 30, 2001

                                                                [One Group Logo]

                                                      ONE GROUP(R) SMALL CAP GROWTH FUND
                                                      ONE GROUP(R) SMALL CAP VALUE FUND
                                                      ONE GROUP(R) MID CAP GROWTH FUND
                                                      ONE GROUP(R) MID CAP VALUE FUND
                                                      ONE GROUP(R) DIVERSIFIED MID CAP FUND
                                                      ONE GROUP(R) LARGE CAP GROWTH FUND
                                                      ONE GROUP(R) LARGE CAP VALUE FUND
                                                      ONE GROUP(R) EQUITY INCOME FUND
                                                      ONE GROUP(R) DIVERSIFIED EQUITY FUND
                                                      ONE GROUP(R) BALANCED FUND
                                                      ONE GROUP(R) EQUITY INDEX FUND
                                                      ONE GROUP(R) MARKET EXPANSION INDEX FUND
                                                      ONE GROUP(R) TECHNOLOGY FUND
                                                      ONE GROUP(R) HEALTH SCIENCES FUND
                                                      ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND
                                                      ONE GROUP(R) DIVERSIFIED INTERNATIONAL FUND

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

     This material must be preceded or accompanied by a current prospectus.

Table of Contents
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

Portfolio Performance Review ...............................    2
Schedules of Portfolio Investments .........................   40
Statements of Assets and Liabilities .......................  112
Statements of Operations ...................................  115
Statements of Changes in Net Assets ........................  118
Schedules of Capital Stock Activity ........................  123
Financial Highlights .......................................  128
Notes to Financial Statements ..............................  158
Report of Independent Accountants ..........................  168

                        One Group Small Cap Growth Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group Small Cap Growth Fund (class I shares) posted a total return of -9.00% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 3.)

Although the Fund was down for the period, the small-cap growth style significantly outperformed the mid-and large-cap growth styles, mostly due to the severe declines in the larger capitalization tech stocks. The Fund underperformed its benchmark index, the S&P SmallCap 600(1) (total return of 11.12%), for the fiscal year. This underperformance was primarily due to a premature overweight in technology early in 2001.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
The Fund remained diversified across all sectors and generally invested in the highest-growth companies of each sector. We consistently attempt to own companies with positive relative price strength, improving fundamentals and low relative valuations. We constantly rank the companies on a variety of variables to determine which exhibit the growth characteristics we desire.

HOW DID SECTOR ALLOCATIONS INFLUENCE FUND PERFORMANCE?
The Fund's health care weighting increased from 15% at the beginning of the fiscal year to 25% at the end of the fiscal year, as the sector demonstrated solid performance. Nevertheless, throughout the course of the year, we did alter the Fund's exposure somewhat. For example, after the Federal Reserve Board (the "Fed") started its easing campaign, we cut back on the Fund's health care exposure in favor of technology. We felt the Fed action would spark a quick turnaround for the economy and, as such, technology stocks would benefit. But, when it became clear that the economic recovery was going to take more time than we originally thought, we returned to the health care sector, where fundamentals remained strong.

The Fund's technology weighting fell from more than 50% to less than 25% during the fiscal year. Most of the decline was due to the sector's poor performance relative to the rest of the market. Our decision to underweight technology in 2000 was a favorable influence on performance. But, our decision to increase the Fund's technology weighting in the first half of 2001 proved to be premature. By the end of the fiscal year we cut back on the Fund's technology exposure, and we continue to wait for the sector to show new signs of life.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included Cephalon, Inc. at 1.9%, Commerce Bancorp, Inc. at 1.4%; Universal Health Svcs. Inc. at 1.4%; Varian Medical Systems, Inc. at 1.4%; Copart, Inc. at 1.3%; AdvancePCs at 1.2%; Patterson Dental Co. at 1.1%, NY Community Bancorp at 1.1%; Black Box Corp. at 1.0%; and Orthodontic Centers of America at 1.0%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe the next fiscal year may be more favorable for small cap growth stocks. The Fed has taken great steps to ensure an eventual rebound for the economy, which should set the stage for a turnaround among small-cap stocks. In fact, small-cap stocks traditionally have performed well when interest rates are falling and the economy is bouncing back from a downturn or a recession. As corporate earnings recover and begin to move higher, growth companies, particularly in the small-cap universe, should experience expanding valuations. In such an earnings environment, small-cap growth stocks historically have performed either in line or ahead of most other equity styles. We plan to position the Fund in the higher-growth companies, where the chance for price/earnings multiple expansion is the greatest.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the stock market. An investor cannot invest directly in an index.

(2) Holdings are subject to change.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Small Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                                                                 S&P SMALLCAP
                                              CLASS A                CLASS A*           S&P SMALLCAP 600       600/BARRA GROWTH
                                              -------                --------           ----------------       ----------------
7/91                                           10000                   9479                  10000                  10000
6/92                                           12124                  11493                  11710                  11710
6/93                                           15312                  14514                  15046                  15046
6/94                                           15873                  15046                  15326                  14673
6/95                                           17759                  16834                  18447                  17919
6/96                                           21460                  20342                  23246                  22713
6/97                                           24362                  23093                  28287                  25381
6/98                                           30034                  28470                  33792                  29057
6/99                                           29875                  28319                  33011                  28773
6/00                                           39372                  37322                  37760                  36813
6/01                                           35540                  33689                  41958                  33846

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year               -9.00%     -9.21%    -14.00%     -9.84%    -13.81%     -9.96%    -10.75%
-------------------------------------------------------------------------------------------------
  5 year               10.87%     10.74%      9.55%      9.84%      9.59%      9.88%      9.88%
-------------------------------------------------------------------------------------------------
  Since Inception      13.69%     13.59%     12.98%     12.72%     12.72%     12.74%     12.74%
-------------------------------------------------------------------------------------------------
  Inception Date       7/1/91     7/1/91                7/1/91                7/1/91
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (3/26/96), Class B (9/12/94) and Class C (11/4/97), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period before it was acquired by the One Group Small Cap Growth Fund on March 26, 1996. Prior to March 26, 1996 performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Small Cap Growth Fund is measured against the S&P SmallCap 600 Index, an unmanaged index generally representative of the performance of the small companies within the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600/BARRA Growth Index represents the performance of 600 small capitalization domestic stocks with a higher price to book ratio.

The S&P SmallCap 600/BARRA Growth Index consists of the average monthly returns of the S&P SmallCap 600 Index for periods prior to January 1994. Thereafter, the data is from the S&P SmallCap 600/BARRA Growth Index, which corresponds with the initiation of the S&P SmallCap 600/BARRA Growth Index on January 1, 1994.

                         One Group Small Cap Value Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
The One Group Small Cap Value Fund (class I shares) posted a total return of 43.98% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 6.)

The Fund significantly outperformed its benchmark, the Russell 2000 Value Index(1) (total return of 30.87%). Overall, small- and mid-cap value stocks were the leading stock-market performers during the fiscal year and returns were strong across sectors. During the first half of the fiscal year financial, consumer cyclical, housing, financial, and other interest-rate-sensitive issues led the advance. As the fiscal year progressed into the late fall and winter, other economically sensitive sectors joined in and market breadth widened. Thus, because most sectors were strong performers, it was our fundamental, research-driven stock selection that led to the Fund's out-performance relative to the benchmark and peer group.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
For the fiscal year we maintained a steady course, following our time-tested, price-driven value strategy, refusing to get caught up in the speculative fever that was ruling the equity market in early 2000. Our highly disciplined, value approach kept the Fund largely out of the now troubled technology sector which was beginning to show signs of weariness last summer. Although we maintained sector exposure to technology, the Fund's holdings were conservative and inexpensively valued. We focused primarily on semiconductor and related issues, which had already taken their price lashing. Our attention to the strict valuation criteria of low price/earnings ratio, low price/book ratio and low price/cash flow ratio paid handsome dividends, as investors took a more conservative approach to stocks overall.

We continued to increase the number of stocks in the Fund, ending the fiscal year with approximately 185 holdings. The strong market environment, steady cash flows, and our resolve not to chase individual stocks once they start to advance dictated an increase in the number of stocks owned.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?(2)
The Fund enjoyed strong performance from drug wholesalers Amerisource Health and Bindley Western Industries. Ultramar Diamond Shamrock and other energy-related holdings also registered solid performance. Other outstanding individual stocks included Thornburg Mortgage, Nacco Industries and Crossman Communities.

WHICH SECTORS OFFERED DISAPPOINTING PERFORMANCE?
Most sectors the Fund invested in performed quite well during the fiscal year. The technology sector was the standout loser during the period, and retail stocks lagged as well.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included Lafarge Corp. at 1.7%; United Stationer's Inc. at 1.6%; Paccar Inc. at 1.5%; Cummins Engine Inc. at 1.5%; Harsco Corp. at 1.4%; York International Corp. at 1.2%; Radian Group Inc. at 1.2%; Nationwide Financial Services Inc. at 1.2%; Ashland Co. Inc. at 1.2%; and US Freightways Corp. at 1.1%.

                         One Group Small Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
As always, we remain true to the value discipline that leads our process. The fund enters this fiscal year with 185 stocks trading at substantial discounts to the overall market on a Price/Earnings, Price/Book, and Price/Cash Flow basis. We carry an above-average yield, and are very sensitive to maintaining a risk profile which is not excessive. In looking at the year ahead, we are optimistic toward small cap value stocks. Our investment experience has taught us that the best time to own stocks historically has been coincident to periods of increasing system liquidity, such as during Federal Reserve rate easings, and during recessions. Although a broad-based recession is not in our forecast, many economic sectors remain mired in deep slumps. Over the next year, we look for the economy to respond favorably to the Fed's rate cuts, federal tax relief and potentially lower energy prices. This should bode well for the stock market in general and for the small cap value sector, which is chock-full-of economically sensitive issues.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The Russell 2000 Value Index is an unmanaged index representing stocks in the Russell 2000 with lower price-to-book ratios. An investor cannot invest directly in an index.

(2) Holdings are subject to change.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Small Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT
[GRAPH]

                                                         CLASS I               RUSSELL 2000 VALUE           S&P SMALLCAP 600
                                                         -------               ------------------           ----------------
6/91                                                      10000                       10000                       10000
6/92                                                      12357                       12036                       11710
6/93                                                      15210                       15747                       15046
6/94                                                      14414                       16931                       15326
6/95                                                      15999                       19411                       18447
6/96                                                      20249                       23511                       23246
6/97                                                      27184                       30152                       28287
6/98                                                      32535                       36146                       33792
6/99                                                      28222                       34080                       33011
6/00                                                      27438                       33761                       37760
6/01                                                      39505                       44184                       41958

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year               43.98%     43.55%     36.01%     42.42%     37.42%     42.55%     41.55%
-------------------------------------------------------------------------------------------------
  5 year               14.30%     13.91%     12.69%     13.18%     12.94%     13.15%     13.15%
-------------------------------------------------------------------------------------------------
  10 year              14.73%     14.34%     13.73%     13.58%     13.58%     13.56%     13.56%
-------------------------------------------------------------------------------------------------
  Since Inception      10.33%      9.96%      9.76%      9.24%      9.24%      9.24%      9.24%
-------------------------------------------------------------------------------------------------
  Inception Date      6/30/72    6/30/72               6/30/72               6/30/72
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99) performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The Small Cap Value Fund commenced operations as the Pegasus Small Cap Opportunity Fund on January 27, 1995 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the Pegasus Small Cap Opportunity Fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Small Cap Opportunity Fund prior to the acquisition by the One Group Small Cap Value Fund on March 22, 1999.

The performance of the Small Cap Value Fund is measured against the Russell 2000 Value Index, an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600 Index represents the performance of the small companies within the U.S. stock market.

The benchmark index for the Small Cap Value Fund has changed from the S&P SmallCap 600 Index to the Russell 2000 Value Index in order to better represent the investment policies for comparison purposes.

                         One Group Mid Cap Growth Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
The One Group Mid Cap Growth Fund (class I shares) posted a total return of -13.54% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 9.)

The Fund underperformed its benchmark, the S&P MidCap 400/BARRA Growth Index(1) (total return of -10.18%). While weakness in technology and biotechnology hurt the portfolio, strong performance by retail stocks helped the Fund's total return.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
The fiscal year represented an extremely difficult period for growth stocks, particularly larger-cap issues and those in the technology sector. Mid-cap growth stocks suffered during the year, but not nearly as much as their large-cap counterparts. The root of the problem for all growth stocks was a dramatic slowdown in economic growth starting in the first half of the fiscal year. This led to a drastic reduction in corporate capital spending along with declining corporate earnings. Market volatility added fuel to the fire, and as volatility increased on the down side, many investors abandoned growth stocks, particularly in the technology and health care sectors.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to identify high-growth companies within attractive, fast-growing industries that have market capitalizations of $500 million to $10 billion. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

We continued to focus on the health care sector, where we found attractive long-term growth potential. Nevertheless, this strategy proved to be a mixed bag over the short term, as certain areas within the sector performed well and others did not. For example, managed care providers, hospitals, medical device makers and pharmaceutical services companies performed well during the year. But the Fund's biotechnology holdings, which represented approximately 25% of the Fund's portfolio, and specialty pharmaceuticals were weak.

We also continued to focus on the technology sector for its attractive long-term growth opportunities. Technology stocks comprised approximately one-third of the Fund's portfolio--a weighting that was a negative influence on the Fund's overall performance.

WHICH SPECIFIC SECTORS OR HOLDINGS OFFERED NOTABLE PERFORMANCE?(2)
Despite the drastic slowdown in economic growth, consumer spending remained fairly strong during the period, which boosted the performance of retail stocks. As such, the Fund's retail holdings, particularly Abercrombie and Fitch and American Eagle Outfitters, generated standout performance during the fiscal year. In addition, the Fund enjoyed solid performance from its holdings in the financial, consumer non-durables and consumer capital spending sectors.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included Genzyme Corp. at 3.2%; Idec Pharmaceuticals Corp. at 2.6%; Sungard Data Systems, Inc. at 2.4%; Gilead Sciences at 2.0%; Electronic Arts, Inc. at 1.8%; Ivax Corp. at 1.7%; Nat'l Commerce Financial at 1.7%; Millenium Pharmaceutical at 1.6%; SEI Investment Co. at 1.6%; and Weatherford Int'l at 1.5%.

                         One Group Mid Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
We look for a much-improved market in the coming fiscal year. We think most of the economic weakness is behind us, and we expect the economy to get back on a sound growth track in late 2001 or early 2002. Federal income tax cuts and lower interest rates should free up discretionary dollars to help the economy. We also think that inflation will remain under control, which should support a growing economy and a positive stock market. Although growth stocks took the brunt of the market correction, we believe they will be the performance leaders once the economy gets back on track, and we are positioning the Fund to benefit from this scenario.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P MidCap 400/BARRA Growth is a capitalization-weighted index that contains 400 stocks in the mid-range sector of the domestic stock market with higher price-to-book ratios. An investor cannot invest directly in an index.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Mid Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                              S&P MIDCAP 400/BARRA
                                                         CLASS I                     GROWTH                  S&P MIDCAP 400
                                                         -------              --------------------           --------------
6/91                                                      10000                       10000                       10000
6/92                                                      11515                       11556                       11856
6/93                                                      13975                       14014                       14546
6/94                                                      13953                       13747                       14538
6/95                                                      16708                       17097                       17786
6/96                                                      20824                       20408                       21626
6/97                                                      25562                       25166                       26670
6/98                                                      33515                       31934                       33912
6/99                                                      43031                       41614                       39740
6/00                                                      58800                       56920                       46486
6/01                                                      50836                       51123                       50612

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year              -13.54%    -13.77%    -18.29%    -14.42%    -18.05%    -14.39%    -15.13%
-------------------------------------------------------------------------------------------------
  5 year               19.54%     19.24%     17.96%     18.30%     18.10%     18.53%     18.53%
-------------------------------------------------------------------------------------------------
  10 year              17.66%     17.38%     16.74%     16.46%     16.46%     16.56%     16.56%
-------------------------------------------------------------------------------------------------
  Since Inception      17.50%     17.19%     16.68%     16.31%     16.31%     16.40%     16.40%
-------------------------------------------------------------------------------------------------
  Inception Date       3/2/89     3/2/89                3/2/89                3/2/89
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Mid Cap Growth Fund is measured against the S&P MidCap 400/BARRA Growth Index, an unmanaged index generally representative of the performance of the highest price to book securities in the S&P MidCap 400 Index. This index is used by over 95% of U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P MidCap 400 Index represents the performance of the mid-size company segment of the U.S. market.

The benchmark index for the Mid Cap Growth Fund has changed from the S&P MidCap 400 to the S&P MidCap 400/BARRA Growth in order to better represent the investment policies for comparison purposes.

                          One Group Mid Cap Value Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Mid Cap Value Fund (class I shares) posted a total return of 31.55%. (For information on other share classes and performance comparisons to indexes, please see page 12.)

The Fund underperformed its benchmark, the S&P MidCap 400/BARRA Value Index(1) (total return of 32.90%). We do not try to time the market with our cash position, but we have to maintain some liquidity; and with the Fund up over 30%, any cash position is a drain on performance. Contributing positively to the Fund's performance was its low exposure to technology stocks, which performed very poorly, and its significant weighting in the banking, financial, energy, and utilities sectors which performed well.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE FOR VALUE STOCKS?
Market volatility characterized the fiscal year. Company fundamentals lagged and earnings estimates moved down, sometimes into negative territory. That slowdown prompted the Federal Reserve to significantly reduce interest rates. In the meantime, the stock market had difficulty finding clear direction in the midst of conflicting economic data and alternately favored those companies poised to benefit from an economic rebound and those higher-quality stocks with more stable and predictable earnings. Mid- and small-cap value stocks performed much better than other equity styles during the fiscal year, as investors abandoned stocks that were highly leveraged to an unsustainably strong economy. Instead, they looked for stocks that had good earnings prospects and were reasonably valued.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves seeking out stocks with below-average price-to-earnings and price-to-book ratios. Our goal is to invest in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation. We focus on stocks with an "earnings catalyst," or some factor expected to improve the company's earnings growth, such as the introduction of a new product, a management turnaround or a merger.

At the beginning of the fiscal year we actively avoided "dot-com" stocks and others with exposure to the Internet. We felt that the risk/return ratio did not justify efforts to try to time the bottom of the technology market. This strategy was effective because tech stocks continued to fall through the end of calendar year 2000. After the first Federal Reserve rate cut in January, our analysts started to examine those stocks that were highly leveraged to economic recovery, or those that historically have responded well to interest rate cuts. We are confident that this strategy will prove effective, as we believe the economy will stay out of a recession and start to improve in the months ahead.

Overall, we took profits from stocks that had performed well while held in the portfolio. We also moved out of those whose catalysts did not materialize. In terms of purchases, we bought stocks where we uncovered a catalyst paired with an attractive price.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?(2)
The Fund enjoyed strong performance from engineering and construction companies (Jacobs Engineering), home builders (Lennar), thrifts and financials (Dime Bancorp, Greenpoint Financial) and insurance companies (Everest Re). Several individual holdings also generated strong performance, including RJ Reynolds and electric utility PPL Corp.

WHICH SECTORS OFFERED DISAPPOINTING PERFORMANCE?
The semiconductor sector proved to be a challenging area during the fiscal year and the performance of stocks in this sector negatively influenced the Fund's performance.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top holdings included Telephone & Data Systems Inc. at 1.9%; PMI Group Inc. at 1.9%; RJ Reynolds Tobacco Holdings, Inc. at 1.6%; Marshall & Ilsley Corp. at 1.5%; Atmel Corp. at 1.3%; Murphy Oil Corp. at 1.3%; Everest Re Group Ltd. at 1.2%; Pacific Century Financial Corp. at 1.1%; Cabot Corp. at 1.1%; and Greenpoint Financial Corp. at 1.1%.

                          One Group Mid Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe the one major concern for a full economic recovery is the consumer:
Will consumers continue to spend, or will they close their wallets in the face of rising unemployment and increasing debt levels? At this point, we expect consumer spending to weaken somewhat but still continue to grow. This should help lead the economy out of its slump. Therefore, going forward, we expect the market to yield attractive returns as corporate earnings firm and expectations increase for the future. We will continue to position the fund to take advantage of an improving economy by populating the portfolio with stocks leveraged to a rebound.

/s/ Kathleen Cole Dodd
Kathleen Cole Dodd
Managing Director of Value Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P MidCap 400/BARRA Value Index is a capitalization-weighted index that contains 400 stocks in the mid-range sector of the domestic market with lower price-to-book ratios. An investor cannot invest directly in an index.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Mid Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                              S&P MIDCAP 400/BARRA
                                                         CLASS I                      VALUE                 S&P MICD CAP 400
                                                         -------              --------------------          ----------------
6/91                                                      10000                       10000                       10000
6/92                                                      11624                       12037                       11856
6/93                                                      13203                       14843                       14546
6/94                                                      13736                       14919                       14538
6/95                                                      15938                       17945                       17786
6/96                                                      19142                       22052                       21626
6/97                                                      23077                       27313                       26670
6/98                                                      29601                       34600                       33912
6/99                                                      30731                       36349                       39740
6/00                                                      30849                       36410                       46486
6/01                                                      40582                       48389                       50612

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year               31.55%     31.30%     24.38%     30.26%     25.26%     30.32%     29.32%
-------------------------------------------------------------------------------------------------
  5 year               16.22%     15.93%     14.68%     15.04%     14.81%     15.11%     15.11%
-------------------------------------------------------------------------------------------------
  10 year              15.04%     14.77%     14.15%     13.91%     13.91%     13.94%     13.94%
-------------------------------------------------------------------------------------------------
  Since Inception      13.37%     13.08%     12.59%     12.26%     12.26%     12.28%     12.28%
-------------------------------------------------------------------------------------------------
  Inception Date       3/2/89     3/2/89                3/2/89                3/2/89
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Mid Cap Value Fund is measured against the S&P MidCap 400/BARRA Value Index, an unmanaged index generally representative of the performance of the lowest price to book securities in the S&P MidCap 400 Index. This index is used by over 95% of U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P MidCap 400 Index represents the performance of the mid-size segment of the U.S. market.

The benchmark for the Mid Cap Value Fund has changed from the S&P MidCap 400 to the S&P MidCap 400/BARRA Value in order to better represent the investment policies for comparison purposes.

                       One Group Diversified Mid Cap Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
The One Group Diversified Mid Cap Fund (class I shares) posted a total return of 6.13% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 14.)

The Fund underperformed its benchmark, the S&P MidCap 400 Index(1) (total return of 8.87%). Much of the underperformance occurred in March, after the Federal Reserve Board's (the "Fed") fourth rate cut of 2001.

The market found itself in the middle of two trends--dealing with the fallout from the technology bubble's burst of 2000, and the need to find an inflection point from which the economy and the technology sector will recover. The confluence of these trends created a proactive Fed, economic uncertainty and strong market volatility. Together, these factors negatively affected the Fund's performance.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Finding stocks with balance is the key to our strategy. We look for stocks with the right blend of valuation, fundamentals and positive sentiment anywhere along the value/growth continuum, as long as the stock's capitalization is between $500 million and $10 billion. In the value arena, we want stocks that have good valuations along with a catalyst to prompt market recognition of their value. Along with growth, we want stocks exhibiting strong fundamentals at a reasonable price.

In the highly volatile market of the last fiscal year, we increased the number of positions in the Fund, and we stayed invested in all market sectors. This helped us avoid serious problems when several companies delivered disappointing earnings news.

HOW DID SPECIFIC SECTORS OR HOLDINGS INFLUENCE THE FUND'S PERFORMANCE?(2)
The Fund's performance benefited from select insurance, banking and capital equipment holdings. The strong results were due to superior stock selection and some market climate factors.

On the other hand, the Fund's health care, retail and energy holdings generated disappointing performance. Within health care, we emphasized the biotechnology area, which performed poorly, and avoided the service area, which performed very well. Within the energy sector, we maintained an emphasis on natural gas pipeline and exploration companies. Unfortunately, these stocks were hurt by California's energy problems during the period. In addition, we avoided the refining area, which enjoyed a positive upturn. Late in the fiscal year we moved into the retail apparel sector. Our delay prevented us from fully participating in this sector's rally.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included Sungard Data Systems, Inc. at 1.7%; IDEC Pharmaceuticals Corp. at 1.6%; First Tennessee National Corp. at 1.6%; Telephone and Data Systems at 1.5%; Barnes and Noble at 1.4%; Genzyme Corp. at 1.4%; Weatherford International, Inc. at 1.3%; Charter Communications, Inc. at 1.2%; DST Systems Inc. at 1.2%; and Everest Re Group Ltd. at 1.2%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We think the Federal Reserve's proactive monetary policy should provide a positive backdrop for stocks. Also, considering that a great time to buy stocks usually is when companies report disappointing results, the months ahead may be favorable to the stock market. We will continue to focus on a bottom-up stock selection process, building the portfolio one stock at a time. As always, we will seek to uncover attractively valued stocks with improving fundamentals.

/s/ Michael D. Weiner, CFA
Michael D. Weiner, CFA
Managing Director of Balanced Equity Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-cap stock market. An investor cannot invest directly in an index.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Diversified Mid Cap Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                         S&P MIDCAP 400
                                                                          -------                         --------------
6/91                                                                       10000                              10000
6/92                                                                       11193                              11856
6/93                                                                       14965                              14546
6/94                                                                       16036                              14538
6/95                                                                       18426                              17786
6/96                                                                       21610                              21626
6/97                                                                       27868                              26670
6/98                                                                       33526                              33912
6/99                                                                       35362                              39740
6/00                                                                       40323                              46486
6/01                                                                       42797                              50612

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year                6.13%      5.91%      0.35%      5.05%      2.27%      5.24%      4.68%
-------------------------------------------------------------------------------------------------
  5 year               14.64%     14.36%     13.13%     13.68%     13.56%     13.67%     13.67%
-------------------------------------------------------------------------------------------------
  10 year              15.65%     15.47%     14.85%     14.59%     14.59%     14.60%     14.60%
-------------------------------------------------------------------------------------------------
  Since Inception      14.14%     13.87%     13.52%     13.06%     13.06%     13.05%     13.05%
-------------------------------------------------------------------------------------------------
  Inception Date     12/31/83   12/31/83              12/31/83              12/31/83
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99) performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The Diversified Mid Cap Fund commenced operations as the Pegasus Mid Cap Opportunity Fund on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Mid Cap Opportunity Fund prior to the acquisition by the One Group Diversified Mid Cap Fund on March 22, 1999.

The performance of the Diversified Mid Cap Fund is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. This index is used by over 95% of the U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                        One Group Large Cap Growth Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
The One Group Large Cap Growth Fund (class I shares) posted a total return of -33.56% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 16.)

The Fund outperformed its benchmark, the Russell 1000 Growth Index(1) (total return of -36.17%). Our focus on the computer services area of the technology sector helped the Fund's relative performance versus the benchmark.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
The fiscal year represented an extremely difficult period for growth stocks, particularly those in the large-cap universe and the technology sector. The root of the problem was a dramatic slowdown in economic growth beginning in the first half of the fiscal year. This led to a drastic reduction in corporate capital spending along with declining corporate earnings. Market volatility added fuel to the fire, and as volatility increased on the down side, many investors abandoned growth stocks, particularly in the technology and health care sectors.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
As always, our goal was to invest in good, large-size companies (capitalizations of $10 billion or more) within industries that are growing at a faster rate than the economy. We look for companies that will benefit from strong management teams and competitive advantages while keeping our sector weighting in line with that of our index. We believe these factors should allow sustained high growth at a rate that outpaces the industry average.

A key strategy during the fiscal year was over-weighting the computer services area of the technology sector, which offered more predictable earnings than other areas of technology. Companies such as IBM and EDS were among those we included in the portfolio. On the other hand, we backed away from communication equipment suppliers, which proved to be a positive factor for relative performance.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?(2)
In general, most of the areas in which the Fund had meaningful exposure were down for the year, due to the wholesale sell-off of growth stocks. But there were some bright spots. Retail, for example, held up fairly well during the period. The biggest winners within this sector were defensive holdings, such as grocery stores. Financial and utilities stocks also performed relatively well, but such holdings were not strongly represented in our growth-oriented portfolio.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's largest holdings included General Electric Co. at 8.6%; Microsoft Corp. at 5.8%; Pfizer, Inc. at 4.8%; AOL Time Warner at 4.3%; Intel Corp. at 3.5%; Home Depot at 2.8%; IBM Corp. at 2.8%; American Int'l Group at 2.4%, Walmart Stores, Inc. at 2.3%; and Cisco Systems, Inc. at 1.8%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We look for a much-improved market in the coming fiscal year. We think most of the economic weakness is behind us, and we expect the economy to get back on a sound growth track in late 2001 or early 2002. Federal income tax cuts and lower interest rates should free up discretionary dollars to help the economy. We also think that inflation will remain under control, which should support a growing economy and a positive stock market. Although growth stocks took the brunt of the market correction, we believe they will be the performance leaders once the economy gets back on track, and we are positioning the Fund to benefit from this scenario.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The Russell 1000 Growth Index is an unmanaged index generally representative of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Large Cap Growth Fund

--------------------------------------------------------------------------------

ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                      RUSSELL 1000 GROWTH
                                                                          -------                      -------------------
2/92                                                                       10000                              10000
6/92                                                                        9920                               9620
6/93                                                                       11301                              10489
6/94                                                                       12210                              10460
6/95                                                                       14878                              13652
6/96                                                                       17461                              17449
6/97                                                                       23244                              22917
6/98                                                                       31553                              30111
6/99                                                                       40634                              38321
6/00                                                                       46852                              48156
6/01                                                                       31127                              30736

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year              -33.56%    -33.72%    -37.20%    -34.20%    -37.37%    -34.19%    -34.83%
-------------------------------------------------------------------------------------------------
  5 year               12.26%     11.93%     10.73%     11.14%     10.88%     11.16%     11.16%
-------------------------------------------------------------------------------------------------
  Since Inception      12.93%     12.67%     12.02%     11.85%     11.85%     11.85%     11.85%
-------------------------------------------------------------------------------------------------
  Inception Date      2/28/92    2/28/92               2/28/92               2/28/92
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/22/94), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Large Cap Growth Fund is measured against the Russell 1000 Growth Index, an unmanaged index generally representative of the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                         One Group Large Cap Value Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Large Cap Value Fund (class I shares) posted a total return of 7.54%. (For information on other share classes and performance comparisons to indexes, please see page 19.)

The Fund slightly underperformed its benchmark, the S&P 500/BARRA Value Index(1) (total return of 7.92%).

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE FOR VALUE STOCKS?
Market volatility characterized the fiscal year. In addition, the manufacturing sector, which comprises 20%-25% of the total economy and a significant portion of the Large Cap Value Fund, entered a meaningful recession. As a result, company fundamentals lagged and earnings estimates moved down, sometimes into negative territory. That slowdown prompted the Federal Reserve to significantly reduce interest rates. In the meantime, the stock market had difficulty finding clear direction in the midst of conflicting economic data and alternately favored those companies poised to benefit from an economic rebound and those higher-quality stocks with more stable and predictable earnings.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves seeking out stocks with below-average price-to-earnings and price-to-book ratios. Our goal is to invest in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation. But price is not the only factor. We won't purchase a stock simply because it is cheap. Rather, we want stocks with attractive valuations and an "earnings catalyst," or some factor expected to improve the company's earnings growth, such as the introduction of a new product, a management turnaround or a merger. As such, our team of analysts spends a lot of time looking for those catalysts.

Throughout the fiscal year we maintained or increased positions in stocks with good earnings growth potential by capitalizing on several market trends. For example, in the finance area we increased the Fund's position in companies that have benefited from the recent mortgage-refinancing activity and reduced exposure to companies with limited revenue growth potential. We also owned stocks that proved to be relatively immune to the economic downturn, including holdings in the defense, aerospace and property/casualty-insurance industries. Toward the end of the fiscal year, as the manufacturing sector showed signs of emerging from its recession, we added stocks that had suffered declines and were showing early signs of earnings rebounds.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?(2)
The Fund's holdings in the communication technology group offered outstanding performance during the fiscal year, due to superior stock selection. The Fund owned several large software holdings, which performed relatively well, and avoided meaningful exposure to the poorly-performing telecommunications equipment manufacturers. Also, the Fund's holdings in the consumer non-durables sector, notably a significant position in Phillip Morris and automobile suppliers Lear and Johnson Controls, contributed nicely to Fund performance. The Fund's financial holdings also contributed positively to performance, due to our overweight in property/casualty insurers, which experienced top-line revenue growth.

WERE THERE ANY PERFORMANCE DISAPPOINTMENTS?(2)
The Fund could not escape the carnage within the telecom services sector and the stock-price declines suffered by WorldCom and Sprint. In addition, despite the economic downturn, consumer retail spending remained surprisingly strong. As such, our more defensive holdings within the retail sector underperformed.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included Exxon-Mobil Corp. at 6.2%; Citigroup, Inc. at 4.9%; Verizon Communications at 3.1%; Philip Morris, Inc. at 2.5%, American Int'l Group, Inc. at 2.4%, Royal Dutch Petroleum Co. at 2.4%; Bank of America Corp. at 2.0%; AOL Time Warner at 1.9%; Viacom at 1.7%; and Tyco International at 1.6%.

                         One Group Large Cap Value Fund

--------------------------------------------------------------------------------

ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
In the short term, we are concerned about consumer spending and its strong showing throughout the economic downturn. Should consumers show signs of weakness, either with a slowdown in spending or an inability to make debt payments at a time when consumer credit levels are at an all-time high, we could see weak financial markets. At this point, we expect consumer spending to weaken somewhat but still continue to grow. This should help lead the economy out of its slump. Therefore, going forward, we expect the market to yield attractive returns as corporate earnings firm and expectations increase for the future. In fact, those stocks most highly leveraged to an economic recovery already have rebounded prior to the anticipated earnings turn. We will continue to position the Fund to take advantage of an improving economy by populating the portfolio with stocks leveraged to a rebound.

/s/ Kathleen Cole Dodd
Kathleen Cole Dodd
Managing Director of Value Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
(1) The S&P 500/BARRA Value Index is an unmanaged index representing the performance of the lowest price-to-book ratio securities in the S&P 500. An investor cannot invest directly in an index.

(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Large Cap Value Fund

--------------------------------------------------------------------------------

ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                      S&P 500/BARRA VALUE
                                                                          -------                      -------------------
6/91                                                                       10000                              10000
6/92                                                                       11553                              11366
6/93                                                                       12331                              13467
6/94                                                                       12527                              13884
6/95                                                                       15461                              16844
6/96                                                                       17425                              21021
6/97                                                                       22148                              27514
6/98                                                                       26905                              34425
6/99                                                                       31549                              40119
6/00                                                                       29769                              38069
6/01                                                                       32014                              41084

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year                7.54%      7.30%      1.70%      6.42%      1.42%      6.50%      5.50%
-------------------------------------------------------------------------------------------------
  5 year               12.94%     12.71%     11.51%     11.83%     11.58%     11.85%     11.85%
-------------------------------------------------------------------------------------------------
  10 year              12.34%     12.12%     11.52%     11.42%     11.42%     11.44%     11.44%
-------------------------------------------------------------------------------------------------
  Since Inception      12.08%     11.86%     11.28%     11.17%     11.17%     11.18%     11.18%
-------------------------------------------------------------------------------------------------
  Inception Date       3/1/91     3/1/91                3/1/91                3/1/91
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Large Cap Value Fund is measured against the S&P 500/BARRA Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                          One Group Equity Income Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
The One Group Equity Income Fund (class I shares) posted a total return of 4.26% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 22.)

The Fund significantly outperformed its benchmark, the S&P 500 Index(1) (total return of -14.83%), during the fiscal year. The Fund benefited from its highly diversified posture, which allowed it to participate in the broadening of market strength. In addition, minimal exposure to technology-related sectors helped the Fund avoid the collapse in technology and telecommunications shares.

HOW DID ECONOMIC ACTIVITY INFLUENCE FUND PERFORMANCE?
Domestic economic activity played an important role in the Fund's performance during the fiscal year. Responding to deteriorating business conditions, the Federal Reserve Board reversed course and aggressively cut interest rates. This easing policy combined with turmoil in technology-related sectors worked in favor of interest-rate-sensitive equities, such as those represented in the Fund. Financial stocks, electric utilities, REITs (real estate investment trusts), convertible bonds and other income-oriented investments performed well during the period.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
For most of the fiscal year the stock market was in transition. Investors assessed the depth and duration of the earnings deceleration, lowered their growth expectations, and focused on stocks offering more reasonable valuations. Given this environment, our strategies remained consistent during the fiscal year. The Fund remained highly diversified in stocks of reasonable value. We also took the opportunity to upgrade the portfolio into companies with good earnings prospects.

In addition, we showed little patience with turnarounds and with companies that had ongoing earnings problems. The Fund's larger positions remained largely intact, but we added several new holdings in sectors we believe will gain earnings momentum in an economic recovery. These included retail, financial, consumer cyclicals and technology.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?(2)
Generally, value holdings significantly outperformed growth holdings during the fiscal year. Winning securities came from a variety of sectors, reflecting the improved breadth of the overall market. For example, the Fund enjoyed strong performance from holdings in the banking (Southtrust, First Tennessee), insurance (Allstate), tobacco (Philip Morris), electric utilities (American Electric Power, Entergy, Xcel Energy), capital equipment (Boeing, Minnesota Mining), health care (Baxter International) and energy (Texaco) sectors. In addition, the Fund benefited from improved performance of securities that pay higher interest and dividends, such as REITs and convertible securities.

WHICH SECTORS OFFERED DISAPPOINTING PERFORMANCE?
Deteriorating business conditions resulted in lower growth expectations and a reassessment of valuation for several companies. Especially hard-hit were the technology and telecommunications sectors and many of the Fund's worst performers were in these sectors. In addition, certain high-quality growth companies also generated disappointing performance due to persistent earnings problems. Our strategy for dealing with such holdings was to review each situation independently and determine whether the problems were temporary or longer lasting.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's 10 largest holdings included General Electric Co. at 6.4%; Exxon Mobil Corp. at 4.6%; Citigroup Inc. at 3.5%; Pfizer, Inc. at 3.0%; IBM Corp. at 3.0%; Royal Dutch Petroleum at 2.5%; Wal-Mart Stores, Inc. at 2.4%; American Home Products Corp. at 2.1%; SBC Communications Inc. at 2.1%; and Bank of America Corp. at 1.7%.

                          One Group Equity Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

WHAT IS YOUR OUTLOOK FOR THE FUND?
The combination of positive monetary policy and upcoming tax cuts should be enough to get the economy moving again. Nevertheless, we still face deteriorating earnings over the near term, and there are serious questions about what kind of growth we will see in the recovery.

We believe the best strategy is to have exposure to a wide range of stocks. Broadly diversified portfolios have benefited in this environment because investors continue to see value and opportunity in disparate market segments. As the recovery becomes more evident, we expect to concentrate more on companies that are gaining earnings momentum. We may become more aggressive during the next few quarters, as attractive opportunities are identified.

/s/ Michael D. Weiner, CFA
Michael D. Weiner, CFA
Managing Director of Balanced Equity Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. An investor cannot invest directly in an index.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Equity Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                            S&P 500
                                                                          -------                            -------
6/91                                                                       10000                              10000
6/92                                                                       11236                              11341
6/93                                                                       12535                              12887
6/94                                                                       12945                              13068
6/95                                                                       15670                              16475
6/96                                                                       19514                              20759
6/97                                                                       25543                              27962
6/98                                                                       31463                              36396
6/99                                                                       35014                              44679
6/00                                                                       32095                              47918
6/01                                                                       33463                              40810

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year                4.26%      4.02%     -1.43%      3.27%     -1.29%      3.07%      2.16%
-------------------------------------------------------------------------------------------------
  5 year               11.39%     11.07%      9.87%     10.29%     10.01%     10.32%     10.32%
-------------------------------------------------------------------------------------------------
  10 year              12.84%     12.53%     11.93%     11.76%     11.76%     11.78%     11.78%
-------------------------------------------------------------------------------------------------
  Since Inception      11.32%     11.00%     10.57%     10.25%     10.25%     10.27%     10.27%
-------------------------------------------------------------------------------------------------
  Inception Date       7/2/87     7/2/87                7/2/87                7/2/87
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Equity Income Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                       One Group Diversified Equity Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Diversified Equity Fund (class I shares) posted a total return of -12.37%. (For information on other share classes and performance comparisons to indexes, please see page 24.)

The Fund outperformed its benchmark, the S&P 500 Index(1) (total return of -14.83), for the fiscal year. Our efforts to maintain a broadly diversified portfolio through in-depth research and analysis enabled the Fund to stay slightly ahead of its benchmark.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
We look for stocks with balance. Among value names, we want stocks that have good valuations and a catalyst, such as the introduction of a new product or the installation of a new management team, that allows the market to recognize their value. In the growth universe, we want stocks exhibiting great fundamentals, but at a price that makes sense.

We selected stocks through a bottom-up, research-intensive process that identifies what we believe are the best stocks, rather than the best industries or sectors. This strategy served the Fund well by eliminating significant exposure to weak areas of the market, such as technology.

At fiscal year-end, approximately 80% of the portfolio was invested in large-cap stocks and 20% in mid-cap stocks. Growth names comprised 50% of the portfolio, while value stocks comprised 50% of the portfolio.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Fund enjoyed relatively attractive performance from holdings in the communications technology and software, consumer non-durables and semiconductor sectors. On the other hand, portfolio holdings in the health care and insurance industries were negative influences on performance.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included General Electric Co. at 4.3%; Exxon-Mobil at 3.8%; Microsoft at 3.6%; Citigroup, Inc. at 3.4%; AOL Time Warner at 2.8%; Pfizer, Inc. at 2.7%; American Int'l Group at 2.4%; Intel Corp. at 1.9%, Federal Home Loan at 1.9%; and Tyco Int'l. at 1.8%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Federal Reserve has done its best to jumpstart the economy with a series of several interest rate cuts. In addition, the tax-cut legislation enacted this year will be putting more cash directly into consumers' hands over the near term. This combination should lead to stronger economic trends in the months ahead. We expect stocks to respond with improved earnings growth. The diversified nature of the Fund's stock portfolio could reward investors by keeping investments in what we believe are the most attractive stocks available in the market.

/s/ Michael D. Weiner, CFA
Michael D. Weiner, CFA
Managing Director of Balanced Equity Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. An investor cannot invest directly in an index.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Diversified Equity Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                                              S&P
                                                                                         SUPERCOMPOSITE
                                              CLASS A                S&P 500               1500 INDEX              CLASS A*
                                              -------                -------             --------------            --------
6/91                                           10000                  10000                  10000                   9469
6/92                                           11921                  11341                  11341                  11288
6/93                                           14256                  12887                  12887                  13499
6/94                                           14230                  13068                  13068                  13474
6/95                                           16569                  16475                  16406                  15689
6/96                                           20046                  20759                  20578                  18981
6/97                                           26367                  27962                  27358                  24967
6/98                                           34794                  36396                  35414                  32946
6/99                                           41877                  44679                  42974                  39653
6/00                                           43959                  47918                  46457                  41624
6/01                                           38454                  40810                  40525                  36412

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year              -12.37%    -12.52%    -17.11%    -13.17%    -17.44%    -13.15%    -14.00%
-------------------------------------------------------------------------------------------------
  5 year               14.21%     13.92%     12.68%     13.05%     12.81%     13.12%     13.12%
-------------------------------------------------------------------------------------------------
  10 year              14.57%     14.42%     13.80%     13.61%     13.61%     13.63%     13.63%
-------------------------------------------------------------------------------------------------
  Since Inception      14.05%     13.92%     13.39%     13.10%     13.10%     13.12%     13.12%
-------------------------------------------------------------------------------------------------
  Inception Date     12/29/89   12/29/89              12/29/89              12/29/89
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (3/26/96), Class B (9/9/94) and Class C (11/4/97), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses.

The above-quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period before it was acquired by the One Group Diversified Equity Fund on March 26, 1996. Prior to March 26, 1996 performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Diversified Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SuperComposite 1500 Index represents the performance of large and small companies in the U.S. stock market.

The S&P SuperComposite 1500 Index consists of the average monthly returns of the S&P 500 Index for periods prior to January 1995. Thereafter, the data is from the S&P SuperComposite 1500 Index, which corresponds with the initiation of the S&P SuperComposite 1500 Index on January 1, 1995.

                            One Group Balanced Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Balanced Fund (class I shares) posted a total return of -3.61%. (For information on other share classes and performance comparisons to indexes, please see page 27.)

WHAT WAS THE FUND'S ASSET ALLOCATION?
The Fund maintained an asset allocation of 60% stocks and 40% bonds throughout the year. This represents a normal positioning for the Fund.

The stock component of the portfolio invests in several investment styles. It's important to note that we don't consciously overweight or underweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering greater return potential relative to their level of risk, in four different styles--large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value.

The fixed income portfolio was invested in a mix of Treasury, agency, corporate, mortgage-backed and asset-backed securities.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
A dramatic slowdown in economic growth and aggressive action by the Federal Reserve to prevent a recession were the key forces influencing the stock and bond markets during the fiscal year. The slowdown in growth led to cutbacks in business spending and earnings disappointments throughout corporate America. Larger-capitalization stocks and those within the growth style, including many in the technology sector, suffered the greatest declines. But, the environment remained favorable for value stocks, particularly those in the mid- and small-capitalization ranges.

Bond prices rallied late in calendar year 2000, as interest rates declined in response to the weakening economy. The Federal Reserve Board (the "Fed") took swift action early in January 2001 with the first of six rate cuts that slashed the federal funds rate by 275 basis points(1) in the first half of calendar year 2001. This contributed to a decline in short-term rates and a steepening of the yield curve. (The yield curve is the graphic representation of the relationship between bond yields and maturities. A steep yield curve occurs when yields dramatically increase as maturity lengthens.) Corporate and mortgage yield spreads also tightened, as the market perceived the Fed's actions would moderate the economic slowdown. (Spreads refer to the differences in yields between non-Treasury bonds, such as agency, corporate and mortgage-backed securities, and comparable-maturity Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase; when spreads widen prices decline.)

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS IN THE STOCK PORTFOLIO?
Our goal is to find stocks with balance. Within the value style, we want stocks that have good valuations along with catalysts that will bring their true value to light. In the growth universe, we want stocks exhibiting great fundamentals, but at a price that makes sense.

We selected stocks through a bottom-up, research-intensive process that identifies what we believe are the best stocks, rather than the best industries or sectors. This strategy served the Fund well by eliminating significant overexposure to weak areas of the market, such as technology.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The stock portfolio enjoyed relatively attractive performance from holdings in the communications, consumer non-durables and semiconductor sectors. On the other hand, portfolio holdings in the health care and insurance industries were negative influences on performance.

WHAT WAS YOUR STRATEGY IN THE FIXED INCOME PORTFOLIO?
Our strategies during the fiscal year included the selective use of corporate, mortgage, asset-backed and Treasury securities. We evaluated the return potential of individual securities prior to purchase, so that we could compare that potential to other opportunities available in the marketplace.

                            One Group Balanced Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

Throughout the fiscal year, we focused primarily on high-quality agency and mortgage-backed securities, which offered yield advantages. We generally stayed within the short- and intermediate-maturity ranges, which outperformed long-term bonds. We also maintained an underweighting in corporate securities. This strategy proved beneficial in the first half of the fiscal year, when corporate bonds under-performed other bond market sectors. But, this under-weighting had a negative effect in the second half of the fiscal year, as corporate bonds rebounded.

Consistent with the declining interest rate environment, the yield on the Fund's bond portfolio decreased during the fiscal year. At the same time, the general decline in interest rates led to higher bond prices and capital appreciation within the Fund's bond portfolio.

WHAT WERE THE PORTFOLIO'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the portfolio's top holdings included U.S. Treasury Bonds at 3.1%; General Electric Co. at 2.6%; Exxon-Mobil Corp. at 2.3%; Microsoft at 2.2%; Citigroup Inc. at 2.1%; AOL Time Warner at 1.7%; Pfizer, Inc. at 1.7%; American Int'l Group at 1.5%; Intel Corp. at 1.2%; and Tyco Int'l. at 1.2%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Fed has done its best to jumpstart the economy with a series of interest rate cuts. In addition, the tax-cut legislation enacted this year will be putting more cash directly into consumers' hands. This combination should lead to stronger economic trends in the months ahead. We expect stocks to respond with improved earnings growth. The diversified nature of the Fund's stock portfolio could reward investors by keeping investments in what we believe are the most attractive stocks available in the market.

We have positioned the bond portfolio to take advantage of the current opportunities in the investment-grade market. As such, we continue to emphasize mortgage-backed securities, because we believe this high-quality sector offers attractive return opportunities versus other sectors. In addition, we continue to underweight corporate securities due to the earnings problems and credit downgrades that continue to plague many companies. Compared to corporate bonds, asset-backed bonds offer comparable return potential along with higher credit quality. Therefore, we continue to use asset-backed securities as a substitute for corporate bonds.

/s/ Michael D. Weiner, CFA
Michael D. Weiner, CFA
Managing Director of Balanced Equity Team
Banc One Investment Advisors Corporation

/s/ Douglas S. Swanson
Douglas S. Swanson
Managing Director of Taxable Bonds
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

------------

(1) One basis point equals 1/100th of a percentage point.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                            One Group Balanced Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                                                          LIPPER BALANCED FUND
                                                         CLASS I                     S&P 500                      INDEX
                                                         -------                     -------              --------------------
4/93                                                      10000                       10000                       10000
6/93                                                      10129                       10049                       10205
6/94                                                      10027                       10190                       10288
6/95                                                      11636                       12847                       11883
6/96                                                      13356                       16187                       13644
6/97                                                      16048                       21803                       16458
6/98                                                      19597                       28380                       19488
6/99                                                      22094                       34838                       21737
6/00                                                      23363                       37364                       22700
6/01                                                      22518                       31821                       22461

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year               -3.61%     -3.92%     -9.00%     -4.62%     -9.32%     -4.58%     -5.52%
-------------------------------------------------------------------------------------------------
  5 year               11.01%     10.70%      9.51%      9.88%      9.61%      9.91%      9.91%
-------------------------------------------------------------------------------------------------
  Since Inception      10.35%     10.06%      9.34%      9.26%      9.26%      9.25%      9.25%
-------------------------------------------------------------------------------------------------
  Inception Date       4/2/93     4/2/93                4/2/93                4/2/93
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class B (1/14/94) and Class C (5/30/00), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

Performance for the Class C shares is based on Class I share performance adjusted to reflect the difference in expense ratios and sales charges.

The performance of the Balanced Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Balanced Fund Index is a blended index consisting of both stocks and bonds with a typical stock to bond ratio of around 60% to 40%.

                          One Group Equity Index Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group Equity Index Fund (class I shares) posted a total return of -15.05%. (For information on other share classes and performance comparisons to indexes, please see page 29.)

The Fund offered a total return similar to that of the S&P 500 Index(1), the unmanaged group of stocks the Fund seeks to track with little or no excess risk. The S&P 500 Index returned -14.83% for the year. The slight difference in returns between the Fund and the Index is due to fees and transaction costs charged to the Fund but not to the Index.

WHAT WERE THE MAJOR FACTORS CONTRIBUTING TO FUND PERFORMANCE?
Our practice of purchasing and selling stocks in anticipation to the addition or deletion from the Index helped to recover some of the costs associated with the Fund. We systematically purchase those companies that are going to enter the Index and sell those that are exiting, based on Standard & Poor's announcements of upcoming changes. This strategy has helped us to better track the index.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The following sectors provided the best performance: Electric Utilities, Financials, Banks, and Industrial Commodities. While Internet, Semiconductors, Communications Technology & Software offered the worst performance.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included General Electric Co. at 4.3%; Microsoft Corp. at 3.5%; Exxon Mobil Corp. at 2.7%; Citigroup, Inc. at 2.4%; Pfizer, Inc. at 2.3%; AOL Time Warner, Inc. at 2.1%; Wal-Mart Stores, Inc. at 2.0%; Intel Corp. at 1.8%; American Int'l Group, Inc. at 1.8% and IBM Corp. at 1.8%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We will continue to pursue our strategy of tracking the S&P 500 Index and attempting to minimize the impact of trading costs. Our longer term outlook remains favorable for the market as it continues to demonstrate a growing breadth of performance.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. An investor cannot invest directly in an index.
(2) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Equity Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                            S&P 500
                                                                          -------                            -------
7/91                                                                       10000                              10000
6/92                                                                       11211                              11341
6/93                                                                       12673                              12887
6/94                                                                       12753                              13068
6/95                                                                       16043                              16475
6/96                                                                       20129                              20759
6/97                                                                       27033                              27962
6/98                                                                       35077                              36396
6/99                                                                       42972                              44679
6/00                                                                       45921                              47918
6/01                                                                       39009                              40810

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year              -15.05%    -15.25%    -19.70%    -15.90%    -20.10%    -15.90%    -16.74%
-------------------------------------------------------------------------------------------------
  5 year               14.15%     13.85%     12.64%     13.02%     12.77%     13.07%     13.07%
-------------------------------------------------------------------------------------------------
  Since Inception      14.59%     14.31%     13.69%     13.50%     13.50%     13.53%     13.53%
-------------------------------------------------------------------------------------------------
  Inception Date       7/2/91     7/2/91                7/2/91                7/2/91
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Equity Index Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                     One Group Market Expansion Index Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group Market Expansion Index Fund (class I shares) posted a total return of 8.84% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 31.)

The Fund's performance closely tracked that of a market capitalization adjusted average of the returns on the indexes we track, the S&P MidCap 400 Index(1) (total return of 8.87%) and the S&P SmallCap 600 Index(2) (total return of 11.12%). The Fund has management fees and transaction expenses that do not apply to the indexes. Nevertheless, we were able to generate returns similar to the index's returns, despite high turnover in the benchmark and significant trading costs associated with smaller stocks.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
The market continued to expand its horizons during the fiscal year, and mid- and small-cap stocks fared much better than the market's largest offerings. But, within those arenas, value was the favored style, as investors turned to stocks offering attractive prices and realistic earnings forecasts.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The following sectors provided the best performance: Consumer Nondurables, Banks and other Financial Services. The Internet, Semiconductors, Communications Technology and Software sectors offered the worst performance.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(3)
As of June 30, 2001, the Fund's top 10 holdings included Genzyme Corp. at 1.0%; IDEC Pharmaceuticals Corp. at 0.8%; Sungard Data Systems at 0.6%; RJ Reynolds Tobacco Holdings Inc. at 0.6%; Electronic Arts Inc. at 0.6%; Millenium Pharmaceuticals, Inc. at 0.6%; Ivax Corp. at 0.5%; DST Systems Inc. at 0.5%; Greenpoint Financial Corp. at 0.5%; and Quest Diagnostics Inc. at 0.5%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We will continue to manage the Fund using our index style. As such, we will attempt to keep tracking error within 1% of our composite index, and we will continue to use a balanced, bottom-up quantitative process to add value.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-cap stock market. An investor cannot invest directly in an index.

(2) The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the stock market. An investor cannot invest directly in an index.
(3) Holdings are subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the fund.

                     One Group Market Expansion Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                         CLASS I                 S&P MIDCAP 400             S&P SMALLCAP 600
                                                         -------                 --------------             ----------------
7/98                                                      10000                       10000                       10000
6/99                                                      11490                       12191                       10578
6/00                                                      13134                       14261                       12100
6/01                                                      14295                       15526                       13445

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year                8.84%      8.59%      2.91%      7.68%      2.84%      7.78%      6.81%
-------------------------------------------------------------------------------------------------
  Since Inception      13.04%     12.74%     10.69%     12.43%     11.70%     11.83%     11.83%
-------------------------------------------------------------------------------------------------
  Inception Date      7/31/98    7/31/98               7/31/98               7/31/98
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/98), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The above-quoted performance data includes the performance of the Pegasus Market Expansion Index Fund for the period prior to the acquisition by the One Group Market Expansion Index Fund on March 22, 1999.

The performance of the Market Expansion Index Fund is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the mid-cap stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600 Index is an unmanaged index generally representative of the small companies stock market.

                           One Group Technology Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group Technology Fund (class I shares) posted a total return of -40.90% for the period from the Fund's inception on July 28, 2000, through June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 33.)

A dramatic slowdown in technology spending led to an extremely difficult period for technology stocks. Nevertheless, the Fund performed better than its benchmark, the Goldman Sachs Technology Index(1) (total return of -47.35). By maintaining less exposure to overvalued sectors, such as telecommunications and optical equipment, and greater exposure to computer services and select software companies, the Fund was able to generate better relative performance during the period.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary strategy during this challenging period was to attempt to own companies with accelerating revenues. We also sought to avoid sectors, such as telecommunications equipment, that were experiencing a bubble in demand.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?(2)
By focusing on the computer services sector, the Fund was able to take advantage of the counter-cyclical nature of that sector. In addition, with their hardware infrastructures already in place, companies looked to enhance their productivity with software. As such, select companies offering solutions for Internet and e-commerce security, enterprise resource planning, the integration of old and new software, and design automation were areas of relative strength.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's top 10 holdings included Microsoft at 9.6%; AOL Time Warner at 8.7%; IBM Corp. at 7.7%; Intel at 7.6%; Cisco Systems at 4.7%; Oracle at 3.8%; Dell Computer Corp. at 2.6%; Texas Instruments at 2.3%; Qualcomm at 2.1%; and EMC Corp. at 2.1%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect corporate spending for technology to improve as the economy turns around. We believe this may start to happen in the fourth quarter of 2001 and into 2002. At the same time, we also believe that the long-term outlook and prospects for the technology industry and technology spending remain favorable.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index that measures the performance of securities in the technology sector. An investor cannot invest directly in an index.

(2) Holdings are subject to change.

The Fund's value and it's returns may be considerable more volatile and pose greater risks due to the nature of the technology sector (short product cycles, price competition, obsolescence of existing technology) than the values and returns of other mutual funds invested in a broader range of industries and companies.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                           One Group Technology Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                                                     GOLDMAN SACHS TECHNOLOGY
                                                                          CLASS I                    INDUSTRY COMPOSITE INDEX
                                                                          -------                    ------------------------
7/00                                                                       10000                              10000
6/01                                                                        5910                               5127

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  Since Inception     -40.90%    -41.10%    -44.17%    -41.50%    -44.43%    -41.40%    -41.99%
-------------------------------------------------------------------------------------------------
  Inception Date      7/28/00    7/28/00               7/28/00               7/28/00
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Technology Fund is measured against the Goldman Sachs Technology Index, a capitalization-weighted index generally representative of the performance of securities covered in the technology sector. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                         One Group Health Sciences Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the period from the Fund's inception date, March 23, 2001 to June 30, 2001, the Fund's fiscal year end, One Group Health Sciences Fund (class I shares) posted a total return of 17.10%. (For information on other share classes and performance comparisons to indexes, please see page 35.)

The Fund outperformed its benchmark, the Goldman Sachs Health Care Index(1)(total return of 10.36%), during the period. Overweights in biotechnology and underweights in major pharmaceuticals drove the outperformance relative to the benchmark.

HOW DID MARKET AND ECONOMIC ACTIVITY INFLUENCE THE SECTOR?
Recent market volatility disproportionately has affected the biotech sector, because many of these stocks trade on the battered Nasdaq. On the other hand, many health care holdings, including most owned by the Fund, were not significantly affected by the U.S. economic slowdown.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy for the Fund is to focus on health care stocks with the best growth prospects from new and existing products. We attempt to balance more volatile biotech holdings with holdings in more stable industries, such as major pharmaceuticals and hospitals.

For the three-month period since the Fund's inception, our primary strategy was to overweight the biotech area, which proved to be a positive move. As a group, the Fund's biotech holdings were up approximately 35%, primarily due to our stock selection. We also under-weighted major pharmaceuticals, which were down approximately 3%, as a group.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?(2)
As a whole, the Fund's biotech holdings generated strong performance. Specifically, holdings in Protein Design Labs, Gilead Sciences and IDEC Pharmaceuticals generated strong returns. The only significant disappointment for the period came from the Fund's position in Waters Corp., which was down 40% on a modest earnings miss in the second quarter of 2001.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
As of June 30, 2001, the Fund's largest holdings included Pfizer Inc. at 7.5%; Bristol Myers Squibb Co. at 6.1%; Amgen Inc. at 6.0%; American Home Products Corp. at 5.9%; Medtronic Inc. at 4.8%; IDEC Pharmaceuticals Corp. at 4.3%; Protein Design Labs Inc. at 4.2%; Medimmune Inc. at 4.1%; Baxter Int'l Inc. at 3.8%; and HCA-The Healthcare Corp. at 3.8%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect healthcare companies to continue to report solid earnings results relative to other segments of the market in the months ahead. As interest rate cuts kick in and the economy recovers later in the year, we will most likely reduce some of our defensive holdings in order to participate more in the recovery. We anticipate robust new product flow, particularly from our biotech companies. Although the FDA has been slow to approve some new drugs lately, we anticipate a new commissioner by the end of the year, which we think should improve drug approval timelines. On the political front, we don't expect a Medicare prescription drug plan to become law until after the 2002 elections, although the issues will be widely debated. Ultimately, we expect a prescription drug plan to be contained in a larger Medicare reform package. Finally, we believe that demographics trends will continue to drive robust demand for healthcare products that save lives and improve patients' quality of life.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The Goldman Sachs Healthcare Index is a capitalization-weighted index that generally includes the stocks of over 100 companies that develop, commercialize and market healthcare-related products. The Goldman Sachs Healthcare Index consists primarily of stocks of companies in the healthcare industry with capitalizations of at least $1 billion. An investor cannot invest directly in an index.

(2) Holdings are subject to change.

As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Health Sciences Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                                                     GOLDMAN SACHS HEALTHCARE
                                                                          CLASS I                             INDEX
                                                                          -------                    ------------------------
3/01                                                                       10000                              10000
6/01                                                                       11710                              10374

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  Since Inception      17.10%     17.00%     10.90%     16.90%     11.90%     16.80%     15.80%
-------------------------------------------------------------------------------------------------
  Inception Date      3/23/01    3/23/01               3/23/01               3/23/01
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Health Sciences Fund is measured against the Goldman Sachs Healthcare Index, an unmanaged index measuring the performance of large- and mid-sized companies in the following sectors: Major/Specialty Pharmaceuticals, Biotechnology, Medical Technology and Health Services. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                   One Group International Equity Index Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
For the year ended June 30, 2001, One Group International Equity Index Fund (class I shares) posted a total return of -24.77%. (For information on other share classes and performance comparisons to indexes, please see page 37.)

The Fund employs a passive strategy whereby we invest 92% of assets in the developed international markets in a manner designed to track the Morgan Stanley Capital International Europe, Australia, Far East Gross Domestic Product (EAFE
GDP) Index(1). We invest the remaining 8% of assets to track a benchmark of equally weighted emerging markets. The Fund performed in line with the EAFE GDP Index for the one-year period (total return of -24.13), despite its exposure to emerging markets, which underperformed the developed countries.

HOW WOULD YOU DESCRIBE EVENTS IN THE INTERNATIONAL STOCK MARKET?
International equity markets declined sharply during the 12-month period, primarily due to slowing global economic growth prospects and declining corporate earnings. In addition, the U.S. dollar remained strong against foreign currencies, which compounded the problem for U.S.-based investors. In addition to poor local-market performance, U.S. investors saw their returns decline even more when the local-market returns were converted to U.S. dollars.

Markets that outperformed during the year included Norway, Ireland and Mexico. Several other markets experienced significant corrections during the year. In particular, those with the greatest technology, telecom and media exposures performed the worst.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)
Because the developed markets comprised close to 90% of the stock market capitalization, these countries had the largest representation in the Fund. For example, the Fund's largest country weightings as of June 30, 2001, were Japan at 29.6%; Germany at 13.5%; the United Kingdom at 10.3%; and France at 8.7%. As of June 30, 2001, the Fund's top 10 stock holdings included Toyota Motor Co. at 2.1%; Allianz AG at 1.4%; Eni SPA at 1.3.%; Muenchener Rueckver. at 1.2%; Total Fina Elf S.A. at 1.1%; Vodafone Group PLC at 1.1%; Deutsche Telecom AG at 1.0%; Nippon Telegraph and Tel. at 1.0%; Siemens AG NPS at 1.0% and Sony Corp. at 1.0%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
In an environment of slowing global economic growth--with prospects of a recovery later this year--and central-bank easing, several international markets appear attractive based on various valuation measures. We continue to recommend that investors have a portion of their assets invested internationally to capture the benefits of portfolio diversification and potential capital appreciation.

/s/ Clyde L. Carter, Jr.
Clyde L. Carter, Jr.
Managing Director of International Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The Morgan Stanley Capital International (MSCI) EAFE-GDP Index is an unmanaged index generally representative of the performance of international stock markets. An investor cannot invest directly in an index.

(2) Holdings are subject to change.
International investing involves increased risk and volatility.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                   One Group International Equity Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

                          VALUE OF $10,000 INVESTMENT
[GRAPH]

                                                                          CLASS I                         MSCI EAFE-GDP
                                                                          -------                         -------------
10/92                                                                      10000                              10000
6/93                                                                       11812                              12189
6/94                                                                       13636                              14456
6/95                                                                       14209                              14984
6/96                                                                       15801                              16864
6/97                                                                       18114                              19284
6/98                                                                       19842                              22204
6/99                                                                       22080                              24388
6/00                                                                       26073                              29206
6/01                                                                       19615                              22157

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year              -24.77%    -25.05%    -28.98%    -25.54%    -29.25%    -25.50%    -26.24%
-------------------------------------------------------------------------------------------------
  5 year                4.42%      4.14%      3.03%      3.36%      3.01%      3.52%      3.52%
-------------------------------------------------------------------------------------------------
  Since Inception       8.08%      7.82%      7.16%      6.98%      6.98%      7.07%      7.07%
-------------------------------------------------------------------------------------------------
  Inception Date     10/28/92   10/28/92              10/28/92              10/28/92
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (4/23/93), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

International investing involves increased risk and volatility.

The performance of the International Equity Index Fund is measured against the Morgan Stanley Capital International (MSCI) EAFE-GDP Index(1), an unmanaged index generally representative of the performance of international stock markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------------
(1) Gross Domestic Product (GDP) Weighted Morgan Stanley Capital International Europe, Australasia and Far East Index. MSCI EAFE-GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

                    One Group Diversified International Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

HOW DID THE FUND PERFORM?
One Group Diversified International Fund (class I shares) posted a total return of -25.13% for the year ended June 30, 2001. (For information on other share classes and performance comparisons to indexes, please see page 39.)

The Fund underperformed its benchmark, the MSCI EAFE + EMF (Morgan Stanley Capital International Europe, Asia and Far East plus Emerging Market Funds) Index(1) (total return of -23.89). Overweights in Finland, Singapore and Brazil and underweights in the United Kingdom and Switzerland caused the Fund to underperform relative to its benchmark.

International equity markets declined sharply during the fiscal year, primarily due to slowing global economic growth and declining corporate earnings. The stronger U.S. dollar accounted for nearly half the decline. Several markets experienced significant corrections during the year, including those with the greatest technology, telecommunications and media exposures.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to invest in countries with improving economic and stock market fundamentals at reasonable valuation levels. To that end, we increased exposure to Korea, China and Norway and reduced exposure to Japan and Finland. We also maintained an overweighted position in emerging markets. But because many of these countries underperformed the developed markets during the fiscal year, this strategy was a negative influence on Fund performance.

Another key strategy for the year was to reduce the Fund's tracking error versus the EAFE + EMF Index. We positioned the Fund closer to its benchmark, and in the process we reduced the largest country allocation over- and under-weights.

WHAT COUNTRIES DID YOU EMPHASIZE?(2)
With developed markets comprising close to 90% of the stock market capitalization, these countries held the largest positions in the Fund. As of June 30, 2001, the United Kingdom represented 14.6% of the portfolio, followed by Japan at 13.8%, Korea at 7.8%, France at 7.6% and Germany at 5.9%.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?(2)

As of June 30, 2001, the Fund's top 10 holdings included Nokia at 2.4%; GlaxoSmithKline at 1.4%; Amoco PLC at 1.2%; Royal Dutch Petroleum at 1.2%; BPS HSBC Holdings at 0.9%; Total FINA Elf S.A. at 0.9%; Telefonos De Mexico at 0.8%; MSCL Japan Int'l. Fund at 0.8%; ING Groep NV at 0.7% and Banco Santander Central Hispano Americano S.A. at 0.7%.

WHAT IS YOUR OUTLOOK FOR THE FUND?

In an environment of slowing global economic growth--with prospects of a recovery later this year--and central-bank easing, several international markets appear attractive based on various valuation measures. We continue to recommend that investors have a portion of their assets invested internationally to capture the benefits of portfolio diversification and potential capital appreciation.

/s/ Clyde L. Carter, Jr.
Clyde L. Carter, Jr.
Managing Director of International Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain, III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------

(1) The Morgan Stanley Capital International (MSCI) EAFE + EMF Index is an unmanaged index generally representative of the performance of the international stock markets and of emerging markets. An investor cannot invest directly in an index.

(2) Holdings are subject to change.
International investing involves increased risk and volatility.
Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                    One Group Diversified International Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

[GRAPH]                   VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                        MSCI EAFE + EMF
                                                                          -------                        ---------------
6/91                                                                       10000                              10000
6/92                                                                       10344                              10087
6/93                                                                       11083                              12158
6/94                                                                       12777                              14390
6/95                                                                       13414                              14611
6/96                                                                       14884                              16516
6/97                                                                       16861                              18750
6/98                                                                       18087                              18972
6/99                                                                       20138                              20845
6/00                                                                       24361                              24312
6/01                                                                       18239                              18504

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------
                      Class I    Class A    Class A*   Class B    Class B*   Class C    Class C*
-------------------------------------------------------------------------------------------------
  1 year               -25.13%    -25.25%    -29.16%    -25.88%    -29.52%    -25.87%    -26.59%
-------------------------------------------------------------------------------------------------
  5 year                 4.15%      3.87%      2.76%      3.16%      2.80%      3.16%      3.16%
-------------------------------------------------------------------------------------------------
  10 year                6.19%      5.94%      5.37%      5.23%      5.23%      5.24%      5.24%
-------------------------------------------------------------------------------------------------
  Since Inception        7.65%      7.35%      6.97%      6.65%      6.65%      6.65%      6.65%
-------------------------------------------------------------------------------------------------
  Inception Date      4/30/86    4/30/86               4/30/86               4/30/86
-------------------------------------------------------------------------------------------------

* Reflects Applicable Sales Charge or Contingent Deferred Sales Charge.

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99) performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

International investing involves increased risk and volatility.

The Diversified International Fund commenced operations as the Pegasus International Equity Fund on December 3, 1994 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus International Equity Fund prior to the acquisition by the One Group Diversified International Fund on March 22, 1999.

The performance of the Diversified International Fund is measured against the Morgan Stanley Capital International (MSCI) EAFE + EMF Index, an unmanaged index generally representative of the performance of international stock markets and of emerging markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

One Group Mutual Funds
Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS (98.4%):
Business Equipment & Services (7.1%):
   38    Administaff, Inc. (b) .................  $    991
   22    Advo, Inc. (b) ........................       762
   39    Dendrite International, Inc. (b) ......       433
   31    F.Y.I., Inc. (b) ......................     1,271
   73    Factset Research Systems, Inc. ........     2,617
   55    Fair Issac & Co., Inc. ................     3,425
   80    Global Payments, Inc. .................     2,408
   82    Insight Enterprises, Inc. (b) .........     2,016
   53    John H. Harland Co. ...................     1,235
   37    Maximus, Inc. (b) .....................     1,483
   21    Radisys Corp. (b) .....................       487
  100    RSA Security, Inc. (b) ................     3,084
   14    Startek, Inc. (b) .....................       321
   54    Varian Semiconductor Equipment Assoc.,
           Inc. (b) ............................     2,268
   51    Zebra Technologies Corp., Class A
           (b) .................................     2,495
                                                  --------
                                                    25,296
                                                  --------
Capital Goods (7.6%):
   67    Advanced Energy Industries, Inc.
           (b) .................................     2,757
   13    Baldor Electric Co. ...................       278
   66    C&D Technologies, Inc. ................     2,055
   60    Cymer, Inc. (b) .......................     1,522
  102    Graco, Inc. ...........................     3,369
   44    Helix Technology Corp. ................     1,350
   23    IDEX Corp. ............................       792
   83    Insituform Technologies, Inc. (b) .....     3,044
   45    Intermagnetics General Corp. (b) ......     1,458
   27    Manitowoc Co., Inc. ...................       808
   36    Metro One Telecommunications, Inc.
           (b) .................................     2,361
   77    Roper Industries, Inc. ................     3,195
   73    Shaw Group, Inc. (b) ..................     2,923
   73    Vicor Corp. (b) .......................     1,183
                                                  --------
                                                    27,095
                                                  --------
Consumer Durable (5.9%):
   53    Arbitron, Inc. (b) ....................     1,287
   31    Astropower, Inc. (b) ..................     1,590
  180    Axcelis Technologies, Inc. (b) ........     2,664
  154    Copart, Inc. (b) ......................     4,496
   63    Corinthian Colleges, Inc. (b) .........     2,965
   56    Harman International Industries,
           Inc. ................................     2,137
   38    Polaris Industries, Inc. ..............     1,745
   94    Stratos Lightwave, Inc. (b) ...........     1,222
   90    WMS Industries, Inc. (b) ..............     2,905
                                                  --------
                                                    21,011
                                                  --------
Consumer Non-Durable (6.9%):
   37    American Italian Pasta Co., Class A
           (b) .................................     1,717
   66    AptarGroup, Inc. ......................     2,140
   78    Constellation Brands, Inc. (b) ........     3,197
   80    Fleming Co., Inc. .....................     2,856

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
   55    Fossil, Inc. (b) ......................  $  1,141
   60    ITT Educational Services, Inc. (b) ....     2,687
  110    Ivex Packaging Corp. (b) ..............     2,098
   30    Libbey, Inc. ..........................     1,203
  122    NBTY, Inc. (b) ........................     1,518
   62    Pacific Sunwear of California, Inc.
           (b) .................................     1,400
   43    Quiksilver, Inc. (b) ..................     1,083
   69    Timberland Co., Class A (b) ...........     2,742
   27    Wet Seal, Inc., Class A (b) ...........       934
                                                  --------
                                                    24,716
                                                  --------
Consumer Services (2.7%):
   37    Action Performance Cos., Inc. (b) .....       925
   45    Anchor Gaming (b) .....................     2,876
   70    Midway Games, Inc. (b) ................     1,295
   26    On Assignment, Inc. (b) ...............       475
   32    SCP Pool Corp. (b) ....................     1,085
   53    THQ, Inc. (b) .........................     3,160
                                                  --------
                                                     9,816
                                                  --------
Energy (5.6%):
   54    Barrett Resources Corp. (b) ...........     3,209
   58    Cabot Oil & Gas Corp., Class A ........     1,403
   65    Cal Dive International, Inc. (b) ......     1,594
   35    Dril-Quip, Inc. (b) ...................       743
   35    HS Resources, Inc. (b) ................     2,255
   83    Louis Dreyfus Natural Gas Corp. (b) ...     2,885
   30    Oceaneering International, Inc. (b) ...       623
   37    Patina Oil & Gas Corp. (b) ............       981
   32    Plains Resources, Inc. (b) ............       778
   26    Power Integrations, Inc. (b) ..........       401
   69    Veritas DGC, Inc. (b) .................     1,915
  219    XTO Energy, Inc. ......................     3,143
                                                  --------
                                                    19,930
                                                  --------
Financial Services (7.1%):
   31    Barra, Inc. (b) .......................     1,262
   70    Commerce Bancorp, Inc. ................     4,940
   74    Community First Bankshares, Inc. ......     1,702
   88    Cullen/Frost Bankers, Inc. ............     2,992
   36    East-West Bancorp, Inc. ...............       972
   58    First Midwest Bancorp, Inc. ...........     1,789
   25    Hilb, Rogal & Hamilton Co. ............     1,111
   83    Hudson United Bancorp .................     2,117
  100    New York Community Bancorp ............     3,756
   51    Southwest Bancorp of Texas (b) ........     1,553
   50    Sterling Bancshares, Inc. .............       959
  116    TrustCo Bank Corp. ....................     1,547
   26    UCBH Holdings, Inc. ...................       789
                                                  --------
                                                    25,489
                                                  --------

                                       40
Continued

One Group Mutual Funds
Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Care (22.4%):
   60    Accredo Health, Inc. (b) ..............  $  2,226
   64    AdvancePCS (b) ........................     4,092
   83    Alliance Pharmaceutical Corp. (b) .....       187
   23    Arthrocare Corp. (b) ..................       596
  105    Bio-Technology General Corp. (b) ......     1,376
   96    Cephalon, Inc. (b) ....................     6,788
   37    Cooper Cos., Inc. .....................     1,897
   51    Cryolife, Inc. (b) ....................     2,101
   50    Cygnus, Inc. (b) ......................       513
   62    Diagnostic Products Corp. .............     2,072
   54    Enzo Biochem, Inc. (b) ................     1,842
   39    Haemonetics Corp. (b) .................     1,202
  153    Hooper Holmes, Inc. ...................     1,565
   75    IDEXX Laboratories, Inc. (b) ..........     2,338
   17    Impath, Inc. (b) ......................       758
   38    Inamed Corp. (b) ......................     1,076
   65    Invacare Corp. ........................     2,511
   50    Medicis Pharmaceuticals, Inc. (b) .....     2,634
   57    Mentor Corp. ..........................     1,625
   62    Mid Atlantic Medical Services, Inc.
           (b) .................................     1,119
   23    Noven Pharmaceuticals, Inc. (b) .......       902
  120    Orthodontic Centers of America, Inc.
           (b) .................................     3,631
   80    Owens & Minor, Inc. ...................     1,520
  128    Patterson Dental Co. (b) ..............     4,213
   56    Pediatrix Medical Group, Inc. (b) .....     1,859
  110    Pharmaceutical Product Development,
           Inc. (b) ............................     3,350
   10    PolyMedica, Corp. (b) .................       405
   78    Priority Healthcare Corp., Class B
           (b) .................................     2,203
   43    Province Healthcare Co. (b) ...........     1,532
   81    Regeneron Pharmaceuticals, Inc. (b) ...     2,793
   32    Rehabcare Group, Inc. (b) .............     1,547
   87    Renal Care Group, Inc. (b) ............     2,855
   67    Resmed, Inc. (b) ......................     3,401
   70    Respironics, Inc. (b) .................     2,083
   20    Surmodics, Inc. (b) ...................     1,176
   81    Sybron Dental Specialties, Inc. (b) ...     1,668
   34    Syncor International Corp. (b) ........     1,063
  108    Universal Health Services, Inc., Class
           B (b) ...............................     4,913
   19    Vital Signs, Inc. .....................       635
                                                  --------
                                                    80,267
                                                  --------
Raw Materials (3.0%):
   54    Cambrex Corp. .........................     2,726
   47    Georgia Gulf Corp. ....................       721
   44    OM Group, Inc. ........................     2,475
   72    Stillwater Mining Co. (b) .............     2,118
   76    Techne Corp. (b) ......................     2,467

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
   51    Valence Technology, Inc. (b) ..........  $    327
                                                  --------
                                                    10,834
                                                  --------
Retail (8.8%):
   79    99 Cents Only Stores (b) ..............     2,374
   94    Applebee's International, Inc. ........     3,003
   55    CEC Entertainment, Inc. (b) ...........     2,719
   54    Chico's FAS, Inc. (b) .................     1,593
   30    Christopher & Banks Corp. (b) .........       985
   40    Cost Plus, Inc. (b) ...................     1,194
   62    Delta & Pine Land Co. .................     1,226
   70    Ethan Allen Interiors, Inc. ...........     2,265
   21    Factory 2-U Stores, Inc. (b) ..........       613
   51    Genesco, Inc. (b) .....................     1,714
   38    Hot Topic, Inc. (b) ...................     1,176
   63    Jack in the Box, Inc. (b) .............     1,652
   95    O'Reilly Automotive, Inc. (b) .........     2,727
  149    Ruby Tuesday, Inc. ....................     2,551
   45    Sonic Corp. (b) .......................     1,420
   74    The Cheesecake Factory, Inc. (b) ......     2,084
   87    Whole Foods Market, Inc. (b) ..........     2,355
                                                  --------
                                                    31,651
                                                  --------
Shelter (0.7%):
   16    NVR, Inc. (b) .........................     2,412
                                                  --------
Technology (17.1%):
  114    Aeroflex, Inc. (b) ....................     1,193
   39    Alliant Techsystems, Inc. (b) .........     3,503
   65    Alpha Industries, Inc. (b) ............     1,909
   62    American Management Systems, Inc. .....     1,463
   20    Applied Materials, Inc. (b) ...........       967
   40    Aspen Technology, Inc. (b) ............       973
   55    ATMI, Inc. (b) ........................     1,650
   43    AXT, Inc. (b) .........................     1,140
  112    BE Aerospace, Inc. (b) ................     2,139
   55    Black Box Corp. (b) ...................     3,692
   29    CACI International, Inc., Class A
           (b) .................................     1,363
   46    Catapult Communications Corp. (b) .....     1,035
   58    Cerner Corp. (b) ......................     2,453
   80    Cognex Corp. (b) ......................     2,708
  104    Cohu, Inc. ............................     2,349
   55    CTS Corp. .............................     1,117
   23    Dionex Corp. (b) ......................       748
   29    Elantec Semiconductor, Inc. (b) .......       980
   51    Electro Scientific Industries, Inc.
           (b) .................................     1,958
   46    Inter-Tel, Inc. .......................       548
   57    Intervoice-Brite, Inc. (b) ............       624
   53    Itron, Inc. (b) .......................     1,005
   13    Keithley Instruments, Inc. ............       279
   80    Kopin Corp. (b) .......................       969
   35    Lone Star Technologies, Inc. (b) ......     1,249

                                       41
Continued

One Group Mutual Funds
Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology, continued:
   17    MapInfo Corp. (b) .....................  $    365
   47    Mercury Computer Systems, Inc. (b) ....     2,346
   32    Microsemi Corp. (b) ...................     2,300
   73    National Data Corp. ...................     2,365
   39    NYFIX, Inc. (b) .......................     1,246
   23    Photon Dynamics, Inc. (b) .............       621
   67    Progress Software Corp. (b) ...........     1,081
   52    Radiant Systems, Inc. (b) .............       832
   25    Rogers Corp. (b) ......................       665
   37    Symmetricom, Inc. (b) .................       537
   60    Teledyne Technologies, Inc. (b) .......       906
   83    Tetra Tech, Inc. (b) ..................     2,244
   25    Trimble Navigation Ltd. (b) ...........       483
   68    Varian Medical Systems, Inc. (b) ......     4,834
   41    ViaSat, Inc. (b) ......................       979
   17    Woodward Governor Co. .................     1,434
                                                  --------
                                                    61,252
                                                  --------
Transportation (3.1%):
   94    Atlantic Coast Airlines, Inc. (b) .....     2,816

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Transportation, continued:
   39    Forward Air Corp. (b) .................  $  1,171
   37    Frontier Airlines, Inc. (b) ...........       459
   70    Heartland Express, Inc. (b) ...........     1,592
   17    Landstar System, Inc. (b) .............     1,129
   77    Mesa Air Group, Inc. (b) ..............       951
  109    Skywest, Inc. .........................     3,041
                                                  --------
                                                    11,159
                                                  --------
Utilities (0.4%):
   55    Philadelphia Suburban Corp. ...........     1,403
                                                  --------
  Total Common Stocks                              352,331
                                                  --------
INVESTMENT COMPANIES (1.2%):
4,120    One Group Prime Money Market Fund,
           Class I .............................     4,120
                                                  --------
  Total Investment Companies                         4,120
                                                  --------
Total (Cost $303,123)(a)                          $356,451
                                                  ========

------------
Percentages indicated are based on net assets of $357,886.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $10,490. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 56,427
                   Unrealized depreciation......................   (13,589)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 42,838
                                                                  ========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS (97.5%):
Business Equipment & Services (6.5%):
  165    AAR Corp. .............................  $  2,822
  156    Applied Industrial Technologies,
           Inc. ................................     2,949
   58    Banta Corp. ...........................     1,705
  163    Bowne & Co., Inc. .....................     1,869
  128    G & K Services, Inc., Class A .........     3,435
  131    Kelly Services, Inc., Class A .........     3,165
  178    Paxar Corp. (b) .......................     2,556
  196    Unifirst Corp. ........................     3,725
  160    Wackenhut Corrections Corp. (b) .......     2,089
                                                  --------
                                                    24,315
                                                  --------
Capital Goods (11.6%):
   23    Astec Industries, Inc. (b) ............       390
   64    Briggs & Stratton Corp. ...............     2,699
   28    Butler Manufacturing Co. ..............       688
  104    Centex Construction Products, Inc.
           (b) .................................     3,390
  143    Cummins Engine, Inc. ..................     5,528
   35    Federal Signal Corp. ..................       821
  196    Harsco Corp. (b) ......................     5,312
   23    Lawson Products, Inc. .................       665
   23    Lincoln Electric Holdings, Inc. .......       592
   41    Nacco Industries, Inc., Class A .......     3,174
   38    National Service Industries, Inc. .....       853
  110    Paccar, Inc. ..........................     5,676
   30    SPS Technologies, Inc. (b) ............     1,398
   66    Tecumseh Products Co. .................     3,277
  145    Trinity Industries, Inc. ..............     2,970
   67    Watts Industries, Inc., Class A .......     1,142
  133    York International Corp. ..............     4,647
                                                  --------
                                                    43,222
                                                  --------
Consumer Durable (5.9%):
   78    Arctic Cat, Inc. ......................     1,135
  234    Arvinmeritor, Inc. ....................     3,917
   80    Bassett Furniture Industries, Inc. ....     1,004
   23    Borg Warner, Inc. .....................     1,121
   82    Bush Industries, Inc. (b) .............     1,076
  102    CompX International, Inc. (b) .........     1,214
  134    Interface, Inc. .......................     1,007
  192    Intermet Corp. ........................     1,084
  113    Mohawk Industries, Inc. (b) ...........     3,964
   44    Myers Industries, Inc. ................       664
   99    Oneida Ltd. ...........................     2,015
   88    Smith (A.O.) Corp. ....................     1,581
   93    Snap-On, Inc. .........................     2,240
                                                  --------
                                                    22,022
                                                  --------
Consumer Non-Durable (3.2%):
    0    Farmer Brothers Co. (c) ...............        93
  149    Interstate Bakeries Corp. .............     2,384
   41    Lancaster Colony Corp. ................     1,339

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
   58    Smithfield Foods, Inc. (b) ............  $  2,329
  188    United Stationers, Inc. (b) ...........     5,940
                                                  --------
                                                    12,085
                                                  --------
Consumer Services (0.3%):
   39    Brunswick Corp. .......................       937
                                                  --------
Energy (2.2%):
  112    Ashland Co., Inc. .....................     4,495
   97    Ocean Energy, Inc. ....................     1,684
   79    Pennzoil-Quaker State Co. .............       887
  101    Tesoro Petroleum Corp. (b) ............     1,275
                                                  --------
                                                     8,341
                                                  --------
Financial Services (16.2%):
   62    A.G. Edwards, Inc. ....................     2,790
   32    Affiliated Managers Group, Inc. (b) ...     1,980
   64    Alfa Corp. ............................     1,573
   27    Allmerica Financial Corp. .............     1,541
   59    American Financial Group, Inc. ........     1,785
   40    Associated Banc-Corp. .................     1,450
   20    City National Corp. ...................       864
   66    Commerce Bancshares, Inc. .............     2,439
   44    Commerce Group, Inc. ..................     1,619
   60    Community First Bankshares, Inc. ......     1,380
  129    Compass Bancshares, Inc. ..............     3,429
   47    FBL Financial Group, Inc., Class A
           (b) .................................       848
   45    Fidelity National Financial, Inc. .....     1,113
   44    First American Financial Corp. ........       833
  108    FirstMerit Corp. ......................     2,841
   11    LandAmerica Financial Group, Inc. .....       334
   33    Mercantile Bankshares Corp. ...........     1,283
  104    Nationwide Financial Services, Inc.,
           Class A .............................     4,518
   72    Old Republic International Corp. ......     2,082
   18    Phoenix Co., Inc. (b)..................       327
   83    PXRE Group Ltd.........................     1,613
  113    Radian Group, Inc. ....................     4,578
   45    Selective Insurance Group, Inc. .......     1,201
   56    Silicon Valley Bankshares (b) .........     1,230
   71    Southwest Securities Group, Inc. ......     1,474
  166    Sovereign Bancorp, Inc. ...............     2,152
  110    State Auto Financial Corp. ............     1,803
  115    Susquehanna Bancshares, Inc. ..........     2,334
   43    Triad Guaranty, Inc. (b) ..............     1,708
  138    Washington Federal, Inc. ..............     3,393
   85    Webster Financial Corp. ...............     2,799
   24    Whitney Holding Corp. .................     1,140
                                                  --------
                                                    60,454
                                                  --------

                                       43
Continued

One Group Mutual Funds
Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Care (3.6%):
   15    Analogic Corp. ........................  $    683
  152    Gentiva Health Services, Inc. (b) .....     2,729
  189    Health Net, Inc. (b) ..................     3,293
  124    Ocular Sciences, Inc. (b) .............     3,157
   50    Staar Surgical Co. (b) ................       242
   79    Theragenics Corp. (b) .................       879
   95    West Pharmaceutical Services, Inc. ....     2,562
                                                  --------
                                                    13,545
                                                  --------
Raw Materials (9.9%):
   27    A. Schulman, Inc. .....................       369
  123    Applied Extrusion Technology, Inc.
           (b) .................................       905
   70    H.B. Fuller Co. .......................     3,478
  190    Lafarge Corp. .........................     6,356
  116    Mueller Industries, Inc. (b) ..........     3,801
   76    Rock-Tenn Co., Class A ................       932
  102    Ryerson Tull, Inc. ....................     1,372
  114    Solutia, Inc. .........................     1,447
   35    Southern Peru Copper Corp. ............       429
  120    Steel Technologies, Inc. ..............       854
   47    Stepan Co. ............................     1,231
   34    Temple-Inland, Inc. ...................     1,807
   52    Texas Industries, Inc. ................     1,778
  217    Unifi, Inc. (b) .......................     1,843
   44    Universal Forest Products, Inc. .......       988
   85    Wellman, Inc. .........................     1,518
  162    Westvaco Corp. ........................     3,925
  231    Wolverine Tube, Inc. (b) ..............     3,828
                                                  --------
                                                    36,861
                                                  --------
Real Estate Investment Trust (4.7%):
   60    Colonial Properties Trust .............     1,842
  144    Developers Diversified Realty Corp. ...     2,642
   45    Felcor Lodging Trust, Inc. ............     1,048
   28    First Industrial Realty Trust .........       906
   65    Glimcher Realty Trust .................     1,162
  142    Great Lakes REIT, Inc. ................     2,592
   81    Highwoods Properties, Inc. ............     2,148
   62    Prentiss Properties Trust .............     1,625
  165    Thornburg Mortgage, Inc. ..............     2,562
   81    United Dominion Realty Trust, Inc. ....     1,162
                                                  --------
                                                    17,689
                                                  --------
Retail (10.1%):
   75    Applebee's International, Inc. ........     1,507
  233    Bob Evans Farms, Inc. .................     4,191
  175    Bon-Ton Stores, Inc. (b) ..............       533
   23    Burlington Coat Factory Warehouse
           Corp. ...............................       460
  144    Casey's General Stores, Inc. ..........     1,876
   56    CBRL Group, Inc. ......................       944
   70    Claire's Stores, Inc. .................     1,353
   56    Dillard's, Inc., Class A ..............       860

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Retail, continued:
   60    Goody's Family Clothing, Inc. (b) .....  $    242
  157    Haverty Furniture Cox., Inc. ..........     2,352
  152    Kellwood Co. ..........................     3,518
   85    Men's Wearhouse, Inc. (b) .............     2,332
   57    Nautica Enterprises, Inc. (b) .........     1,158
   13    O'Charleys, Inc. ......................       258
   87    Pier 1 Imports, Inc. ..................       999
  138    REX Stores Corp. (b) ..................     3,717
   68    Ruddick Corp. .........................     1,144
   97    The Steak n Shake Co. (b) .............       901
  159    Tractor Supply Co. (b) ................     2,542
   89    V.F. Corp. ............................     3,241
  106    Zale Corp. (b) ........................     3,569
                                                  --------
                                                    37,697
                                                  --------
Shelter (3.0%):
  126    Clayton Homes, Inc. ...................     1,978
   72    Crossmann Communities, Inc. ...........     2,865
   32    Fleetwood Enterprises, Inc. ...........       444
  172    HON Industries, Inc. ..................     4,175
   37    Palm Harbor Homes, Inc. (b) ...........       803
  139    Patrick Industries, Inc. ..............     1,125
                                                  --------
                                                    11,390
                                                  --------
Technology (11.2%):
  124    Actel Corp. (b) .......................     3,034
   84    American Management Systems, Inc.
           (b) .................................     1,987
   36    AMETEK, Inc. ..........................     1,091
   73    Analysts International Corp. ..........       325
  154    Asyst Technologies, Inc. (b) ..........     2,072
   33    Audiovox Corp., Class A (b) ...........       361
  181    Avnet, Inc. ...........................     4,058
   69    Benchmark Electronics, Inc. (b) .......     1,686
  163    Brightpoint, Inc. (b) .................       473
  141    Captaris, Inc. (b) ....................       294
  128    CDI Corp. (b) .........................     2,166
   44    Cognex Corp. (b) ......................     1,500
   25    Coherent, Inc. (b) ....................       904
  165    Cohu, Inc. ............................     3,706
   56    Credence Systems Corp. (b) ............     1,345
  158    Cyberoptics Corp. (b) .................     1,923
   17    Dupont Photomasks, Inc. (b) ...........       840
   89    Electroglas, Inc. (b) .................     1,574
   55    Electronics for Imaging, Inc. (b) .....     1,608
   26    Gencorp, Inc. .........................       330
   61    Hyperion Solutions Corp. (b) ..........       909
  149    Interphase Corp. ......................       769
  112    Kulicke & Soffa Industries, Inc.
           (b) .................................     1,920
  252    Parlex Corp. (b) ......................     2,490
   37    Photronics, Inc. (b) ..................       938

                                       44
Continued

One Group Mutual Funds
Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology, continued:
  112    Pioneer-Standard Electronics, Inc. ....  $  1,435
   29    Tech Data Corp. (b) ...................       979
  143    X-Rite, Inc. ..........................     1,268
                                                  --------
                                                    41,985
                                                  --------
Transportation (6.1%):
  147    Alaska Air Group, Inc. (b) ............     4,240
  106    Alexander & Baldwin, Inc. .............     2,717
  107    CNF, Inc. .............................     3,028
  142    J.B. Hunt Transport Services, Inc.
           (b) .................................     2,586
   16    Landstar System, Inc. (b) .............     1,095
  144    US Freightways Corp. ..................     4,253
   93    Werner Enterprises, Inc. ..............     2,263
  136    Yellow Corp. (b) ......................     2,574
                                                  --------
                                                    22,756
                                                  --------

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   ---------------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities (3.0%):
   68    Alliant Energy Corp. ..................  $  1,985
   40    Hawaiian Electric Industries, Inc. ....     1,513
  104    Northwest Natural Gas Co. .............     2,585
   28    UIL Holdings Corp. ....................     1,346
  163    Wisconsin Energy Corp. ................     3,883
                                                  --------
                                                    11,312
                                                  --------
  Total Common Stocks                              364,611
                                                  --------
INVESTMENT COMPANIES (2.5%):
   50    iShares Russell 2000 Value ............     6,450
3,044    One Group Prime Money Market Fund,
           Class I .............................     3,044
                                                  --------
  Total Investment Companies                         9,494
                                                  --------
Total (Cost $310,391)(a)                          $374,105
                                                  ========

------------
Percentages indicated are based on net assets of $374,157.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,103. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $69,038
                   Unrealized depreciation......................   (6,427)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $62,611
                                                                  =======

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

                                                  MARKET
SHARES           SECURITY DESCRIPTION             VALUE
------   -------------------------------------  ----------
COMMON STOCKS (98.1%):
Business Equipment & Services (12.6%):
  365    Affiliated Computer Services, Inc.,
           Class A (b) .......................  $   26,215
  559    Apollo Group, Inc., Class A (b) .....      23,742
  294    Catalina Marketing Corp. (b) ........       8,978
  300    ChoicePoint, Inc. (b) ...............      12,625
   65    Concord EFS, Inc. (b) ...............       3,358
  203    CSG Systems International, Inc.
           (b) ...............................      11,523
  562    DST Systems, Inc. (b) ...............      29,602
   89    Fiserv, Inc. (b) ....................       5,690
  279    Herman Miller, Inc. .................       6,743
  430    Jack Henry & Assoc., Inc. ...........      13,319
  125    Jacobs Engineering Group, Inc.
           (b) ...............................       8,134
  572    Manpower, Inc. ......................      17,088
  437    NOVA Corp. (b) ......................      13,734
  336    NVIDIA Corp. (b) ....................      31,150
  146    Reynolds & Reynolds Co., Class A ....       3,205
  289    Sotheby's Holdings, Inc., Class A
           (b) ...............................       4,668
1,704    SunGard Data Systems, Inc. (b) ......      51,143
                                                ----------
                                                   270,917
                                                ----------
Capital Goods (4.3%):
  346    American Standard Cos., Inc. (b) ....      20,789
  398    Cooper Cameron Cos., Inc. (b) .......      22,194
  213    Fastenal Co. ........................      13,180
  179    Flowserve Corp. (b) .................       5,510
  241    SPX Corp. (b) .......................      30,218
                                                ----------
                                                    91,891
                                                ----------
Consumer Durable (0.7%):
  355    Gentex Corp. (b) ....................       9,901
  150    Mohawk Industries, Inc. (b) .........       5,279
                                                ----------
                                                    15,180
                                                ----------
Consumer Non-Durable (3.5%):
  648    Dial Corp. ..........................       9,229
  203    Estee Lauder Cos., Class A ..........       8,732
  259    Hormel Foods Corp. ..................       6,301
  578    Jones Apparel Group, Inc. (b) .......      24,952
  489    McCormick & Co., Inc. ...............      20,568
  137    Tootsie Roll Industries .............       5,294
                                                ----------
                                                    75,076
                                                ----------
Consumer Services (5.8%):
  464    Dun & Bradstreet Corp. (b) ..........      13,094
  137    Houghton Mifflin Co. ................       8,213
  359    International Game Technologies
           (b) ...............................      22,536
  212    Lee Enterprises, Inc. ...............       7,009
  330    Pegasus Communications Corp. (b) ....       7,421
  745    Reader's Digest Assoc., Inc., Class
           A .................................      21,420
  185    Scholastic Corp. (b) ................       8,306
   28    Washington Post Co. .................      16,193

                                                  MARKET
SHARES           SECURITY DESCRIPTION             VALUE
------   -------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
  546    Westwood One, Inc. (b) ..............  $   20,113
                                                ----------
                                                   124,305
                                                ----------
Energy (4.5%):
  603    BJ Services Co. (b) .................      17,116
  165    El Paso Corp. .......................       8,650
  507    ENSCO International, Inc. ...........      11,852
  599    Global Marine, Inc. (b) .............      11,161
  165    Smith International, Inc. (b) .......       9,870
  146    Transocean Sedco Forex, Inc. ........       6,030
  678    Weatherford International, Inc.
           (b) ...............................      32,547
                                                ----------
                                                    97,226
                                                ----------
Financial Services (10.0%):
  124    Ambac Financial Group, Inc. .........       7,188
  241    AmeriCredit Corp. (b) ...............      12,516
  115    Arthur J. Gallagher & Co. ...........       2,979
  368    Eaton Vance Corp. ...................      12,802
   87    Everest Re Group Ltd. ...............       6,497
  299    First Tennessee National Corp. ......      10,363
  163    Investors Financial Services
           Corp. .............................      10,949
  194    Legg Mason, Inc. ....................       9,659
1,470    National Commerce Financial Co. .....      35,830
  134    Neuberger Berman, Inc. ..............       9,118
  759    North Fork Bancorp, Inc. ............      23,544
  718    SEI Investments Co. .................      34,024
    0    Silicon Valley Bankshares (b)(c) ....           0
  387    TCF Financial Corp. .................      17,928
  388    Waddell & Reed Financial, Inc., Class
           A .................................      12,318
  205    Westamerica Bancorp. ................       8,034
   43    Willis Group Holdings Ltd. (b) ......         756
                                                ----------
                                                   214,505
                                                ----------
Health Care (25.5%):
  206    AmeriSource Health Corp., Class A
           (b) ...............................      11,411
  315    Apogent Technologies, Inc. (b) ......       7,753
  171    Barr Laboratories, Inc. (b) .........      12,020
  288    Beckman Coulter, Inc. ...............      11,766
  326    Bergen Brunswig Corp., Class A ......       6,271
  248    COR Therapeutics, Inc. (b) ..........       7,559
  247    Covance, Inc. (b) ...................       5,602
  245    Dentsply International, Inc. ........      10,883
  375    Express Scripts, Inc., Class A
           (b) ...............................      20,609
1,110    Genzyme Corp. (b) ...................      67,690
  731    Gilead Sciences, Inc. (b) ...........      42,539
  876    Health Management Associates, Inc.,
           Class A (b) .......................      18,426
  387    ICN Pharmaceuticals, Inc. ...........      12,266
  841    IDEC Pharmaceuticals Corp. (b) ......      56,914
  339    Incyte Genomics, Inc. (b) ...........       8,311

                                       46
Continued

One Group Mutual Funds
Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                  MARKET
SHARES           SECURITY DESCRIPTION             VALUE
------   -------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
  931    IVAX Corp. (b) ......................  $   36,318
  178    LifePoint Hospitals, Inc. (b) .......       7,888
  209    Lincare Holdings, Inc. (b) ..........       6,263
  216    MedImmune, Inc. (b) .................      10,178
  996    Millennium Pharmaceuticals, Inc.
           (b) ...............................      35,429
  309    Minimed, Inc. (b) ...................      14,831
  595    Mylan Laboratories, Inc. ............      16,726
  474    Oxford Health Plans, Inc. (b) .......      13,566
  352    Protein Design Labs, Inc. (b) .......      30,538
  335    Quest Diagnostics, Inc. (b) .........      25,087
  374    Sepracor, Inc. (b) ..................      14,880
  281    Vertex Pharmaceuticals, Inc. (b) ....      13,888
  268    VISX, Inc. (b) ......................       5,184
  784    Waters Corp. (b) ....................      21,647
                                                ----------
                                                   552,443
                                                ----------
Raw Materials (1.8%):
  127    Cabot Microelectronics Corp. (b) ....       7,878
  393    Georgia-Pacific Corp. (Timber
           Group) ............................      14,049
  170    Newport News Shipbuilding, Inc. .....      10,404
  471    Solutia, Inc. .......................       6,007
                                                ----------
                                                    38,338
                                                ----------
Retail (7.4%):
  700    Abercrombie & Fitch Co., Class A
           (b) ...............................      31,143
  335    American Eagle Outfitters, Inc.
           (b) ...............................      11,812
  309    Bed Bath & Beyond, Inc. (b) .........       9,282
  347    BJ's Wholesale Club, Inc. (b) .......      18,493
  359    Brinker International, Inc. (b) .....       9,281
  427    CDW Computer Centers, Inc. (b) ......      16,947
  531    Dollar Tree Stores, Inc. (b) ........      14,779
  828    Family Dollar Stores, Inc. ..........      21,225
  137    Lands' End, Inc. (b) ................       5,506
  614    Staples, Inc. (b) ...................       9,814
  270    Williams-Sonoma, Inc. (b) ...........      10,469
                                                ----------
                                                   158,751
                                                ----------
Technology (18.8%):
  151    Advent Software, Inc. (b) ...........       9,598
1,164    Cadence Design Systems, Inc. (b) ....      21,687
  350    Cirrus Logic, Inc. (b) ..............       8,066
  538    DeVry, Inc. (b) .....................      19,434
  679    Electronic Arts, Inc. (b) ...........      39,338
   69    General Dynamics Corp. ..............       5,341
  548    Integrated Device Technology, Inc.
           (b) ...............................      17,380
  279    International Rectifier Corp. (b) ...       9,506

                                                  MARKET
SHARES           SECURITY DESCRIPTION             VALUE
------   -------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
  107    Investment Technology Group (b) .....  $    5,388
  178    Keane, Inc. (b) .....................       3,914
  274    L-3 Communications Holdings, Inc.
           (b) ...............................      20,918
  568    Lam Research Corp. (b) ..............      16,838
  851    Legato Systems, Inc. (b) ............      13,575
  353    Macrovision Corp. (b) ...............      24,166
  179    Mentor Graphics Corp. (b) ...........       3,141
  509    Micrel, Inc. (b) ....................      16,790
  627    Microchip Technology, Inc. (b) ......      20,965
   75    MIPS Technologies, Inc. (b) .........         720
  223    National Instruments Corp. (b) ......       7,240
  721    Networks Associates, Inc. (b) .......       8,979
  165    Palm, Inc. (b) ......................       1,003
  157    Plantronics, Inc. (b) ...............       3,633
  279    Polycom, Inc. (b) ...................       6,441
  899    Rational Software Corp. (b) .........      25,228
  150    Retek, Inc. (b) .....................       7,198
  789    RF Micro Devices, Inc. (b) ..........      21,272
  457    Semtech Corp. (b) ...................      13,707
  885    Sybase, Inc. (b) ....................      14,562
  504    Symantec Corp. (b) ..................      22,027
  269    Synopsys, Inc. (b) ..................      13,029
  497    Transwitch Corp. (b) ................       5,465
                                                ----------
                                                   406,549
                                                ----------
Transportation (1.3%):
  382    C.H. Robinson Worldwide, Inc. .......      10,657
  286    Expeditors International of
           Washington, Inc. ..................      17,170
                                                ----------
                                                    27,827
                                                ----------
Utilities (1.9%):
  406    DPL, Inc. ...........................      11,762
  490    Equitable Resources, Inc. ...........      16,325
   95    PPL Corp. ...........................       5,251
  211    Williams Cos., Inc. .................       6,967
                                                ----------
                                                    40,305
                                                ----------
  Total Common Stocks                            2,113,313
                                                ----------
INVESTMENT COMPANIES (0.9%):
20,177   One Group Prime Money Market Fund,
           Class I ...........................      20,177
                                                ----------
  Total Investment Companies                        20,177
                                                ----------
Total (Cost $1,903,621)(a)                      $2,133,490
                                                ==========

                                       47
Continued

One Group Mutual Funds
Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

------------
Percentages indicated are based on net assets of $2,155,836.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $51,379. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 313,426
                   Unrealized depreciation......................   (134,936)
                                                                  ---------
                   Net unrealized appreciation (depreciation)...  $ 178,490
                                                                  =========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

See notes to financial statements.

One Group Mutual Funds
Mid Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS (98.9%):
Business Equipment & Services (3.1%):
     179    Acxiom Corp. (b) ..................  $    2,342
     297    Checkfree Corp. (b) ...............      10,404
      79    Jacobs Engineering Group, Inc.
              (b) .............................       5,134
     234    KEMET Corp. (b) ...................       4,640
     132    Manpower, Inc. ....................       3,935
     207    NCO Group, Inc. (b) ...............       6,409
     181    Reynolds & Reynolds Co., Class
              A ...............................       3,975
     224    Viad Corp. ........................       5,900
                                                 ----------
                                                     42,739
                                                 ----------
Capital Goods (4.7%):
     110    Black & Decker Corp. ..............       4,345
     377    Diebold, Inc. .....................      12,120
     132    Flowserve Corp. (b) ...............       4,053
     127    Harsco Corp. (b) ..................       3,432
     165    Hubbell, Inc., Class B ............       4,788
      98    Martin Marietta Materials, Inc. ...       4,840
     137    Mastec, Inc. (b) ..................       1,807
     301    Precision Castparts Corp. .........      11,259
     169    Quanta Services, Inc. (b) .........       3,734
     236    Teleflex, Inc. ....................      10,402
      92    York International Corp. ..........       3,232
                                                 ----------
                                                     64,012
                                                 ----------
Consumer Durable (3.2%):
     161    Borg Warner, Inc. .................       8,004
     122    ITT Industries, Inc. ..............       5,376
     404    Lear Corp. (b) ....................      14,107
     388    Mohawk Industries, Inc. (b) .......      13,654
     126    Sonoco Products Co. ...............       3,135
                                                 ----------
                                                     44,276
                                                 ----------
Consumer Non-Durable (6.8%):
     188    Dean Foods Co. ....................       7,554
     464    Dole Food Co., Inc. ...............       8,835
     240    Energizer Holdings, Inc. (b) ......       5,506
     291    IBP, Inc. .........................       7,340
     194    Lennar Corp. ......................       8,077
     223    Mead Corp. ........................       6,047
     853    PepsiAmericas, Inc. ...............      11,338
     405    RJ Reynolds Tobacco Holdings,
              Inc. ............................      22,114
     177    Suiza Foods Corp. (b) .............       9,409
     731    Tyson Foods, Inc., Class A ........       6,734
                                                 ----------
                                                     92,954
                                                 ----------
Consumer Services (6.5%):
     548    Belo Corp., Class A ...............      10,328
     226    Callaway Golf Co. .................       3,577
      81    Chris-Craft Industries, Inc.
              (b) .............................       5,762
     289    Emmis Communications Corp. (b) ....       8,874

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     455    Hispanic Broadcasting Corp. (b) ...  $   13,063
      58    Houghton Mifflin Co. ..............       3,458
     172    International Speedway Corp., Class
              A ...............................       7,232
     123    Lee Enterprises, Inc. .............       4,052
   1,235    Park Place Entertainment Corp.
              (b) .............................      14,945
     518    Six Flags, Inc. (b) ...............      10,892
     117    Sylvan Learning Systems, Inc.
              (b) .............................       2,848
     115    Westwood One, Inc. (b) ............       4,223
                                                 ----------
                                                     89,254
                                                 ----------
Energy (5.0%):
     145    El Paso Corp. .....................       7,594
     307    Hanover Compressor Co. (b) ........      10,172
     241    Murphy Oil Corp. ..................      17,716
     318    Pennzoil-Quaker State Co. .........       3,566
     430    Pioneer Natural Resources Co.
              (b) .............................       7,328
     121    Transocean Sedco Forex, Inc. ......       4,987
     229    Ultramar Diamond Shamrock Corp. ...      10,834
     129    Weatherford International, Inc.
              (b) .............................       6,197
                                                 ----------
                                                     68,394
                                                 ----------
Financial Services (23.7%):
     230    A.G. Edwards, Inc. ................      10,368
     113    Allmerica Financial Corp. .........       6,503
      92    Ambac Financial Group, Inc. .......       5,337
     165    American Financial Group, Inc. ....       4,987
     306    Associated Banc-Corp. .............      11,017
     204    Astoria Financial Corp. ...........      11,215
     492    Banknorth Group, Inc. .............      11,137
     333    City National Corp. ...............      14,757
     345    Compass Bancshares, Inc. ..........       9,135
     107    Countrywide Credit Industries,
              Inc. ............................       4,928
     503    Dime Bancorp, Inc. ................      18,732
     890    E*Trade Group, Inc. (b) ...........       5,739
     235    Everest Re Group Ltd. .............      17,563
     182    First Tennessee National Corp. ....       6,319
     182    GATX Corp. ........................       7,310
     400    GreenPoint Financial Corp. ........      15,345
     416    Huntington Bancshares, Inc. .......       6,795
     226    LaBranche & Co., Inc. (b) .........       6,557
      90    M & T Bank Corp. (b) ..............       6,780
     401    Marshall & Ilsley Corp. ...........      21,608
     279    Mercantile Bankshares Corp. .......      10,902
     245    National Commerce Financial Co. ...       5,976
     195    Odyssey Re Holdings Corp. (b) .....       3,525
     228    Ohio Casualty Corp. ...............       2,956
     478    Old Republic International
              Corp. ...........................      13,859
     601    Pacific Century Financial Corp. ...      15,489

                                       49
Continued

One Group Mutual Funds
Mid Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     164    Phoenix Co., Inc. (b) .............  $    3,049
     354    PMI Group, Inc. ...................      25,713
     313    Protective Life Corp. .............      10,754
     162    Silicon Valley Bankshares (b) .....       3,559
     854    Sovereign Bancorp, Inc. ...........      11,107
     192    Union Planters Corp. ..............       8,358
      83    Zions Bancorp .....................       4,909
                                                 ----------
                                                    322,288
                                                 ----------
Health Care (3.2%):
     334    Edwards Lifesciences Corp. (b) ....       8,806
     355    Health Net, Inc. (b) ..............       6,175
     339    Incyte Genomics, Inc. (b) .........       8,320
     254    Omnicare, Inc. ....................       5,125
      70    Triad Hospitals, Inc. (b) .........       2,075
     108    Trigon Healthcare, Inc. (b) .......       6,978
      69    Universal Health Services, Inc.,
              Class B (b) .....................       3,149
      59    Watson Pharmaceuticals, Inc.
              (b) .............................       3,606
                                                 ----------
                                                     44,234
                                                 ----------
Raw Materials (6.0%):
     292    AK Steel Holding Corp. ............       3,658
     244    Bowater, Inc. .....................      10,934
     426    Cabot Corp. .......................      15,360
      36    Cabot Microelectronics Corp.
              (b) .............................       2,235
     818    Crompton Corp. ....................       8,919
     228    Cytec Industries, Inc. (b) ........       8,664
     355    Ferro Corp. .......................       7,749
     354    Lubrizol Corp. ....................      10,995
     114    Rayonier, Inc. ....................       5,272
     129    RPM, Inc. .........................       1,184
     189    Valspar Corp. .....................       6,701
                                                 ----------
                                                     81,671
                                                 ----------
Retail (3.9%):
     100    Abercrombie & Fitch Co., Class A
              (b) .............................       4,468
     201    Barnes & Noble, Inc. (b) ..........       7,909
     138    Bed Bath & Beyond, Inc. (b) .......       4,128
     253    Borders Group, Inc. (b) ...........       5,663
     568    Brinker International, Inc. (b) ...      14,691
     152    Claire's Stores, Inc. .............       2,950
     288    Outback Steakhouse, Inc. (b) ......       8,289
     122    Tiffany & Co. .....................       4,426
                                                 ----------
                                                     52,524
                                                 ----------
Shelter (1.3%):
     738    Clayton Homes, Inc. ...............      11,605
      82    HON Industries, Inc. ..............       1,988

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Shelter, continued:
     107    Pentair, Inc. .....................  $    3,603
                                                 ----------
                                                     17,196
                                                 ----------
Technology (12.8%):
     646    3Com Corp. (b) ....................       3,069
     332    Adtran, Inc. (b) ..................       6,800
     457    Advanced Fibre Communication, Inc.
              (b) .............................       9,599
     407    Arrow Electronics, Inc. (b) .......       9,876
   1,398    Atmel Corp. (b) ...................      18,854
     427    Avnet, Inc. .......................       9,576
     167    Avocent Corp. (b) .................       3,790
     601    Ceridian Corp. (b) ................      11,512
      93    Citrix System, Inc. (b) ...........       3,242
     248    Credence Systems Corp. (b) ........       6,014
     320    Cypress Semiconductor Corp. (b) ...       7,622
     145    Dycom Industries, Inc. (b) ........       3,334
      53    Harris Corp. ......................       1,442
      51    L-3 Communications Holdings, Inc.
              (b) .............................       3,891
     425    Lattice Semiconductor Corp. (b) ...      10,358
     142    LTX Corp. (b) .....................       3,640
     178    Macromedia, Inc. (b) ..............       3,209
      81    Plexus Corp. (b) ..................       2,683
     261    Powerwave Technologies, Inc.
              (b) .............................       3,785
     284    Quantum Corp.-DLT & Storage (b) ...       2,861
     205    SanDisk Corp. (b) .................       5,726
     451    SCI Systems, Inc. (b) .............      11,488
     519    Storage Technology Corp. (b) ......       7,143
     167    Tech Data Corp. (b) ...............       5,568
     253    TriQuint Semiconductor, Inc.
              (b) .............................       5,695
     410    Vishay Intertechnology, Inc.
              (b) .............................       9,425
     233    Wind River Systems, Inc. (b) ......       4,066
                                                 ----------
                                                    174,268
                                                 ----------
Transportation (2.0%):
     274    Alexander & Baldwin, Inc. .........       7,043
     318    CNF, Inc. .........................       8,986
      59    Expeditors International of
              Washington, Inc. ................       3,564
     180    Southwest Airlines Co. ............       3,328
     194    Swift Transportation Co., Inc.
              (b) .............................       3,731
                                                 ----------
                                                     26,652
                                                 ----------
Utilities (16.7%):
     248    Alliant Energy Corp. ..............       7,229
     263    American Water Works Co., Inc. ....       8,668
     378    Broadwing, Inc. (b) ...............       9,242
     160    Cinergy Corp. .....................       5,599
     206    CMS Energy Corp. ..................       5,729

                                       50
Continued

One Group Mutual Funds
Mid Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     281    Conectiv ..........................  $    6,067
     148    DTE Energy Co. ....................       6,873
     704    Energy East Corp. .................      14,713
     203    Equitable Resources, Inc. .........       6,752
     176    First Energy Corp. ................       5,654
     157    Kansas City Power & Light Co. .....       3,852
     185    Kinder Morgan, Inc. ...............       9,291
     347    Niagara Mohawk Holdings, Inc.
              (b) .............................       6,144
     197    NiSource, Inc. ....................       5,373
     339    Northeast Utilities ...............       7,043
     282    NSTAR .............................      12,010
     327    OGE Energy Corp. ..................       7,393
     337    Potomac Electric Power Co. ........       7,058
      74    PPL Corp. .........................       4,070
     161    Puget Energy, Inc. ................       4,208
     403    Questar Corp. .....................       9,986
     161    Sierra Pacific Resources ..........       2,566
     355    TECO Energy, Inc. .................      10,840
     242    Telephone & Data Systems, Inc. ....      26,264
     435    UtiliCorp United, Inc. ............      13,298
     128    Vectren Corp. .....................       2,641
     207    Williams Cos., Inc. ...............       6,814
     537    Wisconsin Energy Corp. ............      12,774
                                                 ----------
                                                    228,151
                                                 ----------
  Total Common Stocks                             1,348,613
                                                 ----------

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
WARRANTS (0.0%):
Financial Services (0.0%):
     424    Dime Bancorp, Inc. (b) ............  $      119
                                                 ----------
  Total Warrants                                        119
                                                 ----------
INVESTMENT COMPANIES (4.0%):
  54,130    One Group Prime Money Market Fund,
              Class I .........................      54,130
                                                 ----------
  Total Investment Companies                         54,130
                                                 ----------
REPURCHASE AGREEMENTS (0.6%):
 $ 8,825    State Street Bank and Trust, 4.00%,
              7/2/01 (Collateralized by various
              Fannie Mae securities) ..........       8,825
                                                 ----------
  Total Repurchase Agreements                         8,825
                                                 ----------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
   1,500    9/6/01 ............................       1,490
                                                 ----------
  Total U.S. Treasury Obligations                     1,490
                                                 ----------
Total (Cost $1,201,557)(a)                       $1,413,177
                                                 ==========

------------
Percentages indicated are based on net assets of $1,363,862.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $16,107. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $231,258
                   Unrealized depreciation......................   (35,745)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $195,513
                                                                  ========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Diversified Mid Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS (96.2%):
Business Equipment & Services (7.3%):
  103    Affiliated Computer Services, Inc.,
           Class A (b) ........................  $    7,378
  102    Catalina Marketing Corp. (b) .........       3,124
   86    Concord EFS, Inc. (b) ................       4,487
  251    DST Systems, Inc. (b) ................      13,204
   78    Fiserv, Inc. (b) .....................       5,012
  148    Jacobs Engineering Group, Inc. (b) ...       9,663
  294    Manpower, Inc. .......................       8,801
   89    Peregrine Systems, Inc. (b) ..........       2,592
  326    Reynolds & Reynolds Co., Class A .....       7,151
  599    SunGard Data Systems, Inc. (b) .......      17,970
                                                 ----------
                                                     79,382
                                                 ----------
Capital Goods (4.9%):
  117    American Standard Cos., Inc. (b) .....       7,020
  219    Crane Co. ............................       6,788
  246    Harsco Corp. (b) .....................       6,685
  207    IDEX Corp. ...........................       7,026
  104    Littelfuse, Inc. (b) .................       2,779
   85    SPX Corp. (b) ........................      10,619
  167    Teleflex, Inc. .......................       7,362
  122    York International Corp. .............       4,276
                                                 ----------
                                                     52,555
                                                 ----------
Consumer Durable (3.2%):
  252    Borg Warner, Inc. ....................      12,518
  294    Dana Corp. ...........................       6,865
  225    Leggett & Platt, Inc. ................       4,954
  165    Mohawk Industries, Inc. (b) ..........       5,797
  417    Tower Automotive, Inc. (b) ...........       4,277
                                                 ----------
                                                     34,411
                                                 ----------
Consumer Non-Durable (5.2%):
  157    AptarGroup, Inc. .....................       5,079
  486    Dole Food Co., Inc. ..................       9,263
  243    IBP, Inc. ............................       6,135
  232    McCormick & Co., Inc. ................       9,747
  864    PepsiAmericas, Inc. ..................      11,495
  175    RJ Reynolds Tobacco Holdings, Inc. ...       9,529
   89    Suiza Foods Corp. (b) ................       4,712
                                                 ----------
                                                     55,960
                                                 ----------
Consumer Services (5.1%):
  230    Belo Corp., Class A ..................       4,331
  174    Brunswick Corp. ......................       4,190
  575    Charter Communicatons, Inc. (b) ......      13,424
  253    Hispanic Broadcasting Corp. (b) ......       7,245
  258    New York Times Co., Class A ..........      10,829
  238    Reader's Digest Assoc., Inc. Class
           A ..................................       6,840
  258    Six Flags, Inc. (b) ..................       5,419
   72    Univision Communications, Inc. (b) ...       3,077
                                                 ----------
                                                     55,355
                                                 ----------
Energy (6.2%):
  412    BJ Services Co. (b) ..................      11,692
   82    Devon Energy Corp. ...................       4,295
  164    El Paso Corp. ........................       8,599
  132    Murphy Oil Corp. .....................       9,720

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Energy, continued:
  112    Nabors Industries, Inc. (b) ..........  $    4,173
  108    Noble Drilling Corp. (b) .............       3,533
   97    Smith International, Inc. (b) ........       5,811
  136    Transocean Sedco Forex, Inc. .........       5,589
  282    Weatherford International, Inc.
           (b) ................................      13,542
                                                 ----------
                                                     66,954
                                                 ----------
Financial Services (15.9%):
  252    A.G. Edwards, Inc. ...................      11,343
   88    Ambac Financial Group, Inc. ..........       5,138
   45    American Financial Group, Inc. .......       1,378
  272    AmSouth Bancorp ......................       5,030
  171    Associated Banc-Corp. ................       6,160
  465    Banknorth Group, Inc. ................      10,537
   81    Bear Stearns Co., Inc. ...............       4,755
  174    City National Corp. ..................       7,728
   99    Comerica, Inc. .......................       5,679
  415    Compass Bancshares, Inc. .............      10,998
  176    Everest Re Group Ltd. ................      13,190
  482    First Tennessee National Corp. .......      16,724
  141    GreenPoint Financial Corp. ...........       5,401
  145    Heller Financial, Inc. ...............       5,810
   99    Metris Cos., Inc. ....................       3,331
  246    National Commerce Financial Co. ......       5,998
  213    Old Republic International Corp. .....       6,176
   62    PMI Group, Inc. ......................       4,498
  253    Radian Group, Inc. ...................      10,243
  174    SEI Investments Co. ..................       8,250
  216    Southtrust Corp. .....................       5,622
   36    Transatlantic Holdings, Inc. .........       4,362
  124    Union Planters Corp. .................       5,397
  273    Waddell & Reed Financial, Inc., Class
           A ..................................       8,678
                                                 ----------
                                                    172,426
                                                 ----------
Health Care (12.8%):
   46    Allergan, Inc. .......................       3,965
  224    Edwards Lifesciences Corp. (b) .......       5,900
   57    Forest Laboratories, Inc. (b) ........       4,034
  244    Genzyme Corp. (b) ....................      14,897
  223    Gilead Sciences, Inc. (b) ............      12,994
  486    Health Management Associates, Inc.,
           Class A (b) ........................      10,229
  144    Health Net, Inc. (b) .................       2,503
  255    IDEC Pharmaceuticals Corp. (b) .......      17,263
  232    Incyte Genomics, Inc. (b) ............       5,687
  308    IVAX Corp. (b) .......................      12,006
  131    Luminex Corp. (b) ....................       2,616
  126    MedImmune, Inc. (b) ..................       5,951
  269    Millennium Pharmaceuticals, Inc.
           (b) ................................       9,578
   91    Protein Design Labs, Inc. (b) ........       7,926
  112    Universal Health Services, Inc., Class
           B (b) ..............................       5,084
  314    Waters Corp. (b) .....................       8,666
  149    Watson Pharmaceuticals, Inc. (b) .....       9,171
                                                 ----------
                                                    138,470
                                                 ----------

                                       52
Continued

One Group Mutual Funds
Diversified Mid Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Multi-Industry (0.3%):
   54    Textron, Inc. ........................  $    2,975
                                                 ----------
Raw Materials (3.7%):
   65    Avery Dennison Corp. .................       3,317
  194    Bowater, Inc. ........................       8,698
  563    Crompton Corp. .......................       6,133
  186    Engelhard Corp. ......................       4,795
  175    Lubrizol Corp. .......................       5,426
   73    OM Group, Inc. .......................       4,102
  425    RPM, Inc. ............................       3,906
   94    Valspar Corp. ........................       3,321
                                                 ----------
                                                     39,698
                                                 ----------
Retail (5.5%):
  189    Abercrombie & Fitch Co., Class A
           (b) ................................       8,393
  381    Barnes & Noble, Inc. (b) .............      14,973
  142    Bed Bath & Beyond, Inc. (b) ..........       4,266
  169    BJ's Wholesale Club, Inc. (b) ........       8,983
  381    Brinker International, Inc. (b) ......       9,855
  154    Liz Claiborne, Inc. ..................       7,766
  147    Nordstrom, Inc. ......................       2,726
  129    Royal Caribbean Cruises, Ltd. ........       2,845
                                                 ----------
                                                     59,807
                                                 ----------
Technology (16.0%):
  200    Altera Corp. (b) .....................       5,787
  348    AMETEK, Inc. .........................      10,616
  129    Amkor Technology, Inc. (b) ...........       2,853
  119    Analog Devices, Inc. (b) .............       5,152
  245    Arrow Electronics, Inc. (b) ..........       5,953
  954    Atmel Corp. (b) ......................      12,877
  470    Cadence Design Systems, Inc. (b) .....       8,759
   75    Caliper Technologies Corp. (b) .......       1,578
  339    Ceridian Corp. (b) ...................       6,493
  126    Citrix System, Inc. (b) ..............       4,404
   57    Comverse Technology, Inc. (b) ........       3,234
  221    Electronic Arts, Inc. (b) ............      12,817
   53    L-3 Communications Holdings, Inc.
           (b) ................................       4,058
  271    Lam Research Corp. (b) ...............       8,040
   87    Lexmark International, Inc. (b) ......       5,843
  144    Linear Technology Corp. ..............       6,351
  224    Microchip Technology, Inc. (b) .......       7,485
  138    Microtune, Inc. (b) ..................       3,028

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
  211    Parametric Technology Corp. (b) ......  $    2,946
  325    Rational Software Corp. (b) ..........       9,121
  198    RF Micro Devices, Inc. (b) ...........       5,341
  308    SCI Systems, Inc. (b) ................       7,866
  195    Symantec Corp. (b) ...................       8,537
  202    Symbol Technologies, Inc. ............       4,491
  162    Synopsys, Inc. (b) ...................       7,838
  115    Teradyne, Inc. (b) ...................       3,823
  172    TriQuint Semiconductor, Inc. (b) .....       3,874
  190    Vishay Intertechnology, Inc. (b) .....       4,373
                                                 ----------
                                                    173,538
                                                 ----------
Transportation (0.8%):
  132    Alaska Air Group, Inc. (b) ...........       3,829
  183    CNF, Inc. ............................       5,168
                                                 ----------
                                                      8,997
                                                 ----------
Utilities (9.3%):
  260    Allegheny Energy, Inc. ...............      12,521
  107    Cinergy Corp. ........................       3,729
  135    Constellation Energy Group, Inc. .....       5,751
   75    Dynegy, Inc. .........................       3,464
  410    Energy East Corp. ....................       8,567
   90    Entergy Corp. ........................       3,447
   92    Equitable Resources, Inc. ............       3,055
  112    First Energy Corp. ...................       3,599
  113    Kinder Morgan, Inc. ..................       5,669
  587    Northeast Utilities ..................      12,172
  164    Pinnacle West Capital Corp. ..........       7,783
  245    Potomac Electric Power Co. ...........       5,121
  127    Scana Corp. ..........................       3,612
  145    Telephone & Data Systems, Inc. .......      15,792
  259    Wisconsin Energy Corp. ...............       6,147
                                                 ----------
                                                    100,429
                                                 ----------
  Total Common Stocks                             1,040,957
                                                 ----------
INVESTMENT COMPANIES (3.6%):
39,021   One Group Prime Money Market Fund,
           Class I ............................      39,021
                                                 ----------
  Total Investment Companies                         39,021
                                                 ----------
Total (Cost $891,641)(a)                         $1,079,978
                                                 ==========

------------

Percentages indicated are based on net assets of $1,081,719.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,291. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $241,619
                   Unrealized depreciation......................   (55,573)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $186,046
                                                                  ========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS (94.7%):
Business Equipment & Services (4.9%):
  533    Automatic Data Processing, Inc. ......  $   26,497
  143    Checkfree Corp. (b) ..................       5,020
  246    eBay, Inc. (b) .......................      16,872
  483    Electronic Data Systems Corp. ........      30,162
  230    First Data Corp. .....................      14,768
  144    Fiserv, Inc. (b) .....................       9,200
  517    Paychex, Inc. ........................      20,680
  257    Peregrine Systems, Inc. (b) ..........       7,467
  202    RSA Security, Inc. (b) ...............       6,255
  388    SunGard Data Systems, Inc. (b) .......      11,637
  294    Yahoo, Inc. (b) ......................       5,878
                                                 ----------
                                                    154,436
                                                 ----------
Capital Goods (9.8%):
  221    Boeing Co. ...........................      12,276
5,490    General Electric Co. .................     267,640
  200    Molex, Inc. ..........................       7,301
  105    Reliant Resources, Inc. (b) ..........       2,594
  289    Tyco International Ltd. ..............      15,759
                                                 ----------
                                                    305,570
                                                 ----------
Consumer Non-Durable (4.1%):
1,292    Coca-Cola Co. ........................      58,161
   83    Colgate Palmolive Co. ................       4,919
  314    General Mills, Inc. ..................      13,738
  196    Gillette Co. .........................       5,696
   93    Kimberly-Clark Corp. .................       5,193
  219    Kraft Foods, Inc. (b) ................       6,777
  242    PepsiCo, Inc. ........................      10,687
  432    Philip Morris Co. ....................      21,912
                                                 ----------
                                                    127,083
                                                 ----------
Consumer Services (6.6%):
2,530    AOL Time Warner, Inc. (b) ............     134,104
   83    Clear Channel Communications, Inc.
           (b) ................................       5,187
  374    Comcast Corp., Class A (b) ...........      16,213
  446    Interpublic Group of Cos., Inc. ......      13,096
  134    Time Warner Telecom, Inc. (b) ........       4,487
  621    Viacom, Inc., Class B (b) ............      32,113
                                                 ----------
                                                    205,200
                                                 ----------
Energy (1.5%):
  319    Baker Hughes, Inc. ...................      10,685
  361    El Paso Corp. ........................      18,969
  245    Hanover Compressor Co. (b) ...........       8,123
  172    Weatherford International, Inc.
           (b) ................................       8,277
                                                 ----------
                                                     46,054
                                                 ----------
Financial Services (6.7%):
  867    American International Group, Inc. ...      74,602
  442    Bank of New York Co., Inc. ...........      21,220
  557    Citigroup, Inc. ......................      29,436

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
  581    Freddie Mac ..........................  $   40,667
  128    Merrill Lynch & Co., Inc. ............       7,565
  455    Providian Financial Corp. ............      26,908
  173    Wells Fargo & Co. ....................       8,053
                                                 ----------
                                                    208,451
                                                 ----------
Health Care (21.3%):
  325    Abbott Laboratories ..................      15,625
  247    Allergan, Inc. .......................      21,150
  869    American Home Products Corp. .........      50,812
  814    Amgen, Inc. (b) ......................      49,411
  197    Baxter International, Inc. ...........       9,640
  928    Bristol-Myers Squibb Co. .............      48,555
  100    Cardinal Health, Inc. ................       6,894
  298    Eli Lilly & Co. ......................      22,087
  252    Forest Laboratories, Inc. (b) ........      17,915
  163    Guidant Corp. (b) ....................       5,863
  254    Human Genome Sciences, Inc. (b) ......      15,327
  287    IDEC Pharmaceuticals Corp. (b) .......      19,433
  852    Johnson & Johnson ....................      42,592
  281    MedImmune, Inc. (b) ..................      13,244
1,021    Medtronic, Inc. ......................      46,983
  530    Merck & Co., Inc. ....................      33,861
3,754    Pfizer, Inc. .........................     150,355
  678    Pharmacia Corp. ......................      31,132
  304    Protein Design Labs, Inc. (b) ........      26,337
  565    Schering-Plough Corp. ................      20,482
  160    Tenet Healthcare Corp. (b) ...........       8,275
  332    Waters Corp. (b) .....................       9,177
                                                 ----------
                                                    665,150
                                                 ----------
Retail (9.4%):
1,049    Bed Bath & Beyond, Inc. (b) ..........      31,471
  111    Best Buy Co., Inc. (b) ...............       7,070
  379    Brinker International, Inc. (b) ......       9,807
  287    Gap, Inc. ............................       8,328
1,874    Home Depot, Inc. .....................      87,245
  142    Kohl's Corp. (b) .....................       8,918
  203    Lowe's Cos., Inc. ....................      14,702
1,135    Staples, Inc. (b) ....................      18,147
  699    Target Corp. .........................      24,179
1,463    Wal-Mart Stores, Inc. ................      71,370
  410    Walgreen Co. .........................      13,999
                                                 ----------
                                                    295,236
                                                 ----------
Technology (27.5%):
1,048    ADC Telecommunications, Inc. (b) .....       6,914
  228    Adobe Systems, Inc. ..................      10,721
  258    Agilent Technologies, Inc. (b) .......       8,375
  144    Altera Corp. (b) .....................       4,168
   95    Analog Devices, Inc. (b) .............       4,123

                                       54
Continued

One Group Mutual Funds
Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
  575    Applied Materials, Inc. (b) ..........  $   28,245
  174    BEA Systems, Inc. (b) ................       5,334
  369    BMC Software, Inc. (b) ...............       8,313
  102    Brocade Communications Systems, Inc.
           (b) ................................       4,487
  272    Cadence Design Systems, Inc. (b) .....       5,073
3,108    Cisco Systems, Inc. (b) ..............      56,569
  388    Citrix System, Inc. (b) ..............      13,538
  208    Comverse Technology, Inc. (b) ........      11,870
1,124    Dell Computer Corp. (b) ..............      29,382
   52    Electronic Arts, Inc. (b) ............       3,032
  814    EMC Corp. (b) ........................      23,659
  766    IBM Corp. ............................      86,561
3,755    Intel Corp. ..........................     109,830
  106    Jabil Circuit, Inc. (b) ..............       3,263
  218    KLA-Tencor Corp. (b) .................      12,760
  215    Lam Research Corp. (b) ...............       6,389
  154    Linear Technology Corp. ..............       6,797
   46    Maxim Integrated Products, Inc.
           (b) ................................       2,048
   33    Mercury Interactive Corp. (b) ........       1,999
   36    Micromuse, Inc. (b) ..................       1,012
  247    Micron Technology, Inc. (b) ..........      10,165
2,492    Microsoft Corp. (b) ..................     181,948
  172    Novellus Systems, Inc. (b) ...........       9,791
1,797    Oracle Corp. (b) .....................      34,136
  362    Palm, Inc. (b) .......................       2,200
  806    Parametric Technology Corp. (b) ......      11,273
  307    PeopleSoft, Inc. (b) .................      15,112
  378    Qualcomm, Inc. (b) ...................      22,131
  151    Rational Software Corp. (b) ..........       4,239
   99    Siebel Systems, Inc. (b) .............       4,636
1,104    Sun Microsystems, Inc. (b) ...........      17,361

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
  177    Symantec Corp. (b) ...................  $    7,716
  446    Symbol Technologies, Inc. ............       9,893
  140    Synopsys, Inc. (b) ...................       6,791
   87    Teradyne, Inc. (b) ...................       2,891
1,092    Texas Instruments, Inc. ..............      34,392
  188    VeriSign, Inc. (b) ...................      11,299
  193    Veritas Software Corp. (b) ...........      12,837
  305    Wind River Systems, Inc. (b) .........       5,329
   97    Xilinx, Inc. (b) .....................       3,985
                                                 ----------
                                                    862,587
                                                 ----------
Utilities (2.9%):
  226    AES Corp. (b) ........................       9,711
  124    Alltel Corp. .........................       7,592
  257    Enron Corp. ..........................      12,608
  540    Nextel Communications, Inc., Class A
           (b) ................................       9,458
  520    Qwest Communications International,
           Inc. ...............................      16,578
  197    SBC Communications, Inc. .............       7,897
  107    Scientific Atlanta, Inc. .............       4,328
   44    Telephone & Data Systems, Inc. .......       4,769
  414    Williams Cos., Inc. ..................      13,639
  385    WorldCom, Inc. (b) ...................       5,466
                                                 ----------
                                                     92,046
                                                 ----------
  Total Common Stocks                             2,961,813
                                                 ----------
INVESTMENT COMPANIES (2.2%):
68,554   One Group Prime Money Market Fund,
           Class I ............................      68,554
                                                 ----------
  Total Investment Companies                         68,554
                                                 ----------
Total (Cost $2,250,614)(a)                       $3,030,367
                                                 ==========

------------
Percentages indicated are based on net assets of $3,126,317.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $44,324. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 879,179
                   Unrealized depreciation......................   (143,750)
                                                                  ---------
                   Net unrealized appreciation (depreciation)...  $ 735,429
                                                                  =========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS (99.9%):
Business Equipment & Services (1.2%):
    196     Electronic Data Systems Corp. ......  $   12,250
    127     Manpower, Inc. .....................       3,797
    135     Waste Management, Inc. .............       4,161
                                                  ----------
                                                      20,208
                                                  ----------
Capital Goods (5.7%):
    187     Black & Decker Corp. ...............       7,379
    322     Boeing Co. .........................      17,903
     87     Caterpillar, Inc. ..................       4,354
    136     Cummins Engine, Inc. ...............       5,263
     78     Emerson Electric Co. ...............       4,719
     97     Johnson Controls, Inc. .............       7,030
    101     Molex, Inc. ........................       3,690
    180     Navistar International Corp. (b) ...       5,063
    498     Tyco International Ltd. ............      27,142
    159     United Technologies Corp. ..........      11,648
                                                  ----------
                                                      94,191
                                                  ----------
Consumer Durable (2.2%):
    138     Danaher Corp. ......................       7,722
    354     Ford Motor Co. .....................       8,695
     81     General Motors Corp. ...............       5,206
    182     Lear Corp. (b) .....................       6,366
    144     Mohawk Industries, Inc. (b) ........       5,069
     71     Stanley Works ......................       2,978
                                                  ----------
                                                      36,036
                                                  ----------
Consumer Non-Durable (5.0%):
    575     Archer-Daniels-Midland Co. .........       7,475
    237     International Paper Co. ............       8,461
    250     Kraft Foods, Inc. (b) ..............       7,762
    636     McDonald's Corp. ...................      17,210
    831     Philip Morris Co. ..................      42,174
                                                  ----------
                                                      83,082
                                                  ----------
Consumer Services (7.6%):
    599     AOL Time Warner, Inc. (b) ..........      31,748
    188     Carnival Corp. .....................       5,765
    292     Clear Channel Communications, Inc.
              (b) ..............................      18,308
    381     Comcast Corp., Class A (b) .........      16,535
    159     McGraw-Hill Co., Inc. ..............      10,518
    555     Viacom, Inc., Class B (b) ..........      28,745
    470     Walt Disney Co. ....................      13,578
                                                  ----------
                                                     125,197
                                                  ----------
Energy (12.9%):
    163     Baker Hughes, Inc. .................       5,461
    357     El Paso Corp. ......................      18,754
  1,183     Exxon Mobil Corp. ..................     103,342
    154     Mirant Corp. (b) ...................       5,298

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Energy, continued:
    120     Murphy Oil Corp. ...................  $    8,847
    157     Noble Drilling Corp. (b) ...........       5,142
    672     Royal Dutch Petroleum Co. ..........      39,157
    245     Texaco, Inc. .......................      16,317
    164     Transocean Sedco Forex, Inc. .......       6,765
    135     Unocal Corp. .......................       4,603
                                                  ----------
                                                     213,686
                                                  ----------
Financial Services (27.9%):
    137     Allstate Corp. .....................       6,027
    202     Ambac Financial Group, Inc. ........      11,727
     95     American General Corp. .............       4,413
    456     American International Group,
              Inc. .............................      39,216
    550     Bank of America Corp. ..............      33,010
    136     Bank of New York Co., Inc. .........       6,528
     68     Cincinnati Financial Corp. .........       2,686
  1,549     Citigroup, Inc. ....................      81,847
    332     Conseco, Inc. ......................       4,536
     88     Everest Re Group Ltd. ..............       6,582
    110     Fannie Mae .........................       9,375
    319     Fifth Third Bancorp ................      19,156
    452     FleetBoston Financial Corp. ........      17,847
    304     Freddie Mac ........................      21,252
    196     Household International, Inc. ......      13,073
    463     Huntington Bancshares, Inc. ........       7,570
    474     JP Morgan Chase & Co. ..............      21,118
    160     Lehman Brothers Holding, Inc. ......      12,471
    128     Loews Corp. ........................       8,247
     32     Marsh & McLennan Co. ...............       3,212
    226     Merrill Lynch & Co., Inc. ..........      13,373
    151     MGIC Investment Corp. ..............      10,969
    198     Morgan Stanley Dean Witter & Co. ...      12,724
     69     Progressive Corp. ..................       9,328
    124     State Street Corp. .................       6,137
    157     SunTrust Banks, Inc. ...............      10,170
    743     U.S. Bancorp .......................      16,933
    149     Union Planters Corp. ...............       6,496
    199     UnumProvident Corp. ................       6,392
    283     Washington Mutual, Inc. ............      10,627
    515     Wells Fargo & Co. ..................      23,925
    115     Zions Bancorp ......................       6,785
                                                  ----------
                                                     463,752
                                                  ----------
Health Care (2.8%):
     92     Baxter International, Inc. .........       4,508
     45     Bristol-Myers Squibb Co. ...........       2,364
     70     Cigna Corp. ........................       6,707
    137     Guidant Corp. (b) ..................       4,936
    271     HCA-The Healthcare Corp. ...........      12,246

                                       56
Continued

One Group Mutual Funds
Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
    106     MedImmune, Inc. (b) ................  $    4,980
     92     Tenet Healthcare Corp. (b) .........       4,746
    101     Watson Pharmaceuticals, Inc. (b) ...       6,226
                                                  ----------
                                                      46,713
                                                  ----------
Multi-Industry (1.3%):
    182     Minnesota Mining & Manufacturing
              Co. ..............................      20,766
                                                  ----------
Raw Materials (3.6%):
    145     Alcan Aluminum Ltd. ................       6,093
    414     Alcoa, Inc. ........................      16,313
    129     Avery Dennison Corp. ...............       6,585
    181     B. F. Goodrich Co. .................       6,874
    268     Dow Chemical Co. ...................       8,911
    313     Engelhard Corp. ....................       8,072
    149     Praxair, Inc. ......................       7,003
                                                  ----------
                                                      59,851
                                                  ----------
Retail (2.8%):
    121     Costco Wholesale Corp. (b) .........       4,975
    173     Home Depot, Inc. ...................       8,053
     82     May Department Stores Co. ..........       2,809
    131     Nike, Inc., Class B ................       5,501
     85     Sears Roebuck & Co. ................       3,596
    433     Target Corp. .......................      14,992
    190     Tiffany & Co. ......................       6,882
                                                  ----------
                                                      46,808
                                                  ----------
Shelter (0.5%):
     87     Centex Corp. .......................       3,545
    163     Masco Corp. ........................       4,061
                                                  ----------
                                                       7,606
                                                  ----------
Technology (9.6%):
    792     ADC Telecommunications, Inc. (b) ...       5,227
     41     Advanced Micro Devices, Inc. (b) ...       1,184
    253     Apple Computer, Inc. (b) ...........       5,882
    285     Applied Materials, Inc. (b) ........      13,994
    284     BMC Software, Inc. (b) .............       6,410
    329     Cabletron Systems, Inc. (b) ........       7,518
    221     Ceridian Corp. (b) .................       4,237
    217     Compaq Computer Corp. ..............       3,355
    151     Computer Associates International,
              Inc. .............................       5,436
    131     General Dynamics Corp. .............      10,193
    415     Hewlett-Packard Co. ................      11,869
     71     Jabil Circuit, Inc. (b) ............       2,191
    246     Lockheed Martin Corp. ..............       9,114
     86     LSI Logic Corp. (b) ................       1,617
    202     Lucent Technologies, Inc. ..........       1,252

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
    193     Micron Technology, Inc. (b) ........  $    7,932
    604     Motorola, Inc. .....................      10,002
     65     Novellus Systems, Inc. (b) .........       3,691
    646     Parametric Technology Corp. (b) ....       9,038
    136     PeopleSoft, Inc. (b) ...............       6,690
    166     Solectron Corp. (b) ................       3,038
    260     Symbol Technologies, Inc. ..........       5,772
     41     Teradyne, Inc. (b) .................       1,357
    526     Texas Instruments, Inc. ............      16,570
    226     Unisys Corp. (b) ...................       3,324
    168     Xerox Corp. ........................       1,608
                                                  ----------
                                                     158,501
                                                  ----------
Transportation (1.5%):
    202     Canadian National Railway Co. ......       8,181
    276     United Parcel Service, Inc., Class
              B ................................      15,953
                                                  ----------
                                                      24,134
                                                  ----------
Utilities (15.3%):
    130     AES Corp. (b) ......................       5,597
    227     Alltel Corp. .......................      13,888
    174     American Electric Power Co.,
              Inc. .............................       8,034
    464     AT&T Corp. .........................      10,208
    535     BellSouth Corp. ....................      21,544
    133     Constellation Energy Group, Inc. ...       5,666
    228     Duke Energy Corp. ..................       8,894
    219     Dynegy, Inc. .......................      10,184
    230     Enron Corp. ........................      11,270
    156     Entergy Corp. ......................       5,977
    209     First Energy Corp. .................       6,721
    244     Kinder Morgan, Inc. ................      12,261
    166     Public Service Enterprise Group,
              Inc. .............................       8,117
    632     Qwest Communications International,
              Inc. .............................      20,151
     68     Reliant Energy, Inc. ...............       2,187
    287     Sprint Corp. .......................       6,130
    246     TXU Corp. ..........................      11,855
    945     Verizon Communications .............      50,558
    369     Williams Cos., Inc. ................      12,159
  1,011     WorldCom, Inc. (b) .................      14,356
    289     XCEL Energy, Inc. ..................       8,222
                                                  ----------
                                                     253,979
                                                  ----------
  Total Common Stocks                              1,654,510
                                                  ----------
INVESTMENT COMPANIES (0.4%):
  7,078     One Group Prime Money Market Fund,
              Class I ..........................       7,078
                                                  ----------
  Total Investment Companies                           7,078
                                                  ----------

                                       57
Continued

One Group Mutual Funds
Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
REPURCHASE AGREEMENTS (0.1%):
 $1,567     State Street Bank and Trust, 4.00%,
              7/2/01 ...........................  $    1,567
                                                  ----------
  Total Repurchase Agreements                          1,567
                                                  ----------
Total (Cost $1,418,502)(a)                        $1,663,155
                                                  ==========

------------
Percentages indicated are based on net assets of $1,656,969.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $43,331. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $270,202
                   Unrealized depreciation......................   (68,880)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $201,322
                                                                  ========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Equity Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS (94.4%):
Business Equipment & Services (1.0%):
     75     Automatic Data Processing, Inc. .....  $  3,728
     50     Electronic Data Systems Corp. .......     3,125
                                                   --------
                                                      6,853
                                                   --------
Capital Goods (10.9%):
     80     Black & Decker Corp. ................     3,157
    110     Boeing Co. ..........................     6,116
     90     Emerson Electric Co. ................     5,445
    875     General Electric Co. ................    42,655
     65     Ingersoll-Rand Co. ..................     2,668
     50     Johnson Controls, Inc. ..............     3,624
    110     United Technologies Corp. ...........     8,059
                                                   --------
                                                     71,724
                                                   --------
Consumer Durable (1.2%):
     30     Eastman Kodak Co. ...................     1,400
    135     Ford Motor Co. ......................     3,314
     85     Stanley Works .......................     3,560
                                                   --------
                                                      8,274
                                                   --------
Consumer Non-Durable (8.4%):
    165     Archer-Daniels-Midland Co. ..........     2,145
    235     Coca-Cola Co. .......................    10,575
    150     ConAgra Foods, Inc. .................     2,972
     50     Estee Lauder Cos., Class A ..........     2,155
    150     Kimberly-Clark Corp. ................     8,385
     90     Kraft Foods, Inc. (b) ...............     2,790
     50     McCormick & Co., Inc. ...............     2,101
     80     PepsiCo, Inc. .......................     3,536
    225     Philip Morris Co. ...................    11,418
     80     Proctor & Gamble Co. ................     5,104
     20     Quaker Oats Co. .....................     1,825
    150     Sara Lee Corp. ......................     2,841
                                                   --------
                                                     55,847
                                                   --------
Consumer Services (2.4%):
    100     McGraw-Hill Co., Inc. ...............     6,615
     35     Omnicom Group, Inc. .................     3,010
    225     Walt Disney Co. .....................     6,500
                                                   --------
                                                     16,125
                                                   --------
Energy (9.3%):
     45     Burlington Resources, Inc. ..........     1,798
     40     El Paso Corp. .......................     2,102
    350     Exxon Mobil Corp. ...................    30,572
     75     Halliburton Co. .....................     2,670
    280     Royal Dutch Petroleum Co. ...........    16,315
     20     Schlumberger Ltd. ...................     1,053
     95     Texaco, Inc. ........................     6,327
                                                   --------
                                                     60,837
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Financial Services (19.4%):
     40     Aegon NV ............................  $  1,136
    100     Allstate Corp. ......................     4,399
    120     American Express Co. ................     4,656
     40     American International Group,
              Inc. ..............................     3,440
    190     Bank of America Corp. ...............    11,406
     85     Cincinnati Financial Corp. ..........     3,358
    435     Citigroup, Inc. .....................    22,984
    140     Fannie Mae ..........................    11,921
    140     First Tennessee National Corp. ......     4,859
    240     JP Morgan Chase & Co. ...............    10,704
     65     Marsh & McLennan Co. ................     6,565
    110     MBNA Corp. ..........................     3,625
    140     Merrill Lynch & Co., Inc. ...........     8,295
     20     Morgan Stanley Dean Witter & Co. ....     1,285
     90     National City Corp. .................     2,770
    150     Southtrust Corp. ....................     3,900
     60     St. Paul Co., Inc. ..................     3,041
    253     U.S. Bancorp ........................     5,766
     90     Washington Mutual, Inc. .............     3,380
    220     Wells Fargo & Co. ...................    10,215
                                                   --------
                                                    127,705
                                                   --------
Health Care (13.6%):
    100     Abbott Laboratories .................     4,801
    240     American Home Products Corp. ........    14,025
    220     Baxter International, Inc. ..........    10,780
    215     Bristol-Myers Squibb Co. ............    11,245
     40     Cigna Corp. .........................     3,833
    120     Johnson & Johnson ...................     6,000
     70     Medtronic, Inc. .....................     3,221
    150     Merck & Co., Inc. ...................     9,587
    500     Pfizer, Inc. ........................    20,024
    170     Schering-Plough Corp. ...............     6,161
                                                   --------
                                                     89,677
                                                   --------
Multi-Industry (1.1%):
     65     Minnesota Mining & Manufacturing
              Co. ...............................     7,417
                                                   --------
Raw Materials (2.3%):
    120     Air Products and Chemicals, Inc. ....     5,490
    150     Dow Chemical Co. ....................     4,988
    100     Du Pont (EI) de Nemours & Co. .......     4,824
                                                   --------
                                                     15,302
                                                   --------
Real Estate Investment Trust (5.2%):
    110     Archstone Communities Trust .........     2,836
     65     Avalon Bay Communities, Inc. ........     3,039
    100     Carramerica Realty Corp. ............     3,050
     60     Colonial Properties Trust ...........     1,848
    130     Developers Diversified Realty
              Corp. .............................     2,389

                                       59
Continued

One Group Mutual Funds
Equity Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Real Estate Investment Trust, continued:
    125     Duke Realty Investments, Inc. .......  $  3,106
     50     Equity Office Properties Trust ......     1,582
     60     Equity Residential Properties
              Trust .............................     3,393
     68     Kimco Realty Corp. ..................     3,196
     60     Public Storage, Inc. ................     1,779
     85     Simon Property Group, Inc. ..........     2,547
     53     Spieker Properties, Inc. ............     3,147
     70     Vornado Realty Trust ................     2,733
                                                   --------
                                                     34,645
                                                   --------
Retail (6.4%):
    175     Albertson's, Inc. ...................     5,248
    200     Home Depot, Inc. ....................     9,310
     40     Nike, Inc., Class B .................     1,680
     75     Sherwin-Williams Co. ................     1,665
    125     Target Corp. ........................     4,325
    325     Wal-Mart Stores, Inc. ...............    15,859
    130     Walgreen Co. ........................     4,440
                                                   --------
                                                     42,527
                                                   --------
Technology (4.7%):
    150     Hewlett-Packard Co. .................     4,290
    175     IBM Corp. ...........................    19,775
    150     Motorola, Inc. ......................     2,484
    150     Texas Instruments, Inc. .............     4,725
                                                   --------
                                                     31,274
                                                   --------
Transportation (0.6%):
    105     Canadian National Railway Co. .......     4,253
                                                   --------
Utilities (7.9%):
    100     American Electric Power Co., Inc. ...     4,617
    125     AT&T Corp. ..........................     2,750
    110     BellSouth Corp. .....................     4,430
    100     Entergy Corp. .......................     3,839
     85     Pinnacle West Capital Corp. .........     4,029
    350     SBC Communications, Inc. ............    14,020
    130     Sprint Corp. ........................     2,777

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
    220     Verizon Communications ..............  $ 11,770
    150     XCEL Energy, Inc. ...................     4,268
                                                   --------
                                                     52,500
                                                   --------
  Total Common Stocks                               624,960
                                                   --------
PREFERRED STOCKS (1.0%):
Business Equipment & Services (0.4%):
     49     Electronic Data Systems, Inc. .......     2,582
                                                   --------
Healthcare (0.6%):
    100     Pharmacia Corp. .....................     4,040
                                                   --------
  Total Preferred Stocks                              6,622
                                                   --------
CONVERTIBLE BONDS (0.5%):
Consumer Services (0.5%):
 $4,000     Interpublic Group, 1.87%, 6/1/06,
              Callable 6/5/02 @ 89.67 ...........     3,225
                                                   --------
  Total Convertible Bonds                             3,225
                                                   --------
CONVERTIBLE PREFERRED STOCKS (3.2%):
Capital Goods (0.9%):
    150     Georgia-Pacific Group ...............     5,678
                                                   --------
Energy (1.4%):
    125     Duke Energy Corp. ...................     3,206
    100     El Paso Energy Capital ..............     6,575
                                                   --------
                                                      9,781
                                                   --------
Financial Services (0.9%):
     60     MetLife Capital Trust ...............     5,835
                                                   --------
  Total Convertible Preferred Stocks                 21,294
                                                   --------
INVESTMENT COMPANIES (0.8%):
  5,332     One Group Prime Money Market Fund,
              Class I ...........................     5,332
                                                   --------
  Total Investment Companies                          5,332
                                                   --------
Total (Cost $345,056)(a)                           $661,433
                                                   ========

------------
Percentages indicated are based on net assets of $661,995.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $643. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $325,467
                   Unrealized depreciation......................    (9,733)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $315,734
                                                                  ========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS (96.4%):
Business Equipment & Services (2.1%):
  226    Automatic Data Processing, Inc. ......  $   11,247
  299    Electronic Data Systems Corp. ........      18,715
  319    Paychex, Inc. ........................      12,777
                                                 ----------
                                                     42,739
                                                 ----------
Capital Goods (7.9%):
  103    Cooper Cameron Cos., Inc. (b) ........       5,725
  291    Crane Co. ............................       9,017
1,792    General Electric Co. .................      87,339
  194    Johnson Controls, Inc. ...............      14,074
   72    SPX Corp. (b) ........................       9,029
  669    Tyco International Ltd. ..............      36,479
                                                 ----------
                                                    161,663
                                                 ----------
Consumer Durable (2.2%):
  242    Danaher Corp. ........................      13,538
  248    General Motors Corp. .................      15,963
  219    Lear Corp. (b) .......................       7,637
  116    Whirlpool Corp. ......................       7,261
                                                 ----------
                                                     44,399
                                                 ----------
Consumer Non-Durable (6.5%):
  805    Archer-Daniels-Midland Co. ...........      10,464
  467    Coca-Cola Co. ........................      21,035
  414    Dole Food Co., Inc. ..................       7,892
   99    Estee Lauder Cos., Class A ...........       4,269
  306    General Mills, Inc. ..................      13,417
  469    Interstate Bakeries Corp. ............       7,501
  294    Kimberly-Clark Corp. .................      16,441
  152    Kraft Foods, Inc. (b) ................       4,709
  216    McDonald's Corp. .....................       5,834
  620    Philip Morris Co. ....................      31,476
  137    Proctor & Gamble Co. .................       8,728
                                                 ----------
                                                    131,766
                                                 ----------
Consumer Services (6.3%):
1,065    AOL Time Warner, Inc. (b) ............      56,432
  295    Comcast Corp., Class A (b) ...........      12,796
  209    Omnicom Group, Inc. ..................      18,004
  567    Viacom, Inc., Class B (b) ............      29,337
  402    Walt Disney Co. ......................      11,608
                                                 ----------
                                                    128,177
                                                 ----------
Energy (6.3%):
  270    El Paso Corp. ........................      14,168
  884    Exxon Mobil Corp. ....................      77,188
  161    Hanover Compressor Co. (b) ...........       5,328
  126    Murphy Oil Corp. .....................       9,256
  227    Texaco, Inc. .........................      15,090
  192    Transocean Sedco Forex, Inc. .........       7,936
                                                 ----------
                                                    128,966
                                                 ----------

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services (17.2%):
  334    American Express Co. .................  $   12,961
  562    American International Group, Inc. ...      48,326
  376    Bank of America Corp. ................      22,586
  273    Charter One Financial, Inc. ..........       8,715
1,297    Citigroup, Inc. ......................      68,536
  602    FleetBoston Financial Corp. ..........      23,762
  543    Freddie Mac ..........................      38,025
  235    Hartford Financial Services Group,
           Inc. ...............................      16,092
  395    JP Morgan Chase & Co. ................      17,617
  167    Marsh & McLennan Co. .................      16,859
  375    Morgan Stanley Dean Witter & Co. .....      24,111
  270    Pacific Century Financial Corp. ......       6,951
  540    Southtrust Corp. .....................      14,031
  160    SunTrust Banks, Inc. .................      10,382
  183    Waddell & Reed Financial, Inc., Class
           A ..................................       5,795
  400    Wells Fargo & Co. ....................      18,564
                                                 ----------
                                                    353,313
                                                 ----------
Health Care (12.7%):
  330    Abbott Laboratories ..................      15,836
  388    American Home Products Corp. .........      22,662
  344    Amgen, Inc. (b) ......................      20,893
  424    Baxter International, Inc. ...........      20,771
  520    Bristol-Myers Squibb Co. .............      27,210
  180    Cigna Corp. ..........................      17,220
  148    Guidant Corp. (b) ....................       5,343
  251    Johnson & Johnson ....................      12,543
  171    MedImmune, Inc. (b) ..................       8,067
  390    Medtronic, Inc. ......................      17,936
  232    Merck & Co., Inc. ....................      14,809
1,397    Pfizer, Inc. .........................      55,951
  370    Schering-Plough Corp. ................      13,395
  245    Waters Corp. (b) .....................       6,771
                                                 ----------
                                                    259,407
                                                 ----------
Multi-Industry (0.5%):
  275    Honeywell International, Inc. ........       9,630
                                                 ----------
Raw Materials (3.1%):
  502    Alcoa, Inc. ..........................      19,784
  207    Cabot Corp. ..........................       7,449
  472    Crompton Corp. .......................       5,144
  279    Cytec Industries, Inc. (b) ...........      10,599
  202    Du Pont (EI) de Nemours & Co. ........       9,746
  251    Sigma-Aldrich Corp. ..................       9,697
                                                 ----------
                                                     62,419
                                                 ----------
Retail (6.1%):
  216    Bed Bath & Beyond, Inc. (b) ..........       6,485
  457    Brinker International, Inc. (b) ......      11,809
  423    Home Depot, Inc. .....................      19,678
  505    Limited, Inc. ........................       8,342

                                       61
Continued

One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
  277    Nordstrom, Inc. ......................  $    5,137
  421    Saks, Inc. (b) .......................       4,041
  299    Target Corp. .........................      10,331
  186    Tricon Global Restaurants, Inc.
           (b) ................................       8,161
  709    Wal-Mart Stores, Inc. ................      34,612
  434    Walgreen Co. .........................      14,825
                                                 ----------
                                                    123,421
                                                 ----------
Shelter (0.8%):
  295    Georgia-Pacific Corp. ................       9,980
  175    Pentair, Inc. ........................       5,906
                                                 ----------
                                                     15,886
                                                 ----------
Technology (15.5%):
  912    ADC Telecommunications, Inc. (b) .....       6,022
  299    Applied Materials, Inc. (b) ..........      14,675
1,122    Cisco Systems, Inc. (b) ..............      20,412
  151    Comverse Technology, Inc. (b) ........       8,624
  245    Dell Computer Corp. (b) ..............       6,415
  320    EMC Corp. (b) ........................       9,286
  365    Hewlett-Packard Co. ..................      10,451
  291    IBM Corp. ............................      32,850
1,335    Intel Corp. ..........................      39,047
  203    Linear Technology Corp. ..............       8,987
  994    Microsoft Corp. (b) ..................      72,591
  391    Motorola, Inc. .......................       6,468
  782    Oracle Corp. (b) .....................      14,852
  237    Qualcomm, Inc. (b) ...................      13,867
  235    Rational Software Corp. (b) ..........       6,598
  336    Sun Microsystems, Inc. (b) ...........       5,283
  151    Symantec Corp. (b) ...................       6,612
  329    Symbol Technologies, Inc .............       7,308
  369    Texas Instruments, Inc. ..............      11,629

                                                   MARKET
SHARES            SECURITY DESCRIPTION             VALUE
------   --------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
  412    Xerox Corp. ..........................  $    3,941
  261    Xilinx, Inc. (b) .....................      10,752
                                                 ----------
                                                    316,670
                                                 ----------
Transportation (0.4%):
  132    United Parcel Service, Inc., Class
           B ..................................       7,622
                                                 ----------
Utilities (8.8%):
  320    AT&T Corp. ...........................       7,050
  252    CenturyTel, Inc. .....................       7,649
  247    CMS Energy Corp. .....................       6,878
  215    Dynegy, Inc. .........................       9,990
  312    Energy East Corp. ....................       6,515
  181    First Energy Corp. ...................       5,821
  274    FPL Group, Inc. ......................      16,489
  193    Kinder Morgan, Inc. ..................       9,687
  422    Pinnacle West Capital Corp. ..........      19,981
  339    Qwest Communications International,
           Inc. ...............................      10,799
  850    SBC Communications, Inc. .............      34,066
  363    Verizon Communications ...............      19,424
  308    Williams Cos., Inc. ..................      10,157
1,032    WorldCom, Inc. (b) ...................      14,649
   41    WorldCom, Inc. - MCI Group ...........         664
                                                 ----------
                                                    179,819
                                                 ----------
  Total Common Stocks                             1,965,897
                                                 ----------
INVESTMENT COMPANIES (3.7%):
74,771   One Group Prime Money Market Fund,
           Class I ............................      74,771
                                                 ----------
  Total Investment Companies                         74,771
                                                 ----------
Total (Cost $1,644,320)(a)                       $2,040,668
                                                 ==========

------------
Percentages indicated are based on net assets of $2,038,893.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $402. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 504,457
                   Unrealized depreciation......................   (108,511)
                                                                  ---------
                   Net unrealized appreciation (depreciation)...  $ 395,946
                                                                  =========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES (4.7%):
 $   474    Advanta Automobile Receivables Trust,
              Series 98-1, Class A2, 6.09%,
              12/15/03 ..........................  $    476
   2,120    Advanta Equipment Receivables, Series
              98-1, Class A4, 5.98%, 12/15/06 ...     2,147
     825    Arcadia Automobile Receivables Trust,
              Series 97-C, Class A5, 6.55%,
              6/15/05 ...........................       838
   1,000    Arcadia Automobile Receivables Trust,
              Series 98-B, Class A5, 6.06%,
              6/15/06 ...........................     1,017
     876    Barnett Auto Trust, Series 97-A,
              Class A5, 6.26%, 2/15/03 ..........       881
     126    Capital Equipment Receivables Trust,
              Series 97-1, Class A4, 6.19%,
              2/15/02 ...........................       126
   1,350    Contimortgage Home Equity Loan Trust,
              Series 98-1, Class A6, 6.58%,
              12/15/18 ..........................     1,379
     600    Dayton Hudson Credit Card Master
              Trust, Series 97-1, Class A, 6.25%,
              8/25/05 ...........................       614
     350    Dayton Hudson Credit Card Master
              Trust, Series 98-1A, 5.90%,
              5/26/06 ...........................       356
     670    EQCC Home Equity Loan Trust, Series
              98-2, Class A6F, 6.16%, 4/15/08 ...       679
      57    EQCC Home Equity Loan Trust, Series
              98-1, Class A3F, 6.23%,
              12/15/12 ..........................        57
     469    EQCC Home Equity Loan Trust, Series
              97-2, Class A7, 6.89%, 2/15/20 ....       481
     750    EQCC Home Equity Loan Trust, Series
              98-2, Class A4F, 6.33%, 1/15/22 ...       756
     601    Fleetwood Credit Corp., Grantor
              Trust, Series 97-B, Class A, 6.40%,
              5/15/13 ...........................       613
     367    Green Tree Recreational, Equipment
              and Consulting, Series 98-B, Class
              A5, 6.10%, 12/15/13 ...............       375
     293    Green Tree Recreational, Equipment
              and Consulting, Series 97-D, Class
              A1, 6.90%, 3/15/29 ................       304
   2,000    Harley-Davidson Eaglemark Motorcycle
              Trust, Series 00-1 Class A2, 7.14%,
              3/15/06 ...........................     2,076
   2,400    Household Automotive Trust, Series
              00-1, Class A4, 7.48%, 12/18/06 ...     2,521
      59    Key Auto Finance Trust, Series 97-2,
              Class A5, 6.25%, 10/15/03 .........        60
     300    Key Auto Finance Trust, Series 99-1
              Class A4, 5.83%, 1/15/07 ..........       305

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
 $ 2,000    Onyx Acceptance Auto Trust, Series
              98-A, Class CTFS, 5.99%,
              1/15/05 ...........................  $  2,024
     167    Sears Credit Account Master Trust,
              Series 98-1, Class A, 5.80%,
              8/15/05 ...........................       167
   1,673    SLM Student Loan Trust, Series 99-1,
              Class A1T, 4.32%, 4/25/08* ........     1,677
     140    The Money Store Home Equity Trust,
              Series 97-C, Class AF5, 6.54%,
              6/15/21 ...........................       141
     474    The Money Store Home Equity Trust,
              Series 96-B, Class A8, 7.91%,
              5/15/24 ...........................       493
     400    The Money Store Home Equity Trust,
              Series 96-A, Class A8, 7.66%,
              8/15/26 ...........................       408
   2,000    Union Acceptance Corp., Series 98-B,
              Class A5, 6.02%, 1/9/06 ...........     2,045
                                                   --------
  Total Asset Backed Securities                      23,016
                                                   --------
COMMON STOCKS (59.3%):
Business Equipment & Services (1.3%):
      33    Automatic Data Processing, Inc. .....     1,647
      44    Electronic Data Systems Corp. .......     2,721
      47    Paychex, Inc. .......................     1,894
                                                   --------
                                                      6,262
                                                   --------
Capital Goods (4.9%):
      15    Cooper Cameron Cos., Inc. (b) .......       852
      43    Crane Co. ...........................     1,322
     263    General Electric Co. ................    12,842
      29    Johnson Controls, Inc. ..............     2,093
      11    SPX Corp. (b) .......................     1,342
     104    Tyco International Ltd. .............     5,645
                                                   --------
                                                     24,096
                                                   --------
Consumer Durable (1.3%):
      35    Danaher Corp. .......................     1,987
      36    General Motors Corp. ................     2,330
      29    Lear Corp. (b) ......................     1,000
      17    Whirlpool Corp. .....................     1,043
                                                   --------
                                                      6,360
                                                   --------
Consumer Non-Durable (4.0%):
     120    Archer-Daniels-Midland Co. ..........     1,554
      69    Coca-Cola Co. .......................     3,127
      61    Dole Food Co., Inc. .................     1,167
      15    Estee Lauder Cos., Class A ..........       667

                                       63
Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      46    General Mills, Inc. .................  $  1,992
      69    Interstate Bakeries Corp. ...........     1,109
      44    Kimberly-Clark Corp. ................     2,440
      29    Kraft Foods, Inc. (b) ...............       906
      32    McDonald's Corp. ....................       867
      91    Philip Morris Co. ...................     4,638
      20    Proctor & Gamble Co. ................     1,290
                                                   --------
                                                     19,757
                                                   --------
Consumer Services (3.9%):
     159    AOL Time Warner, Inc. (b) ...........     8,408
      42    Comcast Corp., Class A (b) ..........     1,825
      31    Omnicom Group, Inc. .................     2,702
      83    Viacom, Inc., Class B (b) ...........     4,316
      59    Walt Disney Co. .....................     1,706
                                                   --------
                                                     18,957
                                                   --------
Energy (3.9%):
      40    El Paso Corp. .......................     2,106
     131    Exxon Mobil Corp. ...................    11,450
      24    Hanover Compressor Co. (b) ..........       792
      19    Murphy Oil Corp. ....................     1,376
      34    Texaco, Inc. ........................     2,245
      28    Transocean Sedco Forex, Inc. ........     1,162
                                                   --------
                                                     19,131
                                                   --------
Financial Services (10.6%):
      49    American Express Co. ................     1,897
      83    American International Group,
              Inc. ..............................     7,133
      56    Bank of America Corp. ...............     3,384
      40    Charter One Financial, Inc. .........     1,285
     193    Citigroup, Inc. .....................    10,208
      87    FleetBoston Financial Corp. .........     3,448
      80    Freddie Mac .........................     5,599
      38    Hartford Financial Services Group,
              Inc. ..............................     2,599
      59    JP Morgan Chase & Co. ...............     2,630
      24    Marsh & McLennan Co. ................     2,424
      55    Morgan Stanley Dean Witter & Co. ....     3,547
      40    Pacific Century Financial Corp. .....     1,041
      82    Southtrust Corp. ....................     2,132
      24    SunTrust Banks, Inc. ................     1,529
      27    Waddell & Reed Financial, Inc., Class
              A .................................       856
      57    Wells Fargo & Co. ...................     2,662
                                                   --------
                                                     52,374
                                                   --------
Health Care (7.9%):
      49    Abbott Laboratories .................     2,352
      62    American Home Products Corp. ........     3,613
      51    Amgen, Inc. (b) .....................     3,101
      62    Baxter International, Inc. ..........     3,033

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
      77    Bristol-Myers Squibb Co. ............  $  4,041
      28    Cigna Corp. .........................     2,637
      21    Guidant Corp. (b) ...................       769
      42    Johnson & Johnson ...................     2,077
      25    MedImmune, Inc. (b) .................     1,165
      58    Medtronic, Inc. .....................     2,655
      34    Merck & Co., Inc. ...................     2,189
     207    Pfizer, Inc. ........................     8,304
      54    Schering-Plough Corp. ...............     1,950
      36    Waters Corp. (b) ....................     1,000
                                                   --------
                                                     38,886
                                                   --------
Multi-Industry (0.3%):
      41    Honeywell International, Inc. .......     1,420
                                                   --------
Raw Materials (1.9%):
      74    Alcoa, Inc. .........................     2,915
      38    Cabot Corp. .........................     1,364
       0    Cabot Microelectronics Corp.
              (b)(c) ............................         0
      69    Crompton Corp. ......................       749
      41    Cytec Industries, Inc. (b) ..........     1,576
      29    Du Pont (EI) de Nemours & Co. .......     1,417
      37    Sigma-Aldrich Corp. .................     1,423
                                                   --------
                                                      9,444
                                                   --------
Retail (3.7%):
      32    Bed Bath & Beyond, Inc. (b) .........       962
      68    Brinker International, Inc. (b) .....     1,756
      63    Home Depot, Inc. ....................     2,918
      73    Limited, Inc. .......................     1,207
      41    Nordstrom, Inc. .....................       766
      63    Saks, Inc. (b) ......................       603
      45    Target Corp. ........................     1,541
      27    Tricon Global Restaurants, Inc.
              (b) ...............................     1,206
     103    Wal-Mart Stores, Inc. ...............     5,027
      63    Walgreen Co. ........................     2,147
                                                   --------
                                                     18,133
                                                   --------
Shelter (0.5%):
      43    Georgia-Pacific Corp. ...............     1,457
      26    Pentair, Inc. .......................       867
                                                   --------
                                                      2,324
                                                   --------
Technology (9.5%):
     135    ADC Telecommunications, Inc. (b) ....       894
      50    Applied Materials, Inc. (b) .........     2,435
       0    Avaya, Inc. (b)(c) ..................         0
     168    Cisco Systems, Inc. (b) .............     3,049
      22    Comverse Technology, Inc. (b) .......     1,281

                                       64
Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology, continued:
      36    Dell Computer Corp. (b) .............  $    950
      47    EMC Corp. (b) .......................     1,376
      48    Hewlett-Packard Co. .................     1,381
      43    IBM Corp. ...........................     4,868
       0    Informix Corp. (b)(c) ...............         0
     193    Intel Corp. .........................     5,654
      28    Linear Technology Corp. .............     1,225
     145    Microsoft Corp. (b) .................    10,611
      57    Motorola, Inc. ......................       947
     116    Oracle Corp. (b) ....................     2,201
      35    Qualcomm, Inc. (b) ..................     2,059
      37    Rational Software Corp. (b) .........     1,030
      50    Sun Microsystems, Inc. (b) ..........       783
      22    Symantec Corp. (b) ..................       980
      49    Symbol Technologies, Inc ............     1,085
      55    Texas Instruments, Inc. .............     1,730
      61    Xerox Corp. .........................       584
      38    Xilinx, Inc. (b) ....................     1,566
                                                   --------
                                                     46,689
                                                   --------
Transportation (0.2%):
      19    United Parcel Service, Inc., Class
              B .................................     1,106
                                                   --------
Utilities (5.4%):
      43    AT&T Corp. ..........................       955
      37    CenturyTel, Inc. ....................     1,113
      37    CMS Energy Corp. ....................     1,025
      32    Dynegy, Inc. ........................     1,486
      46    Energy East Corp. ...................       972
      27    First Energy Corp. ..................       864
      41    FPL Group, Inc. .....................     2,443
      29    Kinder Morgan, Inc. .................     1,441
      63    Pinnacle West Capital Corp. .........     2,980
      50    Qwest Communications International,
              Inc. ..............................     1,595
     126    SBC Communications, Inc. ............     5,055
      54    Verizon Communications ..............     2,884
      45    Williams Cos., Inc. .................     1,471
     153    WorldCom, Inc. (b) ..................     2,171
       6    WorldCom, Inc. - MCI Group ..........        98
                                                   --------
                                                     26,553
                                                   --------
  Total Common Stocks                               291,492
                                                   --------
CORPORATE BONDS (10.1%):
Airlines (0.4%):
   2,000    United Airlines, 7.19%, 4/1/11 ......     2,040
                                                   --------
Banking, Finance & Insurance (4.0%):
 $ 1,000    Associates Corp., 8.58%, 11/23/04 ...     1,080
     750    Capital One Bank Co., 6.88%,
              2/1/06 ............................       733

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
 $ 1,000    CIT Group, Inc., 6.88%, 2/16/05 .....  $  1,028
   2,200    First Hawaiian, Inc., Series A,
              6.93%, 12/1/03 (d) ................     2,250
   1,800    Ford Motor Credit Co., 7.38%,
              2/1/11 ............................     1,821
     500    General Electric Capital Corp.,
              8.63%, 6/15/08 ....................       562
   1,250    GMAC, 8.25%, 2/24/04 ................     1,334
   1,500    GMAC, 7.25%, 3/2/11 .................     1,520
   2,000    Goldman Sachs Group, Inc., 7.20%,
              3/1/07 (d) ........................     2,081
   2,000    Household Finance Corp., 8.00%,
              7/15/10 ...........................     2,145
   1,200    Morgan Stanley Dean Witter 6.75%,
              4/15/11 ...........................     1,194
   1,400    National Rural Utilities, 6.00%,
              5/15/06 ...........................     1,407
   2,000    Nynex Capital Funding, 8.23%,
              10/15/09 ..........................     2,155
     700    Qwest Capital Funding 7.25%, 2/15/11
              (d) ...............................       694
      40    WFS Financial Owner Trust, 5.65%,
              11/20/02 ..........................        40
                                                   --------
                                                     20,044
                                                   --------
Capital Goods (0.6%):
   1,000    Cummins Engine Co., Inc., 6.45%,
              3/1/05 ............................       961
   2,000    Tyco International Group, 6.25%,
              6/15/03 ...........................     2,030
                                                   --------
                                                      2,991
                                                   --------
Consumer Durable (0.7%):
   1,200    DaimlerChrysler, 7.20%, 9/1/09 ......     1,200
     600    Delphi Auto Systems Corp., 6.55%,
              6/15/06 ...........................       601
   1,500    General Motors, 7.20%, 1/15/11 ......     1,521
                                                   --------
                                                      3,322
                                                   --------
Consumer Non-Durable (0.1%):
     500    Campbell Soup Co., 5.63%, 9/15/03 ...       499
                                                   --------
Consumer Services (1.0%):
   2,400    Rental Car Finance, 6.45%, 8/25/05
              (d) ...............................     2,452
     700    Royal Caribbean Cruises, 8.75%,
              2/2/11 ............................       668
   1,400    Time Warner, Inc., 9.13%, 1/15/13 ...     1,603
                                                   --------
                                                      4,723
                                                   --------
Cosmetics/Toiletries (0.2%):
     900    Avon Products, 7.15%, 11/15/09 ......       918
                                                   --------

                                       65
Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Energy (0.7%):
 $ 1,250    Occidental Petroleum Corp., 9.25%,
              8/1/19 ............................  $  1,459
     500    Union Pacific Co., 7.60%, 5/1/05 ....       523
   1,400    Union Pacific Co., 6.65%, 1/15/11 ...     1,373
                                                   --------
                                                      3,355
                                                   --------
Retail (0.5%):
   1,000    Dayton Hudson Corp., 7.25%,
              9/1/04 ............................     1,058
   1,400    Kroger Co., 8.05%, 2/1/10 ...........     1,499
                                                   --------
                                                      2,557
                                                   --------
Utilities (1.9%):
     750    AT&T Corp., 7.50%, 6/1/06 ...........       789
   2,400    Columbia Gas System, 6.80%,
              11/28/05 ..........................     2,424
   2,000    Exelon Corp, 6.75%, 5/1/11 ..........     1,972
   2,500    Hydro Quebec, 6.52%, 2/23/06 ........     2,581
   1,500    Verizon Global, 7.25% 12/1/10 (d) ...     1,526
                                                   --------
                                                      9,292
                                                   --------
  Total Corporate Bonds                              49,741
                                                   --------
U.S. GOVERNMENT AGENCIES (0.9%):
Federal Home Loan Bank (0.2%):
   1,000    5.88%, 11/25/08 .....................       983
                                                   --------
Tennessee Valley Authority (0.7%):
   3,500    5.00%, 12/18/03 .....................     3,515
                                                   --------
  Total U.S. Government Agencies                      4,498
                                                   --------
U.S. GOVERNMENT AGENCY (1.2%):
Federal Home Loan Bank (1.2%):
   6,000    5.61%, 2/11/09 ......................     5,866
                                                   --------
  Total U.S. Government Agency                        5,866
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (17.4%):
Fannie Mae (8.2%):
   2,871    7.24%, 10/1/03, Pool #73712 .........     2,965
   2,137    7.13%, 7/1/06, Pool #381781 .........     2,236
   1,071    6.94%, 12/1/06, Pool #73798 .........     1,113
     301    7.00%, 9/1/07, Pool #185265 .........       310
     865    6.79%, 11/1/07, Pool #313832 ........       893
   1,268    6.53%, 12/1/07, Pool #375568 ........     1,294
     800    8.30%, 10/25/08, Series 93-197, Class
              SC, IF ............................       831
     903    7.50%, 8/1/09, Pool #292020 .........       933
     433    6.50%, 5/1/11, Pool #337195 .........       439
   1,050    6.50%, 4/1/13, Pool #414513 .........     1,061
     519    7.00%, 6/1/13, Pool #427488 .........       530
   2,000    6.50%, 6/25/13, Series 94-1, Class
              K .................................     2,042
   1,952    6.00%, 1/1/14, Pool #440777 .........     1,940

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   953    8.50%, 11/1/18, Pool #313280 ........  $  1,021
     418    8.50%, 1/25/20, Series 90-7, Class
              B .................................       442
     199    9.50%, 4/25/20, Series 90-35, Class
              E .................................       213
     311    7.00%, 7/25/20, Series 90-76, Class
              G .................................       316
     781    8.50%, 9/25/20, Series 90-106, Class
              J .................................       819
     177    6.50%, 10/25/20, Series 93-122, Class
              J .................................       176
     259    7.50%, 4/25/21, Series 92-178, Class
              D .................................       263
     190    8.00%, 7/25/21, Series 91-73, Class
              A .................................       198
     260    5.76%, 8/25/21, Series 93-38, Class
              V .................................       260
     500    6.85%, 8/25/21, Pool #1993-17 .......       505
     166    6.50%, 1/18/22, Series 97-19, Class
              PC ................................       167
     304    7.00%, 2/18/22, Series 97-30, Class
              E .................................       304
   1,067    7.50%, 7/25/22, Series G92-35, Class
              E .................................     1,084
     464    7.50%, 10/25/22, Series 92-195, Class
              C .................................       475
   1,422    8.00%, 11/1/22, Pool #124555 ........     1,491
     331    6.65%, 12/18/22, Series 97-77, Class
              A .................................       331
     381    0.00%, 5/25/23, Series 93-92, Class
              E, PO .............................       359
     426    9.50%, 9/20/23, Series 97-69, Class
              J .................................       431
     185    8.00%, 6/1/24, Pool #270402 .........       194
     121    8.00%, 6/1/24, Pool #250085 .........       127
     438    9.00%, 8/1/24, Pool #250114 .........       467
     681    9.50%, 11/18/24, Series 97-88, Class
              BA ................................       713
     753    9.00%, 5/18/25, Series 98-2, Class
              KC ................................       787
     451    7.00%, 7/1/25, Pool #317252 .........       456
     523    6.50%, 2/1/26, Pool #337115 .........       518
     587    7.00%, 3/1/26, Pool #365488 .........       594
     563    8.00%, 3/18/26, Series 97-45, Class
              CB ................................       571
     396    7.00%, 5/1/26, Pool #346269 .........       400
     322    7.50%, 5/1/26, Pool #344916 .........       330
     300    6.00%, 6/25/26, Series 99-27, Class
              G .................................       284
     253    7.50%, 11/1/26, Pool #363626 ........       260
     857    6.50%, 2/1/28, Pool #417157 .........       848
   1,778    6.00%, 8/1/28, Pool #436125 .........     1,718
   1,890    6.50%, 8/1/29 , Pool #323862 ........     1,866
   4,362    7.00%, 4/1/30, Pool #533104 .........     4,387
                                                   --------
                                                     39,962
                                                   --------
Freddie Mac (5.6%):
       3    9.00%, 5/1/06, Pool #B0-0282 ........         3
      53    8.00%, 3/1/08, Pool #E45796 .........        55
   1,200    7.00%, 11/15/08, Series 1275, Class
              VJ ................................     1,219
     115    9.00%, 8/1/09, Pool #279063 .........       121
     934    8.00%, 10/1/10, Pool #G10518 ........       971
     296    7.00%, 12/15/11, Series 1914, Class
              AC ................................       299
     408    7.00%, 1/1/12, Pool #E66116 .........       419
     889    6.50%, 3/1/13, Pool #E69466 .........       899
     661    6.50%, 6/1/13, Pool #E00552 .........       668

                                       66
Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   583    7.00%, 6/1/13, Pool #E00554 .........  $    596
   1,872    6.00%, 4/1/14, Pool #E76469 .........     1,862
     418    8.00%, 6/15/20, Series 50, Class
              I .................................       433
     130    10.50%, 10/1/20, Pool #D24679 .......       144
      51    7.50%, 2/15/21, Series 1289, Class
              PL ................................        51
     234    8.50%, 6/15/21, Pool #1087- I .......       244
     186    6.00%, 9/15/21, Series 1136, Class
              H .................................       187
     201    7.30%, 11/15/21, Pool #1355 K .......       202
   1,486    6.50%, 11/15/22, Pool #1152 .........     1,474
   2,000    7.15%, 1/15/23, Pool #1517-I ........     2,028
     250    7.00%, 2/15/23, Series 1532, Class
              C .................................       254
     500    6.50%, 5/25/23, Series 32, Class
              PK ................................       495
     182    7.00%, 8/15/24, Pool #1883J .........       182
     186    9.50%, 9/15/24, Series 95, Class
              M .................................       188
     177    8.00%, 4/1/25, Pool #C00401 .........       185
     534    8.00%, 5/1/25, Pool #C80313 .........       558
     166    8.00%, 5/1/25, Pool #D60455 .........       174
     530    6.50%, 2/1/26, Pool #D68124 .........       526
     407    6.50%, 2/1/26, Pool #D68616 .........       403
     208    7.00%, 2/1/26, Pool #D69343 .........       210
     424    7.00%, 3/1/26, Pool #D69430 .........       429
     356    7.50%, 5/1/26, Pool #C00460 .........       366
     173    8.50%, 7/1/26, Pool #C00472 .........       182
     746    7.00%, 10/1/26, Pool #D75494 ........       754
     366    7.50%, 8/1/27, Pool #C00542 .........       375
     734    6.00%, 10/15/27, Series 2097, Class
              PX ................................       714
   1,000    6.00%, 1/15/28, Series 2136, Class
              PE ................................       969
     817    8.50%, 7/1/28, Gold Pool #G00981 ....       864
   1,831    6.00%, 8/1/28, Pool #C13638 .........     1,772
     813    6.00%, 11/15/28, Series 2091, Class
              GB ................................       797
   1,592    8.00%, 11/15/28, Series 2097, Class
              PD ................................     1,674
   3,680    7.50%, 1/1/30, Pool #C35358 .........     3,759
                                                   --------
                                                     27,705
                                                   --------
Government National Mortgage Assoc. (3.6%):
     112    7.50%, 8/15/07, Pool #329613 ........       116
     250    6.50%, 7/15/08, Pool #349693 ........       257
   1,153    7.00%, 7/15/08, Pool #348872 ........     1,194
     168    7.00%, 7/15/08, Pool #326444 ........       174
      31    6.50%, 3/15/09, Pool #367398 ........        32
     684    6.50%, 5/15/09, Pool #366779 ........       701
     351    5.50%, 4/20/11, Pool #2222 ..........       345
       4    13.50%, 5/15/11, Pool #047241 .......         5
   1,553    6.50%, 9/15/13, Pool #468228 ........     1,578
      10    12.00%, 3/15/14, Pool #109220 .......        12
       5    13.50%, 9/15/14, Pool #119582 .......         6
      29    9.00%, 12/15/16, Pool #203620 .......        32
      40    8.00%, 4/15/17, Pool #192100 ........        42

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $    48    10.00%, 7/15/18, Pool #248404 .......  $     53
      20    8.00%, 5/15/22, Pool #329176 ........        21
     811    8.50%, 6/15/22, Pool #323423 ........       863
     491    8.50%, 12/15/22, Pool #780708 .......       524
      59    6.50%, 1/15/24, Pool #376656 ........        59
     535    7.00%, 4/15/24, Pool #355120 ........       544
      77    8.00%, 4/15/24, Pool #376038 ........        80
     310    8.00%, 8/15/24, Pool #394024 ........       325
     578    7.50%, 6/15/25, Pool #401860 ........       596
     835    7.00%, 8/15/25, Pool #413007 ........       847
     977    8.50%, 9/20/25, Pool #412336 ........     1,030
     724    6.50%, 4/15/26, Pool #416192 ........       720
     631    6.50%, 4/15/26, Pool #424185 ........       628
     414    7.00%, 5/15/26, Pool #375344 ........       420
     329    7.50%, 5/15/26, Pool #408313 ........       339
     158    7.50%, 5/15/26, Pool #375345 ........       162
     197    8.00%, 5/15/26, Pool #426783 ........       205
     152    8.50%, 1/15/27, Pool #432266 ........       160
     423    8.00%, 9/15/27, Pool #451932 ........       439
     530    7.50%, 12/15/27, Pool #455358 .......       545
     757    6.50%, 3/15/28, Pool #430634 ........       750
     468    7.00%, 4/15/28, Pool #473915 ........       473
     726    7.50%, 5/15/28, Pool #465069 ........       747
     606    7.00%, 6/15/28, Pool #477123 ........       612
     577    8.00%, 7/20/28, Pool #2619 ..........       597
   1,694    6.00%, 10/20/28, Pool #2657 .........     1,633
                                                   --------
                                                     17,866
                                                   --------
  Total U.S. Government Agency Mortgages             85,533
                                                   --------
INVESTMENT COMPANIES (0.9%):
   4,203    One Group Prime Money Market Fund,
              Class I ...........................     4,203
                                                   --------
  Total Investment Companies                          4,203
                                                   --------
U.S. TREASURY OBLIGATIONS (5.3%):
U.S. Treasury Bonds (4.0%):
 $ 2,200    10.75%, 8/15/05 .....................     2,668
  12,000    10.38%, 11/15/12 ....................    15,198
   1,200    7.25%, 5/15/16 ......................     1,366
                                                   --------
                                                     19,232
                                                   --------
U.S. Treasury Notes (0.8%):
   4,000    5.88%, 11/30/01 .....................     4,036
                                                   --------
U.S. Treasury STRIPS (0.5%):
   6,000    2/15/15 .............................     2,675
                                                   --------
  Total U.S. Treasury Obligations                    25,943
                                                   --------
Total (Cost $440,276)(a)                           $490,292
                                                   ========

                                       67
Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

------------
Percentages indicated are based on net assets of $491,196.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,545. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 63,220
                   Unrealized depreciation......................   (16,749)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 46,471
                                                                  ========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Security exempt from registration under Rule 144A and/or Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 * The interest rate for this variable rate bond, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

See notes to financial statements.

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMERCIAL PAPER (0.3%):
Asset Backed Securities (0.1%):
 $5,000     Park Avenue Receivables Corp.,
              3.95%, 7/10/01 ..................  $    4,996
                                                 ----------
Raw Materials (0.2%):
  5,000     Akzo Nobel, Inc., 4.05%,
              7/10/01 .........................       4,964
                                                 ----------
  Total Commercial Paper                              9,960
                                                 ----------
COMMON STOCKS (99.5%):
Business Equipment & Services (2.0%):
     56     Allied Waste Industries, Inc.
              (b) .............................       1,051
    178     Automatic Data Processing, Inc. ...       8,838
     48     Cintas Corp. ......................       2,230
     48     Computer Sciences Corp. (b) .......       1,665
     62     Concord EFS, Inc. (b) .............       3,228
     49     Convergys Corp. (b) ...............       1,473
     20     Deluxe Corp. ......................         582
    133     Electronic Data Systems Corp. .....       8,333
     41     Equifax, Inc. .....................       1,486
    112     First Data Corp. ..................       7,170
     35     Fiserv, Inc. (b) ..................       2,269
     26     H & R Block, Inc. .................       1,685
     91     Novell, Inc. (b) ..................         516
     85     Office Depot, Inc. (b) ............         884
    107     Paychex, Inc. .....................       4,260
     70     Pitney Bowes, Inc. ................       2,960
     33     R.R. Donnelley & Sons Co. .........         994
     50     Robert Half International, Inc.
              (b) .............................       1,244
     17     Ryder Systems, Inc. ...............         335
     38     Sabre Group Holdings, Inc. (b) ....       1,892
     35     Sapient Corp. (b) .................         339
    178     Waste Management, Inc. ............       5,494
    161     Yahoo, Inc. (b) ...................       3,228
                                                 ----------
                                                     62,156
                                                 ----------
Capital Goods (7.3%):
     23     Black & Decker Corp. ..............         910
    249     Boeing Co. ........................      13,823
     98     Caterpillar, Inc. .................       4,896
     27     Cooper Industries, Inc. ...........       1,056
     17     Crane Co. .........................         536
     12     Cummins Engine, Inc. ..............         456
     67     Deere & Co. .......................       2,537
     58     Dover Corp. .......................       2,185
    122     Emerson Electric Co. ..............       7,387
  2,830     General Electric Co. ..............     137,980
     87     Illinois Tool Works, Inc. .........       5,484
     46     Ingersoll-Rand Co. ................       1,878
     25     Johnson Controls, Inc. ............       1,795
     56     Molex, Inc. .......................       2,038
     12     National Service Industries,
              Inc. ............................         266
     17     Navistar International Corp.
              (b) .............................         476
     22     Paccar, Inc. ......................       1,121
     33     Parker-Hannifin Corp. .............       1,415

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
     48     PPG Industries, Inc. ..............  $    2,527
     51     Thermo Electron Corp. (b) .........       1,131
     17     Timken Co. ........................         290
    552     Tyco International Ltd. ...........      30,076
    134     United Technologies Corp. .........       9,827
     27     W.W. Grainger, Inc. ...............       1,115
                                                 ----------
                                                    231,205
                                                 ----------
Consumer Durable (1.5%):
     32     AutoZone, Inc. (b) ................       1,195
     21     Cooper Tire & Rubber Co. ..........         294
     42     Dana Corp. ........................         985
     41     Danaher Corp. .....................       2,271
    160     Delphi Automotive Systems Corp. ...       2,547
     83     Eastman Kodak Co. .................       3,858
     20     Eaton Corp. .......................       1,369
    521     Ford Motor Co. ....................      12,796
    156     General Motors Corp. ..............      10,061
     49     Genuine Parts Co. .................       1,543
     45     Goodyear Tire & Rubber Co. ........       1,271
     86     Harley-Davidson, Inc. .............       4,057
     25     ITT Industries, Inc. ..............       1,112
     56     Leggett & Platt, Inc. .............       1,234
     22     Maytag Corp. ......................         642
     17     Snap-On, Inc. .....................         402
     25     Stanley Works .....................       1,029
     37     Visteon Corp. .....................         688
     19     Whirlpool Corp. ...................       1,191
                                                 ----------
                                                     48,545
                                                 ----------
Consumer Non-Durable (7.2%):
     11     Adolph Coors Co., Class B .........         527
     16     Alberto-Culver Co., Class B .......         673
     18     American Greetings Corp., Class
              A ...............................         199
    256     Anheuser-Busch Co., Inc. ..........      10,536
    180     Archer-Daniels-Midland Co. ........       2,341
     68     Avon Products, Inc. ...............       3,131
      8     Ball Corp. ........................         383
     15     Bemis Co., Inc. ...................         609
     20     Brown-Forman Corp., Class B .......       1,249
    116     Campbell Soup Co. .................       2,996
     67     Clorox Co. ........................       2,284
    709     Coca-Cola Co. .....................      31,896
    119     Coca-Cola Enterprises, Inc. .......       1,951
    160     Colgate Palmolive Co. .............       9,432
    153     ConAgra Foods, Inc. ...............       3,038
     44     Fortune Brands, Inc. ..............       1,670
     81     General Mills, Inc. ...............       3,553
    300     Gillette Co. ......................       8,711
     99     H.J. Heinz Co. ....................       4,060
     39     Hershey Foods Corp. ...............       2,397

                                       69
Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
     27     International Flavors & Fragrances,
              Inc. ............................  $      687
    138     International Paper Co. ...........       4,911
    116     Kellogg Co. .......................       3,361
    152     Kimberly-Clark Corp. ..............       8,476
    368     McDonald's Corp. ..................       9,971
     28     Mead Corp. ........................         770
     76     Newell Rubbermaid, Inc. ...........       1,911
     45     Pactiv Corp. (b) ..................         605
     41     Pepsi Bottling Group, Inc. ........       1,645
    417     PepsiCo, Inc. .....................      18,438
    627     Philip Morris Co. .................      31,809
    369     Proctor & Gamble Co. ..............      23,542
     38     Quaker Oats Co. ...................       3,439
     88     Ralston Purina Group ..............       2,653
     16     Reebok International Ltd. (b) .....         521
    224     Sara Lee Corp. ....................       4,249
     38     SuperValu, Inc. ...................         664
    192     Sysco Corp. .......................       5,203
     16     Tupperware Corp. ..................         386
    163     Unilever N V ......................       9,699
     47     UST, Inc. .........................       1,343
     65     Wm. Wrigley Junior Co. ............       3,023
                                                 ----------
                                                    228,942
                                                 ----------
Consumer Services (5.7%):
  1,262     AOL Time Warner, Inc. (b) .........      66,908
     25     Brunswick Corp. ...................         600
    167     Carnival Corp. ....................       5,116
    243     Cendant Corp. (b) .................       4,732
    167     Clear Channel Communications, Inc.
              (b) .............................      10,497
    269     Comcast Corp., Class A (b) ........      11,688
     25     Dow Jones & Co., Inc. .............       1,468
     75     Gannett Co., Inc. .................       4,967
     33     Harrah's Entertainment, Inc.
              (b) .............................       1,178
     49     Hasbro, Inc. ......................         711
    105     Hilton Hotels Corp. ...............       1,222
     90     Interpublic Group of Cos., Inc. ...       2,653
     21     Knight-Ridder, Inc. ...............       1,240
     69     Marriott International, Inc., Class
              A ...............................       3,289
    123     Mattel, Inc. ......................       2,324
     56     McGraw-Hill Co., Inc. .............       3,677
     14     Meredith Corp. ....................         512
     45     New York Times Co., Class A .......       1,905
     53     Omnicom Group, Inc. ...............       4,542
     57     Starwood Hotels & Resorts
              Worldwide, Inc. .................       2,110
     85     Tribune Co. .......................       3,404
     59     Univision Communications, Inc.
              (b) .............................       2,539
    507     Viacom, Inc., Class B (b) .........      26,249

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
    595     Walt Disney Co. ...................  $   17,203
                                                 ----------
                                                    180,734
                                                 ----------
Energy (6.9%):
     25     Amerada Hess Corp. ................       2,042
     71     Anadarko Petroleum Corp. ..........       3,856
     36     Apache Corp. ......................       1,811
     20     Ashland Co., Inc. .................         797
     96     Baker Hughes, Inc. ................       3,202
     60     Burlington Resources, Inc. ........       2,408
    183     Chevron Corp. .....................      16,539
    178     Conoco, Inc., Class B .............       5,144
     37     Devon Energy Corp. ................       1,935
    145     El Paso Corp. .....................       7,625
     33     EOG Resources, Inc. ...............       1,173
    983     Exxon Mobil Corp. .................      85,868
    122     Halliburton Co. ...................       4,351
     27     Kerr-McGee Corp. ..................       1,786
     17     McDermott International, Inc.
              (b) .............................         202
     97     Mirant Corp. (b) ..................       3,329
     42     Nabors Industries, Inc. (b) .......       1,562
     38     Noble Drilling Corp. (b) ..........       1,256
    106     Occidental Petroleum Corp. ........       2,806
     73     Phillips Petroleum Co. ............       4,158
     27     Rowan Cos., Inc. (b) ..............         596
    611     Royal Dutch Petroleum Co. .........      35,604
    163     Schlumberger Ltd. .................       8,602
     24     Sunoco, Inc. ......................         875
    157     Texaco, Inc. ......................      10,464
     44     Tosco Corp. .......................       1,937
     91     Transocean Sedco Forex, Inc. ......       3,733
     69     Unocal Corp. ......................       2,370
     88     USX-Marathon Group, Inc. ..........       2,596
                                                 ----------
                                                    218,627
                                                 ----------
Financial Services (18.0%):
    150     AFLAC, Inc. .......................       4,719
    206     Allstate Corp. ....................       9,079
     30     Ambac Financial Group, Inc. .......       1,753
    377     American Express Co. ..............      14,629
    142     American General Corp. ............       6,608
    664     American International Group,
              Inc. ............................      57,118
    105     AmSouth Bancorp ...................       1,951
     75     Aon Corp. .........................       2,613
    457     Bank of America Corp. .............      27,420
    210     Bank of New York Co., Inc. ........      10,060
    332     Bank One Corp. ....................      11,886
    116     BB&T Corp. ........................       4,259
     30     Bear Stearns Co., Inc. ............       1,764
     59     Capital One Financial Corp. .......       3,562
    395     Charles Schwab Corp. ..............       6,047
     59     Charter One Financial, Inc. .......       1,879

                                       70
Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     50     Chubb Corp. .......................  $    3,868
     46     Cincinnati Financial Corp. ........       1,817
  1,433     Citigroup, Inc. ...................      75,712
     51     Comerica, Inc. ....................       2,931
     96     Conseco, Inc. .....................       1,313
     34     Countrywide Credit Industries,
              Inc. ............................       1,546
    285     Fannie Mae ........................      24,267
    164     Fifth Third Bancorp ...............       9,849
    280     First Union Corp. .................       9,779
    309     FleetBoston Financial Corp. .......      12,174
     76     Franklin Resources, Inc. ..........       3,456
    197     Freddie Mac .......................      13,812
     45     Golden West Financial Corp. .......       2,904
     68     Hartford Financial Services Group,
              Inc. ............................       4,617
    132     Household International, Inc. .....       8,814
     72     Huntington Bancshares, Inc. .......       1,171
     43     Jefferson-Pilot Corp. .............       2,096
     88     John Hancock Financial Services,
              Inc. ............................       3,523
    566     JP Morgan Chase & Co. .............      25,228
    121     Key Corp. .........................       3,151
     70     Lehman Brothers Holding, Inc. .....       5,458
     54     Lincoln National Corp. ............       2,769
     56     Loews Corp. .......................       3,628
     79     Marsh & McLennan Co. ..............       7,930
     42     MBIA, Inc. ........................       2,342
    243     MBNA Corp. ........................       7,997
    136     Mellon Financial Corp. ............       6,255
    239     Merrill Lynch & Co., Inc. .........      14,170
    214     MetLife, Inc. .....................       6,617
     31     MGIC Investment Corp. .............       2,219
     45     Moody's Corp. .....................       1,504
    317     Morgan Stanley Dean Witter &
              Co. .............................      20,368
    171     National City Corp. ...............       5,270
     63     Northern Trust Corp. ..............       3,958
     82     PNC Financial Services Group ......       5,417
     21     Progressive Corp. .................       2,843
     81     Providian Financial Corp. .........       4,814
     65     Regions Financial Corp. ...........       2,074
     36     SAFECO Corp. ......................       1,075
     97     Southtrust Corp. ..................       2,514
     61     St. Paul Co., Inc. ................       3,097
     93     State Street Corp. ................       4,590
     62     Stilwell Financial, Inc. ..........       2,096
     83     SunTrust Banks, Inc. ..............       5,392
     83     Synovus Financial Corp. ...........       2,592
     35     T. Rowe Price Group, Inc. .........       1,312
     36     Torchmark Corp. ...................       1,436
    543     U.S. Bancorp ......................      12,375
     39     Union Planters Corp. ..............       1,701
     69     UnumProvident Corp. ...............       2,211

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     46     USA Education, Inc. ...............  $    3,388
     60     Wachovia Corp. ....................       4,261
    250     Washington Mutual, Inc. ...........       9,389
    489     Wells Fargo & Co. .................      22,707
     26     Zions Bancorp .....................       1,551
                                                 ----------
                                                    564,695
                                                 ----------
Health Care (12.8%):
    441     Abbott Laboratories ...............      21,186
     41     Aetna, Inc. (b) ...................       1,049
     38     Allergan, Inc. ....................       3,215
    374     American Home Products Corp. ......      21,878
    297     Amgen, Inc. (b) ...................      18,034
     15     Bausch & Lomb, Inc. ...............         551
    169     Baxter International, Inc. ........       8,271
     73     Becton, Dickinson & Co. ...........       2,624
     42     Biogen, Inc. (b) ..................       2,299
     51     Biomet, Inc. ......................       2,453
    114     Boston Scientific Corp. (b) .......       1,945
    554     Bristol-Myers Squibb Co. ..........      28,964
     14     C.R. Bard, Inc. ...................         825
    127     Cardinal Health, Inc. .............       8,767
     54     Chiron Corp. (b) ..................       2,759
     43     Cigna Corp. .......................       4,090
    320     Eli Lilly & Co. ...................      23,697
     50     Forest Laboratories, Inc. (b) .....       3,561
     87     Guidant Corp. (b) .................       3,148
    153     HCA-The Healthcare Corp. ..........       6,923
    110     HealthSouth Corp. (b) .............       1,762
     48     Humana, Inc. (b) ..................         475
     84     IMS Health, Inc. ..................       2,390
    863     Johnson & Johnson .................      43,140
     49     King Pharmaceuticals, Inc. (b) ....       2,625
     29     Manor Care, Inc. (b) ..............         931
     81     McKesson HBOC, Inc. ...............       3,021
     61     MedImmune, Inc. (b) ...............       2,859
    344     Medtronic, Inc. ...................      15,845
    653     Merck & Co., Inc. .................      41,758
     13     Millipore Corp. ...................         820
  1,799     Pfizer, Inc. ......................      72,040
    371     Pharmacia Corp. ...................      17,033
     33     Quintiles Transnational Corp.
              (b) .............................         832
    417     Schering-Plough Corp. .............      15,107
     24     St. Jude Medical, Inc. (b) ........       1,466
     56     Stryker Corp. .....................       3,063
     92     Tenet Healthcare Corp. (b) ........       4,768
     90     UnitedHealth Group, Inc. ..........       5,578
     30     Watson Pharmaceuticals, Inc.
              (b) .............................       1,861
     18     Wellpoint Health Networks, Inc.
              (b) .............................       1,702
                                                 ----------
                                                    405,315
                                                 ----------

                                       71
Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Multi-Industry (0.9%):
    265     Corning, Inc. .....................  $    4,429
      9     FMC Corp. (b) .....................         600
    231     Honeywell International, Inc. .....       8,069
    113     Minnesota Mining & Manufacturing
              Co. .............................      12,865
     40     Textron, Inc. .....................       2,213
                                                 ----------
                                                     28,176
                                                 ----------
Raw Materials (2.0%):
     65     Air Products and Chemicals,
              Inc. ............................       2,970
     91     Alcan Aluminum Ltd. ...............       3,815
    246     Alcoa, Inc. .......................       9,692
     23     Allegheny Technologies, Inc. ......         416
     31     Avery Dennison Corp. ..............       1,607
     29     B. F. Goodrich Co. ................       1,112
    113     Barrick Gold Corp. ................       1,714
    256     Dow Chemical Co. ..................       8,503
    297     Du Pont (EI) de Nemours & Co. .....      14,334
     22     Eastman Chemical Co. ..............       1,047
     36     Ecolab, Inc. ......................       1,485
     37     Engelhard Corp. ...................         962
     41     Freeport-McMoRan Copper & Gold,
              Inc., Class B (b) ...............         453
     14     Great Lakes Chemical Corp. ........         442
     31     Hercules, Inc. ....................         347
     75     Homestake Mining Co. ..............         583
     52     Inco Ltd. (b) .....................         896
     56     Newmont Mining Corp. ..............       1,037
     22     Nucor Corp. .......................       1,087
     35     Pall Corp. ........................         824
     23     Phelps Dodge Corp. ................         934
     94     Placer Dome, Inc. .................         917
     46     Praxair, Inc. .....................       2,150
     63     Rohm & Haas Co. ...................       2,066
     22     Sigma-Aldrich Corp. ...............         834
     25     USX-U.S. Steel Group, Inc. ........         512
     29     Vulcan Materials Co. ..............       1,548
     24     Worthington Industries, Inc. ......         331
                                                 ----------
                                                     62,618
                                                 ----------
Retail (6.5%):
    115     Albertson's, Inc. .................       3,460
     82     Bed Bath & Beyond, Inc. (b) .......       2,468
     60     Best Buy Co., Inc. (b) ............       3,787
     32     Big Lots, Inc. (b) ................         437
     59     Circuit City Stores, Inc. .........       1,058
    128     Costco Wholesale Corp. (b) ........       5,257
    112     CVS Corp. .........................       4,322
     34     Darden Restaurants, Inc. ..........         939
     24     Dillard's, Inc., Class A ..........         371
     94     Dollar General Corp. ..............       1,841

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
     56     Federated Department Stores, Inc.
              (b) .............................  $    2,394
    245     Gap, Inc. .........................       7,102
    665     Home Depot, Inc. ..................      30,955
     75     J.C. Penney, Inc. .................       1,976
    140     KMart, Inc. (b) ...................       1,601
     95     Kohl's Corp. (b) ..................       5,955
    231     Kroger Co. (b) ....................       5,776
    122     Limited, Inc. .....................       2,009
     15     Liz Claiborne, Inc. ...............         747
    110     Lowe's Cos., Inc. .................       7,953
     85     May Department Stores Co. .........       2,915
     77     Nike, Inc., Class B ...............       3,234
     38     Nordstrom, Inc. ...................         709
     53     RadioShack Corp. ..................       1,621
    144     Safeway, Inc. (b) .................       6,914
     94     Sears Roebuck & Co. ...............       3,959
     45     Sherwin-Williams Co. ..............         991
    129     Staples, Inc. (b) .................       2,068
    108     Starbucks Corp. (b) ...............       2,488
    256     Target Corp. ......................       8,865
     42     Tiffany & Co. .....................       1,510
     80     TJX Cos., Inc. ....................       2,546
     56     Toys "R" Us, Inc. (b) .............       1,395
     42     Tricon Global Restaurants, Inc.
              (b) .............................       1,833
     32     V.F. Corp. ........................       1,159
  1,274     Wal-Mart Stores, Inc. .............      62,169
    290     Walgreen Co. ......................       9,908
     33     Wendy's International, Inc. .......         831
     40     Winn-Dixie Stores, Inc. ...........       1,050
                                                 ----------
                                                    206,573
                                                 ----------
Shelter (0.5%):
     16     Boise Cascade Corp. ...............         576
     17     Centex Corp. ......................         692
     23     Fluor Corp. .......................       1,020
     64     Georgia-Pacific Corp. .............       2,183
     12     KB Home ...........................         373
     30     Louisiana-Pacific Corp. ...........         349
    131     Masco Corp. .......................       3,270
      8     Potlatch Corp. ....................         280
     12     Pulte Corp. .......................         514
     24     Sealed Air Corp. (b) ..............         891
     14     Temple-Inland, Inc. ...............         751
     29     Westvaco Corp. ....................         698
     61     Weyerhaeuser Co. ..................       3,371
     32     Williamette Industries, Inc. ......       1,565
                                                 ----------
                                                     16,533
                                                 ----------
Technology (18.6%):
    222     ADC Telecommunications, Inc.
              (b) .............................       1,466
     68     Adobe Systems, Inc. ...............       3,200

                                       72
Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     98     Advanced Micro Devices, Inc.
              (b) .............................  $    2,831
    130     Agilent Technologies, Inc. (b) ....       4,236
    110     Altera Corp. (b) ..................       3,196
     56     American Power Conversion Corp.
              (b) .............................         876
    102     Analog Devices, Inc. (b) ..........       4,433
     23     Andrew Corp. (b) ..................         430
     99     Apple Computer, Inc. (b) ..........       2,313
     60     Applera Corp.-Applied Biosystems
              Group ...........................       1,611
    232     Applied Materials, Inc. (b) .......      11,375
     85     Applied Micro Circuits Corp.
              (b) .............................       1,463
     15     Autodesk, Inc. ....................         573
     80     Avaya, Inc. (b) ...................       1,097
     70     BMC Software, Inc. (b) ............       1,569
     74     Broadcom Corp., Class A (b) .......       3,168
     77     BroadVision, Inc. (b) .............         385
     54     Cabletron Systems, Inc. (b) .......       1,229
  2,085     Cisco Systems, Inc. (b) ...........      37,955
     76     Citizens Communications Co. (b) ...         911
     53     Citrix System, Inc. (b) ...........       1,847
    481     Compaq Computer Corp. .............       7,454
    164     Computer Associates International,
              Inc. ............................       5,913
    105     Compuware Corp. (b) ...............       1,471
     49     Comverse Technology, Inc. (b) .....       2,784
     69     Conexant Systems, Inc. (b) ........         621
    741     Dell Computer Corp. (b) ...........      19,380
    629     EMC Corp. (b) .....................      18,267
     92     Gateway, Inc. (b) .................       1,517
     57     General Dynamics Corp. ............       4,455
    253     Global Crossing Ltd. (b) ..........       2,186
    554     Hewlett-Packard Co. ...............      15,834
    495     IBM Corp. .........................      55,945
  1,916     Intel Corp. .......................      56,050
     59     Intuit, Inc. (b) ..................       2,369
     54     Jabil Circuit, Inc. (b) ...........       1,682
    375     JDS Uniphase Corp. (b) ............       4,687
     53     KLA-Tencor Corp. (b) ..............       3,081
     37     Lexmark International, Inc. (b) ...       2,460
     90     Linear Technology Corp. ...........       3,999
    124     Lockheed Martin Corp. .............       4,584
    103     LSI Logic Corp. (b) ...............       1,936
    970     Lucent Technologies, Inc. .........       6,017
     94     Maxim Integrated Products, Inc.
              (b) .............................       4,134
     24     Mercury Interactive Corp. (b) .....       1,408
    170     Micron Technology, Inc. (b) .......       6,983
  1,534     Microsoft Corp. (b) ...............     111,950
    626     Motorola, Inc. ....................      10,362
     50     National Semiconductor Corp.
              (b) .............................       1,449
     27     NCR Corp. (b) .....................       1,287
     93     Network Appliance, Inc. (b) .......       1,271

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
    908     Nortel Networks Corp. .............  $    8,253
     24     Northrop Grumman Corp. ............       1,944
     41     Novellus Systems, Inc. (b) ........       2,304
  1,599     Oracle Corp. (b) ..................      30,390
    162     Palm, Inc. (b) ....................         982
     76     Parametric Technology Corp. (b) ...       1,062
     84     PeopleSoft, Inc. (b) ..............       4,121
     28     PerkinElmer, Inc. .................         784
     22     Power-One, Inc. (b) ...............         373
     26     Qlogic Corp. (b) ..................       1,695
    216     Qualcomm, Inc. (b) ................      12,616
    101     Raytheon Co. ......................       2,688
     52     Rockwell International Corp. ......       1,984
     91     Sanmina Corp. (b) .................       2,133
    129     Siebel Systems, Inc. (b) ..........       6,054
    186     Solectron Corp. (b) ...............       3,406
    928     Sun Microsystems, Inc. (b) ........      14,589
     65     Symbol Technologies, Inc. .........       1,434
     27     Tektronix, Inc. (b) ...............         733
    117     Tellabs, Inc. (b) .................       2,260
     50     Teradyne, Inc. (b) ................       1,649
    495     Texas Instruments, Inc. ...........      15,580
     17     Thomas & Betts Corp. ..............         365
     30     TMP Worldwide, Inc. (b) ...........       1,814
     35     TRW, Inc. .........................       1,455
     90     Unisys Corp. (b) ..................       1,326
    113     Veritas Software Corp. (b) ........       7,536
     52     Vitesse Semiconductor Corp. (b) ...       1,098
    198     Xerox Corp. .......................       1,893
     95     Xilinx, Inc. (b) ..................       3,909
                                                 ----------
                                                    584,130
                                                 ----------
Transportation (0.7%):
     44     AMR Corp. (b) .....................       1,583
    112     Burlington Northern Santa Fe
              Corp. ...........................       3,368
     61     CSX Corp. .........................       2,204
     35     Delta Airlines, Inc. ..............       1,546
     88     FedEx Corp. (b) ...................       3,518
    110     Norfolk Southern Corp. ............       2,272
    217     Southwest Airlines Co. ............       4,004
     71     Union Pacific Corp. ...............       3,879
     19     US Airways Group, Inc. (b) ........         465
                                                 ----------
                                                     22,839
                                                 ----------
Utilities (8.9%):
    152     AES Corp. (b) .....................       6,533
     36     Allegheny Energy, Inc. ............       1,714
     89     Alltel Corp. ......................       5,466
     39     Ameren Corp. ......................       1,675
     92     American Electric Power Co.,
              Inc. ............................       4,246
    983     AT&T Corp. ........................      21,629

                                       73
Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
    534     BellSouth Corp. ...................  $   21,503
     85     Calpine Corp. (b) .................       3,222
     40     CenturyTel, Inc. ..................       1,216
     45     Cinergy Corp. .....................       1,585
     37     CMS Energy Corp. ..................       1,040
     61     Consolidated Edison, Inc. .........       2,408
     47     Constellation Energy Group,
              Inc. ............................       1,985
     70     Dominion Resources, Inc. ..........       4,239
     47     DTE Energy Co. ....................       2,180
    220     Duke Energy Corp. .................       8,581
     93     Dynegy, Inc. ......................       4,317
     93     Edison International, Inc. ........       1,038
    213     Enron Corp. .......................      10,417
     63     Entergy Corp. .....................       2,413
     91     Exelon Corp. ......................       5,855
     64     First Energy Corp. ................       2,053
     50     FPL Group, Inc. ...................       3,014
     34     GPU, Inc. .........................       1,198
     39     Keyspan Corp. .....................       1,429
     33     Kinder Morgan, Inc. ...............       1,640
    218     Nextel Communications, Inc., Class
              A (b) ...........................       3,808
     46     Niagara Mohawk Holdings, Inc.
              (b) .............................         810
     13     NICOR, Inc. .......................         509
     59     NiSource, Inc. ....................       1,608
     17     Oneok, Inc. .......................         327
     10     Peoples Energy Corp. ..............         407
    111     PG&E Corp. ........................       1,239
     24     Pinnacle West Capital Corp. .......       1,147
     41     PPL Corp. .........................       2,280
     59     Progress Energy, Inc. .............       2,636

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     59     Public Service Enterprise Group,
              Inc. ............................  $    2,896
    473     Qwest Communications International,
              Inc. ............................      15,078
     85     Reliant Energy, Inc. ..............       2,729
    960     SBC Communications, Inc. ..........      38,443
     46     Scientific Atlanta, Inc. ..........       1,885
     58     Sempra Energy .....................       1,597
    195     Southern Co. ......................       4,537
    253     Sprint Corp. ......................       5,396
    267     Sprint Corp., PCS (b) .............       6,446
     73     TXU Corp. .........................       3,528
    771     Verizon Communications ............      41,228
    138     Williams Cos., Inc. ...............       4,549
    822     WorldCom, Inc. (b) ................      11,679
     98     XCEL Energy, Inc. .................       2,782
                                                 ----------
                                                    280,140
                                                 ----------
  Total Common Stocks                             3,141,228
                                                 ----------
INVESTMENT COMPANIES (0.3%):
  9,232     One Group Prime Money Market Fund,
              Class I .........................       9,232
                                                 ----------
  Total Investment Companies                          9,232
                                                 ----------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $1,485     7/19/01 (c) .......................       1,483
  1,665     8/16/01 (c) .......................       1,657
                                                 ----------
  Total U.S. Treasury Obligations                     3,140
                                                 ----------
Total (Cost $2,069,815)(a)                       $3,163,560
                                                 ==========

------------

Percentages indicated are based on net assets of $3,158,047.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $45,326. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $1,309,564
                   Unrealized depreciation......................    (261,145)
                                                                  ----------
                   Net unrealized appreciation (depreciation)...  $1,048,419
                                                                  ==========

(b) Non-income producing securities.

(c) Serves as collateral for Futures Contracts.

See notes to financial statements.

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS (101.9%):
Business Equipment & Services (7.9%):
      1     AAR Corp. ............................  $    13
      1     Aaron Rents, Inc. ....................       11
      1     ABM Industries, Inc. .................       28
      3     Acxiom Corp. (b) .....................       36
      1     Administaff, Inc. (b) ................       23
      1     Advo, Inc. (b) .......................       22
      3     Affiliated Computer Services, Inc.,
              Class A (b) ........................      196
      4     Apollo Group, Inc., Class A (b) ......      189
      1     Applied Industrial Technologies,
              Inc. ...............................       12
      1     Banta Corp. ..........................       23
      1     Bowne & Co., Inc. ....................       12
      2     Catalina Marketing Corp. (b) .........       52
      1     Central Parking Corp. ................       21
      0     Checkfree Corp. (b)(c) ...............        5
      1     Checkpoint Systems, Inc. (b) .........       17
      0     Chemed Corp. (c) .....................       11
      2     ChoicePoint, Inc. (b) ................       79
      2     Ciber, Inc. (b) ......................       17
      1     Computer Task Group, Inc. (b) ........        2
      1     Concord Communications, Inc. (b) .....        5
      0     Consolidated Graphics, Inc. (b)(c) ...        7
      2     Covanta Energy Corp. (b) .............       44
      2     CSG Systems International, Inc.
              (b) ................................       91
      1     Cuno, Inc. (b) .......................       16
      1     Dendrite International, Inc. (b) .....        9
      4     DST Systems, Inc. (b) ................      226
      1     eLoyalty Corp. (b) ...................        1
      1     F.Y.I., Inc. (b) .....................       21
      1     Factset Research Systems, Inc. .......       37
      1     Fair Issac & Co., Inc. ...............       42
      1     Franklin Covey Co. (b) ...............        3
      1     G & K Services, Inc., Class A ........       18
      3     Galileo International, Inc. ..........       88
      3     Gartner Group Inc., Class B (b) ......       24
      1     Global Payments, Inc. ................       34
      1     Heidrick & Struggles International,
              Inc. (b) ...........................       13
      2     Herman Miller, Inc. ..................       56
      1     HNC Software, Inc. ...................       19
      1     Information Resources, Inc. (b) ......       10
      1     Innovex, Inc. (b) ....................        2
      1     Insight Enterprises, Inc. (b) ........       31
      0     Insurance Auto Auctions, Inc.
              (b)(c) .............................        7
      3     Jack Henry & Assoc., Inc. ............       84
      2     Jacobs Engineering Group, Inc. (b) ...      112
      1     John H. Harland Co. ..................       21
      1     Kelly Services, Inc., Class A ........       27
      3     KEMET Corp. (b) ......................       53

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Business Equipment & Services, continued:
      1     Korn/Ferry International (b) .........  $    19
      1     Labor Ready, Inc. (b) ................        7
      2     Lennox International, Inc. ...........       19
      2     Manpower, Inc. .......................       69
      2     Massey Energy Co. ....................       47
      1     Maximus, Inc. (b) ....................       27
      0     Memberworks, Inc. (b)(c) .............       11
      3     Modis Professional Services, Inc.
              (b) ................................       20
      1     NCO Group, Inc. (b) ..................       25
      0     New England Business Services (c) ....        8
      2     NOVA Corp. (b) .......................       63
      2     NVIDIA Corp. (b) .....................      192
      1     Paxar Corp. (b) ......................       19
      1     Pegasus Solutions, Inc. (b) ..........        9
      0     Philadelphia Consolidated Holding
              Corp. (b)(c) .......................       13
      2     Pittston Brink's Group ...............       36
      1     Prepaid Legal Services, Inc. (b) .....       15
      1     Profit Recovery Group International,
              Inc. (b) ...........................       17
      0     QRS Corp. (b)(c) .....................        7
      1     Radisys Corp. (b) ....................       12
      4     Reynolds & Reynolds Co., Class A .....       96
      1     Rollins, Inc. ........................       19
      2     RSA Security, Inc. (b) ...............       56
      0     Sensormatic Electronics Corp.
              (b)(c) .............................        8
      2     Spherion Corp. (b) ...................       17
      1     Standard Register Co. ................       16
      0     Startek, Inc. (b)(c) .................       10
      9     SunGard Data Systems, Inc. (b) .......      271
      1     Sykes Enterprises, Inc. (b) ..........       13
      0     Tetra Technologies, Inc. (b)(c) ......       12
      1     URS Corp. (b) ........................       14
      1     Varian Semiconductor Equipment Assoc.,
              Inc. (b) ...........................       42
      3     Viad Corp. ...........................       75
      0     Volt Information Sciences, Inc.
              (b)(c) .............................        8
      1     Wallace Computer Services, Inc. ......       21
      1     Zebra Technologies Corp., Class A
              (b) ................................       47
                                                    -------
                                                      3,230
                                                    -------
Capital Goods (5.4%):
      1     Advanced Energy Industries, Inc.
              (b) ................................       40
      2     AGCO Corp. ...........................       17
      0     Amcast Industrial Corp. (c) ..........        2
      3     American Standard Cos., Inc. (b) .....      164
      1     Astec Industries, Inc. (b) ...........       11
      1     Baldor Electric Co. ..................       23
      1     Barnes Group, Inc. ...................       14

                                       75
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
      1     Belden, Inc. .........................  $    20
      1     Briggs & Stratton Corp. ..............       24
      1     Brooks Automation, Inc. (b) ..........       24
      0     Building Material Holding Co.
              (b)(c) .............................        5
      0     Butler Manufacturing Co. (c) .........        4
      1     C&D Technologies, Inc. ...............       26
      1     C-COR.net Corp. (b) ..................       12
      1     Castle (A. M.) & Co. .................        8
      1     Clarcor, Inc. ........................       21
      1     Cooper Cameron Cos., Inc. (b) ........       35
      1     Cymer, Inc. (b) ......................       24
      2     Diebold, Inc. ........................       70
      1     Donaldson Co., Inc. ..................       43
      1     Elcor Corp. ..........................       12
      1     Esterline Technologies Corp. (b) .....       14
      1     Federal Signal Corp. .................       33
      2     Flowserve Corp. (b) ..................       76
      1     Foster Wheeler Ltd. ..................       12
      0     Gardner Denver Machinery, Inc.
              (b)(c) .............................       10
      1     Graco, Inc. ..........................       32
      1     Granite Construction, Inc. ...........       33
      0     Hall, Kinion & Associates, Inc.
              (b)(c) .............................        4
      1     Harsco Corp. (b) .....................       34
      1     Helix Technology Corp. ...............       22
      2     Hubbell, Inc., Class B ...............       52
      1     Hughes Supply, Inc. ..................       17
      1     IDEX Corp. ...........................       32
      1     Imco Recycling, Inc. .................        4
      1     Insituform Technologies, Inc. (b) ....       31
      1     Intermagnetics General Corp. (b) .....       17
      1     Ionics, Inc. (b) .....................       16
      1     JLG Industries, Inc. .................       17
      1     Kaman Corp., Class A .................       13
      3     Kennametal, Inc. .....................      113
      0     Lawson Products, Inc. (c) ............        9
      0     Lindsay Manufacturing Co. (c) ........        7
      1     Magnetek, Inc. (b) ...................        9
      1     Manitowoc Co., Inc. ..................       23
      1     Mastec, Inc. (b) .....................       19
      0     Material Sciences Corp. (b)(c) .......        4
      1     Methode Electronics, Inc., Class A ...        9
      0     Metro One Telecommunications, Inc.
              (b)(c) .............................       25
      1     Milacron, Inc. .......................       17
      1     Nordson Corp. ........................       24
      1     Oshkosh Truck Corp. ..................       23
      4     Precision Castparts Corp. ............      143
      2     Quanta Services, Inc. (b) ............       39

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
      1     Regal Beloit Corp. ...................  $    13
      0     Robbins & Myers, Inc. (c) ............       10
      1     RTI International Metals, Inc. (b) ...       11
      0     Sequa Corp. (b)(c) ...................       14
      1     Shaw Group, Inc. (b) .................       51
      0     Simpson Manufacturing Co., Inc.
              (b)(c) .............................       23
      1     Speedfam-Ipec, Inc. (b) ..............        3
      0     SPS Technologies Inc. (b)(c) .........       19
      1     SPX Corp. (b) ........................       89
      0     Standex International Corp. (c) ......        9
      1     Stewart & Stevenson Services, Inc. ...       29
      1     Technitrol, Inc. .....................       27
      1     Tecumseh Products Co. ................       29
      3     Teleflex, Inc. .......................      131
      1     Trinity Industries, Inc. .............       23
      0     Tyco International Ltd. (c) ..........       12
      1     UCAR International, Inc. (b) .........       17
      1     USG Corp. ............................        6
      1     Valmont Industries, Inc. .............       14
      1     Vicor Corp. (b) ......................       21
      1     Wabash National Corp. ................        8
      1     Watts Industries, Inc., Class A ......       14
      3     York International Corp. .............      104
                                                    -------
                                                      2,209
                                                    -------
Consumer Durable (2.6%):
      1     Apogee Enterprises, Inc. .............       12
      1     Arbitron, Inc. (b) ...................       22
      1     Arctic Cat, Inc. .....................       10
      2     Arvinmeritor, Inc. ...................       32
      0     Astropower, Inc. (b)(c) ..............       24
      3     Axcelis Technologies, Inc. (b) .......       44
      1     Bandag, Inc. .........................       17
      0     Bassett Furniture Industries, Inc.
              (c) ................................        4
      1     Borg Warner, Inc. ....................       39
      1     Carlisle Cos., Inc ...................       32
      1     Carreker Corp. (b) ...................       15
      0     Coachmen Industries, Inc. (c) ........        6
      1     Concord Camera Corp. (b) .............        5
      2     Copart, Inc. (b) .....................       50
      1     Corinthian Colleges, Inc. (b) ........       27
      1     Fedders Corp. ........................        5
      1     Harman International Industries,
              Inc. ...............................       37
      2     Interface, Inc. ......................       12
      1     Intermet Corp. .......................        4
      1     Kaydon Corp. .........................       24
      4     Lear Corp. (b) .......................      154
      1     Modine Manufacturing Co. .............       24

                                       76
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Durable, continued:
      4     Mohawk Industries, Inc. (b) ..........  $   143
      1     Monaco Coach Corp. (b) ...............       20
      1     Myers Industries, Inc. ...............       10
      1     Polaris Industries, Inc. .............       34
      0     Royal Appliance Manufacturing Co.
              (b)(c) .............................        3
      1     Smith (A.O.) Corp. ...................       13
      3     Sonoco Products Co. ..................       76
      0     Standard Motor Products, Inc. (c) ....        4
      2     Stratos Lightwave, Inc. (b) ..........       22
      1     Superior Industries International,
              Inc. ...............................       30
      1     TBC Corp. (b) ........................        6
      1     Tenneco Automotive, Inc. .............        4
      0     Titan International, Inc. (c) ........        2
      0     Toro Co. (c) .........................       18
      1     Tower Automotive, Inc. (b) ...........       14
      1     Watsco, Inc. .........................       12
      1     Winnebago Industries, Inc. ...........       20
      1     WMS Industries, Inc. (b) .............       34
                                                    -------
                                                      1,064
                                                    -------
Consumer Non-Durable (5.9%):
      1     Albany International Corp. (b) .......       18
      1     American Italian Pasta Co., Class A
              (b) ................................       25
      1     Applica, Inc. ........................        5
      1     AptarGroup, Inc. .....................       36
      1     Ashworth, Inc. (b) ...................        3
      1     Blyth Industries, Inc. ...............       36
      1     BMC Industries, Inc. .................        5
      1     Brown Shoe Co., Inc. .................       10
      1     Church & Dwight, Inc. ................       31
      0     Coca-Cola Bottling Co. (c) ...........        9
      1     Cone Mills Corp. (b) .................        1
      1     Constellation Brands, Inc. (b) .......       52
      1     Corn Products International, Inc. ....       34
      0     CPI Corp. (c) ........................        5
      1     Cross (A.T.) Co. (b) .................        4
      1     Dean Foods Co. .......................       44
      0     Department 56, Inc. (b)(c) ...........        3
      1     Dimon, Inc. ..........................       14
      2     Dole Food Co., Inc. ..................       31
      1     Dreyer's Grand Ice Cream, Inc. .......       24
      1     Earthgrains Co. ......................       34
      3     Energizer Holdings, Inc. (b) .........       64
      0     Enesco Group, Inc. (b)(c) ............        2
      1     Fleming Co., Inc. ....................       44
      0     Flow International Corp. (b)(c) ......        5
      0     Flowers Foods Inc. (b)(c) ............        2
      1     Fossil, Inc. (b) .....................       19

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      0     Haggar Corp. (c) .....................  $     2
      1     Hain Celestial Group, Inc. (b) .......       23
      1     Hartmarx Corp. (b) ...................        3
      3     IBP, Inc. ............................       81
      1     Imation Corp. (b) ....................       27
      1     International Multifoods Corp. .......       12
      2     Interstate Bakeries Corp. ............       25
      1     ITT Educational Services, Inc. (b) ...       27
      0     J & J Snack Foods Corp. (b)(c) .......        5
      5     Jones Apparel Group, Inc. (b) ........      198
      0     K Swiss, Inc. (c) ....................        9
      4     Lancaster Colony Corp. ...............      126
      1     Lance, Inc. ..........................       11
      2     Lennar Corp. .........................       82
      0     Libbey, Inc. (c) .....................       18
      1     Luby's Cafeteria, Inc. ...............        6
      2     McCormick & Co., Inc. ................       88
      0     Nash Finch Co. (c) ...................        9
      0     National Presto Industries, Inc.
              (c) ................................        5
      0     Natures Sunshine Products, Inc.
              (c) ................................        5
      2     NBTY, Inc. (b) .......................       25
      0     Oshkosh 'B' Gosh, Inc. (c) ...........       14
      0     Oxford Industries, Inc. (c) ..........        5
      1     Pacific Sunwear of California, Inc.
              (b) ................................       22
      4     Packaging Corporation of America
              (b) ................................       60
      2     Payless Shoesource, Inc. (b) .........      116
      0     Penford Corp. (c) ....................        3
      1     Performance Food Group Co. (b) .......       33
      1     Polaroid Corp. .......................        3
      1     Quiksilver, Inc. (b) .................       19
      1     Ralcorp Holdings, Inc. (b) ...........       16
      5     RJ Reynolds Tobacco Holdings, Inc. ...      265
      1     Russ Berrie & Co., Inc. ..............       18
      1     Russell Corp. ........................       17
      0     Salton, Inc. (b)(c) ..................        6
      0     Schweitzer-Mauduit International, Inc.
              (c) ................................       12
      1     Sensient Technologies Corp ...........       30
      1     SLI, Inc. ............................        9
      2     Smithfield Foods, Inc. (b) ...........       68
      1     Smucker (J.M.) Co. ...................       19
      1     Springs Industries, Inc., Class A ....       25
      1     Stride Rite Corp. ....................       12
      1     Suiza Foods Corp. (b) ................       45
      0     Thomas Industries, Inc. (c) ..........       14
      1     Timberland Co., Class A (b) ..........       49
      1     Triarc Cos., Inc. (b) ................       17
      7     Tyson Foods, Inc., Class A ...........       62
      1     United Natural Foods, Inc. (b) .......       12

                                       77
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      1     United Stationers, Inc. (b) ..........  $    33
      1     Universal Corp. ......................       33
      2     Westpoint Stevens, Inc. ..............        2
      0     Wet Seal, Inc., Class A (b)(c) .......       15
      1     Wolverine World Wide, Inc. ...........       24
                                                    -------
                                                      2,425
                                                    -------
Consumer Services (5.3%):
      0     4Kids Entertainment, Inc. (b)(c) .....        8
      1     Action Performance Cos., Inc. (b) ....       13
      0     Anchor Gaming (b)(c) .................       31
      0     Angelica Corp. (c) ...................        3
      1     Aztar Corp. (b) ......................       14
      3     Belo Corp., Class A ..................       65
      8     Callaway Golf Co. ....................      121
      1     Chris-Craft Industries, Inc. (b) .....       76
      0     Cox Radio, Inc. (b)(c) ...............        8
      0     Edgewater Technology, Inc. (b)(c) ....        2
      4     Emmis Communications Corp. (b) .......      129
      1     Entercom Communications Corp. (b) ....       75
      1     Gtech Holdings Corp. (b) .............       49
      3     Harte-Hanks, Inc. ....................       63
      1     Hispanic Broadcasting Corp. (b) ......       18
      1     Houghton Mifflin Co. .................       54
      0     Huffy Corp. (b)(c) ...................        4
      1     Information Holdings, Inc. (b) .......       23
      2     International Game Technologies
              (b) ................................      141
      2     International Speedway Corp., Class
              A ..................................       68
      2     Interpublic Group of Cos., Inc. ......       52
      1     Jakks Pacific, Inc. (b) ..............       11
      0     K2, Inc. (b)(c) ......................        5
      2     Lee Enterprises, Inc. ................       57
      5     Mandalay Resort Group (b) ............      150
      1     Marcus Corp. .........................       12
      1     Meade Instruments Corp. (b) ..........        3
      1     Media General, Inc. ..................       32
      1     Midway Games, Inc. (b) ...............       21
      1     On Assignment, Inc. (b) ..............       14
      9     Park Place Entertainment Corp. (b) ...      109
      1     Penton Media, Inc. ...................       17
      1     Pinnacle Entertainment, Inc. (b) .....        6
      1     Prime Hospitality Corp. (b) ..........       16
      1     Rare Hospitality International (b) ...       14
      3     Reader's Digest Assoc., Inc. Class
              A ..................................       90
      3     Scholastic Corp. (b) .................      140
      1     SCP Pool Corp. (b) ...................       19
      1     Sturm Ruger & Co., Inc. ..............        8
      1     Sylvan Learning Systems, Inc. (b) ....       29
      0     Thomas Nelson, Inc. (c) ..............        3

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
      1     THQ, Inc. (b) ........................  $    39
      4     Valassis Communications, Inc. (b) ....      145
      0     Washington Post Co. (c) ..............      105
      3     Westwood One, Inc. (b) ...............      123
                                                    -------
                                                      2,185
                                                    -------
Energy (5.6%):
      0     Atwood Oceanics, Inc. (b)(c) .........       14
      0     Barrett Resources Corp. (b)(c) .......       27
      5     BJ Services Co. (b) ..................      142
      3     Brown (Tom), Inc. (b) ................       84
      1     Cabot Oil & Gas Corp., Class A .......       24
      1     Cal Dive International, Inc. (b) .....       25
      0     Devon Energy Corp. (c) ...............        4
      1     Dril-Quip, Inc. (b) ..................       11
      4     ENSCO International, Inc. ............       99
      5     Global Marine, Inc. (b) ..............      100
      2     Hanover Compressor Co. (b) ...........       61
      3     Helmerich & Payne, Inc. ..............       87
      1     HS Resources, Inc. (b) ...............       40
      2     Input/Output, Inc. (b) ...............       21
      0     Louis Dreyfus Natural Gas Corp.
              (b)(c) .............................        2
      2     Marine Drilling Co., Inc. (b) ........       34
      2     MDU Resources Group, Inc. (b) ........       57
      1     Murphy Oil Corp. .....................      105
      2     National-Oil Well, Inc. (b) ..........       67
      1     Newfield Exploration Co. (b) .........       43
      2     Noble Affiliates, Inc. ...............       63
      1     Nuevo Energy Co. (b) .................       10
      5     Ocean Energy, Inc. ...................       91
      1     Oceaneering International, Inc.
              (b) ................................       15
      1     Offshore Logistics, Inc. (b) .........       13
      1     Patina Oil & Gas Corp. (b) ...........       19
      3     Pennzoil-Quaker State Co. ............       29
      3     Pioneer Natural Resources Co. (b) ....       52
      1     Plains Resources, Inc. (b) ...........       14
      2     Pogo Producing Co. ...................       40
      2     Pride International, Inc. (b) ........       39
      1     Remington Oil & Gas Corp. (b) ........       16
      1     Saint Mary Land & Exploration
              Corp. ..............................       18
      1     Seacor Smit, Inc. (b) ................       24
      1     Seitel, Inc. (b) .....................       11
      2     Smith International, Inc. (b) ........       92
      1     Stone Energy Corp. (b) ...............       37
      1     Swift Energy Co. (b) .................       25
      2     Tidewater, Inc. ......................       65
      3     Ultramar Diamond Shamrock Corp. ......      130
      2     Valero Energy Corp. ..................       71

                                       78
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Energy, continued:
      0     Varco International, Inc. (b)(c) .....  $     8
      3     Veritas DGC, Inc. (b) ................       77
      2     Vintage Petroleum, Inc. ..............       38
      3     Weatherford International, Inc.
              (b) ................................      161
      1     WGL Holdings, Inc. ...................       40
      4     XTO Energy, Inc. .....................       52
                                                    -------
                                                      2,297
                                                    -------
Financial Services (14.8%):
      3     A.G. Edwards, Inc. ...................      129
      2     Allmerica Financial Corp. ............       93
      2     American Financial Group, Inc. .......       61
      3     AmeriCredit Corp. (b) ................      147
      1     Anchor Bancorp Wisconsin, Inc. .......        9
      4     Arthur J. Gallagher & Co. ............      101
      5     Associated Banc-Corp. ................      165
      3     Astoria Financial Corp. ..............      170
      1     Banknorth Group, Inc. ................       32
      1     Barra, Inc. (b) ......................       26
      2     BISYS Group, Inc. (b) ................      116
      1     Chittenden Corp. .....................       27
      3     Colonial BancGroup, Inc. .............       47
      1     Commerce Bancorp, Inc. ...............       69
      2     Commercial Federal Corp. .............       37
      1     Community First Bankshares, Inc. .....       30
      6     Compass Bancshares, Inc. .............      170
      2     Cullen/Frost Bankers, Inc. ...........       54
      1     Delphi Financial Group, Class A
              (b) ................................       23
      3     Dime Bancorp, Inc. ...................      124
      1     Downey Financial Corp. ...............       41
      1     East-West Bancorp, Inc. ..............       20
      2     Eaton Vance Corp. ....................       75
      1     Everest Re Group Ltd. ................      107
      2     Fidelity National Financial, Inc. ....       59
      2     First American Financial Corp. .......       38
      1     First Bancorp/Puerto Rico ............       22
      1     First Midwest Bancorp, Inc. ..........       37
      6     First Tennessee National Corp. .......      193
      1     First Virginia Banks, Inc. ...........       65
      1     Firstfed Financial Corp. (b) .........       16
      3     FirstMerit Corp. .....................       70
      2     Fremont General Corp. ................       14
      1     GATX Corp. ...........................       59
      0     GBC Bancorp California (c) ...........       10
      5     Golden State Bancorp .................      141
      1     Greater Bay Bancorp (b) ..............       33
      6     GreenPoint Financial Corp. ...........      213
      0     Harbor Global Limited (b)(c) .........        0
      2     HCC Insurance Holding, Inc. ..........       48

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      5     Hibernia Corp., Class A ..............  $    86
      0     Hilb, Rogal & Hamilton Co. (c) .......       19
      1     Horace Mann Educators Corp. ..........       28
      2     Hudson United Bancorp ................       42
      2     Indymac Bancorp, Inc. (b) ............       52
      1     Investors Financial Services Corp. ...       63
      1     Jefferies Group, Inc. ................       25
      4     LaBranche & Co., Inc. (b) ............      107
      0     LandAmerica Financial Group, Inc.
              (c) ................................       15
      1     Legg Mason, Inc. .....................       27
      2     M & T Bank Corp. (b) .................      130
      1     MAF Bancorp, Inc. ....................       21
      4     Marshall & Ilsley Corp. ..............      202
      2     Mercantile Bankshares Corp. ..........       83
      1     Mutual Risk Management Ltd. ..........       11
      4     National Commerce Financial Co. ......       99
      2     Neuberger Berman, Inc. ...............      113
      1     New York Community Bancorp ...........       54
      5     North Fork Bancorp, Inc. .............      155
      2     Ohio Casualty Corp. ..................       23
      6     Old Republic International Corp. .....      161
      2     Pacific Century Financial Corp. ......       62
      1     PMI Group, Inc. ......................       45
      3     Protective Life Corp. ................      118
      1     Provident Bankshares Corp. ...........       21
      1     Provident Financial Group, Inc. ......       46
      4     Radian Group, Inc. ...................      155
      3     Raymond James Financial, Inc. ........      100
      1     Riggs National Corp. Washington
              D.C ................................       14
      0     RLI Corp. (c) ........................       14
      3     Roslyn Bancorp, Inc. (b) .............       67
      1     Royal Bank of Canada Trust Co.,
              Ltd. ...............................       26
      0     Scpie Holdings, Inc. (c) .............        6
      4     SEI Investments Co. ..................      174
      1     Selective Insurance Group, Inc. ......       21
      2     Silicon Valley Bankshares (b) ........       33
      1     South Financial Group, Inc. ..........       24
      1     Southwest Bancorp of Texas (b) .......       28
      0     Southwest Securities Group, Inc.
              (c) ................................       10
      7     Sovereign Bancorp, Inc. ..............       95
      1     Staten Island Bancorp, Inc. ..........       29
      1     Sterling Bancshares, Inc. ............       16
      1     Susquehanna Bancshares, Inc. .........       24
      1     TCF Financial Corp. ..................       47
      1     Trenwick Group Ltd. ..................       27
      2     TrustCo Bank Corp. ...................       26
      1     Tucker Anthony Sutro Corp. ...........       16
      1     UCBH Holdings, Inc. ..................       19
      1     United Bankshares, Inc. ..............       33

                                       79
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      2     Unitrin, Inc. ........................  $    79
      3     Waddell & Reed Financial, Inc., Class
              A ..................................       81
      2     Washington Federal, Inc. .............       42
      4     Webster Financial Corp. ..............      133
      1     Whitney Holding Corp. ................       31
      1     Zenith National Insurance Corp. ......       14
                                                    -------
                                                      6,083
                                                    -------
Health Care (13.9%):
      1     Accredo Health, Inc. (b) .............       30
      2     Advanced Tissue Sciences, Inc. (b) ...       10
      1     AdvancePCS (b) .......................       59
      2     Alliance Pharmaceutical Corp. (b) ....        4
      1     Alpharma, Inc. .......................       33
      2     AmeriSource Health Corp., Class A
              (b) ................................       90
      0     Analogic Corp. (c) ...................       18
      3     Apogent Technologies, Inc. (b) .......       79
      5     Apria Healthcare Group, Inc. (b) .....      134
      1     Arthrocare Corp. (b) .................       18
      1     Bally Total Fitness Holding Corp.
              (b) ................................       24
      1     Barr Laboratories, Inc. (b) ..........       77
      2     Beckman Coulter, Inc. ................       74
      4     Bergen Brunswig Corp., Class A .......       80
      2     Bio-Technology General Corp. (b) .....       22
      1     Carter-Wallace, Inc. .................       27
      1     Cephalon, Inc. (b) ...................       90
      0     Conmed Corp. (b)(c) ..................       12
      0     Cooper Cos., Inc. (c) ................       24
      2     COR Therapeutics, Inc. (b) ...........       51
      2     Covance, Inc. (b) ....................       40
      2     Coventry Health Care, Inc. (b) .......       37
      1     Cryolife, Inc. (b) ...................       24
      0     Curative Health Services, Inc.
              (b)(c) .............................        1
      1     Cygnus, Inc. (b) .....................        9
      0     Datascope Corp. (c) ..................       21
      2     Dentsply International, Inc. .........       70
      1     Diagnostic Products Corp. ............       29
      2     Edwards Lifesciences Corp. (b) .......       49
      1     Enzo Biochem, Inc. (b) ...............       28
      2     Express Scripts, Inc., Class A (b) ...      131
      3     First Health Group Corp. (b) .........       69
      7     Genzyme Corp. (b) ....................      398
      3     Gilead Sciences, Inc. (b) ............      187
      0     Haemonetics Corp. (b)(c) .............       12
      7     Health Management Associates, Inc.,
              Class A (b) ........................      155
      9     Health Net, Inc. (b) .................      150
      2     Hillenbrand Industries, Inc. .........      107
      1     Hologic, Inc. (b) ....................        3

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Health Care, continued:
      2     Hooper Holmes, Inc. ..................  $    21
      2     ICN Pharmaceuticals, Inc. ............       77
      5     IDEC Pharmaceuticals Corp. (b) .......      333
      1     IDEXX Laboratories, Inc. (b) .........       31
      1     Impath, Inc. (b) .....................       22
      0     Inamed Corp. (b)(c) ..................       13
      4     Incyte Genomics, Inc. (b) ............      100
      3     Invacare Corp. .......................      110
      6     IVAX Corp. (b) .......................      236
      3     Lincare Holdings, Inc. (b) ...........       95
      1     Medicis Pharmaceuticals, Inc. (b) ....       49
      1     Mentor Corp. .........................       21
      1     MGI Pharma, Inc. (b) .................        6
      2     Mid Atlantic Medical Services, Inc.
              (b) ................................       27
      7     Millennium Pharmaceuticals, Inc.
              (b) ................................      260
      2     Minimed, Inc. (b) ....................       95
      7     Mylan Laboratories, Inc. .............      201
      1     Noven Pharmaceuticals, Inc. (b) ......       28
      3     Omnicare, Inc. .......................       57
      1     Organogenesis, Inc. (b) ..............        8
      1     Orthodontic Centers of America, Inc.
              (b) ................................       45
      0     Osteotech, Inc. (b)(c) ...............        2
      1     Owens & Minor, Inc. ..................       20
      3     Oxford Health Plans, Inc. (b) ........       86
      1     Pacificare Health Systems, Inc.
              (b) ................................       17
      1     Parexel International Corp. (b) ......       15
      2     Patterson Dental Co. (b) .............       62
      1     Pediatrix Medical Group, Inc. (b) ....       17
      2     Perrigo Co. (b) ......................       37
      2     Pharmaceutical Product Development,
              Inc. (b) ...........................       48
      0     PolyMedica, Corp. (b)(c) .............       17
      1     Protein Design Labs, Inc. (b) ........       85
      1     Province Healthcare Co. (b) ..........       34
      3     Quest Diagnostics, Inc. (b) ..........      212
      1     Regeneron Pharmaceuticals, Inc.
              (b) ................................       39
      0     Rehabcare Group, Inc. (b)(c) .........       12
      1     Renal Care Group, Inc. (b) ...........       46
      3     Respironics, Inc. (b) ................       86
      1     Sepracor, Inc. (b) ...................       20
      1     Sierra Health Services, Inc. (b) .....        6
      1     Sola International, Inc. (b) .........       11
      0     Spacelabs Medical, Inc. (b)(c) .......        3
      2     Steris Corp. (b) .....................       43
      1     Sybron Dental Specialties, Inc.
              (b) ................................       22
      1     Syncor International Corp. (b) .......       23
      1     Theragenics Corp. (b) ................       11

                                       80
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Health Care, continued:
      3     Universal Health Services, Inc., Class
              B (b) ..............................  $   154
      3     US Oncology, Inc. (b) ................       25
      1     Vertex Pharmaceuticals, Inc. (b) .....       54
      2     VISX, Inc. (b) .......................       36
      0     Vital Signs, Inc. (c) ................       13
      6     Waters Corp. (b) .....................      163
                                                    -------
                                                      5,730
                                                    -------
Multi-Industry (5.1%):
      1     Griffon Corp. (b) ....................       10
     20     S&P Mid-Cap 400 Depository Receipt ...    1,936
      5     United Rentals, Inc. (b) .............      133
                                                    -------
                                                      2,079
                                                    -------
Raw Materials (4.0%):
      1     A. Schulman, Inc. ....................       12
      2     Airgas, Inc. (b) .....................       25
      3     AK Steel Holding Corp. ...............       43
      1     Albemarle Corp. ......................       33
      1     Arch Chemicals, Inc. .................       16
      2     Bowater, Inc. ........................       69
      1     Brady Corp., Class A .................       26
      1     Brush Engineered Materials, Inc. .....        9
      1     Buckeye Technologies, Inc. (b) .......       15
      4     Cabot Corp. ..........................      141
      1     Cabot Microelectronics Corp. (b) .....       46
      1     Caraustar Industries, Inc. ...........        7
      1     Carpenter Technology Corp. ...........       23
      0     Chemfirst, Inc. (c) ..................       13
      0     Cleveland Cliffs, Inc. (c) ...........        7
      0     Commercial Metals Co. (c) ............       14
      1     Commonwealth Industries, Inc. ........        2
      3     Crompton Corp. .......................       38
      1     Cytec Industries, Inc. (b) ...........       48
      1     Ferro Corp. ..........................       24
      1     Florida Rock Industries, Inc. ........       28
      1     Georgia Gulf Corp. ...................       15
      2     Georgia-Pacific Corp. (Timber
              Group) .............................       88
      0     H.B. Fuller Co. (c) ..................       23
      2     Harmonic Lightwaves, Inc. (b) ........       18
      3     IMC Global, Inc. .....................       36
      2     Lubrizol Corp. .......................       50
      1     Macdermid, Inc. ......................       17
      1     Minerals Technologies, Inc. ..........       27
      1     Mississippi Chemical Corp. ...........        2
      1     Mueller Industries, Inc. (b) .........       36
      1     Newport News Shipbuilding, Inc. ......       66
      0     Nui Corp. (c) ........................       10

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
      1     Olin Corp. ...........................  $    24
      1     OM Group, Inc. .......................       42
      1     Omnova Solutions, Inc. ...............        9
      3     Polyone Corp. ........................       30
      0     Quaker Chemical Corp. (c) ............        6
      0     Quanex Corp. (c) .....................       13
      1     Rayonier, Inc. .......................       39
      1     Reliance Steel & Aluminum Co. ........       21
      3     RPM, Inc. ............................       29
      1     Ryerson Tull, Inc. ...................       11
      1     Scotts Co., Class A (b) ..............       36
      6     Solutia, Inc. ........................       82
      1     Steel Dynamics, Inc. (b) .............       18
      0     Steel Technologies, Inc. (c) .........        3
      3     Stillwater Mining Co. (b) ............       89
      1     Techne Corp. (b) .....................       41
      1     Texas Industries, Inc. ...............       23
      1     Tredegar Industries Corp. ............       23
      2     Unifi, Inc. (b) ......................       14
      1     Universal Forest Products, Inc. ......       15
      1     Valence Technology, Inc. (b) .........        8
      0     WD-40 Co. (c) ........................       12
      1     Wellman, Inc. ........................       18
      0     Wolverine Tube, Inc. (b)(c) ..........        7
                                                    -------
                                                      1,640
                                                    -------
Retail (6.1%):
      3     Abercrombie & Fitch Co., Class A
              (b) ................................      150
      2     American Eagle Outfitters, Inc.
              (b) ................................       75
      1     Ann Taylor Stores Corp. (b) ..........       32
      1     Applebee's International, Inc. .......       23
      2     Barnes & Noble, Inc. (b) .............       77
      1     Bell Microproducts, Inc. (b) .........        7
      2     BJ's Wholesale Club, Inc. (b) ........      118
      1     Bob Evans Farms, Inc. ................       19
      4     Borders Group, Inc. (b) ..............       93
      3     Brinker International, Inc. (b) ......       79
      1     Burlington Coat Factory Warehouse
              Corp. ..............................       27
      1     Casey's General Stores, Inc. .........       19
      1     Cash America International, Inc. .....        6
      1     Cato Corp., Class A ..................       15
      2     CBRL Group, Inc. .....................       29
      1     CDW Computer Centers, Inc. (b) .......       37
      2     CEC Entertainment, Inc. (b) ..........      119
      1     Chico's FAS, Inc. (b) ................       25
      0     Christopher & Banks Corp. (b)(c) .....       15
      1     Claire's Stores, Inc. ................       29
      1     Cost Plus, Inc. (b) ..................       19

                                       81
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Retail, continued:
      1     Delta & Pine Land Co. ................  $    23
      0     Discount Auto Parts, Inc. (b)(c) .....        4
      3     Dollar Tree Stores, Inc. (b) .........       91
      1     Dress Barn, Inc. (b) .................       12
      1     Ethan Allen Interiors, Inc. ..........       40
      0     Factory 2-U Stores, Inc. (b)(c) ......       12
      6     Family Dollar Stores, Inc. ...........      149
      1     Footstar, Inc. (b) ...................       21
      2     Furniture Brands International, Inc.
              (b) ................................       43
      1     Genesco, Inc. (b) ....................       23
      1     Goody's Family Clothing, Inc. (b) ....        4
      0     Gottschalks, Inc. (b)(c) .............        1
      1     Great Atlantic & Pacific Tea, Inc. ...       14
      1     Group 1 Automotive, Inc. (b) .........       17
      1     Gymboree Corp. (b) ...................        7
      1     Hancock Fabrics, Inc. ................        5
      1     Hot Topic, Inc. (b) ..................       17
      1     IHOP Corp. (b) .......................       16
      1     Jack in the Box, Inc. (b) ............       32
      0     Jo-Ann Stores, Inc. (b)(c) ...........        2
      1     Kellwood Co. .........................       17
      1     Landry's Seafood Restaurants, Inc. ...       12
      0     Lillian Vernon Corp. (c) .............        1
      1     Linens 'N Things, Inc. (b) ...........       34
      1     Lone Star Steakhouse & Saloon,
              Inc. ...............................        8
      1     Longs Drug Stores, Inc. ..............       28
      1     Mayors Jewelers, Inc. (b) ............        3
      1     Men's Wearhouse, Inc. (b) ............       35
      1     Michael's Stores, Inc. (b) ...........       40
      0     Midas, Inc. (c) ......................        6
      1     Nautica Enterprises, Inc. (b) ........       22
      1     Neiman-Marcus Group, Inc., Class A
              (b) ................................       44
      2     O'Reilly Automotive, Inc. (b) ........       45
      2     Outback Steakhouse, Inc. (b) .........       67
      0     P.F. Chang's China Bistro, Inc.
              (b)(c) .............................       13
      0     Panera Bread Co. (b)(c) ..............       14
      1     Papa John's International, Inc.
              (b) ................................       17
      2     Pep Boys-Manny, Moe & Jack ...........       18
      1     Phillips-Van Heusen Corp. ............       13
     10     Pier 1 Imports, Inc. .................      111
      1     Regis Corp. ..........................       27
      2     Ross Stores, Inc. ....................       59
      2     Ruby Tuesday, Inc. ...................       34
      1     Ruddick Corp. ........................       24
      1     Ryan's Family Steakhouses, Inc.
              (b) ................................       11
      4     Saks, Inc. (b) .......................       41
      1     School Specialty, Inc. (b) ...........       14
      1     Shopko Stores, Inc. (b) ..............        6

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Retail, continued:
      1     Sonic Corp. (b) ......................  $    26
      1     Stein Mart, Inc. (b) .................       14
      1     The Steak n Shake Co. (b) ............        7
      0     Ultimate Electronics, Inc. (b)(c) ....       12
      4     Whole Foods Market, Inc. (b) .........      120
      1     Zale Corp. (b) .......................       35
                                                    -------
                                                      2,524
                                                    -------
Shelter (1.3%):
      2     Champion Enterprises, Inc. (b) .......       17
      0     Chesapeake Corp. (c) .................       12
      2     D.R. Horton, Inc. ....................       53
      0     Deltic Timber Corp. (c) ..............       11
      1     Fleetwood Enterprises, Inc. ..........       14
      1     Glatfelter (P. H.) Co. ...............       20
      2     HON Industries, Inc. .................       44
      2     Longview Fibre Co. ...................       20
      1     Lydall, Inc. (b) .....................        6
      1     MDC Holdings, Inc. ...................       27
      1     NVR, Inc. (b) ........................      110
      1     Pentair, Inc. ........................       50
      0     Pope & Talbot, Inc. (c) ..............        6
      0     Ryland Group, Inc. (c) ...............       22
      0     Skyline Corp. (c) ....................        7
      1     Standard Pacific Corp. ...............       23
      0     Thor Industries, Inc. (c) ............       12
      1     Toll Brothers, Inc. (b) ..............       45
      2     Wausau-Mosinee Paper Corp. ...........       21
                                                    -------
                                                        520
                                                    -------
Technology (14.6%):
     10     3Com Corp. (b) .......................       49
      1     Actel Corp. (b) ......................       19
      2     Adaptec, Inc. (b) ....................       18
      1     Adtran, Inc. (b) .....................       25
      1     Advent Software, Inc. (b) ............       71
      2     Aeroflex, Inc. (b) ...................       19
      1     Allen Telecom, Inc. (b) ..............       13
      1     Alliance Semiconductor Corp. (b) .....       16
      1     Alliant Techsystems, Inc. (b) ........       60
      1     Alpha Industries, Inc. (b) ...........       39
      1     American Management Systems, Inc.
              (b) ................................       30
      1     AMETEK, Inc. .........................       30
      1     Analysts International Corp. .........        3
      1     Anixter International, Inc. (b) ......       36
      1     Antec Corp. (b) ......................       14
      1     Apw Ltd. (b) .........................       13
      7     Arrow Electronics, Inc. (b) ..........      161

                                       82
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
      1     Artesyn Technologies, Inc. (b) .......  $    15
      2     Aspect Communications Corp. (b) ......       11
      1     Aspen Technology, Inc. (b) ...........       23
     14     Atmel Corp. (b) ......................      191
      1     ATMI, Inc. (b) .......................       26
      1     Audiovox Corp., Class A (b) ..........        7
      1     Auspex Systems, Inc. (b) .............       11
      1     Avant Corp. (b) ......................       16
      1     Avid Technology, Inc. (b) ............       13
      7     Avnet, Inc. ..........................      155
      0     Avocent Corp. (b)(c) .................        0
      1     Aware, Inc. (b) ......................        6
      1     AXT, Inc. (b) ........................       19
      1     BE Aerospace, Inc. (b) ...............       16
      0     Bel Fuse, Inc., Class B (c) ..........       12
      1     Benchmark Electronics, Inc. (b) ......       15
      1     Black Box Corp. (b) ..................       40
      2     Brightpoint, Inc. (b) ................        5
      0     Brooktrout, Inc. (b)(c) ..............        3
      1     Cable Design Technologies Corp.
              (b) ................................       22
      0     CACI International, Inc., Class A
              (b)(c) .............................       16
      7     Cadence Design Systems, Inc. (b) .....      139
      1     Captaris, Inc. (b) ...................        2
      1     CDI Corp. (b) ........................       10
      1     Ceridian Corp. (b) ...................       19
      1     Cerner Corp. (b) .....................       45
      2     Cirrus Logic, Inc. (b) ...............       56
      1     Cohu, Inc. ...........................       14
      5     Commscope, Inc. (b) ..................      127
      2     Credence Systems Corp. (b) ...........       40
      1     CTS Corp. ............................       18
      1     Cypress Semiconductor Corp. (b) ......       23
      0     Davox Corp. (b)(c) ...................        3
      2     DeVry, Inc. (b) ......................       78
      0     Digi International, Inc. (b)(c) ......        4
      1     Dionex Corp. (b) .....................       23
      2     DMC Stratex Networks, Inc. (b) .......       23
      1     DSP Group, Inc. (b) ..................       18
      1     Dupont Photomasks, Inc. (b) ..........       26
      1     Dycom Industries, Inc. (b) ...........       30
      3     Electro Scientific Industries, Inc.
              (b) ................................      112
      1     Electroglas, Inc. (b) ................       12
      5     Electronic Arts, Inc. (b) ............      264
      1     Epresence, Inc. (b) ..................        3
      1     ESS Technology, Inc. (b) .............        9
      1     Filenet Corp. (b) ....................       16
      1     Gencorp, Inc. ........................       16
      1     General Semiconductor, Inc. (b) ......       12

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
      1     Gerber Scientific, Inc. ..............  $     6
      2     Harris Corp. .........................       55
      1     Hutchinson Technology, Inc. (b) ......       15
      1     Hyperion Solutions Corp. (b) .........       15
      1     Infocus Corp. (b) ....................       24
      9     Informix Corp. (b) ...................       50
      3     Integrated Device Technology, Inc.
              (b) ................................      104
      1     Inter-Tel, Inc. ......................       10
      1     International Fibercom, Inc. (b) .....        3
      2     International Rectifier Corp. (b) ....       65
      1     Intervoice-Brite, Inc. (b) ...........       11
      1     Investment Technology Group (b) ......       70
      1     Itron, Inc. (b) ......................       10
      2     Keane, Inc. (b) ......................       47
      1     Keithley Instruments, Inc. ...........       11
      2     Kopin Corp. (b) ......................       24
      1     Kroll-O'Gara Co. (The)(b) ............        7
      0     Kronos, Inc. (b)(c) ..................       16
      2     Kulicke & Soffa Industries, Inc.
              (b) ................................       26
      1     L-3 Communications Holdings, Inc.
              (b) ................................       79
      4     Lam Research Corp. (b) ...............      111
      3     Lattice Semiconductor Corp. (b) ......       80
      0     LSI Logic Corp. (b)(c) ...............        0
      2     Macrovision Corp. (b) ................      104
      0     Maxim Integrated Products, Inc.
              (b)(c) .............................        1
      5     McLeod USA, Inc. (b) .................       22
      6     Mentor Graphics Corp. (b) ............      106
      1     Mercury Computer Systems, Inc. (b) ...       30
      1     Micrel, Inc. (b) .....................       47
      4     Microchip Technology, Inc. (b) .......      133
      1     Micros Systems, Inc. (b) .............       11
      1     MIPS Technologies, Inc. (b) ..........       11
      1     MRO Software, Inc. (b) ...............       10
      1     National Data Corp. ..................       34
      2     National Instruments Corp. (b) .......       50
      1     Network Equipment Tech, Inc. (b) .....        2
      4     Newport Corp. ........................      108
      1     NYFIX, Inc. (b) ......................       25
      1     Orbital Sciences Corp. (b) ...........        5
      0     P-Com, Inc. (b)(c) ...................        0
      1     Pac-West Telecomm, Inc. (b) ..........        2
      1     Park Electrochemical Corp. ...........       14
      1     PC-Tel, Inc. (b) .....................        5
      1     Pericom Semiconductor Corp. (b) ......       13
      1     Phoenix Technologies Ltd. (b) ........       11
      0     Photon Dynamics, Inc. (b)(c) .........       11
      1     Photronics, Inc. (b) .................       24
      2     Pinnacle Systems, Inc. (b) ...........       10

                                       83
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
      1     Pioneer-Standard Electronics, Inc. ...  $    10
      2     Plantronics, Inc. (b) ................       35
      1     Plexus Corp. (b) .....................       42
      3     Polycom, Inc. (b) ....................       58
      1     Progress Software Corp. (b) ..........       18
      1     Proxim, Inc. (b) .....................       12
     13     Quantum Corp.-DLT & Storage (b) ......      129
      1     Radiant Systems, Inc. (b) ............       14
      1     Rainbow Technologies, Inc. (b) .......        4
      6     Rational Software Corp. (b) ..........      173
      4     Read-Rite Corp. (b) ..................       19
      1     Remedy Corp. (b) .....................       33
      1     Retek, Inc. (b) ......................       70
      4     RF Micro Devices, Inc. (b) ...........      102
      1     Robotic Vision Systems, Inc. (b) .....        2
      0     Rogers Corp. (b)(c) ..................       13
      0     Roxio, Inc. (b)(c) ...................        4
      1     Sawtek, Inc. (b) .....................       31
      4     SCI Systems, Inc. (b) ................      113
      0     SCM Microsystems, Inc. (b)(c) ........        5
      2     Semtech Corp. (b) ....................       63
      3     Sonicblue, Inc. (b) ..................        9
      0     SPSS, Inc. (b)(c) ....................        7
      1     Standard Microsystems Corp. (b) ......        9
      9     Storage Technology Corp. (b) .........      125
      1     Structual Dynamics Research Corp.
              (b) ................................       27
      0     Supertex, Inc. (b)(c) ................        5
      8     Sybase, Inc. (b) .....................      135
      4     Symantec Corp. (b) ...................      158
      1     Symmetricom, Inc. (b) ................       11
      2     Synopsys, Inc. (b) ...................       90
      1     Systems & Computer Technology Corp.
              (b) ................................        9
      2     Tech Data Corp. (b) ..................       55
      1     Teledyne Technologies, Inc. (b) ......       16
      1     Three-Five Systems, Inc. (b) .........       12
      1     Transaction Systems Architects, Inc.
              (b) ................................       17
      3     Transwitch Corp. (b) .................       28
      1     Trimble Navigation Ltd. (b) ..........       15
      2     TriQuint Semiconductor, Inc. (b) .....       54
      1     Ultratech Stepper, Inc. (b) ..........       17
      1     Varian Medical Systems, Inc. (b) .....       72
      1     Verity, Inc. (b) .....................       21
      1     ViaSat, Inc. (b) .....................       17
      4     Vishay Intertechnology, Inc. (b) .....       97
      1     Visual Networks, Inc. (b) ............        8
      2     Wind River Systems, Inc. (b) .........       40

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
      1     X-Rite, Inc. .........................  $     6
      1     Zixit Corp. (b) ......................        5
                                                    -------
                                                      6,023
                                                    -------
Transportation (2.0%):
      1     Airborne, Inc. .......................       17
      1     Alaska Air Group, Inc. (b) ...........       24
      1     Alexander & Baldwin, Inc. ............       31
      1     Arkansas Best Corp. (b) ..............       15
      1     Arnold Industries, Inc. ..............       15
      1     Atlantic Coast Airlines, Inc. (b) ....       41
      1     Atlas Air, Inc. (b) ..................       17
      3     C.H. Robinson Worldwide, Inc. ........       72
      1     CNF, Inc. ............................       42
      1     EGL, Inc. (b) ........................       25
      2     Expeditors International of
              Washington, Inc. ...................       94
      1     Forward Air Corp. (b) ................       20
      1     Heartland Express, Inc. (b) ..........       23
      1     J.B. Hunt Transport Services, Inc.
              (b) ................................       20
      2     Kansas City Southern Industries, Inc.
              (b) ................................       24
      1     Kirby Corp. (b) ......................       18
      0     Landstar System, Inc. (b)(c) .........       18
      0     M.S. Carriers, Inc. (b)(c) ...........       11
      1     Mesa Air Group, Inc. (b) .............       13
      0     Midwest Express Holdings, Inc.
              (b)(c) .............................        8
      4     Overseas Shipholding Group, Inc. .....      107
      1     Roadway Express, Inc. ................       14
      2     Skywest, Inc. ........................       49
      0     United Parcel Service, Inc., Class B
              (c) ................................       13
      1     US Freightways Corp. .................       24
      1     Werner Enterprises, Inc. .............       35
      1     Wisconsin Central Transportation Corp.
              (b) ................................       24
      1     Yellow Corp. (b) .....................       14
                                                    -------
                                                        828
                                                    -------
Utilities (7.4%):
      2     AGL Resources, Inc. ..................       41
      3     Alliant Energy Corp. .................       89
      0     American States Water Co. (c) ........       12
      1     American Water Works Co., Inc. .......       31
      1     Atmos Energy Corp. ...................       31
      1     Avista Corp. .........................       29
      0     Bangor Hydro-Electric Co. (c) ........        7
      3     Black Hills Corp. ....................      108
      1     Boston Communications Group (b) ......        9

                                       84
Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      7     Broadwing, Inc. (b) ..................  $   160
      0     Cascade Natural Gas Corp. (c) ........        9
      0     Central Vermont Public Services Corp.
              (c) ................................        8
      1     CH Energy Group, Inc. ................       24
      1     Cleco Corp. ..........................       32
      3     Conectiv .............................       58
      4     DPL, Inc. ............................      113
      2     DQE, Inc. ............................       37
      0     DTE Energy Co. (c) ...................       22
      3     Energen Corp. ........................       77
      8     Energy East Corp. ....................      164
      2     Equitable Resources, Inc. ............       75
      5     General Communication, Inc. (b) ......       56
      0     Green Mountain Power Corp. (c) .......        4
      3     IDACORP, Inc. ........................      120
      1     Laclede Gas Co. ......................       16
      3     Montana Power Co. ....................       37
      1     National Fuel Gas Co. ................       65
      1     New Jersey Resources Corp. ...........       25
      1     Northeast Utilities ..................       22
      1     Northwestern Corp. ...................       17
      2     NSTAR ................................       66
      2     OGE Energy Corp. .....................       55
      1     Piedmont Natural Gas Co., Inc. .......       37
      4     Potomac Electric Power Co. ...........       81
      3     Public Service Co. of New Mexico .....       84
      3     Puget Energy, Inc. ...................       87
      6     Questar Corp. ........................      144
      1     RGS Energy Group, Inc. ...............       42

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      3     Scana Corp. ..........................  $    90
      2     Sierra Pacific Resources .............       38
      0     Southern Union Co. (b)(c) ............        0
      1     Southwest Gas Corp. ..................       24
      1     Southwestern Energy Co. (b) ..........       11
      4     TECO Energy, Inc. ....................      127
      2     Telephone & Data Systems, Inc. .......      211
      1     UGI Corp. ............................       23
      0     UIL Holdings Corp. (c) ...............       21
      1     Unisource Energy Corp. ...............       22
      6     UtiliCorp United, Inc. ...............      195
      3     Vectren Corp. ........................       59
      2     Western Resources, Inc. (b) ..........       47
      4     Wisconsin Energy Corp. ...............       86
                                                    -------
                                                      3,048
                                                    -------
  Total Common Stocks                                41,885
                                                    -------
INVESTMENT COMPANIES (3.1%):
  1,259     One Group Prime Money Market Fund,
              Class I ............................    1,259
                                                    -------
  Total Investment Companies                          1,259
                                                    -------
REPURCHASE AGREEMENTS (0.5%):
  $ 212     State Street Bank and Trust, 4.00%,
              7/2/01 (Collateralized by various
              Fannie Mae securities) .............      212
                                                    -------
  Total Repurchase Agreements                           212
                                                    -------
Total (Cost $38,361)(a)                             $43,356
                                                    =======

------------
Percentages indicated are based on net assets of $41,079.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $25. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 9,130
                   Unrealized depreciation......................   (4,160)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 4,970
                                                                  =======

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

See notes to financial statements.

One Group Mutual Funds
Technology Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS (97.2%):
Business Equipment & Services (11.5%):
     78     AOL Time Warner, Inc. (b) ............  $ 4,124
     12     Ceridian Corp.(b) ....................      226
      4     Checkfree Corp. (b) ..................      154
     10     First Data Corp. (b) .................      610
      3     Molex, Inc. (b) ......................       95
      5     Sabre Group Holdings, Inc. (b) .......      235
                                                    -------
                                                      5,444
                                                    -------
Communications -- Technology & Software (33.0%):
     42     ADC Telecommunications, Inc. (b) .....      280
      7     Adobe Systems, Inc. (b) ..............      320
      8     Advanced Fibre Communication, Inc.
              (b) ................................      158
      5     BEA Systems, Inc. (b) ................      152
     11     BMC Software, Inc. (b) ...............      248
     13     Cabletron Systems, Inc. (b) ..........      299
     11     Cadence Design Systems, Inc. (b) .....      201
      5     Check Point Software Technologies Ltd.
              (b) ................................      228
      3     CIENA Corp. (b) ......................      106
    122     Cisco Systems, Inc. (b) ..............    2,213
      9     Citrix Systems, Inc. (b) .............      299
      4     Computer Sciences Corp. (b) ..........      121
      4     Comverse Technology, Inc. (b) ........      226
     10     Corning, Inc. (b) ....................      162
     19     JDS Uniphase Corp. (b) ...............      240
     51     Lucent Technologies, Inc. (b) ........      319
     62     Microsoft Corp. (b) ..................    4,541
     32     Motorola, Inc. (b) ...................      537
      8     Networks Associates, Inc. (b) ........       95
     50     Nortel Networks Corp. ................      456
      3     Openwave Systems, Inc. (b) ...........      111
     95     Oracle Corp. (b) .....................    1,803
     16     Parametric Technology Corp. (b) ......      221
      7     Peregrine Systems, Inc. (b) ..........      212
      6     Rational Software Corp. (b) ..........      177
      6     RSA Security, Inc. (b) ...............      170
      4     Scientific-Atlanta, Inc. (b) .........      142
      7     Siebel Systems, Inc. (b) .............      349
      4     Symantec Corp. (b) ...................      183
     11     Symbol Technologies, Inc. ............      242
      4     Synopsys, Inc. (b) ...................      189
      6     Tellabs, Inc. (b) ....................      116
      8     Veritas Software Corp. (b) ...........      532
                                                    -------
                                                     15,648
                                                    -------
Consumer Services (0.4%):
      4     Amdocs Ltd. (b) ......................      188
                                                    -------
Financial Services (0.5%):
      5     Concord EFS, Inc. (b) ................      239
                                                    -------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Hardware & Services (24.3%):
     12     Apple Computer, Inc. (b) .............  $   267
     15     Automatic Data Processing, Inc.
              (b) ................................      721
      4     Brocade Communications Systems, Inc.
              (b) ................................      189
     30     Compaq Computer Corp. (b) ............      457
     47     Dell Computer Corp. (b) ..............    1,221
     12     Electronic Data Systems Corp. (b) ....      725
     34     EMC Corp. (b) ........................      994
      4     Fiserv, Inc. (b) .....................      256
      4     Flextronics International Ltd. (b) ...      115
     31     Hewlett-Packard Co. (b) ..............      884
     32     IBM Corp. (b) ........................    3,649
      2     Network Appliance, Inc. (b) ..........       26
     25     Palm, Inc. (b) .......................      151
     11     Paychex, Inc. (b) ....................      452
      3     Sanmina Corp. (b) ....................       77
     11     Solectron Corp. (b) ..................      203
     53     Sun Microsystems, Inc. (b) ...........      835
      9     Sungard Data Systems, Inc. (b) .......      258
                                                    -------
                                                     11,480
                                                    -------
Internet (3.3%):
      6     Amazon.Com, Inc. (b) .................       81
     17     E*Trade Group, Inc. (b) ..............      111
      7     eBay, Inc. (b) .......................      445
      4     Inktomi Corp. (b) ....................       38
     13     Sybase, Inc. (b) .....................      206
      7     VeriSign, Inc. (b) ...................      390
     14     Yahoo, Inc. (b) ......................      270
                                                    -------
                                                      1,541
                                                    -------
Semiconductors (18.1%):
      5     Altera Corp. (b) .....................      151
      4     Analog Devices, Inc. (b) .............      182
     17     Applied Materials, Inc. (b) ..........      820
    123     Intel Corp. (b) ......................    3,595
      6     KLA-Tencor Corp. (b) .................      368
      7     Lam Research Corp. (b) ...............      196
      6     Linear Technology Corp. (b) ..........      243
      5     Maxim Integrated Products, Inc.
              (b) ................................      221
     13     Micron Technology, Inc. (b) ..........      534
     18     STMicroelectronics N V ...............      595
      5     Teradyne, Inc. (b) ...................      172
     35     Texas Instruments, Inc. ..............    1,096
      6     Vishay Intenational Technology, Inc.
              (b) ................................      136
      2     Vitesse Semiconductor Corp. (b) ......       50

                                       86
Continued

One Group Mutual Funds
Technology Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Semiconductors, continued:
      5     Xilinx, Inc. (b) .....................  $   198
                                                    -------
                                                      8,557
                                                    -------
Technology (6.1%):
      5     Arrow Electronics, Inc. (b) ..........      112
      7     ASML Holding N V (b) .................      165
      8     Avnet, Inc. (b) ......................      170
      2     Electronic Arts, Inc. (b) ............      139
      3     Jabil Circuit, Inc. (b) ..............       83
      5     LSI Logic Corp. (b) ..................       94
      3     Mercury Interactive Corp. (b) ........      157
      3     Micromuse, Inc. (b) ..................       90
      4     National Instruments Corp. (b) .......      136
      4     Novellus Systems, Inc. (b) ...........      204
      8     PeopleSoft, Inc. (b) .................      409
     17     Qualcomm, Inc. (b) ...................    1,006

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
      8     Wind River Systems, Inc. (b) .........  $   131
                                                    -------
                                                      2,896
                                                    -------
  Total Common Stocks                                45,993
                                                    -------
INVESTMENT COMPANIES (3.7%):
  1,749     One Group Prime Money Market Fund,
              Class I (b) ........................    1,749
                                                    -------
  Total Investment Companies                          1,749
                                                    -------
REPURCHASE AGREEMENTS (0.5%):
  $ 248     State Street Bank and Trust, 4.00%,
              7/2/01, (Collateralized by various
              U.S. Treasury Notes) ...............      248
                                                    -------
  Total Repurchase Agreements                           248
                                                    -------
Total (Cost $63,561)(a)                             $47,990
                                                    =======

------------
Percentages indicated are based on net assets of $47,308.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,680. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $  3,211
                   Unrealized depreciation......................   (22,462)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $(19,251)
                                                                  ========

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
Health Sciences Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION           VALUE
---------   --------------------------------------  ------
COMMON STOCKS (94.5%):
Health Care (93.0%):
     3      Abbott Laboratories ..................  $  165
     4      Allergan, Inc. .......................     328
    10      American Home Products Corp. .........     560
    10      Amgen, Inc. (b) ......................     586
     8      Baxter International, Inc. ...........     368
    11      Bristol-Myers Squibb Co. .............     595
     2      Cigna Corp. ..........................     201
     3      Eli Lilly & Co. ......................     241
     3      Forest Laboratories, Inc. (b) ........     194
     5      Genzyme Corp. (b) ....................     292
     6      Gilead Sciences, Inc. (b) ............     351
     6      Guidant Corp. (b) ....................     216
     8      HCA-The Healthcare Corp. .............     351
     5      Human Genome Sciences, Inc. (b) ......     321
     6      IDEC Pharmaceuticals Corp. (b) .......     416
     9      Incyte Genomics, Inc. (b) ............     217
     9      Luminex Corp. (b) ....................     170
     8      MedImmune, Inc. (b) ..................     397
    10      Medtronic, Inc. ......................     466
     4      Merck & Co., Inc. ....................     228
    18      Pfizer, Inc. .........................     731
     8      Pharmacia Corp. ......................     349
     5      Protein Design Labs, Inc. (b) ........     408

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION           VALUE
---------   --------------------------------------  ------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     4      Schering-Plough Corp. ................  $  146
     4      Universal Health Services, Inc., Class
              B (b) ..............................     191
     6      Waters Corp. (b) .....................     162
     4      Watson Pharmaceuticals, Inc. (b) .....     248
     1      Wellpoint Health Networks, Inc.
              (b) ................................     140
                                                    ------
                                                     9,038
                                                    ------
Technology (1.5%):
     7      Caliper Technologies Corp. (b) .......     147
                                                    ------
  Total Common Stocks                                9,185
                                                    ------
INVESTMENT COMPANIES (3.2%):
   309      One Group Prime Money Market Fund,
              Class I ............................     309
                                                    ------
  Total Investment Companies                           309
                                                    ------
REPURCHASE AGREEMENTS (2.0%):
  $193      State Street Bank and Trust, 4.00%,
              7/2/01 (Collateralized by various
              Fannie Mae securities) .............     193
                                                    ------
  Total Repurchase Agreements                          193
                                                    ------
Total (Cost $8,978)(a)                              $9,687
                                                    ======

------------
Percentages indicated are based on net assets of $9,718.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $1,018
                   Unrealized depreciation......................    (309)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $  709
                                                                  ======

(b) Non-income producing securities.

See notes to financial statements.

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS (92.7%):
ARGENTINA (0.5%):
     125    Arp Transportadora de Has Del Sur ...  $    173
      56    Banco Frances Rio SA ................       462
      36    Grupo Financiero Galicia ARS ........       524
     482    PC Holdings SA ......................       651
       6    Siderar SA, Class A .................        11
     254    Siderca SA ..........................       493
      44    Telecom Argentina SA-SP ADR .........       679
       8    YPF Sociedad Anonima (b) ............       187
                                                   --------
                                                      3,180
                                                   --------
AUSTRALIA (3.1%):
      57    Amcor Ltd. ..........................       192
     111    Amp Ltd. ............................     1,245
      78    Australian Gas Light Co. ............       338
     166    BHP Billiton Ltd. (b) ...............       897
      81    Boral Ltd. ..........................       119
      24    Brambles Industries Ltd. ............       585
     156    Broken Hill Proprietary Co., Ltd. ...       822
      98    Coca-Cola Amatil Ltd. ...............       239
     139    Coles Myer Ltd. .....................       445
     119    Commonwealth Bank of Australia ......     2,073
      44    Computershare Ltd. ..................       137
      14    CSL Ltd. ............................       336
     106    CSR Ltd. ............................       383
     172    Foster's Brewing Group Ltd. .........       478
      64    Futuris Corp., Ltd. .................        87
     208    General Property Trust ..............       294
     285    Goodman Fielder Ltd. ................       170
      71    Hardie (James) Industries ...........       190
      38    Iluka Resources Ltd. ................        96
      35    Leighton Holdings Ltd. ..............       149
      43    Lend Lease Corp. ....................       276
     146    National Australia Bank Ltd. ........     2,599
     198    News Corp., Ltd. ....................     1,812
      40    Onesteel Ltd. (b) ...................        19
      50    Orica Ltd. ..........................       113
       3    Origin Energy Ltd. ..................         4
     187    Pacific Dunlop Ltd. .................        80
      22    Paperlinx Ltd. ......................        45
      59    QBE Insurance Group Ltd. ............       353
      36    Rio Tinto Ltd. ......................       629
      74    Santos Ltd. .........................       243
      18    Smith (Howard) Ltd. .................       127
      82    Southcorp Holdings Ltd. .............       317
     140    Stockland Trust Group ...............       287
      36    Tabcorp Holdings Ltd. ...............       175
     730    Telstra Corp., Ltd. .................     1,996
     193    Westfield Trust .....................       329
     192    Westpac Banking Corp. Ltd. ..........     1,413

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Australia, continued:
     144    WMC Ltd. ............................  $    703
      85    Woolworth Ltd. ......................       477
                                                   --------
                                                     21,272
                                                   --------
AUSTRIA (0.9%):
      11    Austria Tabakwerke AG ...............       796
      19    Austrian Airlines ...................       183
       6    Boehler Uddeholm ....................       238
      11    BWT AG ..............................       312
       4    EA-Generali AG ......................       495
       9    Flughafen Wien AG ...................       282
       3    Lenzing AG ..........................       178
       6    Mayr-Melnhof Karton AG ..............       257
      15    OMV AG ..............................     1,287
       5    Osterreichische Brau-Beteiligungs
              AG ................................       188
      16    Osterreichische
              Elekrizitaitswirtschafts-AG, Class
              A .................................     1,291
      11    Radex-Heraklith Industriebeteiligungs
              AG ................................       223
       9    VA Technologie AG ...................       274
      29    Wienerberger Baustoffindustrie AG ...       491
                                                   --------
                                                      6,495
                                                   --------
BELGIUM (1.9%):
      10    Agfa Gevaert NV .....................       144
       4    Bekaert SA ..........................       142
      21    Bel Suez Lyonnaise Des Eaux SA ......       674
       6    Colrayt .............................       203
       9    Delhaize-Le Lion SA .................       544
      10    Electrabel SA .......................     1,880
     119    Foritg AG ...........................     2,878
      22    Groupe Bruxelles Lambert SA .........     1,238
      22    Interbrew Co. (b) ...................       589
      53    Kredietbank NV ......................     1,887
       0    SA D'Ieteren NV (c) .................        63
      16    Solvay SA ...........................       814
      36    Suez Lyonnaise Des Eaux Strip
              (b)(c) ............................         0
       8    Total Fina SA, Class B ..............     1,048
      12    Total Fina SA, Strip (b)(c) .........         0
      19    UCB Cap Npv Ord .....................       650
       3    Union Miniere Group SA ..............       119
                                                   --------
                                                     12,873
                                                   --------
BRAZIL (0.6%):
     205    Ambev Cia Bebid .....................        46
       2    Brasil Telecom Participacoes SA
              ADR ...............................        79
  43,175    Centrais Electricas Brasileiras
              SA ................................       555
   9,188    Centrais Geradoras do Sul do Brasil
              SA (b) ............................        18

                                       89
Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Brazil, continued:
     195    Cia Paulista de Forca e Luz .........  $      4
      20    Companhia de Bebidas ADR ............       463
   4,228    Companhia Siderurgica Nacional ......        79
       5    Companhia Vidraria Santa Maria ......         8
      10    Embraer Aircraft Corp., SP ADR ......       391
   1,865    Embratel Participacoes SA ...........        14
      10    Embratel Participacoes SA ADR .......        75
      10    Petroleo Brasileiro SA ADR ..........       224
      20    Petroleo Brasileiro SA ADR ..........       520
      33    Souza Cruz SA .......................       170
   2,001    Tele Centro Sul Participacoes .......        16
  10,727    Tele Norte Leste Participacoes ......       139
   4,045    Telefonica Data Brasil Holding ......         2
      27    Telefonica SA ADR (b) ...............       991
      83    Telekom Austria AG (b) ..............       509
   3,244    Telesp Celular Participacoes ........        18
   4,045    Telesp Participacoes SA .............        39
                                                   --------
                                                      4,360
                                                   --------
CANADA (0.0%):
       3    Alcan Aluminum Ltd. (b) .............       108
                                                   --------
CHILE (0.3%):
       9    Banco de Santiago ADR ...............       207
       9    Cristalerias de Chile ADR ...........       164
      14    Embotelladora Andina SA ADR .........       154
       7    Embotelladora Andina SA, Series A
              ADR ...............................        93
      23    Enersis SA ADR (b) ..................       339
       9    Laboratorio Chile ADR SA ............       225
      17    Madeco SA ADR (b) ...................        84
      14    Masisa SA ADR .......................       203
       6    Quimica Y Minera Chile SA ADR .......       126
      35    Telecomunicaciones de Chile SA ADR
              (b) ...............................       490
       5    Vina Concho y Toro SA ADR ...........       200
                                                   --------
                                                      2,285
                                                   --------
DENMARK (1.3%):
       2    Bang & Olufsen Holding A/S ..........        43
       3    Carlsberg A/S, Class A (b) ..........       107
       3    Carlsberg A/S, Class B (b) ..........       140
       0    D/S 1912, Class B (c) ...............     1,165
       0    D/S Svendborg A/S, Class B (c) ......     1,060
       9    Danisco A/S .........................       311
      75    Danske Bank .........................     1,339
       3    Falck A/S ...........................       343
       6    FLS Industries A/S, Class B .........        63
      11    GN Store Nord A/S (GN Great
              Nordic) ...........................        94
       4    ISS A/S (b) .........................       217

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Denmark, continued:
     103    Nordic Baltic Holding AB (b) ........  $    591
      46    Novo Nordisk A/S ....................     2,035
       9    Novozymes A/S, Class B (b) ..........       192
       5    SAS Danmark A/S .....................        42
      31    Tele Danmark A/S, Class B ...........     1,110
                                                   --------
                                                      8,852
                                                   --------
FINLAND (0.6%):
       3    FNM Instrumentarium .................        90
     141    Nokia Oyj, Class A ..................     3,195
      20    Outokumpo Oy, Class A ...............       163
       4    Pohjola Insurance Group, Class B ....        68
      13    Raisio Group PLC ....................        16
      28    Sampo Insurance Co. .................       234
      23    Sonera Group Oyj ....................       177
       0    Tieto Corp., Class B (c) ............        11
      10    UPM-Kymmene Corp. ...................       274
                                                   --------
                                                      4,228
                                                   --------
FRANCE (8.7%):
      18    Accor SA ............................       743
      82    Alcatel Alsthom .....................     1,711
     127    AXA .................................     3,617
      41    Banque Nationale de Paris ...........     3,584
       7    BBVA Banco Frances SA ...............       174
       6    BIC .................................       228
      27    Bouygues SA .........................       904
      12    Canal Plus ..........................        36
       6    Cap Gemini Sogeti SA ................       443
      53    Carrefour SA ........................     2,818
       7    Casino Guichard-Perrachon ...........       572
       0    Club Mediterranee SA (c) ............        18
       1    Coflexip SA .........................       134
       6    Compagnie de Saint Gobain ...........       849
       2    Compagnie Francaise d'Etudes et de
              Construction Technip ..............       347
       9    Dassault Systems SA .................       354
       2    Eridania Beghin-Say SA ..............       159
       1    Essilor International ...............       173
       3    Eurazeo .............................       182
      62    France Telecom SA ...................     2,936
       0    Group Seb SA (c) ....................        16
      11    Groupe Danone .......................     1,509
       1    Imetal SA ...........................       148
       2    L'Air Liquide .......................       300
       7    L'Air Liquide, Registered Shares
              (b) ...............................       998
      53    L'Oreal SA ..........................     3,419
      10    Lafarge SA ..........................       890

                                       90
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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
France, continued:
       8    Lagardere SCA .......................  $    393
      37    LVMH (Moet Hennessy Louis
              Vuitton) ..........................     1,888
      14    Michelin, Class B, Registered
              Shares ............................       432
       0    Natexis SA (c) ......................         5
       4    Pechiney SA, Class A ................       190
       6    Pernod-Ricard .......................       404
      10    Pinault Printemps Redoute SA ........     1,487
       3    PSA Peugeot .........................       768
      42    Rhone-Poulenc SA ....................     3,375
       3    Sagem SA ............................       147
      57    Sanofi Synthelabo SA ................     3,742
      12    Schneider SA ........................       644
      31    Societe Generale, Class A ...........     1,812
      16    Sodexho Alliance SA .................       733
      36    STMicroelectronics NV ...............     1,250
      30    STMicroelectronics NV ADR ...........     1,020
      64    Suez Lyonnaise Des Eaux SA ..........     2,049
      16    Thomson CSF .........................       574
      56    Total SA, Class B ...................     7,819
      21    Usinor ..............................       220
       6    Valeo SA ............................       251
       2    Vinci ...............................       157
      70    Vivendi Universal SA ................     4,094
                                                   --------
                                                     60,716
                                                   --------
GERMANY (12.4%):
       5    Adidas AG ...........................       313
      32    Allianz AG ..........................     9,481
       7    AMB Aachener und Muenchener
              Beteiligungs AG ...................       702
      81    BASF AG .............................     3,191
      95    Bayer AG ............................     3,688
     120    Bayerische Vereinsbank AG ...........     5,883
      10    Beiersdorf AG, Series ABC ...........     1,084
       5    Bilfinger & Berger Bau AG ...........        91
       3    Carbon AG ...........................        91
       3    CKAG Colonia Konzern AG .............       325
      10    Continental AG ......................       145
     125    Daimler-Chrysler AG .................     5,747
      84    Deutsche Bank AG, Registered
              Shares ............................     6,020
     321    Deutsche Telekom AG .................     7,236
       5    Douglas Holding AG ..................       125
      71    Dresdner Bank AG ....................     3,235
      24    Elan Corp., PLC (b) .................     1,488
       6    Heidelberger Zement AG ..............       275
       9    Hochtief AG .........................       163
      12    Karstadt Quelle AG ..................       360
       9    Kugelfischer Georg Schaefer AG ......        59
      11    Linde AG ............................       448

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Germany, continued:
      52    Lufthansa AG ........................  $    821
      20    Man AG ..............................       442
      22    Merck KGaA ..........................       774
      35    Metro AG ............................     1,321
       1    Metro AG (b) ........................        17
      29    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered
              Shares ............................     8,203
      24    Preussag AG .........................       733
      59    RWE AG ..............................     2,342
      35    SAP AG ..............................     4,799
      23    Schering AG .........................     1,217
     112    Siemens AG ..........................     6,761
      68    Thyssen Krupp AG ....................       898
      95    VEBA AG .............................     4,955
      43    Volkswagen AG .......................     2,022
                                                   --------
                                                     85,455
                                                   --------
GREECE (0.3%):
      12    Alpha Credit Bank SA ................       243
      12    Attica Enterprises ..................        81
      14    Bank of Piraeus .....................       151
       8    Commercial Bank of Greece SA ........       280
      14    Eurobank ............................       174
       3    Fourlis SA ..........................        25
       9    Hellenic Bottling Co., SA ...........       104
       8    Hellenic Petroleum SA ...............        44
      28    Hellenic Telecommunication
              Organization ......................       371
       8    Intracom SA .........................       116
       6    Lambrakis Press SA ..................        35
      18    National Bank of Greece SA ..........       536
      24    Panafon Hellenic Telecom SA .........       130
       2    Papastratos Cigarette Co. ...........        24
       3    Titan Cement Co. ....................        98
                                                   --------
                                                      2,412
                                                   --------
HONG KONG (1.5%):
      69    Bank of East Asia Ltd. ..............       161
     248    Cathay Pacific Airways Ltd. .........       335
     202    CLP Holdings Ltd. ...................       848
      88    Hang Seng Bank Ltd. .................       903
     536    Hong Kong & China Gas Co., Ltd. .....       674
     299    HSBC Holdings PLC ...................     3,538
     210    Hutchison Whampoa Ltd. ..............     2,121
      22    Hysan Development Co., Ltd. .........        28
     226    Johnson Electric Holdings ...........       310
      68    Li & Fung Ltd. ......................       112
     588    Pacific Century Cyberworks Ltd.
              (b) ...............................       168
      18    Shangri-La Asia Ltd. ................        16

                                       91
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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Hong Kong, continued:
     102    Sino Land Co. .......................  $     42
      62    Sun Hung Kai Properties Ltd. ........       558
     143    Sunevision Holdings Ltd. (b) ........        32
      45    Swire Pacific Ltd., Class A .........       233
     250    Tan Chong International Ltd. ........        37
      75    Television Broadcasts Ltd. ..........       315
      30    Wharf Holdings ......................        63
                                                   --------
                                                     10,494
                                                   --------
HUNGARY (0.3%):
       4    Danubius Hotel and SpA Rt ...........        51
       8    Gedeon Richter Rt ...................       422
     270    Matav Rt ............................       794
      22    MOL Magyar Olaj-Es Gazipari Rt ......       319
      11    OTP Bank Rt .........................       561
                                                   --------
                                                      2,147
                                                   --------
INDIA (0.7%):
       7    Aptech Ltd. GDR .....................         7
      74    Arvind Mills Ltd. GDR (b) ...........        17
       3    Ashok Leyland Ltd. GDR ..............        10
      21    Bajaj Auto Ltd. GDR .................       132
      22    Bombay Dye & Manufacturing Co. GDR ..        21
      89    Century Textile & Industries Ltd.
              GDR ...............................        67
      14    East India Hotels Ltd. GDR ..........        86
      12    Grasim Industries Ltd. GDR ..........        78
      30    Grasim Industries Ltd. GDR ..........       236
      19    Great Eastern Shipping Co. GDR ......        62
      53    Gujarat Ambuja Cements Ltd. GDR .....       206
      17    Hindalco Industries Ltd. GDR ........       305
      10    ICICI Bank Ltd. ADR .................        51
      56    India Cements Ltd. GDR ..............        39
      23    Indian Aluminum Co., Ltd. GDR .......        46
      19    Indian Hotels Co., Ltd. GDR .........       107
      10    Indian Petrochemicals Corp., Ltd.
              GDR ...............................        32
      41    Indian Rayon & Industries Ltd. GDR
              (b) ...............................        67
      95    Indo Gulf Fertilizers and Chemicals
              Corp., Ltd. GDR (b) ...............        81
      11    Infosys Technologies Ltd. ...........       689
      17    ITC Ltd. GDR ........................       324
      28    Larsen & Toubro Ltd. GDR (b) ........       273
      24    Mahanagar Telephone Nigam Ltd. ......       129
       8    Mahindra & Mahindra Ltd. GDR (b) ....        14
      20    Ranbaxy Laboratories Ltd. GDR (b) ...       231
       8    Raymond Ltd. GDR ....................        31
      61    Reliance Industries Ltd. GDR ........       946
      20    State Bank of India GDR (b) .........       217

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
India, continued:
      20    Steel Authority of India Ltd. GDR
              (b) ...............................  $     37
      16    Tata Engineering & Locomotive Co.,
              Ltd. GDR ..........................        23
      25    United Phosphorus Ltd. GDR ..........        22
                                                   --------
                                                      4,586
                                                   --------
IRELAND (0.6%):
     103    Allied Irish Banks PLC ..............     1,156
      42    Allied Irish Banks PLC ..............       479
      28    CRH PLC .............................       471
      32    CRH PLC .............................       539
       5    DCC PLC .............................        47
     100    Eircom PLC ..........................       110
      67    Independent Newspapers PLC ..........       134
       1    Iona Technologies PLC (b) ...........        54
      38    Irish Life & Permanent PLC ..........       450
       1    Jurys Hotel Group PLC ...............         9
      17    Kerry Group, Class A PLC ............       194
      38    Ryanair Holdings PLC (b) ............       399
     105    Smurfit (Jefferson) Group ...........       193
                                                   --------
                                                      4,235
                                                   --------
ISRAEL (0.7%):
       0    Africa-Israel Investments Ltd.
              (b)(c) ............................        32
       1    Agis Industries Ltd. (b) ............         6
       2    American Israeli Paper Mills ........        85
     229    Bank Hapoalim Ltd. ..................       561
     340    Bezeq Israeli Telecom Co. ...........       510
      15    Check Point Software Technologies
              Ltd. (b) ..........................       759
       9    Clal Insurance Enterprise
              Holdings ..........................       138
      13    ECI Telecommunications ..............        67
       6    Elco Holdings Ltd. ..................        39
      80    First International Bank of Israel,
              Class 1 ...........................       104
      20    First International Bank of Israel,
              Class 5 ...........................       136
       3    Gilat Satellite Networks Ltd. .......        36
       7    IDB Holding Corp., Ltd. .............       183
      49    Industrial Buildings Corp. ..........        64
     278    Israel Chemicals Ltd. ...............       260
       1    Israel Corp., Ltd. ..................       137
       0    Israel Petrochemical Enterprises
              (c) ...............................         1
       6    Koor Industries ADR .................        43
      94    Makhteshim Agan Industries (b) ......       193
      22    Osem Investment Ltd. ................       157
       1    Property & Building Corp., Ltd. .....        69

                                       92
Continued

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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Israel, continued:
       8    Scitex Corp., Ltd. (b) ..............  $     55
      11    Super-Sol Ltd. ADR ..................       204
      21    Teva Pharmaceutical ADR .............     1,333
                                                   --------
                                                      5,172
                                                   --------
ITALY (7.2%):
     230    Alitalia SpA ........................       280
     206    Assicurazioni Generali SpA ..........     6,191
     150    Banca Intesa SpA ....................       343
      50    Banca Popolare di Milano ............       198
     225    Bancario San Paolo di Torino ........     2,882
     759    Banco Ambrosiano Veneto SpA .........     2,680
     200    Bipop-Carire SpA ....................       752
      44    Bulgari SpA .........................       457
     875    Enel SpA ............................     2,674
     744    Eni Spa .............................     9,073
      60    Fiat SpA ............................     1,169
      18    Fiat SpA (Non-convertible) ..........       217
     125    Impregilo SpA .......................        69
      32    Italcementi SpA .....................       249
      13    Italcementi SpA .....................        46
      51    Italgas SpA .........................       443
       5    Itl Cementir Spa ....................        14
      37    La Rinascente SpA ...................       158
      13    Marzotto (Gaetano) & Figli SpA ......       155
     207    Mediaset SpA ........................     1,743
     126    Mediobanca SpA ......................     1,343
      49    Mondadori (Arnoldo) Editore SpA .....       352
     115    Parmalat Finanziaria SpA ............       306
     283    Pirelli SpA .........................       789
      92    Riuniune Adriatici de Sicurta SpA ...     1,133
      41    Seat Pagine Gialle SpA ..............        42
       1    Sirti SpA ...........................         1
      62    Snia SpA ............................       113
      12    Societa Assicuratrice Industriale
              SpA ...............................       182
      10    Societa Assicuratrice Industriale
              SpA ...............................        84
     593    Telecom Italia Mobile SpA ...........     5,319
   1,082    Telecom Italia Mobile SpA di Risp ...     5,516
     143    Telecom Italia SpA ..................       682
     239    Telecom Italia SpA ..................       759
      14    Tiscali SpA (b) .....................       118
     855    Unicredito Italiano SpA .............     3,668
                                                   --------
                                                     50,200
                                                   --------
JAPAN (28.2%):
      54    77th Bank Ltd. ......................       305
      18    Acom Co., Ltd. ......................     1,571
      10    Advantest Corp. .....................       883
      70    Ajinomoto Co., Inc. .................       751

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
      19    Alps Electric Co., Ltd. .............  $    177
      38    Amada Co., Ltd. .....................       192
      21    Amano Corp. .........................       158
       9    Aoyama Trading Co., Ltd. ............       121
     479    Asahi Bank Ltd. .....................     1,037
      79    Asahi Breweries Ltd. ................       886
     166    Asahi Chemical Industry Co., Ltd. ...       697
     135    Asahi Glass Co., Ltd. ...............     1,121
     118    Ashikaga Bank Ltd. ..................       180
       5    Autobacs Seven Co., Ltd. ............       149
      91    Bank of Yokohama Ltd. ...............       371
       6    Benesse Corp. .......................       188
      95    Bridgestone Corp. ...................       994
      95    Canon, Inc. .........................     3,839
      44    Casio Computer Co., Ltd. ............       256
       0    Central Japan Railway Co. (c) .......       621
     113    Chichibu Onoda Cement Co. ...........       239
      28    Chugai Pharmaceutical Co., Ltd. .....       426
      34    Citizen Watch Co., Ltd. .............       207
      24    Credit Saison Co., Ltd. .............       581
      10    CSK Corp. ...........................       299
      98    Dai Nippon Printing Co., Ltd. .......     1,196
      34    Dai-Ichi Pharmaceuticals ............       787
      53    Daicel Chemical Industries Ltd. .....       185
      59    Daiei, Inc. (b) .....................       112
      20    Daifuku Co., Ltd. ...................        99
      35    Daikin Industries Ltd. ..............       648
      37    Daimura, Inc. .......................       155
     103    Dainippon Ink & Chemicals, Inc. .....       289
      20    Daito Trust Construction Co.,
              Ltd. ..............................       346
      64    Daiwa House Industry Co., Ltd. ......       502
      26    Daiwa Kosho Lease Co., Ltd. .........        71
     152    Daiwa Securities Co., Ltd. ..........     1,590
      56    Denki Kagaku Kogyo Kabushiki
              Kaisha ............................       190
     101    Denso Corp. .........................     1,927
       8    Dianippon Screen Manufacturing Co.,
              Ltd. ..............................        33
       0    East Japan Railway Co. (c) ..........     2,506
      37    Ebara Corp. .........................       306
      36    Eisai Co., Ltd. .....................       807
      24    Fanuc Co., Ltd. .....................     1,175
      57    Fuji Photo Film Co., Ltd. ...........     2,459
       0    Fuji Television Network, Inc. (c) ...       287
      48    Fujikura Ltd. .......................       293
     205    Fujitsu Ltd. ........................     2,153
      82    Furukawa Electric Co., Ltd. .........       654
      81    Gunma Bank Ltd. .....................       386
      31    Gunze Ltd. ..........................       125

                                       93
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

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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
      30    Hankyu Department Stores, Inc. ......  $    178
       4    Hirose Electric Co., Ltd. ...........       282
     379    Hitachi Ltd. ........................     3,723
     141    Hitachi Zosen Corp. .................       133
     116    Hokuriku Bank Ltd. ..................       213
     105    Honda Motor Co., Ltd. ...............     4,614
      15    House Foods Corp. ...................       164
      12    Hoya Corp. ..........................       760
      39    Inax Corp. ..........................       268
      25    Isetan Co., Ltd. ....................       265
      59    Ishihara Sangyo Kaisha Ltd. (b) .....       132
      46    ITO-Yokado Co., Ltd. ................     2,121
     171    Itochu Corp. (b) ....................       695
     218    Japan Airlines Co., Ltd. ............       701
     129    Japan Energy Corp. ..................       273
      51    Japan Steel Works Ltd. (b) ..........        74
      32    JGC Corp. ...........................       267
     132    Joyo Bank Ltd. ......................       396
      37    JUSCO Co., Ltd. .....................       816
     118    Kajima Corp. ........................       301
      31    Kamigumi Co., Ltd. ..................       152
      91    Kanebo Ltd. (b) .....................       238
      43    Kaneka Corp. ........................       389
     120    Kansai Electric Power Co., Inc. .....     2,027
      75    Kao Corp. ...........................     1,864
     177    Kawasaki Heavy Industries Ltd. ......       292
      61    Kawasaki Kisen Kaisha Ltd. ..........       116
     364    Kawasaki Steel Corp. ................       432
      95    Keihin Electric Express Railway Co.,
              Ltd. ..............................       412
      24    Kikkoman Corp. ......................       160
      45    Kinden Corp. ........................       279
     159    Kinki Nippon Railway Co., Ltd. ......       637
     109    Kirin Brewery Co., Ltd. .............       927
      18    Kokuyo Co., Ltd. ....................       189
     116    Komatsu Ltd. ........................       532
      10    Komori Corp. ........................       136
      17    Konami Co., Ltd. ....................       766
      40    Konica Corp. ........................       294
      29    Koyo Seiko Co., Ltd. ................       147
     160    Kubota Corp. ........................       636
      46    Kuraray Co., Ltd. ...................       342
      36    Kureha Chemical Industry Co.,
              Ltd. ..............................       117
      18    Kurita Water Industries Ltd. ........       248
      19    Kyocera Corp. .......................     1,658
      49    Kyowa Hakko Kogyo Co., Ltd. .........       326
      12    Maeda Road Construction .............        48
       9    Makino Milling Machine Co., Ltd. ....        38

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
      17    Makita Corp. ........................  $    107
     165    Marubeni Corp. (b) ..................       318
      41    Marui Co., Ltd. .....................       592
     214    Matsushita Electric Industrial Co.,
              Ltd. ..............................     3,349
      42    Meiji Milk Products Co., Ltd. .......       167
      40    Meiji Seika Kaisha Ltd. .............       213
      44    Minebea Co., Ltd. ...................       290
     232    Mitsubishi Chemical Corp. ...........       621
     179    Mitsubishi Corp. ....................     1,442
     251    Mitsubishi Electric Corp. ...........     1,244
     140    Mitsubishi Estate Co., Ltd. .........     1,288
      68    Mitsubishi Gas Chemical Co., Inc. ...       273
     396    Mitsubishi Heavy Industries Ltd. ....     1,807
      30    Mitsubishi Logistics Corp. ..........       273
      86    Mitsubishi Materials Corp. ..........       184
      34    Mitsubishi Paper Mills Ltd. .........        59
     101    Mitsubishi Rayon Co., Ltd. ..........       359
       1    Mitsubishi Tokyo Financial Group,
              Inc. ..............................     4,996
     182    Mitsui & Co., Ltd. ..................     1,224
      90    Mitsui Engineering & Shipbuilding
              Co., Ltd. (b) .....................       139
      87    Mitsui Fudosan Co., Ltd. ............       938
      92    Mitsui Marine & Fire Insurance Co.,
              Ltd. ..............................       471
      32    Mitsui Mining & Smelting Co.,
              Ltd. ..............................       141
      59    Mitsukoshi Ltd. .....................       245
       1    Mizuho Holdings, Inc. ...............     3,004
      14    Mori Seiki Co., Ltd. ................       115
      25    Murata Manufacturing Co., Ltd. ......     1,662
      44    Mycal Corp. .........................        48
       8    Namco Ltd. ..........................       142
     183    NEC Corp. ...........................     2,472
      48    NGK Insulators Ltd. .................       421
      31    NGK Spark Plug Co., Ltd. ............       291
       1    Nichido Fire & Marine Insurance Co.,
              Ltd. ..............................         4
      49    Nichirei Corp. ......................       187
      38    Nikon Corp. .........................       361
       9    Nintendo Co., Ltd. ..................     1,711
      19    Nippon Comsys Corp. .................       257
     123    Nippon Express Co., Ltd. ............       555
      42    Nippon Meat Packers, Inc. ...........       509
     196    Nippon Oil Co. ......................     1,106
      67    Nippon Sheet Glass Co., Ltd. ........       390
      73    Nippon Shinpan Co., Ltd. ............       145
      24    Nippon Shokubai K.K. Co. ............       107
     777    Nippon Steel Co. ....................     1,178
      28    Nippon Suisan Kaisha Ltd. ...........        54

                                       94
Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
       1    Nippon Telegraph and Telephone
              Corp. .............................  $  7,141
       0    Nippon Unipac Holding (c) ...........       516
     135    Nippon Yusen Kabushiki Kaisha .......       535
      39    Nishimatsu Construction .............       151
     325    Nissan Motor Co., Ltd. (b) ..........     2,244
      42    Nisshinbo Industries, Inc. ..........       217
      14    Nissin Food Products Co., Ltd. ......       292
      18    Nitto Denko Corp. ...................       520
      17    NOF Corp. ...........................        37
     208    Nomura Securities Co., Ltd. .........     3,986
      19    Noritake Co., Ltd. ..................       105
      69    NSK Ltd. ............................       298
      63    NTN Corp. ...........................       175
      81    Obayashi Corp. ......................       315
       0    Odakyu Electric Railway Co., Ltd.
              (c) ...............................         0
     106    Oji Paper Co., Ltd. .................       526
      18    Okuma Corp. .........................        46
      38    Okumura Corp. .......................       140
      24    Olympus Optical Co., Ltd. ...........       384
      31    Omron Corp. .........................       561
      22    Onward Kashiyama Co., Ltd. ..........       238
      65    Orient Corp. (b) ....................       121
      10    Orix Corp. ..........................       963
     290    Osaka Gas Co., Ltd. .................       935
       8    Oyo Corp. ...........................       115
      72    Penta-Ocean Construction Co.,
              Ltd. ..............................        99
      19    Pioneer Electronic Corp. ............       577
      14    Promise Co., Ltd. ...................     1,154
      12    Rohm Co., Ltd. ......................     1,865
      22    Sanden Corp. ........................        88
      55    Sankyo Co., Ltd. ....................       992
       8    Sanrio Co., Ltd. ....................       105
      35    Sanwa Shutter Corp. .................        98
     229    Sanyo Electric Co., Ltd. ............     1,447
      36    Sapporo Breweries Ltd. ..............       115
      30    Secom Co., Ltd. .....................     1,674
      12    Sega Enterprises Ltd. (b) ...........       220
      17    Seino Transportation Co., Ltd. ......       111
      15    Seiyu Ltd. (b) ......................        45
      69    Sekisui Chemical Co., Ltd. ..........       285
      85    Sekisui House Ltd. ..................       722
     129    Sharp Corp. .........................     1,758
       7    Shimachu Co., Ltd. ..................        99
      16    Shimano, Inc. .......................       236
      97    Shimizu Corp. .......................       396
      46    Shin-Etsu Chemical Co. ..............     1,704
      27    Shionogi & Co., Ltd. ................       563
      48    Shisiedo Co., Ltd. ..................       450

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
     133    Showa Denko K.K .....................  $    190
      13    Skylark Co., Ltd. ...................       370
       8    SMC Corp. ...........................       824
      41    Snow Brand Milk Products Co.,
              Ltd. ..............................       135
      26    Softbank Corp. ......................       853
     100    Sony Corp. ..........................     6,576
     436    Sumitomo Bank Ltd. ..................     3,601
     192    Sumitomo Chemical Co. ...............       867
     125    Sumitomo Corp. ......................       875
      85    Sumitomo Electric Industries Ltd. ...       964
      26    Sumitomo Forestry Co., Ltd. .........       166
      79    Sumitomo Heavy Industries Ltd.
              (b) ...............................       110
      83    Sumitomo Marine & Fire Insurance Co.,
              Ltd. ..............................       464
      37    Sumitomo Metal Mining Co., Ltd. .....       173
      59    Sumitomo Osaka Cement Co., Ltd. .....       123
      44    Taisho Pharmaceutical Co. ...........       827
      10    Taiyo Yuden Co., Ltd. ...............       266
      25    Takara Shuzo Co., Ltd. ..............       329
      39    Takashimaya Co., Ltd. ...............       272
     102    Takeda Chemical Industries Ltd. .....     4,744
      10    Takefuji Corp. ......................       908
      14    Takuma Co., Ltd. ....................       140
     118    Teijin Ltd. .........................       663
      76    Teikoku Oil Co., Ltd. ...............       377
     116    Tobu Railway Co., Ltd. ..............       371
      29    Toei Co., Ltd. ......................       103
       2    Toho Co. ............................       275
      90    Tohoku Electric Power Co., Inc. .....     1,475
     175    Tokio Marine & Fire Insurance Co.,
              Ltd. ..............................     1,635
      21    Tokyo Broadcasting System, Inc. .....       404
      27    Tokyo Dome Corp. ....................        80
     139    Tokyo Electric Power Co., Ltd. ......     3,595
      19    Tokyo Electron Ltd. .................     1,132
     340    Tokyo Gas Co., Ltd. .................     1,033
      14    Tokyo Style Co., Ltd. ...............       156
     131    Tokyu Corp. .........................       714
      91    Toppan Printing Co., Ltd. ...........       936
     171    Toray Industries, Inc. ..............       683
     290    Toshiba Corp. .......................     1,532
      77    Tosoh Corp. .........................       225
      28    Tostem Corp. ........................       460
      48    Toto Ltd. ...........................       331
      26    Toyo Seikan Kaisha Ltd. .............       371
     118    Toyobo Ltd. .........................       238
     413    Toyota Motor Corp. ..................    14,539
       3    Trans Cosmos, Inc. ..................       134
      26    Tsubakimoto Chain Co. ...............        84

                                       95
Continued

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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
     116    Ube Industries Ltd. .................  $    234
       9    Uni-Charm Corp. .....................       275
      22    UNY Co., Ltd. .......................       224
      18    Wacoal Corp. ........................       193
      18    Yamaha Corp. ........................       181
      40    Yamanouchi Pharmaceutical Co.,
              Ltd. ..............................     1,123
      50    Yamato Transport Co., Ltd. ..........     1,048
      27    Yamazaki Baking Co., Ltd. ...........       197
      18    Yokogawa Electric Corp. .............       160
                                                   --------
                                                    195,089
                                                   --------
MEXICO (0.9%):
      32    ALFA SA de CV, Class A ..............        45
     166    America Movil SA de CV ..............       172
     658    America Movil SA de CV ..............       684
      13    Apasco SA de CV .....................        70
      25    Cemex SA de CV, Series CPO ..........       131
       1    Cemex SA de OV ADR (b) ..............         0
     124    Cifra SA de CV, Series C (b) ........       303
     209    Cifra SA de CV, Series V (b) ........       566
      11    Compania Cervezas Unidas SA ADR .....       251
      39    Controladora Comercial Mexicana SA de
              CV - UB (b) .......................        52
      25    Controladora Comercial Mexicana SA de
              CV - UBC (b) ......................        23
      65    Desc SA de CV, Series B (b) .........        28
      60    Empresas ICA Sociedad Controladora SA
              de CV (b) .........................        27
      22    Empresas La Moderna SA de CV (b) ....        16
      40    Fomento Economico Mexicano SA (b) ...       169
      40    Grupo Carso SA de CV, Series A-1
              (b) ...............................       117
      33    Grupo Continental SA ................        48
      35    Grupo Elektra SA de CV ..............        34
     327    Grupo Financiero Banamex Accival SA
              de CV (b) .........................       843
     240    Grupo Financiero Bancomer SA de CV,
              Class O (b) .......................       237
      85    Grupo Industrial Bimbo SA de CV,
              Series A ..........................       150
      33    Grupo Mexico SA de CV, Class B
              (b) ...............................        86
     160    Grupo Modelo SA, Series C ...........       435
     160    Grupo Televisa SA, Series CPO (b) ...       319
      32    Industrias Penoles SA, Series CP
              (b) ...............................        37
      85    Kimberly-Clark de Mexico SA de CV,
              Class A ...........................       253
     166    Telefonos de Mexico SA, Series A ....       290

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Mexico, continued:
     658    Telefonos de Mexico SA, Series L ....  $  1,146
      30    Vitro SA ............................        28
                                                   --------
                                                      6,560
                                                   --------
NETHERLANDS (2.6%):
      64    ABN AMRO Holding NV .................     1,210
      46    Aegon NV ............................     1,297
      15    Akzo Nobel NV .......................       618
      20    ASM Lithography Holding NV (b) ......       449
      20    Corus Group PLC .....................        17
      37    Elsevier NV .........................       454
      17    Heineken NV .........................       687
      42    ING Groep NV ........................     2,733
       2    KLM Royal Dutch Airlines (b) ........        42
      34    Koninklijke Ahold NV ................     1,080
      42    Koninklijke KPN NV (b) ..............       236
      58    Philips Electronics NV ..............     1,524
      90    Royal Dutch Petroleum Co. ...........     5,165
      20    TNT Post Groep NV ...................       423
      27    Unilever NV .........................     1,621
      17    Wolters Kluwer CVA ..................       448
                                                   --------
                                                     18,004
                                                   --------
NEW ZEALAND (0.3%):
     295    Brierley Investments Ltd. ...........        78
     268    Carter Holt Harvey Ltd. .............       183
      78    Fisher & Paykel Industries Ltd. .....       368
      93    Fletcher Building Ltd. ..............        88
     136    Fletcher Challenge Forestry Ltd.
              (b) ...............................        16
     125    Lion Nathan Ltd. ....................       277
     384    Telecom Corp. of New Zealand Ltd. ...       870
                                                   --------
                                                      1,880
                                                   --------
NORWAY (1.2%):
      18    Bergesen Dy ASA, Class A ............       328
     201    Den Norske Bank ASA .................       870
      15    Elkem ASA ...........................       242
      14    Hafslund ASA, Class A ...............        57
      43    Hafslund ASA, Class B ...............       141
      26    Kvaerner ASA, Class A (b) ...........       185
      17    Leif Hoegh & Co., ASA (b) ...........       133
      30    Merkantildata ASA ...................        49
      25    Nok Frontline Ltd. ..................       428
      60    Norsk Hydro ASA .....................     2,542
      30    Norske Skogsindustrier ORD ASA ......       452
      51    Orkla ASA, Series A .................       923
      24    Petroleum Geo-Services ASA (b) ......       240
      17    SAS Norge ASA, Class B ..............       156
      16    Schibsted ASA .......................       159
      13    Smedvig ASA, Class A ................       118

                                       96
Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Norway, continued:
      12    Smedvig ASA, Class B ................  $     98
      62    Storebrand ASA ......................       441
      77    Telenor ASA .........................       318
      43    Tomra Systems ASA ...................       671
                                                   --------
                                                      8,551
                                                   --------
PHILIPPINES (0.3%):
   1,103    Ayala Land, Inc. ....................       112
     710    DMCI Holdings, Inc. (b) .............         4
     825    Filinvest Land, Inc. (b) ............        36
     137    International Container Terminal
              Services, Inc. (b) ................         6
     149    Ionics Circuit, Inc. ................        32
      85    Manila Electric Co., Class B ........        90
      89    Metropolitan Bank & Trust Co. (b) ...       342
   1,928    Petron Corp. (b) ....................        82
      37    Philippine Long Distance Telephone
              Co. ...............................       509
      55    Philippine National Bank (b) ........        46
     219    San Miguel Corp., Class B ...........       199
      33    Security Bank Corp. (b) .............        13
   3,802    SM Prime Holdings, Inc. .............       450
   2,543    Southeast Asia Cement Holdings, Inc.
              (b) ...............................         9
      35    Union Bank Philippines ..............        17
     330    Universal Robina Corp. ..............        33
                                                   --------
                                                      1,980
                                                   --------
PORTUGAL (0.6%):
     184    Banco Commercial Portuguese .........       686
      14    Banco Espirito Santo e Commerical de
              Lisboa SA, Registered Shares ......       196
     161    BPI-SGPS SA, Registered Shares ......       374
      31    Brisa Auto-Estradas .................       266
      16    Cimpor-Cimentos de Portugal, SGPS
              SA ................................       304
     232    Electricidade de Portugal SA ........       554
      14    Estabelecimentos Jeronimo Martins &
              Filho SA ..........................        91
     183    Portugal Telecom, SA (b) ............     1,280
     183    Portugal Telecom, SA (b) ............        25
     112    Sonae SGPS SA .......................        81
                                                   --------
                                                      3,857
                                                   --------
SINGAPORE (0.5%):
     106    Capitaland Ltd. (b) .................       145
      30    Chartered Semiconductor Manufacturing
              Ltd. (b) ..........................        75
      38    City Developments Ltd. ..............       147
       5    Creative Technology Ltd. ............        42

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Singapore, continued:
      20    Cycle & Carriage Ltd. ...............  $     35
      50    DBS Group Holdings Ltd. .............       368
      86    Keppel Corp. ........................       171
     176    Neptune Orient Lines Ltd. (b) .......       135
      63    Oversea - Chinese Banking Corp.,
              Ltd. ..............................       409
     104    Parkway Holdings ....................        54
      70    Singapore Airlines Ltd. .............       484
      44    Singapore Press Holdings Ltd. .......       488
     501    Singapore Telecommunications Ltd. ...       523
     254    United Industries ...................       118
      40    United Overseas Bank Ltd. ...........       253
      30    Venture Manufacturing Ltd. ..........       199
                                                   --------
                                                      3,646
                                                   --------
SOUTH AFRICA (0.5%):
      44    African Oxygen Ltd. .................        66
      32    Amalgamated Banks of South Africa
              Ltd. ..............................       149
       3    Anglogold Ltd. ......................       106
       8    Anglovaal Industries Ltd. ...........        10
       2    Astral Foods Ltd. ...................         3
       9    Aveng Ltd. ..........................         9
      13    Barlow Ltd. .........................        99
      31    Dimension Date Holdings PLC (b) .....       118
      39    Driefontein Consolidated Ltd. .......       177
       1    Edgars Consolidated Stores Ltd. .....         4
     342    Firstrand Ltd. ......................       365
      12    Imperial Holdings Ltd. (b) ..........       102
       4    Investec Group Ltd. (b) .............       125
      14    Iscor Ltd. ..........................        51
      15    Liberty Life Association of Africa
              Ltd. ..............................       110
      23    M Web Holdings Ltd. (b) .............         6
      33    Metropolitan Life Ltd. ..............        39
      18    Mih Holdings Ltd. (b) ...............        38
      31    Murray & Roberts Holdings Ltd. ......        24
      19    Nampak Ltd. .........................        27
       8    Nasionale Pers Beperk Ltd., Series
              N .................................        32
      13    Nedcor Ltd. .........................       254
      13    Pepkor Ltd. .........................         5
      24    Rembrandt Group Ltd. ................        54
      24    Remgro Ltd. .........................       170
      12    Rustenburg Platinum Holdings Ltd. ...       511
      13    Sappi Ltd. (b) ......................       110
      37    Sasol Ltd. ..........................       339
      19    Shoprite Holdings Ltd. ..............        14
      33    South African Breweries Ltd. ........       253
      72    Sun International Ltd. ..............        21
       9    Tiger Oats Ltd. .....................        66

                                       97
Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
South Africa, continued:
       6    Tradehold Ltd. (b) ..................  $      2
       4    Western Areas Gold Mining Ltd. ......        13
                                                   --------
                                                      3,472
                                                   --------
SPAIN (4.1%):
       8    Acerinox SA, Registered Shares ......       233
       6    ACS, Actividades de Construccion y
              Servicios SA ......................       180
       5    Altadis SA (b) ......................        71
      18    Autopistas Cesa .....................       164
      13    Azucarera Ebro Agricolas SA .........       148
     383    Banco Bilbao Vizcaya Argentina SA ...     4,953
     556    Banco Santander Central Hispano
              Americano SA ......................     5,035
      31    Benetton Group SpA ..................       413
      14    Corporacion Financiara Alba SA ......       305
      15    Corporacion Mapfre SA ...............       307
      43    Empresa Nacional de Electricidad
              SA ................................       488
     129    Endesa SA ...........................     2,059
       5    Fabrica Espanola de Productos
              Quimicos y Farmaceuticos ..........        58
      13    Fomento de Construcciones y Contratas
              SA ................................       241
      53    Gas Natural SDG SA ..................       863
      21    Grupo Dragados SA ...................       264
     119    Iberdrola SA ........................     1,526
       8    Inmobiliaria Metro SA ...............       110
      53    Modelo Continente SGPA SA ...........        62
     174    Repsol SA ...........................     2,864
      16    Sociedad General de Aquas de
              Barcelona SA ......................       224
      18    Sol Melia SA ........................       160
      34    Tabacalera SA .......................       480
     523    Telefonica SA (b) ...................     6,442
      18    Telefonica SA (b) ...................       219
      22    Telepizza SA (b) ....................        41
      35    Union Electric Fenosa SA ............       654
       9    Uralita SA ..........................        44
      15    Vallehermoso SA .....................        96
      13    Viscofan Industra Navarra de
              Envolturas Celulosicas SA .........        51
                                                   --------
                                                     28,755
                                                   --------
SWEDEN (1.3%):
      11    Atlas Copco AB, Series A ............       221
       5    Drott AB ............................        55
      33    Electrolux AB, Series B .............       459
      20    Gambro AB, Class A ..................       122
      47    Hennes & Mauritz AB, Class B ........       805

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Sweden, continued:
     450    LM Ericsson AB, Series B ............  $  2,458
      11    Netcom AB, Class B (b) ..............       360
      70    Nordic Baltic Holding AB ............       399
      68    Nordic Baltic Holding AB ............       391
      34    Securitas AB, Class B ...............       599
      21    Sek Skanska AB, Class B .............       199
      54    Skandia Forsakrings AB ..............       492
      56    Skandiaviska Enskilda Banken, Class
              A .................................       530
       6    SKF AB, Series B ....................        95
      31    Svenska Cellulosa AB, Series B ......       650
      54    Svenska Handelsdanken, Class A ......       774
       8    Trelleborg AB, Series B .............        60
       9    Volvo AB, Class B ...................       132
                                                   --------
                                                      8,801
                                                   --------
SWITZERLAND (1.8%):
      31    Abb Ltd. ............................       472
      10    Adecco SA ...........................       448
       8    CS Holding AG, Registered Shares
              (b) ...............................     1,248
       0    Givaudan (b)(c) .....................        54
       3    Holderbank Financiere Glarus ........       123
      10    Nestle SA ...........................     2,104
      72    Novartis AG .........................     2,598
      18    Roche Holding AG ....................     1,282
       5    Sfr Roche Holding AG Ords ...........       383
       0    Societe Generale de Surveillance
              Holdings SA (c) ...................        74
       1    Societe Suisse pour la
              Microelectronique et l'Horlogerie
              AG (b) ............................       245
       0    Swiss Reinsurance Corp., Registered
              Shares (c) ........................       779
       1    Swisscom AG, Registered Shares ......       336
       3    Syngenta AG (b) .....................       178
      11    UBS AG, Registered Shares ...........     1,608
       3    Zurich Financial Services AG ........       889
                                                   --------
                                                     12,821
                                                   --------
THAILAND (0.4%):
     242    Advance Agro PCL (b) ................        77
     144    Electricity Generating PCL ..........       124
     139    Hana Microelectronics PCL ...........       212
      57    I.C.C. International PCL ............       189
     106    Italian-Thai Development PCL (b) ....        26
     144    K.R. Precision PCL (b) ..............        18
     189    Nation Multimedia Group PCL (b) .....        46
     282    Nation Multimedia Group PCL, Foreign
              Registered Shares (b) .............        73
      31    Pizza PCL ...........................        27

                                       98
Continued

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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Thailand, continued:
     173    PTT Exploration & Production Public
              Co., Ltd. .........................  $    478
       6    Serm Suk PCL ........................        18
     124    Shinawatra Computer PCL (b) .........       472
      31    Siam Cement PCL, Foreign Registered
              Shares (b) ........................       335
   1,103    TelecomAsia Corp., PCL Foreign
              Registered Shares (b) .............       457
     141    Thai Rung Union Car PCL .............       199
      73    Tipco Asphalt PCL (b) ...............        15
     307    United Broadcasting Corp., PCL
              (b) ...............................        69
                                                   --------
                                                      2,835
                                                   --------
TURKEY (0.6%):
  10,347    Akcansa Cimento AS ..................        61
   2,995    Aksa Akrilik Kimya Sanayii AS .......        35
   4,880    Alarko Holding ......................        94
   3,518    Anadolu Efes Biracilik ve Malt
              Sanayii AS (b) ....................       135
  19,444    Arcelik AS ..........................       159
   5,053    AYGAS AS ............................       107
     931    Brisa Bridgestone Sabanci Lastik SAN,
              Sanayii ve Ticaret AS .............        21
   5,900    Cimentas AS .........................        92
   3,996    Cimsa Cimento Sanayii ve Ticaret
              AS ................................        35
     124    Cukurova Elektrik AS (c) ............         0
   7,048    Eczacibasi Ilac Sanayii ve Ticaret AS
              (b) ...............................        43
  10,971    Eregli Demir ve Celik Fabrikalari
              Sanayii ve Ticaret AS (b) .........       125
   3,235    Goodyear Lastikleri Sanayii ve
              Ticaret AS (b) ....................        19
   2,345    Ihlas Holding (b)(c) ................         0
     569    Kartonsan Karton Sanayii ve Ticaret
              AS ................................        22
   3,413    Kordsa Kord Bezi Sanayii ve Ticaret
              AS ................................        26
   2,711    Migros Turk Sanayii ve Ticaret AS ...       168
   1,525    Netas-Northern Elektrik
              Telekomunikasyon AS ...............        62
  16,415    Otosan Otomobil Sanayii ve Ticaret AS
              (b) ...............................       196
   1,071    Raks Elektronik Sanayii ve Ticaret AS
              (b) ...............................         3
   3,237    Tat Konserve Sanayii ve Ticaret
              AS ................................        14
   9,841    Tofas Turk Otomobil Fabrikas Sanayii
              ve Ticaret AS (b) .................        78
  14,946    Trakya Cam Sanayii ..................        49
   2,833    Turk Demir Dokum Fabrikalari Sanayii
              ve Ticaret AS .....................        10

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Turkey, continued:
  84,136    Turkiye Garanti Bankasi Sanayii ve
              Ticaret AS ........................  $    422
      14    Turkiye Is Bankasi Sanayii ve Ticaret
              AS, Class B .......................         9
 185,884    Turkiye Is Bankasi Sanayii ve Ticaret
              AS, Class C .......................     1,317
  37,415    Vestel Elektronik Sanayii ve Ticaret
              (b) ...............................        91
 232,062    Yapi ve Kredi Bankasi Sanayii ve
              Ticaret AS (b) ....................       721
                                                   --------
                                                      4,114
                                                   --------
UNITED KINGDOM (7.8%):
      20    3I Group PLC ........................       300
      56    Abbey National PLC ..................       967
     690    Amoco PLC ...........................     5,676
      34    Anglo American PLC ..................       513
      30    Arm Holdings PLC (b) ................       114
      10    BAA PLC .............................        90
     124    BAE Systems PLC .....................       594
      54    Barclays PLC ........................     1,647
      14    Barratt Developments PLC ............        67
      36    Bass PLC ............................       372
     135    BG Group PLC ........................       529
      44    Boots Co., PLC ......................       370
      14    British Aerospace PLC (b) ...........        13
      57    British Airways PLC .................       273
      53    British American Tobacco PLC ........       407
      19    British Land Co., PLC ...............       128
      64    British Sky Broadcasting Group PLC
              (b) ...............................       621
     232    British Telecommunications PLC ......     1,454
      61    Cable & Wireless PLC ................       358
      85    Cadbury Schweppes PLC ...............       570
      25    Canary Wharf Group PLC (b) ..........       194
     144    Centrica PLC ........................       459
      68    Chubb PLC (b) .......................       158
      49    Commercial Union PLC ................       674
      78    Compass Group PLC ...................       624
      89    Corus Group PLC .....................        75
     135    Diageo PLC ..........................     1,483
      59    Dixons Group PLC ....................       191
      29    Electrocomponents PLC ...............       222
      32    EMI Group PLC .......................       179
     200    Energis PLC (b) .....................       531
      43    GKN PLC .............................       417
     217    Glaxosmithkline PLC (b) .............     6,092

                                       99
Continued

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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
      78    Granada Compass PLC (b) .............  $    163
      41    Great Universal Stores PLC ..........       350
      79    Halifax PLC .........................       905
      47    Hanson PLC ..........................       348
      60    Hays PLC ............................       155
      33    Imperial Chemical Industries PLC ....       194
      44    Innogy Holdings PLC .................       136
     132    Invensys PLC ........................       250
      91    J Sainsbury PLC .....................       570
      68    Kidde PLC (b) .......................        77
      47    Kingfisher PLC ......................       257
      30    Ladbroke Group PLC ..................       100
      21    Land Securities PLC .................       258
     135    Lattice Group PLC (b) ...............       299
     189    Legal & General Group PLC ...........       426
     188    Lloyds TSB Group PLC ................     1,872
      17    Logica PLC ..........................       200
     100    Marconin PLC ........................       358
      99    Marks & Spencer PLC .................       360
      10    Misys PLC ...........................        72
      79    National Grid Group PLC .............       582
      44    National Power PLC (b) ..............       183
      25    Nycomed Amersham PLC ................       180
      23    P & O Princess Cruises PLC (b) ......       119
      25    Pearson PLC .........................       410
      23    Peninsular & Oriental Steam
              Navigation Co., PLC ...............        93
      53    Pilkington PLC ......................        74
      74    Prudential Corp., PLC ...............       898
      21    Railtrack Group PLC .................        97
      31    Rank Group PLC ......................        96
      41    Reed International PLC ..............       364
      83    Rentokil Initial PLC ................       281
      62    Reuters Group PLC ...................       800
      32    Rexam PLC ...........................       137
      43    Rio Tinto PLC .......................       753
       1    Rolls-Royce PLC .....................         2
      34    Royal Bank of Scotland Coupons
              (b) ...............................        42
      35    Royal Bank of Scotland Group PLC ....       769
      11    Schroders PLC .......................       123
      56    Scottish Power PLC ..................       408
      33    Smiths Industries PLC ...............       383
      22    Taylor Woodrow PLC ..................        59
     292    Tesco PLC ...........................     1,058
      40    The Sage Group PLC ..................       142
     100    Unilever PLC ........................       839
   3,541    Vodaphone Group PLC .................     7,819

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
      30    WPP Group PLC .......................  $    294
      80    Zeneca PLC ..........................     3,709
                                                   --------
                                                     54,426
                                                   --------
  Total Common Stocks                               643,861
                                                   --------
CORPORATE BONDS (0.0%):
SPAIN (0.0%):
 $    65    Banco Santander, 2.00%, 10/1/03 .....        52
                                                   --------
UNITED KINGDOM (0.0%):
      19    BG Transco Holdings PLC, 7.06%,
              12/14/09 * ........................        27
      19    BG Transco Holdings PLC, 4.19%,
              12/14/22 * ........................        27
      19    BG Transco Holdings PLC, 7.00%,
              12/16/24 ..........................        27
                                                   --------
                                                         81
                                                   --------
  Total Corporate Bonds                                 133
                                                   --------
OPALS (0.8%):
KOREA (0.4%):
      40    MSCI Korea Index Fund ...............     2,929
                                                   --------
TAIWAN (0.4%):
      36    MSCI Taiwan Opal B Index Fund .......     2,893
                                                   --------
  Total OPALS                                         5,822
                                                   --------
ISHARES (1.2%):
GERMANY (0.4%):
     168    MSCI Germany Index Fund .............     2,789
                                                   --------
HONG KONG (0.1%):
      70    MSCI Hong Kong Index Fund ...........       706
                                                   --------
JAPAN (0.5%):
     280    MSCI Japan Index Fund ...............     2,863
                                                   --------
KOREA (0.1%):
      52    iShares MSCI South Korea (b) ........       743
                                                   --------
SINGAPORE (0.0%):
      50    MSCI Singapore Free Index Fund ......       272
                                                   --------
TAIWAN (0.1%):
      90    MSCI Taiwan Index Fund ..............       949
                                                   --------
  Total iShares                                       8,322
                                                   --------
PREFERRED STOCKS (1.1%):
AUSTRALIA (0.2%):
     210    News Corp., Ltd. ....................     1,686
                                                   --------
BRAZIL (0.8%):
   1,035    Ambev Cia Bebid .....................       240
     100    Aracruz Celulose SA .................       190
  69,398    Banco Bradesco SA ...................       361

                                      100
Continued

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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
PREFERRED STOCKS, CONTINUED:
Brazil, continued:
   2,485    Banco do Estado De SA ...............  $    103
   8,230    Banco Itau SA .......................       710
  55,695    Bradespar SA (b) ....................        21
  20,012    Centrais Electricas Brasilieras
              SA ................................       236
   6,066    Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar ...............       140
   3,761    Companhia Energetica de Minas
              Gerais ............................        45
     140    Companhia Paulista de Forca e Luz ...         5
      29    Companhia Vale do Rio Doce, Series
              A .................................       660
  10,020    Embratel Participacoes SA ...........        76
       8    Marcopolo SA ........................        10
      59    Petroleo Brasileiro SA ..............     1,385
   9,577    Tele Centro Sul Participacoes .......        79
  13,410    Tele Norte Leste Participacoes ......       206
  27,580    Telesp Celular Participacoes ........       168
   3,218    Uniao de Bancos Brasileir ...........        72
   5,000    Votorantim Celulose e Papel SA ......       150
                                                   --------
                                                      4,857
                                                   --------
GERMANY (0.1%):
       5    Dyckerhoff AG .......................        88
       2    Man AG Vorzugsaktien ................        35
      11    RWE AG ..............................       332
      16    Volkswagen AG .......................       493
                                                   --------
                                                        948
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
PREFERRED STOCKS, CONTINUED:
ITALY (0.0%):
      24    Fiat SpA ............................  $    307
                                                   --------
  Total Preferred Stocks                              7,798
                                                   --------
RIGHTS (0.0%):
BRAZIL (0.0%):
      11    Vale Do Rio Doce Bond (c) ...........         0
                                                   --------
THAILAND (0.0%):
     348    TelecomAsia Corp., PCL (b)(c) .......         0
                                                   --------
  Total Rights                                            0
                                                   --------
U.S. TREASURY OBLIGATIONS (0.4%):
U.S. Treasury Notes (0.4%):
 $ 3,000    U.S. Treasury Notes, 5.63%, 9/30/01
              (d) ...............................     3,015
                                                   --------
  Total U.S. Treasury Obligations                     3,015
                                                   --------
INVESTMENT COMPANIES (1.9%):
  13,007    One Group Prime Money Market Fund,
              Class I ...........................    13,007
                                                   --------
  Total Investment Companies                         13,007
                                                   --------
Total (Cost $627,453)(a)                           $681,958
                                                   ========

------------
Percentages indicated are based on net assets of $694,872.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,039. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 161,617
                   Unrealized depreciation......................   (111,151)
                                                                  ---------
                   Net unrealized appreciation (depreciation)...  $  50,466
                                                                  =========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Serves as collateral for Futures Contracts.

ADR        American Depository Receipt
GDR        Global Depository Receipt

                                      101
Continued

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International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

The following represents the allocations by industry for common and preferred stocks based on net assets:

                                             INDUSTRY                            PERCENTAGE
                                             --------                            ----------
                   Business Equipment & Services...............................     4.2%
                   Capital Goods...............................................     2.5%
                   Consumer Durable............................................     7.5%
                   Consumer Non-Durable........................................     4.9%
                   Consumer Services...........................................    13.4%
                   Electrical..................................................     6.3%
                   Energy......................................................     5.0%
                   Financial Services..........................................    17.4%
                   Health Care.................................................     7.3%
                   Leisure.....................................................     1.9%
                   Multi-Industry..............................................     2.7%
                   Raw Materials...............................................     7.5%
                   Technology..................................................    10.5%
                   Transportation..............................................     2.9%
                   Utilities...................................................     5.5%

See notes to financial statements.

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS (85.6%):
ARGENTINA (0.4%):
      38    Banco Frances Rio SA ................  $    316
      40    El Sitio, Inc. (b) ..................        16
      22    Grupo Financiero Galicia ARS ........       329
      55    IMPSAT Fiber Networks, Inc. (b) .....       110
     835    PC Holdings SA ......................     1,128
      38    Siderar SA, Class A .................        69
     489    Siderca SA ..........................       948
      19    YPF Sociedad Anonima (b) ............       446
                                                   --------
                                                      3,362
                                                   --------
ASIA (0.0%):
     250    Kerry Properties Ltd. ...............       338
                                                   --------
AUSTRALIA (0.9%):
     169    BHP Billiton Ltd. (b) ...............       916
      24    Brambles Industries Ltd. ............       574
     159    Broken Hill Proprietary Co., Ltd. ...       839
      98    Coles Myer Ltd. .....................       314
      80    CSR Ltd. ............................       289
      83    Foster's Brewing Group Ltd. .........       231
      63    National Australia Bank Ltd. ........     1,128
      20    News Corp., Ltd. ....................       183
     100    Oil Search Ltd. (b) .................        61
      62    Onesteel Ltd. (b) ...................        29
      88    Orica Ltd. ..........................       199
       0    Paperlinx Ltd. (c) ..................         0
      60    Publishing and Broadcasting .........       277
      82    Santos Ltd. .........................       272
     200    TAB Limited .........................       317
      70    Telstra Corp., Ltd. .................       191
      89    Westpac Banking Corp. Ltd. ..........       654
      82    WMC Ltd. ............................       398
      30    Woodside Petroleum Ltd. .............       250
      47    Woolworth Ltd. ......................       261
                                                   --------
                                                      7,383
                                                   --------
AUSTRIA (0.1%):
      13    Flughafen Wien AG ...................       421
                                                   --------
BELGIUM (1.3%):
       9    Bekaert SA ..........................       331
      17    Bel Suez Lyonnaise Des Eaux SA ......       541
       2    Delhaize-Le Lion SA .................       106
       4    Electrabel SA .......................       803
      51    Foritg AG ...........................     1,241
       2    Glaverbel Mecansa ...................       113
      16    Groupe Bruxelles Lambert SA .........       915
      20    Interbrew Co. (b) ...................       535
      17    Kredietbank NV ......................       594
      29    Solvay SA ...........................     1,418

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Belgium, continued:
      17    Suez Lyonnaise Des Eaux Strip
              (b)(c) ............................  $      0
      26    Total Fina SA, Class B ..............     3,563
      26    Total Fina SA, Strip (b)(c) .........         0
       8    Union Miniere Group SA ..............       306
                                                   --------
                                                     10,466
                                                   --------
BERMUDA (0.0%):
      15    Flag Telecom Holdings Ltd. (b) ......        53
                                                   --------
BRAZIL (1.8%):
      20    Aracruz Celulose ADR ................       365
      30    Cemig Ca Energ ADR ..................       361
      97    Centrais Eletricas Brasileiras
              ADR ...............................       574
       8    Centrais Geradoras do Sul de Brasil
              ADR ...............................        57
       5    Companhia de Bebidas ADR ............       116
      21    Compania Vale do Rio Doce ADR .......       487
      10    Embratel Participacoes SA ADR .......        75
      28    Globo Cabo SA ADR (b) ...............       132
       8    Klabin Fabricadora ADR ..............        30
      20    Pao De Acucar GDR ...................       464
      56    Petroleo Brasileiro ADR (b) .........     1,310
      32    Petroleo Brasileiro SA ADR ..........       832
       6    Sider Nacional ADR ..................       110
      15    Tele Norte Leste Participacoes SA ADR
              (b) ...............................       233
  37,849    Telecomunicacoes Brasileiras SA
              (b)(c) ............................         0
      65    Telecomunicacoes Brasileiras SA ADR
              (b) ...............................     3,039
      83    Telefonica SA ADR (b) ...............     3,086
     167    Telekom Austria AG (b) ..............     1,025
      74    Unibanco Holdings GDR ...............     1,883
      50    Votorantim Celulose e Papel SA
              ADR ...............................       755
                                                   --------
                                                     14,934
                                                   --------
CANADA (0.0%):
       4    Alcan Aluminum Ltd. (b) .............       178
                                                   --------
CHILE (0.2%):
      14    Banco Santander ADR (b) .............       242
      27    Enersis SA ADR (b) ..................       408
      10    Lan Chile Sponsored ADR .............        94
      50    Telecomunicaciones de Chile SA ADR
              (b) ...............................       703
                                                   --------
                                                      1,447
                                                   --------
CHINA (1.6%):
     200    China Everbright Ltd. ...............       186
     165    China Petroleum & Chemical Corp. ....     3,275

                                      103
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
China, continued:
   4,000    China Shipping Development Co. Ltd.
              (b) ...............................  $    769
     376    China Unicom Ltd. (b) ...............       656
     228    China Unicom Ltd. ADR (b) ...........     4,027
   6,000    Guangshen Railway Co., Ltd. (b) .....     1,092
     150    Petrochina Co., Ltd. ADR ............     3,060
                                                   --------
                                                     13,065
                                                   --------
DENMARK (1.5%):
       3    Carlsberg A/S, Class B (b) ..........       122
       0    D/S 1912, Class B (c) ...............       902
       0    D/S Svendborg A/S, Class B (c) ......     1,796
       6    Danisco A/S .........................       215
     138    Danske Bank .........................     2,471
      10    Falck A/S ...........................     1,143
      20    GN Store Nord A/S (GN Great
              Nordic) ...........................       180
       2    ISS A/S (b) .........................       120
      36    Nordic Baltic Holding AB (b) ........       204
      70    Novo Nordisk A/S ....................     3,080
      55    Tele Danmark A/S, Class B ...........     1,974
                                                   --------
                                                     12,207
                                                   --------
EUROPE (0.3%):
     300    Orange SpA (b) ......................     2,438
       7    Tiscali SpA (b) .....................        63
                                                   --------
                                                      2,501
                                                   --------
FINLAND (3.9%):
     260    Aldata Solution Oyj (b) .............       891
      20    FNM Instrumentarium .................       565
      25    Hartwall Oy AB ......................       401
      48    Hpy Holding Oyj, Class A ............       791
     330    Jot Automation Group Oyj ............       148
      62    Kesko Oy ............................       444
       8    Kone Corp., Class B .................       534
      14    Metra AB, Class B ...................       284
       9    Metso Oyj ...........................       105
     891    Nokia Oyj, Class A ..................    20,187
      16    Pohjola Insurance Group, Class B ....       309
     276    Sampo Insurance Co. .................     2,348
       4    Sanitec Oyj .........................        52
     130    Sonera Group Oyj ....................     1,014
      15    Stockmann Oyj, Class A ..............       128
       3    Stockmann Oyj, Class B ..............        21
      82    Stonesoft Oyj (b) ...................       177
      75    Stora Enso Oyj, R Shares ............       813
     100    Tecnomen Oyj (b) ....................       220
      10    Tieto Corp., Class B ................       223

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Finland, continued:
     109    UPM-Kymmene Corp. ...................  $  3,066
                                                   --------
                                                     32,721
                                                   --------
FRANCE (7.0%):
      31    Accor SA ............................     1,306
      79    Alcatel Alsthom .....................     1,642
       7    Alcatel O ADR .......................        81
     102    AXA .................................     2,907
      42    Banque Nationale de Paris ...........     3,624
       4    BIC .................................       153
      13    Canal Plus ..........................        40
       5    Cap Gemini Sogeti SA ................       333
      20    Carrefour SA ........................     1,034
      18    Coflexip SA .........................     2,711
       7    Compagnie de Saint Gobain ...........       922
      16    Dexia ...............................       249
     158    Dexia-Strip (b) .....................         1
       2    Eridania Beghin-Say SA ..............       132
      53    France Telecom SA ...................     2,549
      16    Groupe Danone .......................     2,172
       1    Imetal SA ...........................       109
       8    L'Air Liquide, Registered Shares
              (b) ...............................     1,095
      38    L'Oreal SA ..........................     2,471
      13    Lafarge SA ..........................     1,069
      10    Lagardere SCA .......................       471
       2    Legrand SA ..........................       372
      29    LVMH (Moet Hennessy Louis
              Vuitton) ..........................     1,466
      18    Michelin, Class B, Registered
              Shares ............................       572
       5    Pechiney SA, Class A ................       254
       4    Pernod-Ricard .......................       271
       6    Pinault Printemps Redoute SA ........       905
       6    PSA Peugeot .........................     1,554
      10    Renault SA (b) ......................       451
      38    Rhone-Poulenc SA ....................     3,028
      73    Sanofi Synthelabo SA ................     4,774
       9    Schneider SA ........................       487
      56    Societe Generale, Class A ...........     3,334
      20    STMicroelectronics NV ...............       694
      90    Suez Lyonnaise Des Eaux SA ..........     2,880
       7    Thomson CSF .........................       252
      55    Total SA, Class B ...................     7,647
      27    Usinor ..............................       283
       4    Valeo SA ............................       142
      81    Vivendi Universal SA ................     4,703
                                                   --------
                                                     59,140
                                                   --------
GERMANY (4.9%):
      15    Allianz AG ..........................     4,530
      37    BASF AG .............................     1,433

                                      104
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Germany, continued:
      57    Bayer AG ............................  $  2,211
      19    Bayerische Vereinsbank AG ...........       940
       6    Beiersdorf AG, Series ABC ...........       648
       2    Biodata Information Tech (b) ........        22
      48    Daimler-Chrysler AG .................     2,209
      53    Deutsche Bank AG, Registered
              Shares ............................     3,810
     163    Deutsche Telekom AG .................     3,668
      30    Dresdner Bank AG ....................     1,375
      11    Hochtief AG .........................       209
      10    Infineon Technologies AG (b) ........       235
       6    Linde AG ............................       233
      34    Lufthansa AG ........................       542
      28    Metro AG ............................     1,044
      13    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered
              Shares ............................     3,755
      26    Preussag AG .........................       793
      34    RWE AG ..............................     1,365
      12    SAP AG ..............................     1,593
      17    Schering AG .........................       882
      54    Siemens AG ..........................     3,268
      30    Suess Microtec (b) ..................       876
      10    T-Online International AG (b) .......        84
      42    Thyssen Krupp AG ....................       547
      58    VEBA AG .............................     3,038
      30    Volkswagen AG .......................     1,387
                                                   --------
                                                     40,697
                                                   --------
GREECE (0.6%):
      64    Alpha Credit Bank SA ................     1,343
      40    Bank of Piraeus .....................       433
      15    Commercial Bank of Greece SA ........       541
      25    Cosmote SA GDR (b) ..................       449
      10    Eurobank ............................       127
      13    Hellenic Bottling Co., SA ...........       147
      20    Hellenic Telecommunication
              Organization ......................       261
      30    National Bank of Greece SA ..........       888
     100    Panafon Hellenic Telecom SA .........       540
                                                   --------
                                                      4,729
                                                   --------
HONG KONG (4.3%):
     350    ASAT Holdings Ltd. ADR (b) ..........     1,600
   1,988    Beijing Datang Power Generation
              Ltd. ..............................       682
     500    China Mobile Ltd. (b) ...............     2,641
     116    CLP Holdings Ltd. ...................       486
       5    Cnooc Ltd, ADR (b) ..................        95
     200    DAH Sing Financial Group (b) ........     1,033
   2,100    Denway Motors Ltd (b) ...............       754
     111    Hang Seng Bank Ltd. .................     1,136

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Hong Kong, continued:
   1,000    HKCB Bank Holding Co., Ltd. .........  $    468
     379    Hong Kong & China Gas Co., Ltd. .....       477
      22    Hong Kong Electric Holdings Ltd. ....        83
     100    HSBC Holdings PLC ...................     1,183
     649    HSBC Holdings PLC ...................     7,684
   2,000    Huaneng Power International Inc.
              (b) ...............................     1,224
     392    Hutchison Whampoa Ltd. ..............     3,959
     877    Hysan Development Co., Ltd. .........     1,119
     800    I-Cable Communications Ltd. (b) .....       446
     406    Johnson Electric Holdings ...........       557
     826    Li & Fung Ltd. ......................     1,356
     504    MTR Corp. ...........................       862
       0    New World China Land Ltd. (b)(c) ....         0
      87    New World Development Co., Ltd. .....       106
   1,722    Pacific Century Cyberworks Ltd.
              (b) ...............................       491
   1,000    Qingling Motors Co. .................       244
      70    Serono SA ADR .......................     1,747
      91    Sun Hung Kai Properties Ltd. ........       817
     715    Sunevision Holdings Ltd. (b) ........       159
   2,150    Tracker Fund of Hong Kong ...........     3,639
     104    Wharf (Holdings) ....................       217
   2,500    Yizheng Chemical Fibre Co. (b) ......       538
   2,000    Zhejiang Expressway Co., Ltd. .......       487
                                                   --------
                                                     36,290
                                                   --------
INDIA (0.2%):
      65    Aptech Ltd. GDR (b) .................        61
       4    Infosys Technologies Ltd. ...........       260
      25    Larsen & Toubro Ltd. GDR (b) ........       244
      25    Mahanagar Telephone Nigam Ltd. ......       137
     125    Mahindra & Mahindra Ltd. GDR (b) ....       238
      25    Ranbaxy Laboratories Ltd. GDR (b) ...       286
      25    Reliance Industries Ltd. GDR (b) ....       390
      30    Videsh Sanchar Nigam Ltd. ADR .......       402
                                                   --------
                                                      2,018
                                                   --------
IRELAND (1.9%):
     218    Allied Irish Banks PLC ..............     2,436
     292    Bank of Ireland .....................     2,896
     321    CRH PLC .............................     5,385
     561    Independent Newspapers PLC ..........     1,116
     163    Kerry Group, Class A PLC ............     1,858
      25    Magic Software Enterprises Ltd.
              (b) ...............................        53
       1    Riverdeep Group PLC ADR (b) .........        28
      25    Ryanair Holdings PLC (b) ............       156
   1,121    Smurfit (Jefferson) Group ...........     2,069
                                                   --------
                                                     15,997
                                                   --------

                                      105
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
ISRAEL (0.0%):
      35    Partner Communications Co., Ltd. ADR
              (b) ...............................  $    167
                                                   --------
ITALY (1.8%):
      65    Assicurazioni Generali SpA ..........     1,953
     100    Banca Popolare di Milano ............       394
      82    Bancario San Paolo di Torino ........     1,057
     210    Banco Ambrosiano Veneto SpA .........       741
     168    Eni Spa .............................     2,048
     187    Mediaset SpA ........................     1,574
     160    Pirelli SpA .........................       446
     270    Telecom Italia Mobile SpA ...........     2,423
     550    Telecom Italia Mobile SpA di Risp ...     2,803
     282    Unicredito Italiano SpA .............     1,210
                                                   --------
                                                     14,649
                                                   --------
JAPAN (12.0%):
       8    Acom Co., Ltd. ......................       706
       5    Advantest Corp. .....................       429
      74    Ajinomoto Co., Inc. .................       794
     217    Asahi Bank Ltd. .....................       470
     140    Asahi Chemical Industry Co., Ltd. ...       588
      18    Benesse Corp. .......................       564
      60    Canon, Inc. .........................     2,425
      20    Cawachi Ltd. (b) ....................     1,187
      74    Dai Nippon Printing Co., Ltd. .......       903
      87    Dai-Ichi Pharmaceuticals ............     2,013
      82    Dainippon Ink & Chemicals, Inc. .....       230
     100    Dainippon Pharmaceutical Co.,
              Ltd. ..............................     1,355
      14    Daito Trust Construction Co.,
              Ltd. ..............................       237
      44    Daiwa Securities Co., Ltd. ..........       460
       0    East Japan Railway Co. (c) ..........       537
      15    Fanuc Co., Ltd. .....................       747
     180    Fuji Heavy Industries Ltd. (b) ......     1,325
      10    Fuji Photo Film Co., Ltd. ...........       431
      40    Fujitsu Ltd. ........................       420
      70    Furukawa Electric Co., Ltd. .........       558
     173    Hankyu Corp. ........................       578
      10    Hirose Electric Co., Ltd. ...........       762
      60    Hitachi Chemical Co., Ltd. ..........       774
      83    Hitachi Ltd. ........................       815
     317    Itochu Corp. (b) ....................     1,289
      30    Kao Corp. ...........................       746
     600    Kawasaki Steel Corp. ................       712
       0    Kceo, Inc. (c) ......................       143
     200    Keisei Electric Railway Co. .........       613
      25    Kobayashi Pharmaceutical Co.,
              Ltd. ..............................     1,231
      50    Kokusai Electric Co., Ltd. ..........       314
      70    Komatsu Ltd. ........................       321
     136    Kubota Corp. ........................       541

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
      21    Kyocera Corp. .......................  $  1,852
      34    Lawson, Inc. ........................     1,254
     208    Marubeni Corp. (b) ..................       400
      78    Mitsubishi Corp. ....................       629
     245    Mitsubishi Electric Corp. ...........     1,214
     103    Mitsubishi Estate Co., Ltd. .........       947
     127    Mitsubishi Heavy Industries Ltd. ....       579
       0    Mitsubishi Tokyo Financial Group,
              Inc. (c) ..........................     1,593
      70    Mitsui Fudosan Co., Ltd. ............       754
       0    Mizuho Holdings, Inc. (c) ...........     1,325
      42    Murata Manufacturing Co., Ltd. ......     2,792
      12    Nintendo Co., Ltd. ..................     2,184
      14    Nippon Telegraph and Telephone
              Corp. .............................       372
       1    Nippon Telegraph and Telephone
              Corp. .............................     4,660
      30    Nitto Denko Corp. ...................       866
     177    Nomura Securities Co., Ltd. .........     3,392
      70    NSK Ltd. ............................       303
       0    NTT Data Corp. (c) ..................       872
       0    NTT Mobile Communication (c) ........     1,566
      36    Omron Corp. .........................       651
      12    Promise Co., Ltd. ...................       964
      75    Ricoh ...............................     1,618
       6    Rohm Co., Ltd. ......................       932
      61    Sankyo Co., Ltd. ....................     1,678
      28    Sankyo Co., Ltd. ....................       505
     104    Sanyo Electric Co., Ltd. ............       657
      10    Sanyo Shinpan Finance Co., Ltd. .....       350
      40    Sekisui Chemical Co., Ltd. ..........       165
     107    Sekisui House Ltd. ..................       909
      49    Seven-Eleven Japan Ltd. .............     1,913
      93    Sharp Corp. .........................     1,268
      32    Shin-Etsu Chemical Co. ..............     1,175
       0    SKY Perfect Communications Inc.
              (b)(c) ............................       407
      60    Skylark Co., Ltd. ...................     1,708
       3    SMC Corp. ...........................       321
      17    Softbank Corp. ......................       551
      83    Sony Corp. ..........................     5,457
     130    Sumitomo Bank Ltd. ..................     1,074
      74    Sumitomo Corp. ......................       518
      83    Sumitomo Heavy Industries Ltd.
              (b) ...............................       116
     462    Sumitomo Metal Industries Ltd.
              (b) ...............................       278
      60    Taiyo Yuden Co., Ltd. ...............     1,597
     120    Takeda Chemical Industries Ltd. .....     5,581
      32    Tokyo Electric Power Co., Ltd. ......       837
       7    Tokyo Electron Ltd. .................       424

                                      106
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
      40    Tokyo Ohka Kogyo Co., Ltd. ..........  $    609
     448    Tokyu Corp. .........................     2,443
      77    Toray Industries, Inc. ..............       307
     100    Toshiba Corp. .......................       528
      39    Tostem Corp. ........................       641
      40    Toto Ltd. ...........................       279
      27    Toyo Information ....................     1,050
      30    Toyo Seikan Kaisha Ltd. .............       430
      75    Toyoda Automatic Loom Works .........     1,546
     162    Toyota Motor Corp. ..................     5,703
      10    Trend Micro, Inc. (b) ...............       375
       0    Yahoo Japan Corp. (c)(b) ............     1,030
      70    Yamato Transport Co., Ltd. ..........     1,468
       0    Yen Ufj Holdings (c) ................       538
                                                   --------
                                                    101,373
                                                   --------
KOREA (3.0%):
      20    Cheil Communications, Inc. ..........     1,738
     800    Good Morning Securities (b) .........     3,168
     120    Hyundai Motor Co., Ltd. .............     2,611
     334    Kia Motors Corp. (b) ................     2,801
     283    Korea Electric Power Corp. ..........     5,260
      88    LG Chem Ltd. (b) ....................     1,171
     206    LG Investment & Securities (b) ......     1,456
      45    Samsung Corp. .......................       260
      16    Samsung Display Devices Co. .........       757
      12    Samsung Electro-Mechanics Co. .......       427
       5    Samsung Electronics Co. .............       709
     400    Samsung Heavy Industries (b) ........     1,692
     258    Shinhan Bank ........................     2,649
                                                   --------
                                                     24,699
                                                   --------
MALAYSIA (0.1%):
      98    Webs - Malaysia Index Series (b) ....       423
                                                   --------
MEXICO (3.5%):
     160    ALFA SA de CV, Class A ..............       221
   3,881    America Movil SA de CV ..............     4,031
     370    Cemex SA de CV, Series CPO ..........     1,963
      27    Cemex SA de OV ADR (b) ..............         7
   1,135    Cifra SA de CV, Series V (b) ........     3,072
     646    Desc SA de CV, Series B (b) .........       281
     154    Empresas La Moderna SA de CV (b) ....       111
      33    Fomento Economico Mexicano SA de CV
              ADR ...............................     1,431
     229    Grupo Carso SA de CV, Series A-1
              (b) ...............................       678
   1,029    Grupo Financiero Banamex Accival SA
              de CV (b) .........................     2,653
   1,457    Grupo Financiero Bancomer SA de CV,
              Class O (b) .......................     1,438

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Mexico, continued:
     229    Grupo Industrial Bimbo SA de CV,
              Series A ..........................  $    404
     203    Grupo Mexico SA de CV, Class B
              (b) ...............................       528
     873    Grupo Modelo SA, Series C ...........     2,372
     692    Grupo Televisa SA, Series CPO (b) ...     1,378
     104    Industrias Penoles SA, Series CP
              (b) ...............................       119
     485    Kimberly-Clark de Mexico SA de CV,
              Class A ...........................     1,443
   3,881    Telefonos de Mexico SA, Series L ....     6,765
                                                   --------
                                                     28,895
                                                   --------
NETHERLANDS (4.6%):
     189    ABN AMRO Holding NV .................     3,545
      49    Aegon NV ............................     1,371
      25    Akzo Nobel NV .......................     1,057
      15    ASM Lithography Holding NV (b) ......       336
      40    Completel Europe NV .................        92
      37    Elsevier NV .........................       465
      36    Fortis NV (b) .......................       875
      19    Heineken NV .........................       750
      12    Hollandsche Benton ..................       164
      30    IHC Caland NV (b) ...................     1,511
      95    ING Groep NV ........................     6,199
     104    Koninklijke Ahold NV ................     3,249
     133    Koninklijke KPN NV (b) ..............       752
      17    Oce NV ..............................       176
     123    Philips Electronics NV ..............     3,257
     175    Royal Dutch Petroleum Co. ...........    10,093
      30    TNT Post Groep NV ...................       633
      48    Unilever NV .........................     2,858
      35    Wolters Kluwer CVA ..................       939
                                                   --------
                                                     38,322
                                                   --------
NEW ZEALAND (0.4%):
     800    Carter Holt Harvey Ltd. .............       547
     283    Fletcher Building Ltd. ..............       269
     250    Lion Nathan Ltd. ....................       552
     199    Sky Network Televison Ltd. (b) ......       271
     842    Telecom Corp. of New Zealand Ltd. ...     1,906
      70    Tower Ltd. (b) ......................       146
                                                   --------
                                                      3,691
                                                   --------
NORWAY (2.4%):
      66    Bergesen Dy ASA, Class A ............     1,203
      64    Den Norske Bank ASA .................       278
     300    Golar LNG Ltd. (b) ..................     2,057
      30    Hafslund ASA, Class A ...............       122
      80    Kvaerner ASA, Class A (b) ...........       561
      18    Leif Hoegh & Co., ASA (b) ...........       140
      70    Norsk Hydro ASA .....................     2,952

                                      107
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Norway, continued:
     108    Norske Skogsindustrier ORD ASA ......  $  1,641
     220    Nycomed Amersham PLC, Class B .......     1,615
     129    Orkla ASA, Series A .................     2,338
     235    Smedvig ASA, Class A ................     2,137
     125    Statoil ASA (b) .....................       924
      50    Tandberg Asa (b) ....................       635
     200    Telenor ASA .........................       824
     180    TGS Nopec Geophysical Co. ASA (b) ...     2,680
                                                   --------
                                                     20,107
                                                   --------
PORTUGAL (0.1%):
      29    Portugal Telecom SA (b) .............       205
      29    Portugal Telecom, SA (b) ............         4
      50    Telecel Communicacoes Pessoai .......       408
                                                   --------
                                                        617
                                                   --------
SINGAPORE (2.0%):
     598    Capitaland Ltd. (b) .................       820
     221    City Developments Ltd. ..............       854
      46    Creative Technology Ltd. ............       382
     175    Datacraft Asia Ltd. .................       713
     236    DBS Group Holdings Ltd. .............     1,733
      95    Del Monte Pacific Ltd. ..............        24
     450    Flextech Holdings Ltd. ..............       191
      87    Fraser & Neave ......................       381
     281    Keppel Corp. ........................       558
     100    Natsteel Ltd. .......................        66
     152    Oversea - Chinese Banking Corp.,
              Ltd. ..............................       994
     210    Overseas Union Bank Ltd. ............     1,089
     200    Sembcorp Industries Ltd. ............       177
      35    Silverline Techologies Ltd. ADR
              (b) ...............................       107
     214    Singapore Airlines Ltd. .............     1,480
     110    Singapore Press Holdings Ltd. .......     1,207
   1,497    Singapore Telecommunications Ltd. ...     1,561
   1,025    SPH Asiaone Ltd. (b) ................       104
     150    St. Assembly Test Services Ltd. ADR
              (b) ...............................     1,508
     137    United Overseas Bank Ltd. ...........       865
     245    Venture Manufacturing Ltd. ..........     1,627
                                                   --------
                                                     16,441
                                                   --------
SOUTH KOREA (4.5%):
      60    ChungHo Comnet Co., Ltd. ............       593
     150    Daeduck GDS Co., Ltd. ...............     1,044
     380    Daelim Industrial Co. ...............     3,010
     220    Daishin Securities Co. ..............     2,005
      20    Dongwon Securities Co., Ltd. ........        50
     400    Hana Bank ...........................     2,922
     215    Hanaro Telecom Inc. (b) .............       562
      10    Handan BroadInfoCom Co., Ltd. (b) ...       646

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
South Korea, continued:
      82    Housing & Commercial Bank ...........  $  1,835
     250    Hyosung Corp. (b) ...................     2,884
      35    Insung Information (b) ..............       144
     100    Kookmin Credit Card Co., Ltd. .......     2,845
     259    KorAm Bank (b) ......................     1,745
      55    Korea Electric Terminal Co. .........       548
      15    Korean Telecom Corp. ................       601
       4    Krw Korea Telecom Freetel (b) .......       109
      20    LG Ad, Inc. .........................       814
     100    LG Cable Ltd. .......................     1,392
      20    LG Electronic GDR (b) ...............        61
     450    LG Engineering and Construction
              Ltd. ..............................     3,736
       8    LG Home Shopping, Inc. ..............       332
       4    Lotte Chilsung Beverage Co. .........       587
      32    Nong Shim Co., Ltd. (b) .............     1,260
      20    Pacific Corp. .......................       989
      20    Pohang Iron & Steel Co., Ltd. .......     1,599
      10    Pohang Iron & Steel Co., Ltd.,
              ADR ...............................       197
     300    Pyung Hwa Industrial Co. ............       591
      80    Samyoung Heat Exchanger Co., Ltd. ...     1,969
     788    Sewon Telecom Ltd. ..................     2,272
       1    SK Telecom Co., Ltd. ................       177
                                                   --------
                                                     37,519
                                                   --------
SPAIN (3.4%):
      13    Acerinox SA, Registered Shares ......       365
      30    Autopistas Cesa .....................       277
     398    Banco Bilbao Vizcaya Argentina SA ...     5,149
     683    Banco Santander Central Hispano
              Americano SA ......................     6,188
       9    Corporacion Mapfre SA ...............       188
     122    Endesa SA ...........................     1,940
      31    Fomento de Construcciones y Contratas
              SA ................................       596
      20    Gas Natural SDG SA ..................       329
      20    Grupo Prisa SA (b) ..................       213
      99    Iberdrola SA ........................     1,265
     187    Repsol SA ...........................     3,082
     561    Telefonica SA (b) ...................     6,921
       7    Telefonica SA (b) ...................        87
      10    Terra Networks SA (b) ...............        73
      64    Union Electric Fenosa SA ............     1,199
      29    Vallehermoso SA .....................       185
      58    Zardoya Otis SA .....................       522
                                                   --------
                                                     28,579
                                                   --------
SWEDEN (1.7%):
      95    Autoliv, Inc. .......................     1,632

                                      108
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Sweden, continued:
      50    Bure Invesment Aktiebolaget .........  $    146
      25    Capio AB (b) ........................       183
     275    Enea Data AB ........................       149
      68    Hennes & Mauritz AB, Class B ........     1,165
      83    HiQ International AB ................       200
     400    LM Ericsson AB, Series B ............     2,186
       5    Mo Och Domsjo AB, Series B ..........       100
      60    Netcom AB, Class B (b) ..............     1,949
     404    Nordic Baltic Holding AB ............     2,308
      79    Novestra AB (b) .....................        69
       8    Observer AB-B Shares ................        52
      42    PerBio Science AB (b) ...............       522
      30    Poolia AB ...........................       276
      33    Pyrosequencing AB (b) ...............       171
      30    Skandia Forsakrings AB ..............       276
      70    Sparbanken Sverige AB, Swedbank .....       810
      99    Svenska Handelsdanken, Class A ......     1,414
       1    Syngenta AB (b) .....................        63
     170    Telelogic AB (b) ....................       250
                                                   --------
                                                     13,921
                                                   --------
SWITZERLAND (3.5%):
      60    Abb Ltd. ............................       903
      10    Adecco SA ...........................       471
      50    Carrier1 International ADR (b) ......        35
      17    CS Holding AG, Registered Shares
              (b) ...............................     2,832
       0    Givaudan (b)(c) .....................       134
       3    Holcim Ltd., Class B ................       568
      22    Nestle SA ...........................     4,620
     158    Novartis AG .........................     5,705
      53    Roche Holding AG ....................     3,840
       1    Societe Suisse pour la
              Microelectronique et l'Horlogerie
              AG (b) ............................       154
       0    Swatch Group (b)(c) .................       166
       1    Swiss Reinsurance Corp., Registered
              Shares ............................     1,859
       7    Swisscom AG, Registered Shares ......     1,619
      10    Syngenta AG (b) .....................       535
      26    UBS AG, Registered Shares ...........     3,669
       6    Zurich Financial Services AG ........     2,093
                                                   --------
                                                     29,203
                                                   --------
TAIWAN (0.8%):
      40    Acer, Inc. GDR (b) ..................       132
      10    Ase Test Ltd. (b) ...................       128
      51    Asustek Computer, Inc. GDR ..........       220
      31    China Steel Corp. GDR ...............       314
      23    Gigamedia Ltd. (b) ..................        29
      31    Hon Hai Precision GDR ...............       375

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Taiwan, continued:
      38    Powerchip Semiconductor GDR (b) .....  $    227
     368    Ritek Corp. GDR (b) .................     1,470
      60    Synnex Technology International Corp.
              GDR ...............................       318
      75    Systex Corp. ADR (b) ................       255
     130    Taiwan Semiconductor Manufacturing
              Co., Ltd. ADR (b) .................     1,983
     139    United Microelectronics Corp. ADR
              (b) ...............................     1,239
      28    Winbond Electronic Corp. GDR (b) ....       232
                                                   --------
                                                      6,922
                                                   --------
TURKEY (0.0%):
      65    Turkcell Iletisim ADR (b) ...........       181
                                                   --------
UNITED KINGDOM (10.2%):
      73    Abbey National PLC ..................     1,268
   1,245    Amoco PLC ...........................    10,236
      30    AWG PLC .............................       252
     182    BAE Systems PLC .....................       869
      82    Barclays PLC ........................     2,500
      97    Bass PLC ............................     1,014
     253    BG Group PLC ........................       994
      40    BOC Group PLC .......................       591
       5    Bookham Technology PLC ADR (b) ......        13
      62    Boots Co., PLC ......................       527
      84    British Airways PLC .................       403
      69    British American Tobacco PLC ........       528
     114    British Sky Broadcasting Group PLC
              (b) ...............................     1,101
     429    British Telecommunications PLC ......     2,692
     130    Cable & Wireless PLC ................       758
     110    Cadbury Schweppes PLC ...............       741
      89    Carlton Communications PLC ..........       423
     269    Centrica PLC ........................       857
     100    Commercial Union PLC ................     1,383
     100    Compass Group PLC ...................       796
     346    Corus Group PLC .....................       293
     303    Diageo PLC ..........................     3,324
     100    Dimensions Data Holdings PLC (b) ....       378
      51    EMI Group PLC .......................       287
     180    Energis PLC (b) .....................       478
     422    Glaxosmithkline PLC (b) .............    11,837
     100    Granada Compass PLC (b) .............       208
      33    Great Universal Stores PLC ..........       286
      69    Hanson PLC ..........................       508
      77    Imperial Chemical Industries PLC ....       454
     129    Innogy Holdings PLC .................       402
     208    Invensys PLC ........................       393
     187    J Sainsbury PLC .....................     1,167

                                      109
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
     102    Kingfisher PLC ......................  $    554
     200    Ladbroke Group PLC ..................       669
     253    Lattice Group PLC (b) ...............       562
     334    Lloyds TSB Group PLC ................     3,336
     228    Marconin PLC ........................       812
     212    Marks & Spencer PLC .................       770
     129    National Power PLC (b) ..............       542
     100    Old Mutual PLC ......................       227
     150    Parthus Technologies PLC (b) ........       115
      50    Pearson PLC .........................       824
     201    Prudential Corp., PLC ...............     2,430
      89    Rank Group PLC ......................       280
      90    Reed International PLC ..............       797
     115    Rentokil Initial PLC ................       392
     141    Reuters Group PLC ...................     1,824
      96    Rio Tinto PLC .......................     1,696
      27    RMC Group PLC (b) ...................       248
      68    Rolls-Royce PLC .....................       224
     161    Royal & Sun Alliance Insurance Group
              PLC ...............................     1,211
     122    Royal Bank of Scotland Group PLC ....     2,686
      50    Schroders PLC .......................       577
      92    Scottish Power PLC ..................       677
     200    Smith & Nephew PLC ..................     1,035
      18    Smiths Industries PLC ...............       205
     110    Taylor Woodrow PLC ..................       297
     491    Tesco PLC ...........................     1,780
     232    Unilever PLC ........................     1,953
   3,078    Vodaphone Group PLC .................     6,797
      60    WPP Group PLC .......................       587
      90    Zeneca PLC ..........................     4,162
                                                   --------
                                                     86,230
                                                   --------
UNITED STATES (0.7%):
      75    Asia Global Crossing Ltd. (b) .......       446
      10    Decode Genetics, Inc. (b) ...........       123
     200    Hynix Semiconductor GDR (b) .........     2,200
       5    Infocus Corp. (b) ...................        83
      45    Starmedia Network, Inc. (b) .........        84
      70    Teekay Shipping Corp. ...............     2,801
       4    Transocean Sedco Forex, Inc. ........       165
                                                   --------
                                                      5,902
                                                   --------
  Total Common Stocks                               715,788
                                                   --------
CORPORATE BONDS (0.0%):
UNITED KINGDOM (0.0%):
 $    36    BG Transco Holdings PLC, 7.06%,
              12/14/09* .........................        50

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
United Kingdom, continued:
 $    36    BG Transco Holdings PLC, 4.19%,
              12/14/22* .........................  $     53
      36    BG Transco Holdings PLC, 7.00%,
              12/16/24 ..........................        51
                                                   --------
  Total Corporate Bonds                                 154
                                                   --------
ISHARES (1.7%):
FRANCE (0.2%):
     100    MSCI France Index Fund ..............     2,000
                                                   --------
GERMANY (0.4%):
     225    MSCI Germany Index Fund .............     3,735
                                                   --------
JAPAN (0.9%):
     655    MSCI Japan Index Fund ...............     6,695
                                                   --------
UNITED KINGDOM (0.2%):
     110    MSCI United Kingdom Index Fund ......     1,733
                                                   --------
  Total iShares                                      14,163
                                                   --------
PREFERRED STOCKS (0.4%):
AUSTRALIA (0.2%):
     162    News Corp., Ltd. ....................     1,295
                                                   --------
BRAZIL (0.0%):
  57,000    Telecomunicacoes Brasileiras SA
              (b) ...............................         1
                                                   --------
GERMANY (0.1%):
      29    Man AG Vorzugsaktien ................       496
      10    RWE AG ..............................       301
                                                   --------
                                                        797
                                                   --------
SOUTH KOREA (0.1%):
     200    Daishin Securities Co. ..............       778
      25    LG Investment & Securities (b) ......        85
                                                   --------
                                                        863
                                                   --------
  Total Preferred Stocks                              2,956
                                                   --------
WARRANTS (0.0%):
THAILAND (0.0%):
      28    Siam Commercial Bank (b)(c) .........         0
                                                   --------
  Total Warrants                                          0
                                                   --------
U.S. TREASURY OBLIGATIONS (0.6%):
 $ 4,630    U.S. Treasury Notes, 6.63%, 7/2/01
              (d) ...............................     4,630
                                                   --------
  Total U.S. Treasury Obligations                     4,630
                                                   --------
INVESTMENT COMPANIES (4.0%):
  33,007    One Group Prime Money Market Fund,
              Class I ...........................    33,007
                                                   --------
  Total Investment Companies                         33,007
                                                   --------

                                      110
Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2001
(Amounts in thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 REPURCHASE AGREEMENT (5.7%):
 $47,828    State Street Bank and Trust, 4.00%,
              7/2/01 (Collateralized by various
              Fannie Mae securities) ............  $ 47,828
                                                   --------
  Total Repurchase Agreement                         47,828
                                                   --------
Total (Cost $793,563)(a)                           $818,526
                                                   ========

------------
Percentages indicated are based on net assets of $835,290.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,217. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 170,570
                   Unrealized depreciation......................   (146,824)
                                                                  ---------
                   Net unrealized appreciation (depreciation)...  $  23,746
                                                                  =========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Serves as collateral for Futures Contracts.

 * The interest rate for these variable rate securities, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2001.

ADR        American Depository Receipt
GDR        Global Depository Receipt

The following represents the allocations by industry for common and preferred stocks based on net assets:

                                             INDUSTRY                            PERCENTAGE
                                             --------                            ----------
                   Business Equipment & Services...............................     3.7%
                   Capital Goods...............................................     3.2%
                   Consumer Durable............................................     2.3%
                   Consumer Non-Durable........................................     4.2%
                   Consumer Services...........................................     9.7%
                   Electrical..................................................     7.9%
                   Energy......................................................     6.3%
                   Financial Services..........................................    15.3%
                   Health Care.................................................     7.2%
                   Leisure.....................................................     1.8%
                   Multi-Industry..............................................     1.6%
                   Raw Materials...............................................     5.8%
                   Technology..................................................    10.9%
                   Transportation..............................................     3.0%
                   Utilities...................................................     3.1%

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
(Amounts in thousands, except per share amounts)

                                                  SMALL CAP        SMALL CAP         MID CAP          MID CAP        DIVERSIFIED
                                                   GROWTH            VALUE            GROWTH           VALUE           MID CAP
                                                    FUND             FUND              FUND             FUND             FUND
                                                 -----------      -----------      ------------      ----------      ------------
ASSETS:
Investments, at cost ..........................  $   303,123      $   310,391      $  1,903,621      $1,201,557      $    891,641
Unrealized appreciation (depreciation) from
  investments .................................       53,328           63,714           229,869         211,620           188,337
                                                 -----------      -----------      ------------      ----------      ------------
Investments, at value .........................      356,451          374,105         2,133,490       1,413,177         1,079,978
Cash ..........................................        2,472               --                --               1                --
Interest and dividends receivable .............           90              412               831           1,203               959
Receivable for capital shares issued ..........           40              275               654             520                97
Receivable from brokers for investments
  sold ........................................        1,520            2,328            32,360           6,155            68,381
Collateral received for securities on loan ....       22,513           11,848           245,395         103,054            92,557
Prepaid expenses ..............................            2                2                16               9                 8
                                                 -----------      -----------      ------------      ----------      ------------
Total Assets ..................................      383,088          388,970         2,412,746       1,524,119         1,241,980
                                                 -----------      -----------      ------------      ----------      ------------
LIABILITIES:
Dividends payable .............................           --              934                --           1,690               225
Payable to brokers for investments
  purchased ...................................        2,271            1,634             8,628          53,677            66,013
Payable for capital shares redeemed ...........            7               13               356              58                71
Options written, at value (premiums received
  $154) .......................................           --               --                --             244                --
Payable for return of collateral received for
  securities on loan ..........................       22,513           11,848           245,395         103,054            92,557
Accrued expenses and other payables:
  Investment advisory fees ....................          212              220             1,251             845               700
  Administration fees .........................           46               48               287             179               144
  Distribution fees ...........................           33               17               398              73                48
  Other .......................................          120               99               595             437               503
                                                 -----------      -----------      ------------      ----------      ------------
Total Liabilities .............................       25,202           14,813           256,910         160,257           160,261
                                                 -----------      -----------      ------------      ----------      ------------
NET ASSETS:
Capital .......................................      355,155          291,820         2,101,105       1,056,866           848,271
Undistributed (distributions in excess of) net
  investment income ...........................           (4)             (21)              (28)           (118)              (99)
Accumulated undistributed net realized gains
  (losses) from investments, options and
  futures transactions ........................      (50,593)          18,644          (175,110)         95,584            45,210
Net unrealized appreciation (depreciation) from
  investments, options and futures ............       53,328           63,714           229,869         211,530           188,337
                                                 -----------      -----------      ------------      ----------      ------------
Net Assets ....................................  $   357,886      $   374,157      $  2,155,836      $1,363,862      $  1,081,719
                                                 ===========      ===========      ============      ==========      ============
NET ASSETS:
  Class I .....................................  $   274,544      $   321,689      $  1,418,647      $1,180,092      $    890,096
  Class A .....................................       56,221           40,634           338,797         124,248           177,665
  Class B .....................................       25,625           10,303           333,269          56,715            12,149
  Class C .....................................        1,496            1,531            65,123           2,807             1,809
                                                 -----------      -----------      ------------      ----------      ------------
Total .........................................  $   357,886      $   374,157      $  2,155,836      $1,363,862      $  1,081,719
                                                 ===========      ===========      ============      ==========      ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
  Class I .....................................       26,224           16,476            64,108          70,516            48,214
  Class A .....................................        5,410            2,116            15,657           7,398             9,735
  Class B .....................................        2,611              557            16,908           3,423               675
  Class C .....................................          149               83             3,050             169               101
                                                 -----------      -----------      ------------      ----------      ------------
Total .........................................       34,394           19,232            99,723          81,506            58,725
                                                 ===========      ===========      ============      ==========      ============
Net Asset Value
  Class I -- Offering and redemption price per
    share .....................................  $     10.47      $     19.53      $      22.13      $    16.74      $      18.46
                                                 ===========      ===========      ============      ==========      ============
  Class A -- Redemption price per share .......  $     10.39      $     19.20      $      21.64      $    16.80      $      18.25
                                                 ===========      ===========      ============      ==========      ============
    Maximum sales charge ......................         5.25%            5.25%             5.25%           5.25%             5.25%
                                                 ===========      ===========      ============      ==========      ============
    Maximum offering price per share
      (100%/(100% - maximum sales charge) of
      net asset value adjusted to the nearest
      cent) ...................................  $     10.97      $     20.26      $      22.84      $    17.73      $      19.26
                                                 ===========      ===========      ============      ==========      ============
  Class B -- Offering price per share (a) .....  $      9.82      $     18.52      $      19.71      $    16.57      $      17.98
                                                 ===========      ===========      ============      ==========      ============
  Class C -- Offering price per share (a) .....  $     10.04      $     18.48      $      21.36      $    16.57      $      17.99
                                                 ===========      ===========      ============      ==========      ============

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.
See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
(Amounts in thousands, except per share amounts)

                                                     LARGE CAP         LARGE CAP         EQUITY         DIVERSIFIED
                                                       GROWTH            VALUE           INCOME           EQUITY         BALANCED
                                                        FUND             FUND             FUND             FUND            FUND
                                                    ------------      -----------      -----------      -----------      --------
ASSETS:
Investments, at cost .........................      $  2,250,614      $ 1,418,502      $   345,056      $ 1,644,320      $440,276
Unrealized appreciation (depreciation) from
  investments ................................           779,753          244,653          316,377          396,348        50,016
                                                    ------------      -----------      -----------      -----------      --------
Investments, at value ........................         3,030,367        1,663,155          661,433        2,040,668       490,292
Cash .........................................                --               33               --               --            --
Interest and dividends receivable ............             1,201            1,718              999            1,427         2,114
Receivable for capital shares issued .........             1,587              215              144              214           289
Receivable from brokers for investments
  sold .......................................           381,700            5,324              775               --            52
Collateral received for securities on loan ...           187,882          116,954           15,067           75,225        46,966
Prepaid expenses .............................                26               12                5               15             4
                                                    ------------      -----------      -----------      -----------      --------
Total Assets .................................         3,602,763        1,787,411          678,423        2,117,549       539,717
                                                    ------------      -----------      -----------      -----------      --------
LIABILITIES:
Dividends payable ............................                --            2,665              289            1,053           596
Payable to brokers for investments
  purchased ..................................           284,859            9,256               --               --            --
Payable for capital shares redeemed ..........               432               61               54              163           194
Payable for return of collateral received for
  securities on loan .........................           187,882          116,954           15,067           75,225        46,966
Accrued expenses and other payables:
  Investment advisory fees ...................             1,406            1,013              409            1,353           221
  Administration fees ........................               419              222               90              275            66
  Distribution fees ..........................               636               45              127              102           258
  Other ......................................               812              226              392              485           220
                                                    ------------      -----------      -----------      -----------      --------
Total Liabilities ............................           476,446          130,442           16,428           78,656        48,521
                                                    ------------      -----------      -----------      -----------      --------
NET ASSETS:
Capital ......................................         2,915,610        1,438,709          315,221        1,637,019       447,125
Undistributed (distributions in excess of) net
  investment income ..........................               (60)            (114)             (68)            (273)           25
Accumulated undistributed net realized gains
  (losses) from investments and futures
  transactions ...............................          (568,986)         (26,279)          30,465            5,799        (5,970)
Net unrealized appreciation (depreciation)
  from investments and futures ...............           779,753          244,653          316,377          396,348        50,016
                                                    ------------      -----------      -----------      -----------      --------
Net Assets ...................................      $  3,126,317      $ 1,656,969      $   661,995      $ 2,038,893      $491,196
                                                    ============      ===========      ===========      ===========      ========
NET ASSETS:
  Class I ....................................      $  2,059,004      $ 1,544,504      $   439,755      $ 1,742,023      $ 84,588
  Class A ....................................           412,205           77,476           94,379          232,969       129,984
  Class B ....................................           619,423           31,222          126,701           45,451       275,132
  Class C ....................................            35,685            3,767            1,160           18,450         1,492
                                                    ------------      -----------      -----------      -----------      --------
Total ........................................      $  3,126,317      $ 1,656,969      $   661,995      $ 2,038,893      $491,196
                                                    ============      ===========      ===========      ===========      ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
  Class I ....................................           120,221           95,597           22,641          134,486         6,439
  Class A ....................................            23,460            4,760            4,874           18,044         9,889
  Class B ....................................            37,310            1,925            6,543            3,620        20,838
  Class C ....................................             2,168              233               60            1,459           113
                                                    ------------      -----------      -----------      -----------      --------
Total ........................................           183,159          102,515           34,118          157,609        37,279
                                                    ============      ===========      ===========      ===========      ========
Net Asset Value
  Class I -- Offering and redemption price per
    share ....................................      $      17.12      $     16.16      $     19.42      $     12.95      $  13.14
                                                    ============      ===========      ===========      ===========      ========
  Class A -- Redemption price per share ......      $      17.57      $     16.28      $     19.36      $     12.91      $  13.14
                                                    ============      ===========      ===========      ===========      ========
    Maximum sales charge .....................              5.25%            5.25%            5.25%            5.25%         5.25%
                                                    ============      ===========      ===========      ===========      ========
    Maximum offering price per share (100%/
      (100% - maximum sales charge) of net
      asset value adjusted to the nearest
      cent) ..................................      $      18.54      $     17.18      $     20.43      $     13.63      $  13.87
                                                    ============      ===========      ===========      ===========      ========
  Class B -- Offering price per share (a) ....      $      16.60      $     16.22      $     19.37      $     12.56      $  13.20
                                                    ============      ===========      ===========      ===========      ========
  Class C -- Offering price per share (a) ....      $      16.45      $     16.20      $     19.36      $     12.65      $  13.20
                                                    ============      ===========      ===========      ===========      ========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.
See notes to financial statements.

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One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
(Amounts in thousands, except per share amounts)

                                                   EQUITY        MARKET                   HEALTH    INTERNATIONAL    DIVERSIFIED
                                                   INDEX       EXPANSION    TECHNOLOGY   SCIENCES   EQUITY INDEX    INTERNATIONAL
                                                    FUND       INDEX FUND      FUND        FUND         FUND            FUND
                                                ------------   ----------   ----------   --------   -------------   -------------
ASSETS:
Investments, at cost .........................  $  2,069,815   $  38,361    $  63,561    $ 8,978      $ 627,453       $ 793,563
Unrealized appreciation (depreciation) from
 investments .................................     1,093,745       4,995      (15,571)       709         54,505          24,963
                                                ------------   ---------    ---------    -------      ---------       ---------
Investments, at value ........................     3,163,560      43,356       47,990      9,687        681,958         818,526
Cash .........................................            --           1           --         --             --              15
Foreign currency, at value (cost $0; $0; $0;
 $0; $9,830; $10,403) ........................            --          --           --         --          9,854          10,196
Interest and dividends receivable ............         2,467          29           12          3          3,312           3,306
Receivable for capital shares issued .........         1,897          80           24        361            972             997
Receivable from brokers for investments
 sold ........................................         1,468       3,974           --         --             77           6,107
Receivable from advisor ......................            --          --           --         50             --              --
Net receivable for variation margin on futures
 contracts ...................................            84          --           --         --            118             650
Tax reclaim receivable .......................            --          --           --         --            546             489
Deferred offering costs ......................            --          --           --         31             --              --
Collateral received for securities on loan ...       205,989       3,389        1,218         --        133,210         116,651
Prepaid expenses .............................            24          --           --         --              6               6
                                                ------------   ---------    ---------    -------      ---------       ---------
Total Assets .................................     3,375,489      50,829       49,244     10,132        830,053         956,943
                                                ------------   ---------    ---------    -------      ---------       ---------
LIABILITIES:
Dividends payable ............................         5,149          31           --         --             --              --
Payable to brokers for investments
 purchased ...................................         3,494       6,314          580        363             --           3,504
Payable for capital shares redeemed ..........           403          --           24         --            547               2
Options written, at value (premiums received
 $4) .........................................            --          --           --          1             --              --
Payable for return of collateral received for
 securities on loan ..........................       205,989       3,389        1,218         --        133,210         116,651
Accrued expenses and other payables:
 Investment advisory fees ....................           316           4           --         --            320             582
 Administration fees .........................           287           4            2         --             94             113
 Distribution fees ...........................           722           5           15          4             28              15
 Other .......................................         1,082           3           97         46            982             786
                                                ------------   ---------    ---------    -------      ---------       ---------
Total Liabilities ............................       217,442       9,750        1,936        414        135,181         121,653
                                                ------------   ---------    ---------    -------      ---------       ---------
NET ASSETS:
Capital ......................................     2,149,628      35,933       75,690      8,970        653,634         818,998
Undistributed (distributions in excess of) net
 investment income ...........................          (152)         (1)          --         --           (999)          6,472
Accumulated undistributed net realized gains
 (losses) from investments and futures
 transactions ................................       (84,923)        152      (12,811)        36        (11,026)        (11,808)
Net unrealized appreciation (depreciation)
 from investments, futures and options .......     1,093,494       4,995      (15,571)       712         53,263          21,628
                                                ------------   ---------    ---------    -------      ---------       ---------
Net Assets ...................................  $  3,158,047   $  41,079    $  47,308    $ 9,718      $ 694,872       $ 835,290
                                                ============   =========    =========    =======      =========       =========
NET ASSETS:
 Class I .....................................  $  1,742,852   $  31,337    $   3,509    $ 1,080      $ 639,028       $ 790,431
 Class A .....................................       728,675       3,808       33,349      5,016         30,002          34,840
 Class B .....................................       556,225       4,888        9,310      3,170         15,934           9,175
 Class C .....................................       130,295       1,046        1,140        452          9,908             844
                                                ------------   ---------    ---------    -------      ---------       ---------
Total ........................................  $  3,158,047   $  41,079    $  47,308    $ 9,718      $ 694,872       $ 835,290
                                                ============   =========    =========    =======      =========       =========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
 (SHARES):
 Class I .....................................        62,340       3,555          594         92         39,740          60,165
 Class A .....................................        26,063         432        5,659        429          1,866           2,658
 Class B .....................................        19,990         551        1,592        271          1,040             760
 Class C .....................................         4,676         121          195         39            624              70
                                                ------------   ---------    ---------    -------      ---------       ---------
Total ........................................       113,069       4,659        8,040        831         43,270          63,653
                                                ============   =========    =========    =======      =========       =========
Net Asset Value
 Class I -- Offering and redemption price per
   share .....................................  $      27.96   $    8.82    $    5.91    $ 11.71      $   16.08       $   13.14
                                                ============   =========    =========    =======      =========       =========
 Class A -- Redemption price per share .......  $      27.96   $    8.81    $    5.89    $ 11.70      $   16.08       $   13.11
                                                ============   =========    =========    =======      =========       =========
   Maximum sales charge ......................          5.25%       5.25%        5.25%      5.25%          5.25%           5.25%
                                                ============   =========    =========    =======      =========       =========
   Maximum offering price per share
     (100%/(100% - maximum sales charge) of
     net asset value adjusted to the nearest
     cent) ...................................  $      29.51   $    9.30    $    6.22    $ 12.35      $   16.97       $   13.84
                                                ============   =========    =========    =======      =========       =========
 Class B -- Offering price per share (a) .....  $      27.83   $    8.86    $    5.85    $ 11.69      $   15.32       $   12.07
                                                ============   =========    =========    =======      =========       =========
 Class C -- Offering price per share (a) .....  $      27.87   $    8.66    $    5.86    $ 11.68      $   15.87       $   12.05
                                                ============   =========    =========    =======      =========       =========

------------

(a) Redemption price per Class B and Class C share varies based on length of time shares are held.
See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2001
(Amounts in thousands)

                                                 SMALL CAP    SMALL CAP     MID CAP    MID CAP    DIVERSIFIED
                                                   GROWTH       VALUE       GROWTH      VALUE       MID CAP
                                                    FUND         FUND        FUND        FUND         FUND
                                                 ----------   ----------   ---------   --------   ------------
INVESTMENT INCOME:
Dividend income ...............................   $  1,126     $ 6,050     $   8,141   $ 20,944     $11,624
Interest income ...............................        212           7            16        144         200
Income from securities lending ................        221          74           792        238         337
                                                  --------     -------     ---------   --------     -------
Total Income ..................................      1,559       6,131         8,949     21,326      12,161
                                                  --------     -------     ---------   --------     -------
EXPENSES:
Investment advisory fees ......................      2,534       1,985        16,376      9,118       8,015
Administration fees ...........................        552         433         3,668      1,987       1,747
Distribution fees (Class A) ...................        229          77         1,241        362         684
Distribution fees (Class B) ...................        276          44         3,435        428         101
Distribution fees (Class C) ...................         11           3           673         10           7
Custodian fees ................................         57          26           104         74          55
Interest expense ..............................          2          --            12          1          --
Legal and audit fees ..........................          8           8            22         17          14
Trustees' fees and expenses ...................          7           5            35         21          17
Transfer agent fees ...........................        327         108         2,498        599         521
Registration and filing fees ..................         70          46           190         50          50
Printing and mailing costs ....................         25          21           173        101          80
Other .........................................         17          15            43         30          26
                                                  --------     -------     ---------   --------     -------
Total expenses before waivers .................      4,115       2,771        28,470     12,798      11,317
Less waivers from Investment Advisor and/or
  affiliates (a) ..............................       (101)       (102)         (920)      (251)       (628)
                                                  --------     -------     ---------   --------     -------
Net Expenses ..................................      4,014       2,669        27,550     12,547      10,689
                                                  --------     -------     ---------   --------     -------
Net Investment Income (Loss) ..................     (2,455)      3,462       (18,601)     8,779       1,472
                                                  --------     -------     ---------   --------     -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS, OPTIONS AND FUTURES:
Net realized gains (losses) from investments,
  options and futures transactions ............    (33,249)     24,483      (132,257)   112,537      95,460
Net change in unrealized appreciation
  (depreciation) from investments, options and
  futures .....................................      2,243      66,708      (191,653)   209,940     (32,370)
                                                  --------     -------     ---------   --------     -------
Net realized/unrealized gains (losses) on
  investments, options and futures ............    (31,006)     91,191      (323,910)   322,477      63,090
                                                  --------     -------     ---------   --------     -------
Change in net assets resulting from
  operations ..................................   $(33,461)    $94,653     $(342,511)  $331,256     $64,562
                                                  ========     =======     =========   ========     =======

------------
(a) Waivers include voluntary and contractual fee reductions.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2001
(Amounts in thousands)

                                                  LARGE CAP     LARGE CAP    EQUITY     DIVERSIFIED
                                                   GROWTH         VALUE      INCOME       EQUITY       BALANCED
                                                    FUND          FUND        FUND         FUND          FUND
                                                 -----------    ---------    -------    -----------    --------
INVESTMENT INCOME:
Dividend income ...............................  $    20,127    $ 26,902     $16,163     $  25,618     $  3,936
Interest income ...............................           --           1         196            51       13,971
Income from securities lending ................          922         349         124           363          149
                                                 -----------    --------     -------     ---------     --------
Total Income ..................................       21,049      27,252      16,483        26,032       18,056
                                                 -----------    --------     -------     ---------     --------
EXPENSES:
Investment advisory fees ......................       26,712      12,163       5,448        15,526        3,400
Administration fees ...........................        6,230       2,664       1,188         3,457          844
Distribution fees (Class A) ...................        1,860         209         351           928          472
Distribution fees (Class B) ...................        7,912         288       1,362           508        2,915
Distribution fees (Class C) ...................          472          31          13           180           12
Custodian fees ................................          142          82          32            70           46
Interest expense ..............................            7           7          --            --           --
Legal and audit fees ..........................           33          17          10            21           10
Trustees' fees and expenses ...................           60          24          12            32           10
Transfer agent fees ...........................        4,726         598         561         1,259          809
Registration and filing fees ..................          216         168          41            48           59
Printing and mailing costs ....................          336         118          51           157           39
Other .........................................           66          31          20            38           40
                                                 -----------    --------     -------     ---------     --------
Total expenses before waivers .................       48,772      16,400       9,089        22,224        8,656
Less waivers from Investment Advisor and/or
  affiliates (a) ..............................       (3,203)       (140)       (248)         (464)        (736)
                                                 -----------    --------     -------     ---------     --------
Net Expenses ..................................       45,569      16,260       8,841        21,760        7,920
                                                 -----------    --------     -------     ---------     --------
Net Investment Income (Loss) ..................      (24,520)     10,992       7,642         4,272       10,136
                                                 -----------    --------     -------     ---------     --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FUTURES:
Net realized gains (losses) from investments
  and futures transactions ....................     (547,753)     (2,886)     69,276         8,602        4,858
Net change in unrealized appreciation
  (depreciation) from investments and
  futures .....................................   (1,036,884)    108,964     (42,436)     (285,525)     (37,431)
                                                 -----------    --------     -------     ---------     --------
Net realized/unrealized gains (losses) on
  investments and futures .....................   (1,584,637)    106,078      26,840      (276,923)     (32,573)
                                                 -----------    --------     -------     ---------     --------
Change in net assets resulting from
  operations ..................................  $(1,609,157)   $117,070     $34,482     $(272,651)    $(22,437)
                                                 ===========    ========     =======     =========     ========

------------
(a) Waivers include voluntary and contractual fee reductions.

See notes to financial statements.

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One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2001
(Amounts in thousands)

                                        EQUITY       MARKET                   HEALTH    INTERNATIONAL    DIVERSIFIED
                                         INDEX     EXPANSION    TECHNOLOGY   SCIENCES   EQUITY INDEX    INTERNATIONAL
                                         FUND      INDEX FUND    FUND (a)    FUND (b)       FUND            FUND
                                       ---------   ----------   ----------   --------   -------------   -------------
INVESTMENT INCOME:
Dividend income .....................  $  40,334     $  376      $    138      $ 10       $  16,190       $  15,884
Interest income .....................      1,089         40             8         3             185           3,469
Foreign tax withholding .............         --         --            --        --          (1,396)         (1,572)
Income from securities lending ......        635          9             5        --           1,150           1,029
                                       ---------     ------      --------      ----       ---------       ---------
Total Income ........................     42,058        425           151        13          16,129          18,810
                                       ---------     ------      --------      ----       ---------       ---------
EXPENSES:
Investment advisory fees ............     10,199        126           463        15           4,370           6,761
Administration fees .................      5,483         58            75         3           1,281           1,363
Distribution fees (Class A) .........      2,783          9           127         3             179             101
Distribution fees (Class B) .........      6,283         37            71         5             230              69
Distribution fees (Class C) .........      1,335          4             9         1             110               7
Custodian fees ......................        180         42            15         6             396             472
Interest expense ....................         15         --            --        --              --              --
Legal and audit fees ................         30          5             6        13              11              12
Trustees' fees and expenses .........         50          2             6        --              13              14
Transfer agent fees .................      3,193         15           252        26             409             210
Registration and filing fees ........        141         28            83        23              62              71
Printing and mailing costs ..........        244          2             5        --              56              65
Offering costs ......................         --         --             3        11              --              --
Other ...............................         65         30             8         6             113              75
                                       ---------     ------      --------      ----       ---------       ---------
Total expenses before waivers and
  reimbursements ....................     30,001        358         1,123       112           7,230           9,220
Less waivers from Investment Advisor
  and/or affiliates (c) .............     (8,482)      (105)         (351)      (18)           (164)           (200)
Less reimbursements from Investment
  Advisor ...........................                                           (62)
                                       ---------     ------      --------      ----       ---------       ---------
Net Expenses ........................     21,519        253           772        32           7,066           9,020
                                       ---------     ------      --------      ----       ---------       ---------
Net Investment Income (Loss) ........     20,539        172          (621)      (19)          9,063           9,790
                                       ---------     ------      --------      ----       ---------       ---------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS AND FUTURES:
Net realized gains (losses) from
  investments and futures
  transactions ......................    (21,432)       960       (12,660)       39          (4,794)        (10,364)
Net change in unrealized appreciation
  (depreciation) from investments and
  futures ...........................   (566,175)     1,887       (15,571)      712        (231,125)       (245,045)
                                       ---------     ------      --------      ----       ---------       ---------
Net realized/unrealized gains
  (losses) on investments and
  futures ...........................   (587,607)     2,847       (28,231)      751        (235,919)       (255,409)
                                       ---------     ------      --------      ----       ---------       ---------
Change in net assets resulting from
  operations ........................  $(567,068)    $3,019      $(28,852)     $732       $(226,856)      $(245,619)
                                       =========     ======      ========      ====       =========       =========

------------
(a) Period from commencement of operations on July 28, 2000.

(b) Period from commencement of operations on March 23, 2001.

(c) Waivers include voluntary and contractual fee reductions.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                      SMALL CAP                   SMALL CAP                    MID CAP
                                                     GROWTH FUND                  VALUE FUND                 GROWTH FUND
                                               ------------------------    ------------------------    ------------------------
                                                      YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                       JUNE 30,                    JUNE 30,                    JUNE 30,
                                               ------------------------    ------------------------    ------------------------
                                                  2001          2000          2001          2000          2001          2000
                                               ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) ............   $ (2,455)     $   (855)     $  3,462      $  1,696     $ (18,601)    $   (9,961)
    Net realized gains (losses) from
      investments, options and futures
      transactions ..........................    (33,249)       34,873        24,483         7,666      (132,257)       444,613
    Net change in unrealized appreciation
      (depreciation) from investments and
      futures ...............................      2,243        34,460        66,708       (22,000)     (191,653)       130,606
                                                --------      --------      --------      --------     ----------    ----------
Change in net assets resulting from
  operations ................................    (33,461)       68,478        94,653       (12,638)     (342,511)       565,258
                                                --------      --------      --------      --------     ----------    ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income ..............         --            --        (3,215)       (1,525)           --             --
    From net realized gains .................    (28,227)      (11,329)           --            --      (235,730)      (185,165)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income ..............         --            --          (248)         (154)           --             --
    From net realized gains .................     (7,977)       (3,893)           --            --       (53,128)       (29,286)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income ..............         --            --           (23)          (11)           --             --
    From net realized gains .................     (3,453)       (1,301)           --            --       (53,386)       (27,542)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income ..............         --            --            (3)           (1)           --             --
    From net realized gains .................       (109)          (16)           --            --        (9,987)        (4,995)
                                                --------      --------      --------      --------     ----------    ----------
Change in net assets from shareholder
  distributions .............................    (39,766)      (16,539)       (3,489)       (1,691)     (352,231)      (246,988)
                                                --------      --------      --------      --------     ----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions ..............................     77,016       138,696        85,764       (65,085)      501,319        542,616
                                                --------      --------      --------      --------     ----------    ----------
Change in net assets ........................      3,789       190,635       176,928       (79,414)     (193,423)       860,886
NET ASSETS:
    Beginning of period .....................    354,097       163,462       197,229       276,643     2,349,259      1,488,373
                                                --------      --------      --------      --------     ----------    ----------
    End of period ...........................   $357,886      $354,097      $374,157      $197,229     $2,155,836    $2,349,259
                                                ========      ========      ========      ========     ==========    ==========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                       MID CAP                   DIVERSIFIED                  LARGE CAP
                                                      VALUE FUND                 MID CAP FUND                GROWTH FUND
                                               ------------------------    ------------------------    ------------------------
                                                      YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                       JUNE 30,                    JUNE 30,                    JUNE 30,
                                               ------------------------    ------------------------    ------------------------
                                                  2001          2000          2001          2000          2001          2000
                                               ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) ............ $    8,779    $    9,294    $    1,472    $    2,050   $   (24,520)   $  (15,098)
    Net realized gains (losses) from
      investments, options and futures
      transactions ..........................    112,537        65,409        95,460       274,400      (547,753)      283,146
    Net change in unrealized appreciation
      (depreciation) from investments,
      options and futures ...................    209,940       (84,105)      (32,370)     (139,967)   (1,036,884)      359,063
                                              -----------   ----------    ----------    ----------   -----------    ----------
Change in net assets resulting from
  operations ................................    331,256        (9,402)       64,562       136,483    (1,609,157)      627,111
                                              -----------   ----------    ----------    ----------   -----------    ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income ..............     (8,329)       (8,632)       (1,545)       (1,841)           --            --
    From net realized gains .................    (48,965)      (87,055)     (179,075)     (126,977)     (104,822)     (372,992)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income ..............       (541)         (652)           (8)         (218)           --            --
    From net realized gains .................     (4,437)       (9,254)      (44,969)      (31,194)      (22,024)      (63,960)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income ..............         --           (19)           --            (9)           --            --
    From net realized gains .................     (1,707)       (3,405)       (3,662)       (1,750)      (34,243)      (89,603)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income ..............         (1)           --(a)         --            --(a)         --            --
    From net realized gains .................        (11)           (3)          (91)          (25)       (2,022)       (3,011)
                                              ----------    ----------    ----------    ----------   -----------    ----------
Change in net assets from shareholder
  distributions .............................    (63,991)     (109,020)     (229,350)     (162,014)     (163,111)     (529,566)
                                              -----------   ----------    ----------    ----------   -----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions ..............................     10,563       (17,191)      189,045      (152,892)       84,132       590,743
                                              -----------   ----------    ----------    ----------   -----------    ----------
Change in net assets ........................    277,828      (135,613)       24,257      (178,423)   (1,688,136)      688,288
NET ASSETS:
    Beginning of period .....................  1,086,034     1,221,647     1,057,462     1,235,885     4,814,453     4,126,165
                                              -----------   ----------    ----------    ----------   -----------    ----------
    End of period ........................... $1,363,862    $1,086,034    $1,081,719    $1,057,462   $ 3,126,317    $4,814,453
                                              ===========   ==========    ==========    ==========   ===========    ==========

------------
(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                      LARGE CAP                     EQUITY                   DIVERSIFIED
                                                      VALUE FUND                 INCOME FUND                 EQUITY FUND
                                               ------------------------    ------------------------    ------------------------
                                                      YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                       JUNE 30,                    JUNE 30,                    JUNE 30,
                                               ------------------------    ------------------------    ------------------------
                                                  2001          2000          2001          2000          2001          2000
                                               ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) ............  $   10,992    $   10,040      $  7,642     $  13,905    $    4,272    $    3,200
    Net realized gains (losses) from
      investments and futures
      transactions ..........................      (2,886)       55,328        69,276        99,367         8,602        41,966
    Net change in unrealized appreciation
      (depreciation) from investments and
      futures ...............................     108,964      (131,899)      (42,436)     (231,975)     (285,525)       66,723
                                               ----------    ----------     --------     ----------    ----------    ----------
Change in net assets resulting from
  operations ................................     117,070       (66,531)       34,482      (118,703)     (272,651)      111,889
                                               ----------    ----------     --------     ----------    ----------    ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income ..............     (10,891)       (9,815)       (6,138)      (11,689)       (4,377)       (3,132)
    From net realized gains .................     (37,195)      (97,087)      (62,771)      (35,889)      (30,214)     (111,989)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income ..............        (287)         (225)         (992)       (1,417)         (114)         (122)
    From net realized gains .................      (1,176)       (3,992)      (12,075)       (5,172)       (4,805)      (18,508)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income ..............          --           (10)         (563)         (942)           --            --
    From net realized gains .................        (657)       (2,380)      (16,449)       (7,511)         (896)       (3,116)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income ..............          --            (1)           (6)           (5)           --            --
    From net realized gains .................         (67)          (92)         (155)          (35)         (279)         (821)
                                               ----------    ----------     --------     ----------    ----------    ----------
Change in net assets from shareholder
  distributions .............................     (50,273)     (113,602)      (99,149)      (62,660)      (40,685)     (137,688)
                                               ----------    ----------     --------     ----------    ----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions ..............................      41,985       579,174      (104,405)     (440,845)       85,876      (198,586)
                                               ----------    ----------     --------     ----------    ----------    ----------
Change in net assets ........................     108,782       399,041      (169,072)     (622,208)     (227,460)     (224,385)
NET ASSETS:
    Beginning of period .....................   1,548,187     1,149,146       831,067     1,453,275     2,266,353     2,490,738
                                               ----------    ----------     --------     ----------    ----------    ----------
    End of period ...........................  $1,656,969    $1,548,187     $661,995     $ 831,067     $2,038,893    $2,266,353
                                               ==========    ==========     ========     ==========    ==========    ==========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                                       BALANCED                  EQUITY INDEX              MARKET EXPANSION
                                                         FUND                        FUND                     INDEX FUND
                                               ------------------------    ------------------------    ------------------------
                                                      YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                       JUNE 30,                    JUNE 30,                    JUNE 30,
                                               ------------------------    ------------------------    ------------------------
                                                  2001          2000          2001          2000          2001          2000
                                               ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) ............   $ 10,136      $ 13,303     $   20,539    $   23,430     $   172       $   191
    Net realized gains (losses) from
      investments and futures
      transactions ..........................      4,858        (9,384)       (21,432)      (10,227)        960         4,703
    Capital contributions from Investment
      Advisor ...............................         --            --             --            --          --            67
    Net change in unrealized appreciation
      (depreciation) from investments and
      futures ...............................    (37,431)       25,774       (566,175)      214,455       1,887        (1,695)
                                                --------      --------     ----------    ----------     -------       -------
Change in net assets resulting from
  operations ................................    (22,437)       29,693       (567,068)      227,658       3,019         3,266
                                                --------      --------     ----------    ----------     -------       -------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income ..............     (2,419)       (5,409)       (15,836)      (17,724)       (164)         (185)
    From net realized gains .................         --        (7,817)            --       (26,072)     (2,937)       (5,801)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income ..............     (3,139)       (2,990)        (4,821)       (5,572)         (9)           (7)
    From net realized gains .................         --        (4,313)            --       (11,145)       (238)         (247)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income ..............     (4,579)       (4,931)            --          (247)         --            --
    From net realized gains .................         --       (10,307)            --        (8,356)       (303)         (298)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income ..............        (20)           (1)            --           (46)         --(a)         --
    From net realized gains .................         --            --             --        (1,322)        (25)          (24)
                                                --------      --------     ----------    ----------     -------       -------
Change in net assets from shareholder
  distributions .............................    (10,157)      (35,768)       (20,657)      (70,484)     (3,676)       (6,562)
                                                --------      --------     ----------    ----------     -------       -------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions ..............................    (50,191)       31,739         30,166       376,341       8,296         7,261
                                                --------      --------     ----------    ----------     -------       -------
Change in net assets ........................    (82,785)       25,664       (557,559)      533,515       7,639         3,965
NET ASSETS:
    Beginning of period .....................    573,981       548,317      3,715,606     3,182,091      33,440        29,475
                                                --------      --------     ----------    ----------     -------       -------
    End of period ...........................   $491,196      $573,981     $3,158,047    $3,715,606     $41,079       $33,440
                                                ========      ========     ==========    ==========     =======       =======

------------
(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in thousands)

                                        TECHNOLOGY      HEALTH SCIENCES       INTERNATIONAL EQUITY              DIVERSIFIED
                                           FUND              FUND                  INDEX FUND               INTERNATIONAL FUND
                                        ----------      ---------------      -----------------------      -----------------------
                                         JULY 28,          MARCH 23,               YEAR ENDED                   YEAR ENDED
                                         2000 TO            2001 TO                 JUNE 30,                     JUNE 30,
                                         JUNE 30,          JUNE 30,          -----------------------      -----------------------
                                         2001 (a)          2001 (a)            2001           2000          2001           2000
                                        ----------      ---------------      ---------      --------      ---------      --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) .....   $   (621)          $  (19)          $   9,063      $  5,254      $   9,790      $  4,562
    Net realized gains (losses) from
      investments and futures
      transactions ...................    (12,660)              39              (4,794)        5,148        (10,364)       38,130
    Net change in unrealized
      appreciation (depreciation) from
      investments and futures ........    (15,571)             712            (231,125)      125,302       (245,045)       84,198
                                         --------           ------           ---------      --------      ---------      --------
Change in net assets resulting from
  operations .........................    (28,852)             732            (226,856)      135,704       (245,619)      126,890
                                         --------           ------           ---------      --------      ---------      --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income .......         --               --              (7,371)       (1,786)        (4,905)       (5,869)
    From net realized gains ..........         --               --              (1,797)      (10,208)       (14,786)       (6,907)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income .......         --               --                (360)          (12)           (69)         (248)
    From net realized gains ..........         --               --                (126)         (721)          (601)         (344)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income .......         --               --                  --            --             --           (19)
    From net realized gains ..........         --               --                 (61)         (312)          (137)          (39)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income .......         --               --                 (18)           --             --            (1)
    From net realized gains ..........         --               --                 (29)          (92)           (15)           (1)
                                         --------           ------           ---------      --------      ---------      --------
Change in net assets from shareholder
  distributions ......................         --               --              (9,762)      (13,131)       (20,513)      (13,428)
                                         --------           ------           ---------      --------      ---------      --------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions .......................     76,160            8,986              27,417        47,079        206,061       145,206
                                         --------           ------           ---------      --------      ---------      --------
Change in net assets .................     47,308            9,718            (209,201)      169,652        (60,071)      258,668
NET ASSETS:
    Beginning of period ..............         --               --             904,073       734,421        895,361       636,693
                                         --------           ------           ---------      --------      ---------      --------
    End of period ....................   $ 47,308           $9,718           $ 694,872      $904,073      $ 835,290      $895,361
                                         ========           ======           =========      ========      =========      ========

------------
(a) Period from commencement of operations.

See notes to financial statements.

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--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                         SMALL CAP                   SMALL CAP                    MID CAP
                                                        GROWTH FUND                  VALUE FUND                 GROWTH FUND
                                                   ----------------------      ----------------------      ----------------------
                                                         YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                          JUNE 30,                    JUNE 30,                    JUNE 30,
                                                   ----------------------      ----------------------      ----------------------
                                                     2001         2000           2001         2000           2001         2000
                                                   ---------    ---------      ---------    ---------      ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ...................  $124,395     $132,429       $109,697     $  57,233      $ 344,773    $ 467,762
  Dividends reinvested ..........................    23,418        9,927          1,021            19        197,181      150,445
  Cost of shares redeemed .......................   (75,335)     (56,969)       (51,110)     (110,725)      (293,980)    (396,326)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in net assets from Class I capital
    transactions ................................  $ 72,478     $ 85,387       $ 59,608     $ (53,473)     $ 247,974    $ 221,881
                                                   ========     ========       ========     =========      =========    =========
CLASS A SHARES:
  Proceeds from shares issued ...................  $ 35,335     $ 80,861       $ 32,236     $  10,507      $ 193,592    $ 270,258
  Dividends reinvested ..........................     7,869        3,733            171            57         51,712       28,705
  Cost of shares redeemed .......................   (43,854)     (45,934)       (13,873)      (21,592)      (141,466)    (154,501)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in net assets from Class A capital
    transactions ................................  $   (650)    $ 38,660       $ 18,534     $ (11,028)     $ 103,838    $ 144,462
                                                   ========     ========       ========     =========      =========    =========
CLASS B SHARES:
  Proceeds from shares issued ...................  $  9,532     $ 16,936       $  7,112     $     689      $ 125,100    $ 133,956
  Dividends reinvested ..........................     3,419        1,287             18             7         52,672       27,288
  Cost of shares redeemed .......................    (8,694)      (4,209)          (899)       (1,309)       (50,031)     (25,356)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in net assets from Class B capital
    transactions ................................  $  4,257     $ 14,014       $  6,231     $    (613)     $ 127,741    $ 135,888
                                                   ========     ========       ========     =========      =========    =========
CLASS C SHARES:
  Proceeds from shares issued ...................  $  1,173     $    776       $  1,448     $      41      $  31,020    $  44,971
  Dividends reinvested ..........................       109           16              1            --(a)       9,909        4,995
  Cost of shares redeemed .......................      (351)        (157)           (58)          (12)       (19,163)      (9,581)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in net assets from Class C capital
    transactions ................................  $    931     $    635       $  1,391     $      29      $  21,766    $  40,385
                                                   ========     ========       ========     =========      =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ........................................    11,627       11,224          6,297         4,274         14,444       17,226
  Reinvested ....................................     2,094          938             63             1          7,368        6,032
  Redeemed ......................................    (7,046)      (4,948)        (2,977)       (8,487)       (12,353)     (14,614)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in Class I Shares ......................     6,675        7,214          3,383        (4,212)         9,459        8,644
                                                   ========     ========       ========     =========      =========    =========
CLASS A SHARES:
  Issued ........................................     3,345        7,299          1,845           837          8,024       10,086
  Reinvested ....................................       709          353             11             4          1,972        1,169
  Redeemed ......................................    (4,210)      (4,167)          (829)       (1,646)        (6,083)      (5,879)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in Class A Shares ......................      (156)       3,485          1,027          (805)         3,913        5,376
                                                   ========     ========       ========     =========      =========    =========
CLASS B SHARES:
  Issued ........................................       893        1,501            419            55          5,458        5,255
  Reinvested ....................................       324          127              1             1          2,190        1,190
  Redeemed ......................................      (858)        (378)           (57)         (105)        (2,396)      (1,025)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in Class B Shares ......................       359        1,250            363           (49)         5,252        5,420
                                                   ========     ========       ========     =========      =========    =========
CLASS C SHARES:
  Issued ........................................       111           61             83             4          1,276        1,702
  Reinvested ....................................        10            2             --(a)         --(a)         381          203
  Redeemed ......................................       (33)         (14)            (4)           (1)          (822)        (353)
                                                   --------     --------       --------     ---------      ---------    ---------
  Change in Class C Shares ......................        88           49             79             3            835        1,552
                                                   ========     ========       ========     =========      =========    =========

------------

(a) Amount is less than 1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                          MID CAP                   DIVERSIFIED                  LARGE CAP
                                                         VALUE FUND                 MID CAP FUND                GROWTH FUND
                                                   ----------------------      ----------------------      ----------------------
                                                         YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                          JUNE 30,                    JUNE 30,                    JUNE 30,
                                                   ----------------------      ----------------------      ----------------------
                                                     2001         2000           2001         2000           2001         2000
                                                   ---------    ---------      ---------    ---------      ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ...................  $ 165,924    $ 222,776      $ 185,842    $ 150,588      $ 500,501    $ 243,433
  Dividends reinvested ..........................     10,255       74,702        165,352      115,173         86,402      303,483
  Cost of shares redeemed .......................   (195,337)    (288,581)      (164,123)    (398,964)      (513,511)    (550,840)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class I capital
    transactions ................................  $ (19,158)   $   8,897      $ 187,071    $(133,203)     $  73,392    $  (3,924)
                                                   =========    =========      =========    =========      =========    =========
CLASS A SHARES:
  Proceeds from shares issued ...................  $  61,361    $  45,932      $  80,630    $  63,499      $ 149,189    $ 344,143
  Dividends reinvested ..........................      4,666        9,226         42,559       30,001         20,304       60,611
  Cost of shares redeemed .......................    (52,615)     (77,794)      (131,857)    (114,810)      (174,343)    (204,799)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class A capital
    transactions ................................  $  13,412    $ (22,636)     $  (8,668)   $ (21,310)     $  (4,850)   $ 199,955
                                                   =========    =========      =========    =========      =========    =========
CLASS B SHARES:
  Proceeds from shares issued ...................  $  18,500    $   4,783      $   9,786    $   1,323      $ 115,319    $ 361,869
  Dividends reinvested ..........................      1,666        3,346          3,595        1,731         33,895       88,834
  Cost of shares redeemed .......................     (6,290)     (11,711)        (4,537)      (1,537)      (136,387)    (102,594)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class B capital
    transactions ................................  $  13,876    $  (3,582)     $   8,844    $   1,517      $  12,827    $ 348,109
                                                   =========    =========      =========    =========      =========    =========
CLASS C SHARES:
  Proceeds from shares issued ...................  $   2,614    $     189      $   1,910    $      98      $  18,671    $  49,119
  Dividends reinvested ..........................         11            3             75           26          2,005        2,993
  Cost of shares redeemed .......................       (192)         (62)          (187)         (20)       (17,913)      (5,509)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class C capital
    transactions ................................  $   2,433    $     130      $   1,798    $     104      $   2,763    $  46,603
                                                   =========    =========      =========    =========      =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ........................................     10,960       16,175          9,809        7,371         25,412        9,415
  Reinvested ....................................        714        5,827          8,654        6,107          3,377       11,818
  Redeemed ......................................    (12,842)     (21,419)        (8,659)     (19,733)       (25,452)     (21,095)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class I Shares ......................     (1,168)         583          9,804       (6,255)         3,337          138
                                                   =========    =========      =========    =========      =========    =========
CLASS A SHARES:
  Issued ........................................      4,037        3,421          4,314        3,072          6,747       12,860
  Reinvested ....................................        327          715          2,248        1,602            772        2,292
  Redeemed ......................................     (3,545)      (5,757)        (6,949)      (5,596)        (8,205)      (7,658)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class A Shares ......................        819       (1,621)          (387)        (922)          (686)       7,494
                                                   =========    =========      =========    =========      =========    =========
CLASS B SHARES:
  Issued ........................................      1,199          354            754           41(b)       5,381       14,092
  Reinvested ....................................        119          263            716           61(b)       1,355        3,510
  Redeemed ......................................       (424)        (884)        (1,631)         (46)(b)     (6,862)      (3,998)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class B Shares ......................        894         (267)          (161)          56           (126)      13,604
                                                   =========    =========      =========    =========      =========    =========
CLASS C SHARES:
  Issued ........................................        168           14            189            3(b)         858        1,923
  Reinvested ....................................          1           --(a)          15            1(b)          81          119
  Redeemed ......................................        (13)          (4)          (116)          (1)(b)       (920)        (217)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class C Shares ......................        156           10             88            3             19        1,825
                                                   =========    =========      =========    =========      =========    =========

------------

(a) Amount is less than 1,000.

(b) Class B and Class C shares have been adjusted to reflect the 4 for 1 reverse stock split that occurred on November 17, 2000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                         LARGE CAP                     EQUITY                   DIVERSIFIED
                                                         VALUE FUND                 INCOME FUND                 EQUITY FUND
                                                   ----------------------      ----------------------      ----------------------
                                                         YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                          JUNE 30,                    JUNE 30,                    JUNE 30,
                                                   ----------------------      ----------------------      ----------------------
                                                     2001         2000           2001         2000           2001         2000
                                                   ---------    ---------      ---------    ---------      ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ...................  $ 209,401    $ 602,822      $  44,133    $  21,930      $ 352,482    $ 228,940
  Dividends reinvested ..........................     32,822       82,659         48,739       28,484         26,226       96,455
  Cost of shares redeemed .......................   (236,929)    (136,868)      (194,649)    (450,236)      (269,223)    (498,703)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class I capital
    transactions ................................  $   5,294    $ 548,613      $(101,777)   $(399,822)     $ 109,485    $(173,308)
                                                   =========    =========      =========    =========      =========    =========
CLASS A SHARES:
  Proceeds from shares issued ...................  $  53,410    $  61,271      $  16,693    $  32,441      $  64,190    $  81,257
  Dividends reinvested ..........................      1,313        3,689         11,876        6,156          4,634       17,677
  Cost of shares redeemed .......................    (23,611)     (42,003)       (27,938)     (52,756)       (95,193)    (136,966)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class A capital
    transactions ................................  $  31,112    $  22,957      $     631    $ (14,159)     $ (26,369)   $ (38,032)
                                                   =========    =========      =========    =========      =========    =========
CLASS B SHARES:
  Proceeds from shares issued ...................  $   9,165    $  11,834      $   8,125    $  19,281      $   6,191    $  11,587
  Dividends reinvested ..........................        643        2,381         16,641        8,311            883        3,086
  Cost of shares redeemed .......................     (5,361)      (9,150)       (28,099)     (55,117)        (8,870)     (10,563)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class B capital
    transactions ................................  $   4,447    $   5,065      $  (3,333)   $ (27,525)     $  (1,796)   $   4,110
                                                   =========    =========      =========    =========      =========    =========
CLASS C SHARES:
  Proceeds from shares issued ...................  $   2,027    $   3,132      $     454    $     869      $   9,202    $  11,100
  Dividends reinvested ..........................         57           86            153           41            276          820
  Cost of shares redeemed .......................       (952)        (679)          (533)        (249)        (4,922)      (3,276)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in net assets from Class C capital
    transactions ................................  $   1,132    $   2,539      $      74    $     661      $   4,556    $   8,644
                                                   =========    =========      =========    =========      =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ........................................     12,978       37,905          2,174          961         25,831       15,733
  Reinvested ....................................      2,031        5,150          2,384        1,261          1,718        6,675
  Redeemed ......................................    (14,542)      (8,480)        (9,438)     (20,427)       (19,039)     (34,051)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class I Shares ......................        467       34,575         (4,880)     (18,205)         8,510      (11,643)
                                                   =========    =========      =========    =========      =========    =========
CLASS A SHARES:
  Issued ........................................      3,230        3,738            820        1,482          4,589        5,563
  Reinvested ....................................         81          228            583          275            306        1,226
  Redeemed ......................................     (1,445)      (2,632)        (1,379)      (2,446)        (6,739)      (9,378)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class A Shares ......................      1,866        1,334             24         (689)        (1,844)      (2,589)
                                                   =========    =========      =========    =========      =========    =========
CLASS B SHARES:
  Issued ........................................        560          706            403          859            454          803
  Reinvested ....................................         39          147            816          369             59          218
  Redeemed ......................................       (327)        (563)        (1,377)      (2,569)          (650)        (738)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class B Shares ......................        272          290           (158)      (1,341)          (137)         283
                                                   =========    =========      =========    =========      =========    =========
CLASS C SHARES:
  Issued ........................................        125          192             22           40            669          768
  Reinvested ....................................          3            5              8            2             18           57
  Redeemed ......................................        (58)         (41)           (27)         (12)          (362)        (226)
                                                   ---------    ---------      ---------    ---------      ---------    ---------
  Change in Class C Shares ......................         70          156              3           30            325          599
                                                   =========    =========      =========    =========      =========    =========

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                          BALANCED                  EQUITY INDEX              MARKET EXPANSION
                                                            FUND                        FUND                     INDEX FUND
                                                   ----------------------      ----------------------      ----------------------
                                                         YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                          JUNE 30,                    JUNE 30,                    JUNE 30,
                                                   ----------------------      ----------------------      ----------------------
                                                     2001         2000           2001         2000           2001         2000
                                                   ---------    ---------      ---------    ---------      ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued ...................  $ 26,770     $  50,897      $ 462,602    $ 426,524      $ 11,849     $ 14,200
  Dividends reinvested ..........................       293         7,968          5,806       19,583         2,077        4,906
  Cost of shares redeemed .......................   (76,375)     (144,037)      (392,851)    (399,860)      (10,677)     (16,109)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in net assets from Class I capital
    transactions ................................  $(49,312)    $ (85,172)     $  75,557    $  46,247      $  3,249     $  2,997
                                                   ========     =========      =========    =========      ========     ========
CLASS A SHARES:
  Proceeds from shares issued ...................  $ 32,792     $  84,269      $ 197,259    $ 376,379      $  2,153     $  1,804
  Dividends reinvested ..........................     3,042         6,985          4,841       15,250           241          233
  Cost of shares redeemed .......................   (32,613)      (36,673)      (242,552)    (258,745)         (633)        (190)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in net assets from Class A capital
    transactions ................................  $  3,221     $  54,581      $ (40,452)   $ 132,884      $  1,761     $  1,847
                                                   ========     =========      =========    =========      ========     ========
CLASS B SHARES:
  Proceeds from shares issued ...................  $ 42,045     $ 101,497      $  68,142    $ 204,845      $  2,568     $  2,161
  Dividends reinvested ..........................     4,595        14,981             --        8,521           298          298
  Cost of shares redeemed .......................   (51,559)      (54,914)       (93,938)     (84,817)         (438)        (213)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in net assets from Class B capital
    transactions ................................  $ (4,919)    $  61,564      $ (25,796)   $ 128,549      $  2,428     $  2,246
                                                   ========     =========      =========    =========      ========     ========
CLASS C SHARES:
  Proceeds from shares issued ...................  $  1,406     $     768      $  48,904    $  84,267      $  1,507     $    191
  Dividends reinvested ..........................        19            --             --        1,263            16           23
  Cost of shares redeemed .......................      (606)           (2)       (28,047)     (16,869)         (665)         (43)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in net assets from Class C capital
    transactions ................................  $    819     $     766      $  20,857    $  68,661      $    858     $    171
                                                   ========     =========      =========    =========      ========     ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ........................................     1,931         3,667         14,967       13,268         1,385        1,521
  Reinvested ....................................        21           581            198          597           240          592
  Redeemed ......................................    (5,486)      (10,480)       (12,667)     (12,409)       (1,234)      (1,664)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in Class I Shares ......................    (3,534)       (6,232)         2,498        1,456           391          449
                                                   ========     =========      =========    =========      ========     ========
CLASS A SHARES:
  Issued ........................................     2,376         6,116          6,547       11,744           252          193
  Reinvested ....................................       222           508            158          467            28           28
  Redeemed ......................................    (2,379)       (2,669)        (7,850)      (8,044)          (76)         (19)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in Class A Shares ......................       219         3,955         (1,145)       4,167           204          202
                                                   ========     =========      =========    =========      ========     ========
CLASS B SHARES:
  Issued ........................................     3,045         7,328          2,203        6,427           295          231
  Reinvested ....................................       334         1,086             --          261            34           36
  Redeemed ......................................    (3,765)       (3,983)        (3,116)      (2,646)          (51)         (23)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in Class B Shares ......................      (386)        4,431           (913)       4,042           278          244
                                                   ========     =========      =========    =========      ========     ========
CLASS C SHARES:
  Issued ........................................       102            54          1,598        2,639           177           20
  Reinvested ....................................         1            --             --           39             2            3
  Redeemed ......................................       (44)           --(a)        (936)        (523)          (78)          (4)
                                                   --------     ---------      ---------    ---------      --------     --------
  Change in Class C Shares ......................        59            54            662        2,155           101           19
                                                   ========     =========      =========    =========      ========     ========

------------

(a) Amount is less than 1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in thousands)

                                                                   HEALTH
                                                     TECHNOLOGY   SCIENCES       INTERNATIONAL EQUITY            DIVERSIFIED
                                                        FUND        FUND              INDEX FUND             INTERNATIONAL FUND
                                                     ----------   ---------      ---------------------      ---------------------
                                                      JULY 28,    MARCH 31,           YEAR ENDED                 YEAR ENDED
                                                      2000 TO      2001 TO             JUNE 30,                   JUNE 30,
                                                      JUNE 30,    JUNE 30,       ---------------------      ---------------------
                                                      2001 (a)    2001 (a)         2001        2000           2001        2000
                                                     ----------   ---------      ---------   ---------      ---------   ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued .....................   $ 8,515      $ 2,048       $ 406,574   $ 181,110      $ 353,064   $ 225,613
  Dividends reinvested ............................        --           --           2,257       8,219          2,485       6,000
  Cost of shares redeemed .........................    (4,052)      (1,135)       (353,562)   (159,922)      (162,640)    (84,705)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in net assets from Class I capital
    transactions ..................................   $ 4,463      $   913       $  55,269   $  29,407      $ 192,909   $ 146,908
                                                      =======      =======       =========   =========      =========   =========
CLASS A SHARES:
  Proceeds from shares issued .....................   $60,911      $ 4,816       $ 157,558   $ 359,867      $ 109,306   $ 159,881
  Dividends reinvested ............................        --           --             456         716            539         531
  Cost of shares redeemed .........................    (5,450)        (176)       (181,485)   (359,050)      (101,309)   (167,263)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in net assets from Class A capital
    transactions ..................................   $55,461      $ 4,640       $ (23,471)  $   1,533      $   8,536   $  (6,851)
                                                      =======      =======       =========   =========      =========   =========
CLASS B SHARES:
  Proceeds from shares issued .....................   $16,080      $ 3,045       $   4,513   $  15,117      $   5,896   $   5,376
  Dividends reinvested ............................        --           --              60         311            135          58
  Cost of shares redeemed .........................    (1,618)         (28)        (10,760)     (7,728)        (1,786)     (1,017)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in net assets from Class B capital
    transactions ..................................   $14,462      $ 3,017       $  (6,187)  $   7,700      $   4,245   $   4,417
                                                      =======      =======       =========   =========      =========   =========
CLASS C SHARES:
  Proceeds from shares issued .....................   $ 1,913      $   417       $  11,599   $   9,614      $   1,367   $     737
  Dividends reinvested ............................        --           --              45          92              5           2
  Cost of shares redeemed .........................      (139)          (1)         (9,838)     (1,267)        (1,001)         (7)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in net assets from Class C capital
    transactions ..................................   $ 1,774      $   416       $   1,806   $   8,439      $     371   $     732
                                                      =======      =======       =========   =========      =========   =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued ..........................................     1,192          192          22,003       8,595         23,396      12,473
  Reinvested ......................................        --           --             123         394            148         339
  Redeemed ........................................      (598)        (100)        (19,134)     (7,559)       (10,777)     (5,037)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in Class I Shares ........................       594           92           2,992       1,430         12,767       7,775
                                                      =======      =======       =========   =========      =========   =========
CLASS A SHARES:
  Issued ..........................................     6,402          444           8,549      17,786          7,379       9,534
  Reinvested ......................................        --           --              25          34             32          29
  Redeemed ........................................      (743)         (15)         (9,846)    (17,663)        (6,742)     (9,889)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in Class A Shares ........................     5,659          429          (1,272)        157            669        (326)
                                                      =======      =======       =========   =========      =========   =========
CLASS B SHARES:
  Issued ..........................................     1,847          274             251         745            444         320
  Reinvested ......................................        --           --               4          16              9           3
  Redeemed ........................................      (255)          (3)           (621)       (388)          (131)        (61)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in Class B Shares ........................     1,592          271            (366)        373            322         262
                                                      =======      =======       =========   =========      =========   =========
CLASS C SHARES:
  Issued ..........................................       215           39             645         465            106          44
  Reinvested ......................................        --           --               3           4             --          --(b)
  Redeemed ........................................       (20)          --(b)         (559)        (60)           (80)         --(b)
                                                      -------      -------       ---------   ---------      ---------   ---------
  Change in Class C Shares ........................       195           39              89         409             26          44
                                                      =======      =======       =========   =========      =========   =========

------------

(a) Period from commencement of operations.

(b) Amount is less than 1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  SMALL CAP GROWTH FUND
                                                         ------------------------------------------------------------------------
                                                                                      CLASS I SHARES
                                                         ------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                         ------------------------------------------------------------------------
                                                            2001            2000            1999            1998          1997
                                                         ----------      ----------      ----------      ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............       $  12.97        $  10.62        $  12.05        $  10.94      $ 10.75
                                                          --------        --------        --------        --------      -------
Investment Activities:
  Net investment income (loss) ....................          (0.06)          (0.03)             --              --        (0.02)
  Net realized and unrealized gains (losses) from
    investments ...................................          (1.05)           3.26           (0.24)           2.44         1.31
                                                          --------        --------        --------        --------      -------
    Total from Investment Activities ..............          (1.11)           3.23           (0.24)           2.44         1.29
                                                          --------        --------        --------        --------      -------
Distributions:
  Net realized gains ..............................          (1.39)          (0.88)          (1.19)          (1.33)       (1.10)
                                                          --------        --------        --------        --------      -------
NET ASSET VALUE, END OF PERIOD ....................       $  10.47        $  12.97        $  10.62        $  12.05      $ 10.94
                                                          ========        ========        ========        ========      =======
Total Return ......................................          (9.00)%         32.26%          (0.72)%         23.58%       13.44%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............       $274,544        $253,626        $130,974        $114,951      $78,318
  Ratio of expenses to average net assets .........           1.04%           1.05%           1.06%           1.06%        1.02%
  Ratio of net investment income to average net
    assets ........................................          (0.59)%         (0.23)%          0.00%          (0.05)%      (0.16)%
  Ratio of expenses to average net assets* ........           1.04%           1.06%           1.09%           1.09%        1.12%
  Portfolio turnover (a) ..........................         157.71%         163.03%         127.83%          83.77%       92.01%

                                                                                  SMALL CAP GROWTH FUND
                                                         ------------------------------------------------------------------------
                                                                                      CLASS A SHARES
                                                         ------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                         ------------------------------------------------------------------------
                                                            2001            2000            1999            1998          1997
                                                         ----------      ----------      ----------      ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............       $ 12.91         $ 10.61         $ 12.02         $ 10.94       $ 10.73
                                                          -------         -------         -------         -------       -------
Investment Activities:
  Net investment income (loss) ....................         (0.10)          (0.01)          (0.02)          (0.03)        (0.04)
  Net realized and unrealized gains (losses) from
    investments ...................................         (1.03)           3.19           (0.20)           2.44          1.35
                                                          -------         -------         -------         -------       -------
    Total from Investment Activities ..............         (1.13)           3.18           (0.22)           2.41          1.31
                                                          -------         -------         -------         -------       -------
Distributions:
  Net realized gains ..............................         (1.39)          (0.88)          (1.19)          (1.33)        (1.10)
                                                          -------         -------         -------         -------       -------
NET ASSET VALUE, END OF PERIOD ....................       $ 10.39         $ 12.91         $ 10.61         $ 12.02       $ 10.94
                                                          =======         =======         =======         =======       =======
Total Return (Excludes Sales Charge) ..............         (9.21)%         31.79%          (0.53)%         23.28%        13.52%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............       $56,221         $71,858         $22,081         $21,634       $17,299
  Ratio of expenses to average net assets .........          1.29%           1.30%           1.31%           1.31%         1.27%
  Ratio of net investment income to average net
    assets ........................................         (0.83)%         (0.48)%         (0.24)%         (0.31)%       (0.41)%
  Ratio of expenses to average net assets* ........          1.29%           1.33%           1.44%           1.44%         1.45%
  Portfolio turnover (a) ..........................        157.71%         163.03%         127.83%          83.77%        92.01%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 SMALL CAP GROWTH FUND
                                                      -------------------------------------------------------------
                                                                                    CLASS B SHARES
                                                      -------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                      -------------------------------------------------------------
                                                         2001            2000            1999             1998
                                                      ----------      ----------      ----------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $ 12.36         $ 10.26         $ 11.79           $10.84
                                                       -------         -------         -------           ------
Investment Activities:
  Net investment income (loss) ...................       (0.15)          (0.01)          (0.06)           (0.03)
  Net realized and unrealized gains (losses) from
    investments ..................................       (1.00)           2.99           (0.28)            2.31
                                                       -------         -------         -------           ------
    Total from Investment Activities .............       (1.15)           2.98           (0.34)            2.28
                                                       -------         -------         -------           ------
Distributions:
  Net realized gains .............................       (1.39)          (0.88)          (1.19)           (1.33)
                                                       -------         -------         -------           ------
NET ASSET VALUE, END OF PERIOD ...................     $  9.82         $ 12.36         $ 10.26           $11.79
                                                       =======         =======         =======           ======
Total Return (Excludes Sales Charge) .............       (9.84)%         30.89%          (1.69)%          22.24%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..............     $25,625         $27,843         $10,278           $8,567
  Ratio of expenses to average net assets ........        2.04%           2.05%           2.06%            2.06%
  Ratio of net investment income to average net
    assets .......................................       (1.59)%         (1.23)%         (1.00)%          (1.02)%
  Ratio of expenses to average net assets* .......        2.04%           2.06%           2.09%            2.09%
  Portfolio turnover (a) .........................      157.71%         163.03%         127.83%           83.77%

                                                                          SMALL CAP GROWTH FUND
                                                      -------------------------------------------------------------
                                                                             CLASS C SHARES
                                                      -------------------------------------------------------------
                                                                                                       NOVEMBER 4,
                                                                 YEAR ENDED JUNE 30,                     1997 TO
                                                      ------------------------------------------        JUNE 30,
                                                         2001            2000            1999           1998 (b)
                                                      ----------      ----------      ----------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $ 12.62         $ 10.43         $ 11.97           $13.03
                                                       -------         -------         -------           ------
Investment Activities:
  Net investment income (loss) ...................       (0.10)             --           (0.08)           (0.02)
  Net realized and unrealized gains (losses) from
    investments ..................................       (1.09)           3.07           (0.27)            0.29
                                                       -------         -------         -------           ------
    Total from Investment Activities .............       (1.19)           3.07           (0.35)            0.27
                                                       -------         -------         -------           ------
Distributions:
  Net realized gains .............................       (1.39)          (0.88)          (1.19)           (1.33)
                                                       -------         -------         -------           ------
NET ASSET VALUE, END OF PERIOD ...................     $ 10.04         $ 12.62         $ 10.43           $11.97
                                                       =======         =======         =======           ======
Total Return (Excludes Sales Charge) .............       (9.96)%         31.27%          (1.75)%           3.08%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..............     $ 1,496         $   770         $   129           $   90
  Ratio of expenses to average net assets ........        2.04%           2.05%           2.06%            2.05%(d)
  Ratio of net investment income to average net
    assets .......................................       (1.59)%         (1.24)%         (1.02)%          (0.85)%(d)
  Ratio of expenses to average net assets* .......        2.04%           2.06%           2.09%            2.07%(d)
  Portfolio turnover (a) .........................      157.71%         163.03%         127.83%           83.77%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        SMALL CAP VALUE FUND
                                          ---------------------------------------------------------------------------------
                                                                           CLASS I SHARES
                                          ---------------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS
                                                 JUNE 30,             ENDED                 YEAR ENDED DECEMBER 31,
                                          -----------------------    JUNE 30,        --------------------------------------
                                             2001         2000       1999 (a)           1998          1997          1996
                                          ----------   ----------   ----------       ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $  13.74     $  14.26     $  15.02         $  16.22      $  13.80      $  12.19
                                           --------     --------     --------         --------      --------      --------
Investment Activities:
  Net investment income (loss) .........       0.22         0.13        (0.02)           (0.07)        (0.05)        (0.01)
  Net realized and unrealized gains
    (losses) from investments ..........       5.79        (0.53)       (0.66)           (0.60)         4.24          3.13
                                           --------     --------     --------         --------      --------      --------
    Total from Investment Activities ...       6.01        (0.40)       (0.68)           (0.67)         4.19          3.12
                                           --------     --------     --------         --------      --------      --------
Distributions:
  Net investment income ................      (0.22)       (0.12)          --               --            --            --
  In excess of net investment income ...         --           --           --               --            --         (0.01)
  Net realized gains ...................         --           --        (0.08)           (0.46)        (1.77)        (1.50)
  In excess of net realized gains ......         --           --           --            (0.07)           --            --
                                           --------     --------     --------         --------      --------      --------
    Total Distributions ................      (0.22)       (0.12)       (0.08)           (0.53)        (1.77)        (1.51)
                                           --------     --------     --------         --------      --------      --------
NET ASSET VALUE, END OF PERIOD .........   $  19.53     $  13.74     $  14.26         $  15.02      $  16.22      $  13.80
                                           ========     ========     ========         ========      ========      ========
Total Return ...........................      43.98%       (2.78)%      (4.48)%(b)       (4.11)%       30.60%        25.63%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $321,689     $179,923     $246,712         $276,754      $217,908      $125,840
  Ratio of expenses to average net
    assets .............................       0.96%        0.93%        0.94%(c)         0.94%         0.93%         0.88%
  Ratio of net investment income to
    average net assets .................       1.33%        0.83%       (0.35)%(c)       (0.48)%       (0.43)%       (0.04)%
  Ratio of expenses to average net
    assets* ............................       0.96%        0.98%        1.03%(c)         0.94%         0.93%         1.02%
  Portfolio turnover (d) ...............      74.81%      146.46%       50.90%           42.39%        58.29%        93.82%

                                                                        SMALL CAP VALUE FUND
                                          ---------------------------------------------------------------------------------
                                                                           CLASS A SHARES
                                          ---------------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS
                                                 JUNE 30,             ENDED                 YEAR ENDED DECEMBER 31,
                                          -----------------------    JUNE 30,        --------------------------------------
                                             2001         2000       1999 (a)           1998          1997          1996
                                          ----------   ----------   ----------       ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $ 13.52      $ 14.04      $ 14.81          $ 16.03       $ 13.70        $12.20
                                           -------      -------      -------          -------       -------        ------
Investment Activities:
  Net investment income (loss) .........      0.22         0.03        (0.05)           (0.10)        (0.06)        (0.02)
  Net realized and unrealized gains
    (losses) from investments ..........      5.64        (0.45)       (0.64)           (0.59)         4.16          3.02
                                           -------      -------      -------          -------       -------        ------
    Total from Investment Activities ...      5.86        (0.42)       (0.69)           (0.69)         4.10          3.00
                                           -------      -------      -------          -------       -------        ------
Distributions:
  Net investment income ................     (0.18)       (0.10)          --               --            --            --
  Net realized gains ...................        --           --        (0.08)           (0.46)        (1.77)        (1.50)
  In excess of net realized gains ......        --           --           --            (0.07)           --            --
                                           -------      -------      -------          -------       -------        ------
    Total Distributions ................     (0.18)       (0.10)       (0.08)           (0.53)        (1.77)        (1.50)
                                           -------      -------      -------          -------       -------        ------
NET ASSET VALUE, END OF PERIOD .........   $ 19.20      $ 13.52      $ 14.04          $ 14.81       $ 16.03        $13.70
                                           =======      =======      =======          =======       =======        ======
Total Return (Excludes Sales Charge) ...     43.55%       (2.94)%      (4.61)%(b)       (4.29)%       30.16%        24.59%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $40,634      $14,725      $26,592          $32,217       $21,836        $6,697
  Ratio of expenses to average net
    assets .............................      1.21%        1.18%        1.17%(c)         1.19%         1.18%         1.13%
  Ratio of net investment income to
    average net assets .................      1.07%        0.60%       (0.58)%(c)       (0.73)%       (0.68)%       (0.29)%
  Ratio of expenses to average net
    assets* ............................      1.21%        1.27%        1.29%(c)         1.19%         1.18%         1.24%
  Portfolio turnover (d) ...............     74.81%      146.46%       50.90%           42.39%        58.29%        93.82%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Small Cap Opportunity Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       SMALL CAP VALUE FUND
                                          ------------------------------------------------------------------------------
                                                                          CLASS B SHARES
                                          ------------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS
                                                 JUNE 30,             ENDED              YEAR ENDED DECEMBER 31,
                                          -----------------------    JUNE 30,    ---------------------------------------
                                             2001         2000       1999 (a)       1998           1997          1996
                                          ----------   ----------   ----------   ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $ 13.07       $13.63       $14.41       $15.74         $13.58        $12.12
                                           -------       ------       ------       ------         ------        ------
Investment Activities:
  Net investment income (loss) .........      0.26        (0.06)       (0.11)       (0.17)         (0.07)        (0.04)
  Net realized and unrealized gains
    (losses) from investments ..........      5.27        (0.44)       (0.59)       (0.63)          4.00          3.00
                                           -------       ------       ------       ------         ------        ------
    Total from Investment Activities ...      5.53        (0.50)       (0.70)       (0.80)          3.93          2.96
                                           -------       ------       ------       ------         ------        ------
Distributions:
  Net investment income ................     (0.08)       (0.06)          --           --             --            --
  Net realized gains ...................        --           --        (0.08)       (0.46)         (1.77)        (1.50)
  In excess of net realized gains ......        --           --           --        (0.07)            --            --
                                           -------       ------       ------       ------         ------        ------
    Total Distributions ................     (0.08)       (0.06)       (0.08)       (0.53)         (1.77)        (1.50)
                                           -------       ------       ------       ------         ------        ------
NET ASSET VALUE, END OF PERIOD .........   $ 18.52       $13.07       $13.63       $14.41         $15.74        $13.58
                                           =======       ======       ======       ======         ======        ======
Total Return (Excludes Sales Charge) ...     42.42%       (3.67)%      (4.81)%(b)    (5.11)%       29.17%        24.42%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $10,303       $2,531       $3,320       $4,014         $1,799        $  110
  Ratio of expenses to average net
    assets .............................      1.96%        1.93%        1.94%(c)     1.94%          1.93%         1.88%
  Ratio of net investment income to
    average net assets .................      0.29%       (0.14)%      (1.34)%(c)    (1.48)%       (1.43)%       (1.04)%
  Ratio of expenses to average net
    assets* ............................      1.96%        1.98%        2.02%(c)     1.94%          1.93%         3.04%
  Portfolio turnover (d) ...............     74.81%      146.46%       50.90%       42.39%         58.29%        93.82%

                                                  SMALL CAP VALUE FUND
                                          ------------------------------------
                                                     CLASS C SHARES
                                          ------------------------------------
                                                YEAR ENDED          MARCH 22,
                                                 JUNE 30,            1999 TO
                                          -----------------------    JUNE 30,
                                             2001         2000       1999 (e)
                                          ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...    $13.05       $13.60       $12.07
                                            ------       ------       ------
Investment Activities:
  Net investment income (loss) .........      0.06         0.06           --
  Net realized and unrealized gains
    (losses) from investments ..........      5.48        (0.55)        1.53
                                            ------       ------       ------
    Total from Investment Activities ...      5.54        (0.49)        1.53
                                            ------       ------       ------
Distributions:
  Net investment income ................     (0.11)       (0.06)          --
                                            ------       ------       ------
NET ASSET VALUE, END OF PERIOD .........    $18.48       $13.05       $13.60
                                            ======       ======       ======
Total Return (Excludes Sales Charge) ...     42.55%       (3.57)%      12.68%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....    $1,531       $   50       $   19
  Ratio of expenses to average net
    assets .............................      1.98%        1.94%        1.94%(c)
  Ratio of net investment income to
    average net assets .................      0.22%        0.21%       (1.13)%(c)
  Ratio of expenses to average net
    assets* ............................      1.98%        1.99%        2.11%(c)
  Portfolio turnover (d) ...............     74.81%      146.46%       50.90%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Small Cap Opportunity Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(e) Period from commencement of operations.
See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  MID CAP GROWTH FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $    29.73      $    25.32      $    22.51       $  19.46        $  18.81
                                                       ----------      ----------      ----------       --------        --------
Investment Activities:
  Net investment income (loss) ....................         (0.15)          (0.10)          (0.07)         (0.07)           0.25
  Net realized and unrealized gains (losses) from
    investments ...................................         (3.13)           8.59            5.58           5.70            3.59
                                                       ----------      ----------      ----------       --------        --------
    Total from Investment Activities ..............         (3.28)           8.49            5.51           5.63            3.84
                                                       ----------      ----------      ----------       --------        --------
Distributions:
  Net investment income ...........................            --              --              --             --           (0.25)
  In excess of net investment income ..............            --              --              --             --           (0.02)
  Net realized gains ..............................         (4.32)          (4.08)          (2.70)         (2.58)          (2.92)
                                                       ----------      ----------      ----------       --------        --------
    Total Distributions ...........................         (4.32)          (4.08)          (2.70)         (2.58)          (3.19)
                                                       ----------      ----------      ----------       --------        --------
NET ASSET VALUE, END OF PERIOD ....................    $    22.13      $    29.73      $    25.32       $  22.51        $  19.46
                                                       ==========      ==========      ==========       ========        ========
Total Return ......................................        (13.54)%         36.65%          28.39%         31.11%          22.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............    $1,418,647      $1,624,824      $1,164,884       $868,901        $623,911
  Ratio of expenses to average net assets .........          0.99%           0.99%           0.99%          1.00%           0.99%
  Ratio of net investment income to average net
    assets ........................................         (0.60)%         (0.38)%         (0.35)%        (0.36)%          1.32%
  Portfolio turnover (a) ..........................        127.02%         181.78%         141.46%        158.43%         301.35%

                                                                                  MID CAP GROWTH FUND
                                                       --------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                       ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $  29.23        $  25.02        $  22.36        $ 19.37         $ 18.76
                                                        --------        --------        --------        -------         -------
Investment Activities:
  Net investment income (loss) ....................        (0.19)          (0.11)          (0.10)         (0.08)           0.21
  Net realized and unrealized gains (losses) from
    investments ...................................        (3.08)           8.40            5.46           5.65            3.58
                                                        --------        --------        --------        -------         -------
    Total from Investment Activities ..............        (3.27)           8.29            5.36           5.57            3.79
                                                        --------        --------        --------        -------         -------
Distributions:
  Net investment income ...........................           --              --              --             --           (0.24)
  In excess of net investment income ..............           --              --              --             --           (0.02)
  Net realized gains ..............................        (4.32)          (4.08)          (2.70)         (2.58)          (2.92)
                                                        --------        --------        --------        -------         -------
    Total Distributions ...........................        (4.32)          (4.08)          (2.70)         (2.58)          (3.18)
                                                        --------        --------        --------        -------         -------
NET ASSET VALUE, END OF PERIOD ....................     $  21.64        $  29.23        $  25.02        $ 22.36         $ 19.37
                                                        ========        ========        ========        =======         =======
Total Return (Excludes Sales Charge) ..............       (13.77)%         36.25%          27.87%         30.95%          22.52%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............     $338,797        $343,284        $159,292        $95,647         $43,370
  Ratio of expenses to average net assets .........         1.24%           1.24%           1.24%          1.25%           1.25%
  Ratio of net investment income to average net
    assets ........................................        (0.85)%         (0.64)%         (0.60)%        (0.60)%          0.92%
  Ratio of expenses to average net assets* ........         1.24%           1.26%           1.34%          1.35%           1.34%
  Portfolio turnover (a) ..........................       127.02%         181.78%         141.46%        158.43%         301.35%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  MID CAP GROWTH FUND
                                                      ---------------------------------------------------------------------------
                                                                                    CLASS B SHARES
                                                      ---------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                      ---------------------------------------------------------------------------
                                                         2001            2000            1999             1998            1997
                                                      ----------      ----------      ----------      -------------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $  27.17        $  23.67        $  21.44          $ 18.82        $ 18.43
                                                       --------        --------        --------          -------        -------
Investment Activities:
  Net investment income (loss) ...................        (0.25)          (0.12)          (0.18)           (0.15)          0.11
  Net realized and unrealized gains (losses) from
    investments ..................................        (2.89)           7.70            5.11             5.35           3.44
                                                       --------        --------        --------          -------        -------
    Total from Investment Activities .............        (3.14)           7.58            4.93             5.20           3.55
                                                       --------        --------        --------          -------        -------
Distributions:
  Net investment income ..........................           --              --              --               --          (0.22)
  In excess of net investment income .............           --              --              --               --          (0.02)
  Net realized gains .............................        (4.32)          (4.08)          (2.70)           (2.58)         (2.92)
                                                       --------        --------        --------          -------        -------
    Total Distributions ..........................        (4.32)          (4.08)          (2.70)           (2.58)         (3.16)
                                                       --------        --------        --------          -------        -------
NET ASSET VALUE, END OF PERIOD ...................     $  19.71        $  27.17        $  23.67          $ 21.44        $ 18.82
                                                       ========        ========        ========          =======        =======
Total Return (Excludes Sales Charge) .............       (14.42)%         35.23%          26.96%           29.79%         21.73%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..............     $333,269        $316,729        $147,600          $90,930        $37,409
  Ratio of expenses to average net assets ........         1.99%           1.99%           1.99%            2.00%          2.00%
  Ratio of net investment income to average net
    assets .......................................        (1.60)%         (1.39)%         (1.35)%          (1.35)%         0.01%
  Portfolio turnover (a) .........................       127.02%         181.78%         141.46%          158.43%        301.35%

                                                                           MID CAP GROWTH FUND
                                                      -------------------------------------------------------------
                                                                             CLASS C SHARES
                                                      -------------------------------------------------------------
                                                                                                       NOVEMBER 4,
                                                                 YEAR ENDED JUNE 30,                     1997 TO
                                                      ------------------------------------------        JUNE 30,
                                                         2001            2000            1999           1998 (b)
                                                      ----------      ----------      ----------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $ 29.09         $ 25.04         $ 22.42           $ 21.47
                                                       -------         -------         -------           -------
Investment Activities:
  Net investment income (loss) ...................       (0.34)          (0.20)          (0.15)            (0.04)
  Net realized and unrealized gains (losses) from
    investments ..................................       (3.07)           8.33            5.47              2.77
                                                       -------         -------         -------           -------
    Total from Investment Activities .............       (3.41)           8.13            5.32              2.73
                                                       -------         -------         -------           -------
Distributions:
  Net realized gains .............................       (4.32)          (4.08)          (2.70)            (1.78)
                                                       -------         -------         -------           -------
NET ASSET VALUE, END OF PERIOD ...................     $ 21.36         $ 29.09         $ 25.04           $ 22.42
                                                       =======         =======         =======           =======
Total Return (Excludes Sales Charge) .............      (14.39)%         35.50%          27.57%            14.27%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..............     $65,123         $64,422         $16,597           $ 1,088
  Ratio of expenses to average net assets ........        1.99%           1.99%           1.99%             2.01%(d)
  Ratio of net investment income to average net
    assets .......................................       (1.60)%         (1.40)%         (1.32)%           (1.31)%(d)
  Portfolio turnover (a) .........................      127.02%         181.78%         141.46%           158.43%

------------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   MID CAP VALUE FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    13.44       $  14.88       $    16.90       $  15.65       $  14.69
                                                        ----------       --------       ----------       --------       --------
Investment Activities:
  Net investment income (loss) ......................         0.12           0.12             0.13           0.14           0.22
  Net realized and unrealized gains (losses) from
    investments .....................................         3.98          (0.14)            0.24           3.99           2.57
                                                        ----------       --------       ----------       --------       --------
    Total from Investment Activities ................         4.10          (0.02)            0.37           4.13           2.79
                                                        ----------       --------       ----------       --------       --------
Distributions:
  Net investment income .............................        (0.12)         (0.12)           (0.13)         (0.14)         (0.22)
  Net realized gains ................................        (0.68)         (1.30)           (2.26)         (2.74)         (1.61)
                                                        ----------       --------       ----------       --------       --------
    Total Distributions .............................        (0.80)         (1.42)           (2.39)         (2.88)         (1.83)
                                                        ----------       --------       ----------       --------       --------
NET ASSET VALUE, END OF PERIOD ......................   $    16.74       $  13.44       $    14.88       $  16.90       $  15.65
                                                        ==========       ========       ==========       ========       ========
Total Return ........................................        31.55%          0.38%            3.82%         28.27%         20.56%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................   $1,180,092       $963,410       $1,057,827       $634,672       $562,302
  Ratio of expenses to average net assets ...........         0.96%          0.97%            0.95%          0.96%          0.98%
  Ratio of net investment income to average net
    assets ..........................................         0.77%          0.93%            0.94%          0.85%          1.52%
  Ratio of expenses to average net assets* ..........         0.96%          0.97%            0.96%          0.96%          0.98%
  Portfolio turnover (a) ............................       127.06%        110.43%          115.65%        106.41%         92.66%

                                                                                   MID CAP VALUE FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  13.48        $ 14.93         $  16.93         $ 15.68       $ 14.72
                                                         --------        -------         --------         -------       -------
Investment Activities:
  Net investment income (loss) ......................        0.08           0.09             0.09            0.10          0.19
  Net realized and unrealized gains (losses) from
    investments .....................................        4.00          (0.15)            0.26            3.99          2.57
                                                         --------        -------         --------         -------       -------
    Total from Investment Activities ................        4.08          (0.06)            0.35            4.09          2.76
                                                         --------        -------         --------         -------       -------
Distributions:
  Net investment income .............................       (0.08)         (0.09)           (0.09)          (0.10)        (0.19)
  Net realized gains ................................       (0.68)         (1.30)           (2.26)          (2.74)        (1.61)
                                                         --------        -------         --------         -------       -------
    Total Distributions .............................       (0.76)         (1.39)           (2.35)          (2.84)        (1.80)
                                                         --------        -------         --------         -------       -------
NET ASSET VALUE, END OF PERIOD ......................    $  16.80        $ 13.48         $  14.93         $ 16.93       $ 15.68
                                                         ========        =======         ========         =======       =======
Total Return (Excludes Sales Charge) ................       31.30%          0.05%            3.70%          27.90%        20.21%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $124,248        $88,721         $122,392         $29,443       $23,909
  Ratio of expenses to average net assets ...........        1.21%          1.22%            1.21%           1.21%         1.23%
  Ratio of net investment income to average net
    assets ..........................................        0.51%          0.67%            0.28%           0.60%         1.26%
  Ratio of expenses to average net assets* ..........        1.21%          1.26%            1.31%           1.31%         1.31%
  Portfolio turnover (a) ............................      127.06%        110.43%          115.65%         106.41%        92.66%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    MID CAP VALUE FUND
                                                         ------------------------------------------------------------------------
                                                                                      CLASS B SHARES
                                                         ------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                         ------------------------------------------------------------------------
                                                            2001            2000            1999            1998          1997
                                                         ----------      ----------      ----------      ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD .................    $ 13.34         $ 14.80         $ 16.85         $ 15.64       $ 14.69
                                                          -------         -------         -------         -------       -------
Investment Activities:
  Net investment income (loss) .......................      (0.01)          (0.01)             --           (0.02)         0.08
  Net realized and unrealized gains (losses) from
    investments ......................................       3.92           (0.14)           0.22            3.98          2.55
                                                          -------         -------         -------         -------       -------
    Total from Investment Activities .................       3.91           (0.15)           0.22            3.96          2.63
                                                          -------         -------         -------         -------       -------
Distributions:
  Net investment income ..............................         --           (0.01)          (0.01)          (0.01)        (0.07)
  Net realized gains .................................      (0.68)          (1.30)          (2.26)          (2.74)        (1.61)
                                                          -------         -------         -------         -------       -------
    Total Distributions ..............................      (0.68)          (1.31)          (2.27)          (2.75)        (1.68)
                                                          -------         -------         -------         -------       -------
NET ASSET VALUE, END OF PERIOD .......................    $ 16.57         $ 13.34         $ 14.80         $ 16.85       $ 15.64
                                                          =======         =======         =======         =======       =======
Total Return (Excludes Sales Charge) .................      30.26%          (0.61)%          2.76%          26.97%        19.19%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..................    $56,715         $33,734         $41,380         $30,094       $20,499
  Ratio of expenses to average net assets ............       1.96%           1.97%           1.95%           1.96%         1.98%
  Ratio of net investment income to average net
    assets ...........................................      (0.24)%         (0.07)%         (0.25)%         (0.15)%        0.51%
  Ratio of expenses to average net assets* ...........       1.96%           1.97%           1.96%           1.96%         1.98%
  Portfolio turnover (a) .............................     127.06%         110.43%         115.65%         106.41%        92.66%

                                                                     MID CAP VALUE FUND
                                                         ------------------------------------------
                                                                       CLASS C SHARES
                                                         ------------------------------------------
                                                                 YEAR ENDED              MARCH 22,
                                                                  JUNE 30,                1999 TO
                                                         --------------------------       JUNE 30,
                                                            2001            2000          1999 (b)
                                                         ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $13.35          $14.80          $13.34
                                                           ------          ------          ------
Investment Activities:
  Net investment income (loss) .......................       0.02            0.03              --
  Net realized and unrealized gains (losses) from
    investments ......................................       3.90           (0.15)           1.46
                                                           ------          ------          ------
    Total from Investment Activities .................       3.92           (0.12)           1.46
                                                           ------          ------          ------
Distributions:
  Net investment income ..............................      (0.02)          (0.03)             --
  Net realized gains .................................      (0.68)          (1.30)             --
                                                           ------          ------          ------
    Total Distributions ..............................      (0.70)          (1.33)             --
                                                           ------          ------          ------
NET ASSET VALUE, END OF PERIOD .......................     $16.57          $13.35          $14.80
                                                           ======          ======          ======
Total Return (Excludes Sales Charge) .................      30.32%          (0.40)%         10.98%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..................     $2,807          $  169          $   48
  Ratio of expenses to average net assets ............       1.96%           1.97%           1.95%(d)
  Ratio of net investment income to average net
    assets ...........................................      (0.33)%         (0.10)%         (0.44)%(d)
  Ratio of expenses to average net assets* ...........       1.96%           1.97%           1.96%(d)
  Portfolio turnover (a) .............................     127.06%         110.43%         115.65%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      DIVERSIFIED MID CAP FUND
                                          ---------------------------------------------------------------------------------
                                                                           CLASS I SHARES
                                          ---------------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS
                                                 JUNE 30,             ENDED                 YEAR ENDED DECEMBER 31,
                                          -----------------------    JUNE 30,        --------------------------------------
                                             2001         2000       1999 (a)           1998          1997          1996
                                          ----------   ----------   ----------       ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $  21.69     $  22.10     $  20.46         $  20.93      $  17.61      $  15.15
                                           --------     --------     --------         --------      --------      --------
Investment Activities:
  Net investment income (loss) .........       0.02         0.06        (0.01)           (0.01)         0.01          0.04
  Net realized and unrealized gains
    (losses) from investments ..........       1.33         2.59         1.70             0.93          4.88          3.74
                                           --------     --------     --------         --------      --------      --------
    Total from Investment Activities ...       1.35         2.65         1.69             0.92          4.89          3.78
                                           --------     --------     --------         --------      --------      --------
Distributions:
  Net investment income ................      (0.03)       (0.05)          --               --         (0.01)        (0.04)
  Net realized gains ...................      (4.55)       (3.01)       (0.05)           (1.39)        (1.56)        (1.28)
                                           --------     --------     --------         --------      --------      --------
    Total Distributions ................      (4.58)       (3.06)       (0.05)           (1.39)        (1.57)        (1.32)
                                           --------     --------     --------         --------      --------      --------
NET ASSET VALUE, END OF PERIOD .........   $  18.46     $  21.69     $  22.10         $  20.46      $  20.93      $  17.61
                                           ========     ========     ========         ========      ========      ========
Total Return ...........................       6.13%       14.03%        8.32%(b)         4.61%        27.91%        25.03%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $890,096     $832,959     $987,059         $987,256      $803,670      $677,608
  Ratio of expenses to average net
    assets .............................       0.93%        0.86%        0.90%(c)         0.90%         0.84%         0.81%
  Ratio of net investment income to
    average net assets .................       0.19%        0.24%       (0.09)%(c)       (0.08)%        0.05%         0.24%
  Ratio of expenses to average net
    assets* ............................       0.93%        0.91%        0.97%(c)         0.90%         0.84%         0.81%
  Portfolio turnover (d) ...............      59.45%       70.01%       23.53%           26.89%        37.54%(e)     34.87%

                                                                      DIVERSIFIED MID CAP FUND
                                          ---------------------------------------------------------------------------------
                                                                           CLASS A SHARES
                                          ---------------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS
                                                 JUNE 30,             ENDED                 YEAR ENDED DECEMBER 31,
                                          -----------------------    JUNE 30,        --------------------------------------
                                             2001         2000       1999 (a)           1998          1997          1996
                                          ----------   ----------   ----------       ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $  21.50     $  21.96     $  20.35         $  20.89      $  17.61      $ 15.15
                                           --------     --------     --------         --------      --------      -------
Investment Activities:
  Net investment income (loss) .........      (0.01)       (0.01)       (0.04)           (0.07)        (0.03)        0.02
  Net realized and unrealized gains
    (losses) from investments ..........       1.31         2.58         1.70             0.92          4.87         3.74
                                           --------     --------     --------         --------      --------      -------
    Total from Investment Activities ...       1.30         2.57         1.66             0.85          4.84         3.76
                                           --------     --------     --------         --------      --------      -------
Distributions:
  Net investment income ................         --(f)     (0.02)          --               --            --        (0.02)
  Net realized gains ...................      (4.55)       (3.01)       (0.05)           (1.39)        (1.56)       (1.28)
                                           --------     --------     --------         --------      --------      -------
    Total Distributions ................      (4.55)       (3.03)       (0.05)           (1.39)        (1.56)       (1.30)
                                           --------     --------     --------         --------      --------      -------
NET ASSET VALUE, END OF PERIOD .........   $  18.25     $  21.50     $  21.96         $  20.35      $  20.89      $ 17.61
                                           ========     ========     ========         ========      ========      =======
Total Return (Excludes Sales Charge) ...       5.91%       13.74%        8.21%(b)         4.30%        27.56%       24.91%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $177,665     $217,623     $242,528         $278,279      $234,020      $91,516
  Ratio of expenses to average net
    assets .............................       1.18%        1.11%        1.10%(c)         1.15%         1.09%        0.93%
  Ratio of net investment income to
    average net assets .................      (0.06)%      (0.01)%      (0.30)%(c)       (0.33)%       (0.20)%       0.12%
  Ratio of expenses to average net
    assets* ............................       1.18%        1.19%        1.22%(c)         1.15%         1.09%        0.93%
  Portfolio turnover (d) ...............      59.45%       70.01%       23.53%           26.89%        37.54%(e)    34.87%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Mid Cap Opportunity Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(e) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

(f) Amount is less than $0.01.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     DIVERSIFIED MID CAP FUND**
                                          --------------------------------------------------------------------------------
                                                                           CLASS B SHARES
                                          --------------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS          YEAR ENDED           SEPTEMBER 23,
                                                 JUNE 30,             ENDED            DECEMBER 31,             1996 TO
                                          -----------------------    JUNE 30,    -------------------------   DECEMBER 31,
                                             2001         2000       1999 (a)       1998           1997        1996 (b)
                                          ----------   ----------   ----------   ----------     ----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $ 32.40       $40.92       $38.20       $42.32         $38.28        $40.00
                                           -------       ------       ------       ------         ------        ------
Investment Activities:
  Net investment income (loss) .........     (0.30)       (0.08)       (0.28)       (0.36)         (0.12)           --
  Net realized and unrealized gains
    (losses) from investments ..........      2.21         3.64         3.20         1.80          10.40          3.16
                                           -------       ------       ------       ------         ------        ------
    Total from Investment Activities ...      1.91         3.56         2.92         1.44          10.28          3.16
                                           -------       ------       ------       ------         ------        ------
Distributions:
  Net investment income ................        --        (0.04)          --           --             --         (0.04)
  Net realized gains ...................    (16.33)      (12.04)       (0.20)       (5.56)         (6.24)        (4.84)
                                           -------       ------       ------       ------         ------        ------
    Total Distributions ................    (16.33)      (12.08)       (0.20)       (5.56)         (6.24)        (4.88)
                                           -------       ------       ------       ------         ------        ------
NET ASSET VALUE, END OF PERIOD .........   $ 17.98       $32.40       $40.92       $38.20         $42.32        $38.28
                                           =======       ======       ======       ======         ======        ======
Total Return (Excludes Sales Charge) ...      5.05%       13.01%        7.76%(c)     3.79%         27.10%         7.94%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $12,149       $6,771       $6,283       $7,108         $3,965        $  154
  Ratio of expenses to average net
    assets .............................      1.93%        1.86%        1.88%(d)     1.90%          1.84%         1.81%(d)
  Ratio of net investment income to
    average net assets .................     (0.81)%      (0.75)%      (1.08)%(d)   (1.08)%        (0.95)%       (0.59)%(d)
  Ratio of expenses to average net
    assets* ............................      1.93%        1.91%        1.95%(d)     1.90%          1.84%         1.81%(d)
  Portfolio turnover (e) ...............     59.45%       70.01%       23.53%       26.89%         37.54%(f)     34.87%

                                               DIVERSIFIED MID CAP FUND**
                                          ------------------------------------
                                                     CLASS C SHARES
                                          ------------------------------------
                                                YEAR ENDED          MARCH 22,
                                                 JUNE 30,            1999 TO
                                          -----------------------    JUNE 30,
                                             2001         2000       1999 (b)
                                          ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...    $32.36       $40.92       $35.72
                                            ------       ------       ------
Investment Activities:
  Net investment income (loss) .........     (0.05)       (0.28)          --
  Net realized and unrealized gains
    (losses) from investments ..........      2.01         3.80         5.20
                                            ------       ------       ------
    Total from Investment Activities ...      1.96         3.52         5.20
                                            ------       ------       ------
Distributions:
  Net investment income ................        --        (0.04)          --
  Net realized gains ...................    (16.33)      (12.04)          --
                                            ------       ------       ------
    Total Distributions ................    (16.33)      (12.08)          --
                                            ------       ------       ------
NET ASSET VALUE, END OF PERIOD .........    $17.99       $32.36       $40.92
                                            ======       ======       ======
Total Return (Excludes Sales Charge) ...      5.24%       12.83%       14.56%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....    $1,809       $  109       $   15
  Ratio of expenses to average net
    assets .............................      1.97%        1.86%        1.88%(d)
  Ratio of net investment income to
    average net assets .................     (0.77)%      (0.72)%      (1.20)%(d)
  Ratio of expenses to average net
    assets* ............................      1.97%        1.91%        1.99%(d)
  Portfolio turnover (e) ...............     59.45%       70.01%       23.53%

------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 ** Per share numbers prior to November 17, 2000, have been adjusted to reflect a 4 for 1 reverse stock split.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Mid Cap Opportunity Fund.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(f) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  LARGE CAP GROWTH FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    26.68      $    26.15      $    22.71      $    19.44     $    15.44
                                                        ----------      ----------      ----------      ----------     ----------
Investment Activities:
  Net investment income (loss) ......................        (0.08)          (0.03)             --            0.04           0.12
  Net realized and unrealized gains (losses) from
    investments .....................................        (8.58)           3.90            5.80            6.13           4.79
                                                        ----------      ----------      ----------      ----------     ----------
    Total from Investment Activities ................        (8.66)           3.87            5.80            6.17           4.91
                                                        ----------      ----------      ----------      ----------     ----------
Distributions:
  Net investment income .............................           --              --              --           (0.02)         (0.11)
  Net realized gains ................................        (0.90)          (3.34)          (2.36)          (2.88)         (0.80)
                                                        ----------      ----------      ----------      ----------     ----------
    Total Distributions .............................        (0.90)          (3.34)          (2.36)          (2.90)         (0.91)
                                                        ----------      ----------      ----------      ----------     ----------
NET ASSET VALUE, END OF PERIOD ......................   $    17.12      $    26.68      $    26.15      $    22.71     $    19.44
                                                        ==========      ==========      ==========      ==========     ==========
Total Return ........................................       (33.56)%         15.30%          28.78%          35.75%         33.11%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................   $2,059,004      $3,118,107      $3,052,729      $1,510,521     $1,142,864
  Ratio of expenses to average net assets ...........         0.93%           0.94%           0.96%           0.99%          0.99%
  Ratio of net investment income to average net
    assets ..........................................        (0.38)%         (0.12)%          0.07%           0.21%          0.69%
  Portfolio turnover (a) ............................        73.36%         123.21%          86.34%         117.34%         57.17%

                                                                                  LARGE CAP GROWTH FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  27.42        $  26.86        $  23.32        $  19.92       $  15.83
                                                         --------        --------        --------        --------       --------
Investment Activities:
  Net investment income (loss) ......................       (0.14)          (0.07)          (0.07)          (0.01)          0.08
  Net realized and unrealized gains (losses) from
    investments .....................................       (8.81)           3.97            5.97            6.30           4.88
                                                         --------        --------        --------        --------       --------
    Total from Investment Activities ................       (8.95)           3.90            5.90            6.29           4.96
                                                         --------        --------        --------        --------       --------
Distributions:
  Net investment income .............................          --              --              --              --          (0.07)
  In excess of net investment income ................          --              --              --           (0.01)            --
  Net realized gains ................................       (0.90)          (3.34)          (2.36)          (2.88)         (0.80)
                                                         --------        --------        --------        --------       --------
    Total Distributions .............................       (0.90)          (3.34)          (2.36)          (2.89)         (0.87)
                                                         --------        --------        --------        --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $  17.57        $  27.42        $  26.86        $  23.32       $  19.92
                                                         ========        ========        ========        ========       ========
Total Return (Excludes Sales Charge) ................      (33.72)%         14.99%          28.43%          35.43%         32.57%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $412,205        $662,088        $447,209        $199,052       $125,910
  Ratio of expenses to average net assets ...........        1.18%           1.19%           1.21%           1.24%          1.24%
  Ratio of net investment income to average net
    assets ..........................................       (0.63)%         (0.38)%         (0.43)%         (0.04)%         0.44%
  Ratio of expenses to average net assets* ..........        1.18%           1.22%           1.31%           1.34%          1.32%
  Portfolio turnover (a) ............................       73.36%         123.21%          86.34%         117.34%         57.17%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  LARGE CAP GROWTH FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  26.14        $  25.92        $  22.73        $  19.61       $  15.63
                                                         --------        --------        --------        --------       --------
Investment Activities:
  Net investment income (loss) ......................       (0.29)          (0.15)          (0.09)          (0.10)         (0.04)
  Net realized and unrealized gains (losses) from
    investments .....................................       (8.35)           3.71            5.64            6.10           4.82
                                                         --------        --------        --------        --------       --------
    Total from Investment Activities ................       (8.64)           3.56            5.55            6.00           4.78
                                                         --------        --------        --------        --------       --------
Distributions:
  Net investment income .............................          --              --              --              --             --
  Net realized gains ................................       (0.90)          (3.34)          (2.36)          (2.88)         (0.80)
                                                         --------        --------        --------        --------       --------
    Total Distributions .............................       (0.90)          (3.34)          (2.36)          (2.88)         (0.80)
                                                         --------        --------        --------        --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $  16.60        $  26.14        $  25.92        $  22.73       $  19.61
                                                         ========        ========        ========        ========       ========
Total Return (Excludes Sales Charge) ................      (34.20)%         14.16%          27.54%          34.39%         31.74%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $619,423        $978,576        $617,672        $280,563       $132,268
  Ratio of expenses to average net assets ...........        1.93%           1.94%           1.96%           1.99%          2.00%
  Ratio of net investment income to average net
    assets ..........................................       (1.38)%         (1.13)%         (0.98)%         (0.80)%        (0.33)%
  Portfolio turnover (a) ............................       73.36%         123.21%          86.34%         117.34%         57.17%

                                                                           LARGE CAP GROWTH FUND
                                                        -----------------------------------------------------------
                                                                              CLASS C SHARES
                                                        -----------------------------------------------------------
                                                                                                        NOVEMBER 4,
                                                                   YEAR ENDED JUNE 30,                    1997 TO
                                                        ------------------------------------------       JUNE 30,
                                                           2001            2000            1999          1998 (b)
                                                        ----------      ----------      ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 25.91         $ 25.71          $22.57          $18.98
                                                         -------         -------          ------          ------
Investment Activities:
  Net investment income (loss) ......................      (0.30)          (0.10)          (0.04)          (0.06)
  Net realized and unrealized gains (losses) from
    investments .....................................      (8.26)           3.64            5.54            4.99
                                                         -------         -------          ------          ------
    Total from Investment Activities ................      (8.56)           3.54            5.50            4.93
                                                         -------         -------          ------          ------
Distributions:
  Net realized gains ................................      (0.90)          (3.34)          (2.36)          (1.34)
                                                         -------         -------          ------          ------
NET ASSET VALUE, END OF PERIOD ......................    $ 16.45         $ 25.91          $25.71          $22.57
                                                         =======         =======          ======          ======
Total Return (Excludes Sales Charge) ................     (34.19)%         14.20%          27.52%          27.63%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $35,685         $55,682          $8,328          $  492
  Ratio of expenses to average net assets ...........       1.93%           1.95%           1.95%           1.98%(d)
  Ratio of net investment income to average net
    assets ..........................................      (1.38)%         (1.17)%         (0.94)%         (0.87)%(d)
  Portfolio turnover (a) ............................      73.36%         123.21%          86.34%         117.34%

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  LARGE CAP VALUE FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    15.50      $    18.09      $    16.70       $  14.79       $  12.83
                                                        ----------      ----------      ----------       --------       --------
Investment Activities:
  Net investment income (loss) ......................         0.11            0.13            0.18           0.21           0.27
  Net realized and unrealized gains (losses) from
    investments .....................................         1.05           (1.10)           2.44           2.84           3.01
                                                        ----------      ----------      ----------       --------       --------
    Total from Investment Activities ................         1.16           (0.97)           2.62           3.05           3.28
                                                        ----------      ----------      ----------       --------       --------
Distributions:
  Net investment income .............................        (0.11)          (0.13)          (0.18)         (0.21)         (0.26)
  Net realized gains ................................        (0.39)          (1.49)          (1.05)         (0.93)         (1.06)
                                                        ----------      ----------      ----------       --------       --------
    Total Distributions .............................        (0.50)          (1.62)          (1.23)         (1.14)         (1.32)
                                                        ----------      ----------      ----------       --------       --------
NET ASSET VALUE, END OF PERIOD ......................   $    16.16      $    15.50      $    18.09       $  16.70       $  14.79
                                                        ==========      ==========      ==========       ========       ========
Total Return ........................................         7.54%          (5.64)%         17.26%         21.46%         27.10%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................   $1,544,504      $1,474,666      $1,095,686       $792,649       $686,156
  Ratio of expenses to average net assets ...........         0.96%           0.96%           0.95%          0.95%          0.97%
  Ratio of net investment income to average net
    assets ..........................................         0.69%           0.82%           1.15%          1.34%          1.99%
  Portfolio turnover (a) ............................       127.66%         131.95%          40.69%         47.35%         77.05%

                                                                                  LARGE CAP VALUE FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 15.61         $ 18.24         $ 16.77          $ 14.85       $ 12.87
                                                         -------         -------         -------          -------       -------
Investment Activities:
  Net investment income (loss) ......................       0.07            0.09            0.14             0.18          0.23
  Net realized and unrealized gains (losses) from
    investments .....................................       1.07           (1.14)           2.52             2.84          3.04
                                                         -------         -------         -------          -------       -------
    Total from Investment Activities ................       1.14           (1.05)           2.66             3.02          3.27
                                                         -------         -------         -------          -------       -------
Distributions:
  Net investment income .............................      (0.08)          (0.09)          (0.14)           (0.17)        (0.23)
  Net realized gains ................................      (0.39)          (1.49)          (1.05)           (0.93)        (1.06)
                                                         -------         -------         -------          -------       -------
    Total Distributions .............................      (0.47)          (1.58)          (1.19)           (1.10)        (1.29)
                                                         -------         -------         -------          -------       -------
NET ASSET VALUE, END OF PERIOD ......................    $ 16.28         $ 15.61         $ 18.24          $ 16.77       $ 14.85
                                                         =======         =======         =======          =======       =======
Total Return (Excludes Sales Charge) ................       7.30%          (6.06)%         17.39%           21.14%        26.90%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $77,476         $45,190         $28,448          $15,699       $14,832
  Ratio of expenses to average net assets ...........       1.21%           1.21%           1.20%            1.20%         1.22%
  Ratio of net investment income to average net
    assets ..........................................       0.44%           0.56%           0.90%            1.10%         1.72%
  Ratio of expenses to average net assets* ..........       1.21%           1.24%           1.30%            1.30%         1.31%
  Portfolio turnover (a) ............................     127.66%         131.95%          40.69%           47.35%        77.05%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  LARGE CAP VALUE FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD ...............................    $ 15.61         $ 18.25         $ 16.84          $ 14.95        $12.98
                                                         -------         -------         -------          -------        ------
Investment Activities:
  Net investment income (loss) ......................      (0.04)          (0.02)           0.03             0.07          0.14
  Net realized and unrealized gains (losses) from
    investments .....................................       1.04           (1.12)           2.48             2.84          3.04
                                                         -------         -------         -------          -------        ------
    Total from Investment Activities ................       1.00           (1.14)           2.51             2.91          3.18
                                                         -------         -------         -------          -------        ------
Distributions:
  Net investment income .............................         --           (0.01)          (0.05)           (0.09)        (0.15)
  Net realized gains ................................      (0.39)          (1.49)          (1.05)           (0.93)        (1.06)
                                                         -------         -------         -------          -------        ------
    Total Distributions .............................      (0.39)          (1.50)          (1.10)           (1.02)        (1.21)
                                                         -------         -------         -------          -------        ------
NET ASSET VALUE, END OF PERIOD ......................    $ 16.22         $ 15.61         $ 18.25          $ 16.84        $14.95
                                                         =======         =======         =======          =======        ======
Total Return (Excludes Sales Charge) ................       6.42%          (6.56)%         16.30%           20.18%        25.86%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $31,222         $25,795         $24,877          $17,154        $9,288
  Ratio of expenses to average net assets ...........       1.96%           1.96%           1.95%            1.95%         1.97%
  Ratio of net investment income to average net
    assets ..........................................      (0.31)%         (0.18)%          0.15%            0.33%         0.96%
  Portfolio turnover (a) ............................     127.66%         131.95%          40.69%           47.35%        77.05%

                                                                   LARGE CAP VALUE FUND
                                                         -----------------------------------------
                                                                      CLASS C SHARES
                                                         -----------------------------------------
                                                                 YEAR ENDED              MARCH 22,
                                                                  JUNE 30,                1999 TO
                                                         --------------------------      JUNE 30,
                                                            2001            2000         1999 (b)
                                                         ----------      ----------      ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD ...............................      $15.58          $18.24         $16.96
                                                           ------          ------         ------
Investment Activities:
  Net investment income (loss) ......................       (0.03)          (0.01)          0.03
  Net realized and unrealized gains (losses) from
    investments .....................................        1.04           (1.15)          1.28
                                                           ------          ------         ------
    Total from Investment Activities ................        1.01           (1.16)          1.31
                                                           ------          ------         ------
Distributions:
  Net investment income .............................          --           (0.01)         (0.03)
  Net realized gains ................................       (0.39)          (1.49)            --
                                                           ------          ------         ------
    Total Distributions .............................       (0.39)          (1.50)         (0.03)
                                                           ------          ------         ------
NET ASSET VALUE,
  END OF PERIOD .....................................      $16.20          $15.58         $18.24
                                                           ======          ======         ======
Total Return (Excludes Sales Charge)  ...............        6.50%          (6.63)%         7.74%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................      $3,767          $2,536         $  135
  Ratio of expenses to average net assets ...........        1.96%           1.96%          1.95%(d)
  Ratio of net investment income to average net
    assets ..........................................       (0.31)%         (0.16)%         0.34%(d)
  Portfolio turnover (a) ............................      127.66%         131.95%         40.69%

------------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   EQUITY INCOME FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  21.25        $  24.50       $    24.07       $  21.93       $  17.65
                                                         --------        --------       ----------       --------       --------
Investment Activities:
  Net investment income (loss) ......................        0.26            0.33             0.31           0.32           0.36
  Net realized and unrealized gains (losses) from
    investments .....................................        0.68           (2.32)            2.11           4.36           4.89
                                                         --------        --------       ----------       --------       --------
    Total from Investment Activities ................        0.94           (1.99)            2.42           4.68           5.25
                                                         --------        --------       ----------       --------       --------
Distributions:
  Net investment income .............................       (0.25)          (0.32)           (0.31)         (0.31)         (0.36)
  Net realized gains ................................       (2.52)          (0.94)           (1.68)         (2.23)         (0.61)
                                                         --------        --------       ----------       --------       --------
    Total Distributions .............................       (2.77)          (1.26)           (1.99)         (2.54)         (0.97)
                                                         --------        --------       ----------       --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $  19.42        $  21.25       $    24.50       $  24.07       $  21.93
                                                         ========        ========       ==========       ========       ========
Total Return ........................................        4.26%          (8.34)%          11.29%         23.18%         30.90%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $439,755        $584,810       $1,120,181       $691,878       $649,007
  Ratio of expenses to average net assets ...........        0.98%           0.91%            0.91%          1.00%          1.00%
  Ratio of net investment income to average net
    assets ..........................................        1.25%           1.44%            1.40%          1.39%          1.91%
  Ratio of expenses to average net assets* ..........        0.98%           0.97%            0.98%          1.00%          1.00%
  Portfolio turnover (a) ............................       13.44%          15.82%           16.22%         14.64%         28.18%

                                                                                   EQUITY INCOME FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 21.19         $  24.45        $  24.04        $  21.90       $ 17.64
                                                         -------         --------        --------        --------       -------
Investment Activities:
  Net investment income (loss) ......................       0.20             0.25            0.27            0.25          0.31
  Net realized and unrealized gains (losses) from
    investments .....................................       0.69            (2.31)           2.08            4.37          4.87
                                                         -------         --------        --------        --------       -------
    Total from Investment Activities ................       0.89            (2.06)           2.35            4.62          5.18
                                                         -------         --------        --------        --------       -------
Distributions:
  Net investment income .............................      (0.20)           (0.26)          (0.26)          (0.25)        (0.31)
  Net realized gains ................................      (2.52)           (0.94)          (1.68)          (2.23)        (0.61)
                                                         -------         --------        --------        --------       -------
    Total Distributions .............................      (2.72)           (1.20)          (1.94)          (2.48)        (0.92)
                                                         -------         --------        --------        --------       -------
NET ASSET VALUE, END OF PERIOD ......................    $ 19.36         $  21.19        $  24.45        $  24.04       $ 21.90
                                                         =======         ========        ========        ========       =======
Total Return (Excludes Sales Charge) ................       4.02%           (8.61)%         10.94%          22.91%        30.39%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $94,379         $102,783        $135,420        $117,682       $78,976
  Ratio of expenses to average net assets ...........       1.23%            1.16%           1.18%           1.25%         1.25%
  Ratio of net investment income to average net
    assets ..........................................       1.00%            1.17%           1.17%           1.15%         1.65%
  Ratio of expenses to average net assets* ..........       1.23%            1.26%           1.34%           1.35%         1.34%
  Portfolio turnover (a) ............................      13.44%           15.82%          16.22%          14.64%        28.18%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   EQUITY INCOME FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  21.23        $  24.50        $  24.08        $  21.95       $ 17.68
                                                         --------        --------        --------        --------       -------
Investment Activities:
  Net investment income (loss) ......................        0.05            0.09            0.09            0.26          0.17
  Net realized and unrealized gains (losses) from
    investments .....................................        0.69           (2.30)           2.10            4.36          4.89
                                                         --------        --------        --------        --------       -------
    Total from Investment Activities ................        0.74           (2.21)           2.19            4.62          5.06
                                                         --------        --------        --------        --------       -------
Distributions:
  Net investment income .............................       (0.08)          (0.12)          (0.09)          (0.26)        (0.18)
  Net realized gains ................................       (2.52)          (0.94)          (1.68)          (2.23)        (0.61)
                                                         --------        --------        --------        --------       -------
    Total Distributions .............................       (2.60)          (1.06)          (1.77)          (2.49)        (0.79)
                                                         --------        --------        --------        --------       -------
NET ASSET VALUE, END OF PERIOD ......................    $  19.37        $  21.23        $  24.50        $  24.08       $ 21.95
                                                         ========        ========        ========        ========       =======
Total Return (Excludes Sales Charge) ................        3.27%          (9.22)%         10.18%          21.97%        29.48%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $126,701        $142,259        $197,016        $165,813       $79,518
  Ratio of expenses to average net assets ...........        1.98%           1.91%           1.93%           1.99%         2.00%
  Ratio of net investment income to average net
    assets ..........................................        0.25%           0.43%           0.40%           0.39%         0.89%
  Ratio of expenses to average net assets* ..........        1.98%           1.97%           1.99%           1.99%         2.00%
  Portfolio turnover (a) ............................       13.44%          15.82%          16.22%          14.64%        28.18%

                                                                            EQUITY INCOME FUND
                                                        -----------------------------------------------------------
                                                                              CLASS C SHARES
                                                        -----------------------------------------------------------
                                                                                                        NOVEMBER 4,
                                                                   YEAR ENDED JUNE 30,                    1997 TO
                                                        ------------------------------------------       JUNE 30,
                                                           2001            2000            1999          1998 (b)
                                                        ----------      ----------      ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD ................     $21.26          $24.51          $24.08          $21.40
                                                          ------          ------          ------          ------
Investment Activities:
  Net investment income (loss) ......................       0.04            0.09            0.10            0.06
  Net realized and unrealized gains (losses) from
    investments .....................................       0.66           (2.27)           2.11            3.39
                                                          ------          ------          ------          ------
    Total from Investment Activities ................       0.70           (2.18)           2.21            3.45
                                                          ------          ------          ------          ------
Distributions:
  Net investment income .............................      (0.08)          (0.13)          (0.10)          (0.07)
  Net realized gains ................................      (2.52)          (0.94)          (1.68)          (0.70)
                                                          ------          ------          ------          ------
    Total Distributions .............................      (2.60)          (1.07)          (1.78)          (0.77)
                                                          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD ......................     $19.36          $21.26          $24.51          $24.08
                                                          ======          ======          ======          ======
Total Return (Excludes Sales Charge) ................       3.07%          (9.10)%         10.24%          16.57%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................     $1,160          $1,215          $  658          $  795
  Ratio of expenses to average net assets ...........       1.98%           1.94%           1.94%           1.98%(d)
  Ratio of net investment income to average net
    assets ..........................................       0.25%           0.37%           0.36%           0.38%(d)
  Ratio of expenses to average net assets* ..........       1.98%           2.00%           1.99%           1.98%(d)
  Portfolio turnover (a) ............................      13.44%          15.82%          16.22%          14.64%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 DIVERSIFIED EQUITY FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    15.05      $    15.19      $    13.51       $  11.51       $  10.39
                                                        ----------      ----------      ----------       --------       --------
Investment Activities:
  Net investment income (loss) ......................         0.03            0.03            0.05           0.08           0.11
  Net realized and unrealized gains (losses) from
    investments .....................................        (1.86)           0.72            2.52           3.36           2.85
                                                        ----------      ----------      ----------       --------       --------
    Total from Investment Activities ................        (1.83)           0.75            2.57           3.44           2.96
                                                        ----------      ----------      ----------       --------       --------
Distributions:
  Net investment income .............................        (0.03)          (0.02)          (0.05)         (0.08)         (0.11)
  Net realized gains ................................        (0.24)          (0.87)          (0.84)         (1.36)         (1.73)
                                                        ----------      ----------      ----------       --------       --------
    Total Distributions .............................        (0.27)          (0.89)          (0.89)         (1.44)         (1.84)
                                                        ----------      ----------      ----------       --------       --------
NET ASSET VALUE, END OF PERIOD ......................   $    12.95      $    15.05      $    15.19       $  13.51       $  11.51
                                                        ==========      ==========      ==========       ========       ========
Total Return ........................................       (12.37)%          5.23%          20.72%         32.26%         31.97%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................   $1,742,023      $1,895,968      $2,089,940       $630,340       $430,837
  Ratio of expenses to average net assets ...........         0.95%           0.95%           0.95%          0.98%          0.98%
  Ratio of net investment income to average net
    assets ..........................................         0.26%           0.20%           0.42%          0.66%          1.06%
  Ratio of expenses to average net assets* ..........         0.95%           0.95%           0.95%          0.98%          1.00%
  Portfolio turnover (a) ............................        21.92%          37.98%          50.82%         62.37%        113.17%

                                                                                 DIVERSIFIED EQUITY FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  15.00        $  15.16        $  13.50         $ 11.50       $ 10.39
                                                         --------        --------        --------         -------       -------
Investment Activities:
  Net investment income (loss) ......................          --              --            0.02            0.05          0.09
  Net realized and unrealized gains (losses) from
    investments .....................................       (1.84)           0.72            2.51            3.36          2.83
                                                         --------        --------        --------         -------       -------
    Total from Investment Activities ................       (1.84)           0.72            2.53            3.41          2.92
                                                         --------        --------        --------         -------       -------
Distributions:
  Net investment income .............................       (0.01)          (0.01)          (0.03)          (0.05)        (0.08)
  Net realized gains ................................       (0.24)          (0.87)          (0.84)          (1.36)        (1.73)
                                                         --------        --------        --------         -------       -------
    Total Distributions .............................       (0.25)          (0.88)          (0.87)          (1.41)        (1.81)
                                                         --------        --------        --------         -------       -------
NET ASSET VALUE, END OF PERIOD ......................    $  12.91        $  15.00        $  15.16         $ 13.50       $ 11.50
                                                         ========        ========        ========         =======       =======
Total Return (Excludes Sales Charge) ................      (12.52)%          4.97%          20.36%          31.96%        31.53%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $232,969        $298,378        $340,736         $80,500       $47,306
  Ratio of expenses to average net assets ...........        1.20%           1.20%           1.20%           1.23%         1.23%
  Ratio of net investment income to average net
    assets ..........................................        0.01%          (0.05)%          0.10%           0.40%         0.83%
  Ratio of expenses to average net assets* ..........        1.20%           1.23%           1.30%           1.33%         1.34%
  Portfolio turnover (a) ............................       21.92%          37.98%          50.82%          62.37%       113.17%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 DIVERSIFIED EQUITY FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 14.70         $ 14.97         $ 13.40          $ 11.47       $ 10.39
                                                         -------         -------         -------          -------       -------
Investment Activities:
  Net investment income (loss) ......................      (0.11)          (0.10)          (0.07)           (0.02)         0.01
  Net realized and unrealized gains (losses) from
    investments .....................................      (1.79)           0.70            2.48             3.31          2.82
                                                         -------         -------         -------          -------       -------
    Total from Investment Activities ................      (1.90)           0.60            2.41             3.29          2.83
                                                         -------         -------         -------          -------       -------
Distributions:
  Net investment income .............................         --              --              --               --         (0.02)
  Net realized gains ................................      (0.24)          (0.87)          (0.84)           (1.36)        (1.73)
                                                         -------         -------         -------          -------       -------
    Total Distributions .............................      (0.24)          (0.87)          (0.84)           (1.36)        (1.75)
                                                         -------         -------         -------          -------       -------
NET ASSET VALUE, END OF PERIOD ......................    $ 12.56         $ 14.70         $ 14.97          $ 13.40       $ 11.47
                                                         =======         =======         =======          =======       =======
Total Return (Excludes Sales Charge) ................     (13.17)%          4.23%          19.52%           30.89%        30.52%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $45,451         $55,227         $52,004          $25,501       $10,517
  Ratio of expenses to average net assets ...........       1.95%           1.95%           1.96%            1.98%         1.98%
  Ratio of net investment income to average net
    assets ..........................................      (0.74)%         (0.80)%         (0.80)%          (0.35)%        0.07%
  Ratio of expenses to average net assets* ..........       1.95%           1.95%           1.96%            1.98%         2.00%
  Portfolio turnover (a) ............................      21.92%          37.98%          50.82%           62.37%       113.17%

                                                                          DIVERSIFIED EQUITY FUND
                                                        -----------------------------------------------------------
                                                                              CLASS C SHARES
                                                        -----------------------------------------------------------
                                                                                                        NOVEMBER 4,
                                                                   YEAR ENDED JUNE 30,                    1997 TO
                                                        ------------------------------------------       JUNE 30,
                                                           2001            2000            1999          1998 (b)
                                                        ----------      ----------      ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 14.80         $ 15.06          $13.47          $11.76
                                                         -------         -------          ------          ------
Investment Activities:
  Net investment income (loss) ......................      (0.07)          (0.08)          (0.03)             --
  Net realized and unrealized gains (losses) from
    investments .....................................      (1.84)           0.69            2.46            2.35
                                                         -------         -------          ------          ------
    Total from Investment Activities ................      (1.91)           0.61            2.43            2.35
                                                         -------         -------          ------          ------
Distributions:
  Net investment income .............................         --              --              --           (0.01)
  Net realized gains ................................      (0.24)          (0.87)          (0.84)          (0.63)
                                                         -------         -------          ------          ------
    Total Distributions .............................      (0.24)          (0.87)          (0.84)          (0.64)
                                                         -------         -------          ------          ------
NET ASSET VALUE, END OF PERIOD ......................    $ 12.65         $ 14.80          $15.06          $13.47
                                                         =======         =======          ======          ======
Total Return (Excludes Sales Charge) ................     (13.15)%          4.27%          19.57%          20.87%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $18,450         $16,780          $8,058          $1,234
  Ratio of expenses to average net assets ...........       1.95%           1.95%           1.96%           1.99%(d)
  Ratio of net investment income to average net
    assets ..........................................      (0.74)%         (0.82)%         (0.57)%         (0.43)%(d)
  Portfolio turnover (a) ............................      21.92%          37.98%          50.82%          62.37%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      BALANCED FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 13.99         $  14.13        $  13.80        $  12.98       $ 11.71
                                                         -------         --------        --------        --------       -------
Investment Activities:
  Net investment income (loss) ......................       0.36             0.40            0.34            0.40          0.43
  Net realized and unrealized gains (losses) from
    investments .....................................      (0.86)            0.38            1.28            2.24          1.81
                                                         -------         --------        --------        --------       -------
    Total from Investment Activities ................      (0.50)            0.78            1.62            2.64          2.24
                                                         -------         --------        --------        --------       -------
Distributions:
  Net investment income .............................      (0.35)           (0.39)          (0.34)          (0.39)        (0.43)
  Net realized gains ................................         --            (0.53)          (0.95)          (1.43)        (0.54)
                                                         -------         --------        --------        --------       -------
    Total Distributions .............................      (0.35)           (0.92)          (1.29)          (1.82)        (0.97)
                                                         -------         --------        --------        --------       -------
NET ASSET VALUE, END OF PERIOD ......................    $ 13.14         $  13.99        $  14.13        $  13.80       $ 12.98
                                                         =======         ========        ========        ========       =======
Total Return ........................................      (3.61)%           5.74%          12.74%          22.12%        20.16%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $84,588         $139,496        $229,008        $105,243       $94,971
  Ratio of expenses to average net assets ...........       0.89%            0.88%           0.85%           0.85%         0.80%
  Ratio of net investment income to average net
    assets ..........................................       2.56%            2.81%           2.59%           3.03%         3.55%
  Ratio of expenses to average net assets* ..........       0.89%            0.91%           0.95%           1.03%         1.00%
  Portfolio turnover (a) ............................      37.61%           57.08%          85.81%          46.04%        80.96%

                                                                                      BALANCED FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  14.00        $  14.14        $ 13.81          $ 13.00       $ 11.72
                                                         --------        --------        -------          -------       -------
Investment Activities:
  Net investment income (loss) ......................        0.31            0.34           0.31             0.36          0.39
  Net realized and unrealized gains (losses) from
    investments .....................................       (0.85)           0.40           1.28             2.24          1.83
                                                         --------        --------        -------          -------       -------
    Total from Investment Activities ................       (0.54)           0.74           1.59             2.60          2.22
                                                         --------        --------        -------          -------       -------
Distributions:
  Net investment income .............................       (0.32)          (0.35)         (0.31)           (0.36)        (0.40)
  Net realized gains ................................          --           (0.53)         (0.95)           (1.43)        (0.54)
                                                         --------        --------        -------          -------       -------
    Total Distributions .............................       (0.32)          (0.88)         (1.26)           (1.79)        (0.94)
                                                         --------        --------        -------          -------       -------
NET ASSET VALUE, END OF PERIOD ......................    $  13.14        $  14.00        $ 14.14          $ 13.81       $ 13.00
                                                         ========        ========        =======          =======       =======
Total Return (Excludes Sales Charge) ................       (3.92)%          5.48%         12.45%           21.71%        19.85%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $129,984        $135,367        $80,819          $50,456       $31,379
  Ratio of expenses to average net assets ...........        1.14%           1.13%          1.10%            1.10%         1.05%
  Ratio of net investment income to average net
    assets ..........................................        2.31%           2.53%          2.33%            2.77%         3.30%
  Ratio of expenses to average net assets* ..........        1.14%           1.19%          1.30%            1.38%         1.34%
  Portfolio turnover (a) ............................       37.61%          57.08%         85.81%           46.04%        80.96%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      BALANCED FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  14.06        $  14.20        $  13.87        $  13.04       $ 11.76
                                                         --------        --------        --------        --------       -------
Investment Activities:
  Net investment income (loss) ......................        0.21            0.25            0.21            0.26          0.30
  Net realized and unrealized gains (losses) from
    investments .....................................       (0.85)           0.39            1.28            2.26          1.83
                                                         --------        --------        --------        --------       -------
    Total from Investment Activities ................       (0.64)           0.64            1.49            2.52          2.13
                                                         --------        --------        --------        --------       -------
Distributions:
  Net investment income .............................       (0.22)          (0.25)          (0.21)          (0.26)        (0.31)
  Net realized gains ................................          --           (0.53)          (0.95)          (1.43)        (0.54)
                                                         --------        --------        --------        --------       -------
    Total Distributions .............................       (0.22)          (0.78)          (1.16)          (1.69)        (0.85)
                                                         --------        --------        --------        --------       -------
NET ASSET VALUE, END OF PERIOD ......................    $  13.20        $  14.06        $  14.20        $  13.87       $ 13.04
                                                         ========        ========        ========        ========       =======
Total Return (Excludes Sales Charge) ................       (4.62)%          4.67%          11.59%          20.95%        18.90%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $275,132        $298,355        $238,490        $114,957       $43,900
  Ratio of expenses to average net assets ...........        1.89%           1.88%           1.85%           1.85%         1.81%
  Ratio of net investment income to average net
    assets ..........................................        1.56%           1.79%           1.58%           2.01%         2.54%
  Ratio of expenses to average net assets* ..........        1.89%           1.91%           1.95%           2.03%         2.01%
  Portfolio turnover (a) ............................       37.61%          57.08%          85.81%          46.04%        80.96%

                                                               BALANCED FUND
                                                         --------------------------
                                                               CLASS C SHARES
                                                         --------------------------
                                                            YEAR          MAY 30,
                                                           ENDED          2000 TO
                                                          JUNE 30,        JUNE 30,
                                                            2001          2000 (b)
                                                         ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD .................     $14.06          $13.75
                                                           ------          ------
Investment Activities:
  Net investment income (loss) .......................       0.22            0.01
  Net realized and unrealized gains (losses) from
    investments ......................................      (0.86)           0.33
                                                           ------          ------
    Total from Investment Activities .................      (0.64)           0.34
                                                           ------          ------
Distributions:
  Net investment income ..............................      (0.22)          (0.03)
                                                           ------          ------
NET ASSET VALUE, END OF PERIOD .......................     $13.20          $14.06
                                                           ======          ======
Total Return (Excludes Sales Charge) .................      (4.58)%          2.44%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..................     $1,492          $  763
  Ratio of expenses to average net assets ............       1.89%           1.89%(d)
  Ratio of net investment income to average net
    assets ...........................................       1.56%           1.25%(d)
  Ratio of expenses to average net assets* ...........       1.89%           1.92%(d)
  Portfolio turnover (a) .............................      37.61%          57.08%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    EQUITY INDEX FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................   $    33.21      $    31.79      $    27.16       $  21.80       $  16.66
                                                        ----------      ----------      ----------       --------       --------
Investment Activities:
  Net investment income (loss) ......................         0.27            0.31            0.31           0.33           0.35
  Net realized and unrealized gains (losses) from
    investments .....................................        (5.26)           1.86            5.54           5.98           5.27
                                                        ----------      ----------      ----------       --------       --------
    Total from Investment Activities ................        (4.99)           2.17            5.85           6.31           5.62
                                                        ----------      ----------      ----------       --------       --------
Distributions:
  Net investment income .............................        (0.26)          (0.30)          (0.30)         (0.32)         (0.33)
  Net realized gains ................................           --           (0.45)          (0.92)         (0.63)         (0.15)
                                                        ----------      ----------      ----------       --------       --------
    Total Distributions .............................        (0.26)          (0.75)          (1.22)         (0.95)         (0.48)
                                                        ----------      ----------      ----------       --------       --------
NET ASSET VALUE, END OF PERIOD ......................   $    27.96      $    33.21      $    31.79       $  27.16       $  21.80
                                                        ==========      ==========      ==========       ========       ========
Total Return ........................................       (15.05)%          6.86%          22.50%         29.73%         34.30%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................   $1,742,852      $1,987,505      $1,855,947       $671,422       $480,819
  Ratio of expenses to average net assets ...........         0.35%           0.35%           0.35%          0.35%          0.30%
  Ratio of net investment income to average net
    assets ..........................................         0.89%           0.95%           1.14%          1.37%          1.87%
  Ratio of expenses to average net assets* ..........         0.36%           0.42%           0.57%          0.62%          0.61%
  Portfolio turnover (a) ............................         9.72%           7.89%           5.37%          4.32%          5.81%

                                                                                    EQUITY INDEX FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  33.20        $  31.78        $  27.15        $  21.81       $ 16.67
                                                         --------        --------        --------        --------       -------
Investment Activities:
  Net investment income (loss) ......................        0.20            0.22            0.22            0.26          0.29
  Net realized and unrealized gains (losses) from
    investments .....................................       (5.25)           1.87            5.56            5.97          5.28
                                                         --------        --------        --------        --------       -------
    Total from Investment Activities ................       (5.05)           2.09            5.78            6.23          5.57
                                                         --------        --------        --------        --------       -------
Distributions:
  Net investment income .............................       (0.19)          (0.22)          (0.23)          (0.26)        (0.28)
  Net realized gains ................................          --           (0.45)          (0.92)          (0.63)        (0.15)
                                                         --------        --------        --------        --------       -------
    Total Distributions .............................       (0.19)          (0.67)          (1.15)          (0.89)        (0.43)
                                                         --------        --------        --------        --------       -------
NET ASSET VALUE, END OF PERIOD ......................    $  27.96        $  33.20        $  31.78        $  27.15       $ 21.81
                                                         ========        ========        ========        ========       =======
Total Return (Excludes Sales Charge) ................      (15.25)%          6.61%          22.22%          29.33%        33.94%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $728,675        $903,371        $732,325        $218,518       $98,338
  Ratio of expenses to average net assets ...........        0.60%           0.60%           0.60%           0.60%         0.55%
  Ratio of net investment income to average net
    assets ..........................................        0.64%           0.69%           0.79%           1.11%         1.59%
  Ratio of expenses to average net assets* ..........        0.61%           0.70%           0.92%           0.96%         0.95%
  Portfolio turnover (a) ............................        9.72%           7.89%           5.37%           4.32%         5.81%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    EQUITY INDEX FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  33.09        $  31.72        $  27.13        $  21.80       $  16.68
                                                         --------        --------        --------        --------       --------
Investment Activities:
  Net investment income (loss) ......................       (0.04)          (0.01)           0.04            0.10           0.16
  Net realized and unrealized gains (losses) from
    investments .....................................       (5.22)           1.84            5.53            5.97           5.27
                                                         --------        --------        --------        --------       --------
    Total from Investment Activities ................       (5.26)           1.83            5.57            6.07           5.43
                                                         --------        --------        --------        --------       --------
Distributions:
  Net investment income .............................          --           (0.01)          (0.06)          (0.11)         (0.16)
  Net realized gains ................................          --           (0.45)          (0.92)          (0.63)         (0.15)
                                                         --------        --------        --------        --------       --------
    Total Distributions .............................          --           (0.46)          (0.98)          (0.74)         (0.31)
                                                         --------        --------        --------        --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $  27.83        $  33.09        $  31.72        $  27.13       $  21.80
                                                         ========        ========        ========        ========       ========
Total Return (Excludes Sales Charge) ................      (15.90)%          5.80%          21.32%          28.47%         32.93%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $556,225        $691,700        $534,777        $351,624       $168,699
  Ratio of expenses to average net assets ...........        1.35%           1.35%           1.35%           1.35%          1.30%
  Ratio of net investment income to average net
    assets ..........................................       (0.11)%         (0.06)%          0.12%           0.36%          0.83%
  Ratio of expenses to average net assets* ..........        1.36%           1.42%           1.57%           1.61%          1.61%
  Portfolio turnover (a) ............................        9.72%           7.89%           5.37%           4.32%          5.81%

                                                                             EQUITY INDEX FUND
                                                        -----------------------------------------------------------
                                                                              CLASS C SHARES
                                                        -----------------------------------------------------------
                                                                                                        NOVEMBER 4,
                                                                   YEAR ENDED JUNE 30,                    1997 TO
                                                        ------------------------------------------       JUNE 30,
                                                           2001            2000            1999          1998 (b)
                                                        ----------      ----------      ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  33.14        $  31.76        $ 27.14          $22.60
                                                         --------        --------        -------          ------
Investment Activities:
  Net investment income (loss) ......................       (0.02)           0.01           0.07            0.07
  Net realized and unrealized gains (losses) from
    investments .....................................       (5.25)           1.84           5.55            4.67
                                                         --------        --------        -------          ------
    Total from Investment Activities ................       (5.27)           1.85           5.62            4.74
                                                         --------        --------        -------          ------
Distributions:
  Net investment income .............................          --           (0.02)         (0.08)          (0.08)
  Net realized gains ................................          --           (0.45)         (0.92)          (0.12)
                                                         --------        --------        -------          ------
    Total Distributions .............................          --           (0.47)         (1.00)          (0.20)
                                                         --------        --------        -------          ------
NET ASSET VALUE, END OF PERIOD ......................    $  27.87        $  33.14        $ 31.76          $27.14
                                                         ========        ========        =======          ======
Total Return (Excludes Sales Charge) ................      (15.90)%          5.84%         21.52%          21.07%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $130,295        $133,030        $59,042          $3,214
  Ratio of expenses to average net assets ...........        1.35%           1.35%          1.35%           1.35%(d)
  Ratio of net investment income to average net
    assets ..........................................       (0.11)%         (0.06)%         0.11%           0.27%(d)
  Ratio of expenses to average net assets* ..........        1.36%           1.42%          1.57%           1.60%(d)
  Portfolio turnover (a) ............................        9.72%           7.89%          5.37%           4.32%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               MARKET EXPANSION INDEX FUND
                                                               ------------------------------------------------------------
                                                                                      CLASS I SHARES
                                                               ------------------------------------------------------------
                                                                    YEAR ENDED               SIX MONTHS          JULY 31,
                                                                     JUNE 30,                  ENDED             1998 TO
                                                               --------------------           JUNE 30,         DECEMBER 31,
                                                                2001         2000             1999 (a)           1998 (b)
                                                               -------      -------      ------------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $  9.07      $ 10.63           $ 10.52            $ 10.00
                                                               -------      -------           -------            -------
Investment Activities:
  Net investment income (loss) .............................      0.06         0.07              0.03               0.03
  Net realized and unrealized gains (losses) from
    investments, options and futures .......................      0.70         1.15              0.40               0.93
  Capital contributions from Investment Advisor ............        --         0.02                --                 --
                                                               -------      -------           -------            -------
    Total from Investment Activities .......................      0.76         1.24              0.43               0.96
                                                               -------      -------           -------            -------
Distributions:
  Net investment income ....................................     (0.05)       (0.07)            (0.03)             (0.03)
  Net realized gains .......................................     (0.96)       (2.73)            (0.29)             (0.41)
                                                               -------      -------           -------            -------
    Total Distributions ....................................     (1.01)       (2.80)            (0.32)             (0.44)
                                                               -------      -------           -------            -------
NET ASSET VALUE, END OF PERIOD .............................   $  8.82      $  9.07           $ 10.63            $ 10.52
                                                               =======      =======           =======            =======
Total Return ...............................................      8.84%       14.30%             4.54%(c)           9.91%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $31,337      $28,699           $28,871            $27,483
  Ratio of expenses to average net assets ..................      0.57%        0.57%             0.57%(d)           0.56%(d)
  Ratio of net investment income to average net assets .....      0.61%        0.72%             0.68%(d)           0.75%(d)
  Ratio of expenses to average net assets* .................      0.57%        0.71%             0.97%(d)           1.12%(d)
  Portfolio turnover (e) ...................................     36.68%       64.29%            36.50%             20.18%

                                                                               MARKET EXPANSION INDEX FUND
                                                               ------------------------------------------------------------
                                                                                      CLASS A SHARES
                                                               ------------------------------------------------------------
                                                                    YEAR ENDED               SIX MONTHS          JULY 31,
                                                                     JUNE 30,                  ENDED             1998 TO
                                                               --------------------           JUNE 30,         DECEMBER 31,
                                                                2001         2000             1999 (a)           1998 (b)
                                                               -------      -------      ------------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $ 9.06       $10.63             $10.53             $10.00
                                                               ------       ------             ------             ------
Investment Activities:
  Net investment income (loss) .............................     0.03         0.05               0.03                 --
  Net realized and unrealized gains (losses) from
    investments, options and futures .......................     0.71         1.14               0.39               0.95
  Capital contributions from Investment Advisor ............       --         0.02                 --                 --
                                                               ------       ------             ------             ------
    Total from Investment Activities .......................     0.74         1.21               0.42               0.95
                                                               ------       ------             ------             ------
Distributions:
  Net investment income ....................................    (0.03)       (0.05)             (0.03)             (0.01)
  Net realized gains .......................................    (0.96)       (2.73)             (0.29)             (0.41)
                                                               ------       ------             ------             ------
    Total Distributions ....................................    (0.99)       (2.78)             (0.32)             (0.42)
                                                               ------       ------             ------             ------
NET ASSET VALUE, END OF PERIOD .............................   $ 8.81       $ 9.06             $10.63             $10.53
                                                               ======       ======             ======             ======
Total Return (Excludes Sales Charge) .......................     8.59%       13.93%              4.39%(c)           9.30%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $3,808       $2,066             $  277             $   30
  Ratio of expenses to average net assets ..................     0.82%        0.82%              0.85%(d)           0.77%(d)
  Ratio of net investment income to average net assets .....     0.34%        0.51%              0.43%(d)           0.47%(d)
  Ratio of expenses to average net assets* .................     0.82%        0.98%              1.42%(d)           1.24%(d)
  Portfolio turnover (e) ...................................    36.68%       64.29%             36.50%             20.18%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Market Expansion Index Fund.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                               MARKET EXPANSION INDEX FUND
                                                               ------------------------------------------------------------
                                                                                      CLASS B SHARES
                                                               ------------------------------------------------------------
                                                                    YEAR ENDED               SIX MONTHS          JULY 31,
                                                                     JUNE 30,                  ENDED             1998 TO
                                                               --------------------           JUNE 30,         DECEMBER 31,
                                                                2001         2000             1999 (a)           1998 (b)
                                                               -------      -------      ------------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $ 9.15       $10.74             $10.49             $10.00
                                                               ------       ------             ------             ------
Investment Activities:
  Net investment income (loss) .............................    (0.02)       (0.01)              0.02              (0.02)
  Net realized and unrealized gains (losses) from
    investments, options and futures .......................     0.69         1.13               0.54               0.92
  Capital contributions from Investment Advisor ............       --         0.02                 --                 --
                                                               ------       ------             ------             ------
    Total from Investment Activities .......................     0.67         1.14               0.56               0.90
                                                               ------       ------             ------             ------
Distributions:
  Net investment income ....................................       --           --              (0.02)                --
  Net realized gains .......................................    (0.96)       (2.73)             (0.29)             (0.41)
                                                               ------       ------             ------             ------
    Total Distributions ....................................    (0.96)       (2.73)             (0.31)             (0.41)
                                                               ------       ------             ------             ------
NET ASSET VALUE, END OF PERIOD .............................   $ 8.86       $ 9.15             $10.74             $10.49
                                                               ======       ======             ======             ======
Total Return (Excludes Sales Charge) .......................     7.68%       13.06%              5.75%(c)           9.85%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $4,888       $2,495             $  309             $   --(d)
  Ratio of expenses to average net assets ..................     1.57%        1.57%              1.60%(e)           1.87%(e)
  Ratio of net investment income to average net assets .....    (0.41)%      (0.23)%            (0.34)%(e)         (0.59)%(e)
  Ratio of expenses to average net assets* .................     1.57%        1.71%              2.13%(e)           2.14%(e)
  Portfolio turnover (f) ...................................    36.68%       64.29%             36.50%             20.18%

                                                                       MARKET EXPANSION INDEX FUND
                                                               --------------------------------------------
                                                                              CLASS C SHARES
                                                               --------------------------------------------
                                                                    YEAR ENDED               MARCH 22,
                                                                     JUNE 30,                 1999 TO
                                                               --------------------           JUNE 30,
                                                                2001         2000             1999 (b)
                                                               -------      -------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $ 8.96       $10.57             $ 9.32
                                                               ------       ------             ------
Investment Activities:
  Net investment income (loss) .............................    (0.01)       (0.05)              0.02
  Net realized and unrealized gains (losses) from
    investments, options and futures .......................     0.67         1.15               1.25
  Capital contributions from Investment Advisor ............       --         0.02                 --
                                                               ------       ------             ------
    Total from Investment Activities .......................     0.66         1.12               1.27
                                                               ------       ------             ------
Distributions:
  Net investment income ....................................       --           --(g)           (0.02)
  Net realized gains .......................................    (0.96)       (2.73)                --
                                                               ------       ------             ------
    Total Distributions ....................................    (0.96)       (2.73)             (0.02)
                                                               ------       ------             ------
NET ASSET VALUE, END OF PERIOD .............................   $ 8.66       $ 8.96             $10.57
                                                               ======       ======             ======
Total Return (Excludes Sales Charge) .......................     7.78%       13.11%             13.64%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................   $1,046       $  180             $   18
  Ratio of expenses to average net assets ..................     1.57%        1.57%              1.58%(e)
  Ratio of net investment income to average net assets .....    (0.42)%      (0.24)%            (0.33)%(e)
  Ratio of expenses to average net assets* .................     1.57%        1.71%              2.17%(e)
  Portfolio turnover (f) ...................................    36.68%       64.29%             36.50%

------------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Market Expansion Index Fund.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Amount is less than $1,000.

(e) Annualized.

(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(g) Amount is less than $0.01.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        TECHNOLOGY FUND
                                              -------------------------------------------------------------------
                                              CLASS I SHARES    CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
                                              --------------    --------------    --------------   --------------
                                                 JULY 28,          JULY 28,          JULY 28,         JULY 28,
                                                 2000 TO           2000 TO           2000 TO          2000 TO
                                                 JUNE 30,          JUNE 30,          JUNE 30,         JUNE 30,
                                                 2001 (a)          2001 (a)          2001 (a)         2001 (a)
                                              --------------    --------------    --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD ......       $10.00           $ 10.00            $10.00           $10.00
                                                  ------           -------            ------           ------
Investment Activities:
  Net investment income (loss) ............        (0.04)            (0.08)            (0.09)           (0.09)
  Net realized and unrealized gains
     (losses) from investments ............        (4.05)            (4.03)            (4.06)           (4.05)
                                                  ------           -------            ------           ------
     Total from Investment Activities .....        (4.09)            (4.11)            (4.15)           (4.14)
                                                  ------           -------            ------           ------
NET ASSET VALUE, END OF PERIOD ............       $ 5.91           $  5.89            $ 5.85           $ 5.86
                                                  ======           =======            ======           ======
Total Return (Excludes Sales Charge, except
  Class I shares) .........................       (40.90)%(b)       (41.10)%(b)       (41.50)%(b)      (41.40)%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......       $3,509           $33,349            $9,310           $1,140
  Ratio of expenses to average net
     assets ...............................         1.30%(c)          1.55%(c)          2.30%(c)         2.30%(c)
  Ratio of net investment income to average
     net assets ...........................        (0.98)%(c)        (1.23)%(c)        (1.98)%(c)       (1.98)%(c)
  Portfolio turnover (d) ..................        76.53%            76.53%            76.53%           76.53%

------------
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     HEALTH SCIENCES FUND
                                              -------------------------------------------------------------------
                                              CLASS I SHARES    CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
                                              --------------    --------------    --------------   --------------
                                                MARCH 23,         MARCH 23,         MARCH 23,        MARCH 23,
                                                 2001 TO           2001 TO           2001 TO          2001 TO
                                                 JUNE 30,          JUNE 30,          JUNE 30,         JUNE 30,
                                                 2001 (a)          2001 (a)          2001 (a)         2001 (a)
                                              --------------    --------------    --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD ......       $10.00            $10.00            $10.00           $10.00
                                                  ------            ------            ------           ------
Investment Activities:
  Net investment income (loss) ............        (0.02)            (0.02)            (0.03)           (0.04)
  Net realized and unrealized gains
     (losses) from investments ............         1.73              1.72              1.72             1.72
                                                  ------            ------            ------           ------
     Total from Investment Activities .....         1.71              1.70              1.69             1.68
                                                  ------            ------            ------           ------
NET ASSET VALUE, END OF PERIOD ............       $11.71            $11.70            $11.69           $11.68
                                                  ======            ======            ======           ======
Total Return (Excludes Sales Charge, except
  Class I shares) .........................        17.10%(b)         17.00%(b)         16.90%(b)        16.80%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .......       $1,080            $5,016            $3,170           $  452
  Ratio of expenses to average net
     assets ...............................         1.35%(c)          1.60%(c)          2.35%(c)         2.35%(c)
  Ratio of net investment income to average
     net assets ...........................        (0.51)%(c)        (0.86)%(c)        (1.67)%(c)       (1.60)%(c)
  Portfolio turnover (d)  .................         2.34%             2.34%             2.34%            2.34%

------------
(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             INTERNATIONAL EQUITY INDEX FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS I SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $  21.65        $  18.63        $  17.97        $  16.89       $  15.17
                                                         --------        --------        --------        --------       --------
Investment Activities:
  Net investment income (loss) ......................        0.22            0.14            0.19            0.21           0.15
  Net realized and unrealized gains (losses) from
    investments .....................................       (5.55)           3.22            1.71            1.32           2.02
                                                         --------        --------        --------        --------       --------
    Total from Investment Activities ................       (5.33)           3.36            1.90            1.53           2.17
                                                         --------        --------        --------        --------       --------
Distributions:
  Net investment income .............................       (0.19)          (0.05)          (0.39)          (0.02)         (0.17)
  In excess of net investment income ................          --              --              --              --          (0.13)
  Net realized gains ................................       (0.05)          (0.29)          (0.85)          (0.43)         (0.15)
                                                         --------        --------        --------        --------       --------
    Total Distributions .............................       (0.24)          (0.34)          (1.24)          (0.45)         (0.45)
                                                         --------        --------        --------        --------       --------
NET ASSET VALUE, END OF PERIOD ......................    $  16.08        $  21.65        $  18.63        $  17.97       $  16.89
                                                         ========        ========        ========        ========       ========
Total Return ........................................      (24.77)%         18.09%          11.27%           9.54%         14.64%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $639,028        $795,657        $657,902        $586,741       $449,949
  Ratio of expenses to average net assets ...........        0.83%           0.86%           0.85%           0.88%          0.86%
  Ratio of net investment income to average net
    assets ..........................................        1.21%           0.66%           1.03%           1.29%          1.00%
  Portfolio turnover (a) ............................        6.75%          13.85%          33.99%           9.90%          9.61%

                                                                             INTERNATIONAL EQUITY INDEX FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS A SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 21.66         $ 18.68         $ 17.99          $ 16.92       $ 15.16
                                                         -------         -------         -------          -------       -------
Investment Activities:
  Net investment income (loss) ......................       0.25            0.11            0.29             0.19          0.11
  Net realized and unrealized gains (losses) from
    investments .....................................      (5.65)           3.16            1.60             1.31          2.03
                                                         -------         -------         -------          -------       -------
    Total from Investment Activities ................      (5.40)           3.27            1.89             1.50          2.14
                                                         -------         -------         -------          -------       -------
Distributions:
  Net investment income .............................      (0.13)             --(b)        (0.35)              --         (0.13)
  In excess of net investment income ................         --              --              --               --         (0.10)
  Net realized gains ................................      (0.05)          (0.29)          (0.85)           (0.43)        (0.15)
                                                         -------         -------         -------          -------       -------
    Total Distributions .............................      (0.18)          (0.29)          (1.20)           (0.43)        (0.38)
                                                         -------         -------         -------          -------       -------
NET ASSET VALUE, END OF PERIOD ......................    $ 16.08         $ 21.66         $ 18.68          $ 17.99       $ 16.92
                                                         =======         =======         =======          =======       =======
Total Return (Excludes Sales Charge) ................     (25.05)%         17.58%          11.21%            9.34%        14.31%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $30,002         $67,967         $55,691          $24,060       $12,562
  Ratio of expenses to average net assets ...........       1.08%           1.11%           1.10%            1.13%         1.11%
  Ratio of net investment income to average net
    assets ..........................................       0.80%           0.51%           1.06%            1.11%         0.73%
  Ratio of expenses to average net assets* ..........       1.08%           1.14%           1.20%            1.23%         1.19%
  Portfolio turnover (a) ............................       6.75%          13.85%          33.99%            9.90%         9.61%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Amount is less than $0.01.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             INTERNATIONAL EQUITY INDEX FUND
                                                        -------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                        -------------------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                        -------------------------------------------------------------------------
                                                           2001            2000            1999            1998           1997
                                                        ----------      ----------      ----------      -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ................    $ 20.63         $ 17.89         $ 17.33          $ 16.44       $ 14.79
                                                         -------         -------         -------          -------       -------
Investment Activities:
  Net investment income (loss) ......................      (0.06)           0.04            0.10             0.08          0.09
  Net realized and unrealized gains (losses) from
    investments .....................................      (5.20)           2.99            1.55             1.24          1.86
                                                         -------         -------         -------          -------       -------
    Total from Investment Activities ................      (5.26)           3.03            1.65             1.32          1.95
                                                         -------         -------         -------          -------       -------
Distributions:
  Net investment income .............................         --              --           (0.24)              --         (0.08)
  In excess of net investment income ................         --              --              --               --         (0.07)
  Net realized gains ................................      (0.05)          (0.29)          (0.85)           (0.43)        (0.15)
                                                         -------         -------         -------          -------       -------
    Total Distributions .............................      (0.05)          (0.29)          (1.09)           (0.43)        (0.30)
                                                         -------         -------         -------          -------       -------
NET ASSET VALUE, END OF PERIOD ......................    $ 15.32         $ 20.63         $ 17.89          $ 17.33       $ 16.44
                                                         =======         =======         =======          =======       =======
Total Return (Excludes Sales Charge) ................     (25.54)%         16.99%          10.15%            8.48%        13.37%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................    $15,934         $29,007         $18,489          $13,307       $10,033
  Ratio of expenses to average net assets ...........       1.83%           1.86%           1.83%            1.88%         1.86%
  Ratio of net investment income to average net
    assets ..........................................       0.10%          (0.25)%          0.10%            0.26%         0.08%
  Portfolio turnover (a) ............................       6.75%          13.85%          33.99%            9.90%         9.61%

                                                                      INTERNATIONAL EQUITY INDEX FUND
                                                        -----------------------------------------------------------
                                                                              CLASS C SHARES
                                                        -----------------------------------------------------------
                                                                                                        NOVEMBER 4,
                                                                   YEAR ENDED JUNE 30,                    1997 TO
                                                        ------------------------------------------       JUNE 30,
                                                           2001            2000            1999          1998 (b)
                                                        ----------      ----------      ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD ................     $21.39         $ 18.55          $17.91          $15.70
                                                          ------         -------          ------          ------
Investment Activities:
  Net investment income (loss) ......................       0.03           (0.01)           0.30            0.06
  Net realized and unrealized gains (losses) from
    investments .....................................      (5.47)           3.14            1.51            2.45
                                                          ------         -------          ------          ------
    Total from Investment Activities ................      (5.44)           3.13            1.81            2.51
                                                          ------         -------          ------          ------
Distributions:
  Net investment income .............................      (0.03)             --           (0.32)             --
  Net realized gains ................................      (0.05)          (0.29)          (0.85)          (0.30)
                                                          ------         -------          ------          ------
    Total Distributions .............................      (0.08)          (0.29)          (1.17)          (0.30)
                                                          ------         -------          ------          ------
NET ASSET VALUE, END OF PERIOD ......................     $15.87         $ 21.39          $18.55          $17.91
                                                          ======         =======          ======          ======
Total Return (Excludes Sales Charge) ................     (25.50)%         16.92%          10.78%          16.34%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .................     $9,908         $11,442          $2,339          $  119
  Ratio of expenses to average net assets ...........       1.83%           1.86%           1.86%           1.87%(d)
  Ratio of net investment income to average net
    assets ..........................................       0.21%          (0.17)%          0.73%           2.88%(d)
  Portfolio turnover (a) ............................       6.75%          13.85%          33.99%           9.90%

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  DIVERSIFIED INTERNATIONAL FUND
                                          ------------------------------------------------------------------------------
                                                                          CLASS I SHARES
                                          ------------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS
                                                 JUNE 30,             ENDED              YEAR ENDED DECEMBER 31,
                                          -----------------------    JUNE 30,    ---------------------------------------
                                             2001         2000       1999 (a)       1998           1997          1996
                                          ----------   ----------   ----------   ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $  17.97     $  15.13     $  13.93     $  12.14       $  11.79      $  11.05
                                           --------     --------     --------     --------       --------      --------
Investment Activities:
  Net investment income (loss) .........       0.16         0.11         0.11         0.14           0.10          0.11
  Net realized and unrealized gains
    (losses) from investments ..........      (4.60)        3.06         1.09         1.85           0.37          0.74
                                           --------     --------     --------     --------       --------      --------
    Total from Investment Activities ...      (4.44)        3.17         1.20         1.99           0.47          0.85
                                           --------     --------     --------     --------       --------      --------
Distributions:
  Net investment income ................      (0.09)       (0.15)          --        (0.15)         (0.12)        (0.11)
  Net realized gains ...................      (0.30)       (0.18)          --        (0.05)            --            --
                                           --------     --------     --------     --------       --------      --------
    Total Distributions ................      (0.39)       (0.33)          --        (0.20)         (0.12)        (0.11)
                                           --------     --------     --------     --------       --------      --------
NET ASSET VALUE, END OF PERIOD .........   $  13.14     $  17.97     $  15.13     $  13.93       $  12.14      $  11.79
                                           ========     ========     ========     ========       ========      ========
Total Return ...........................     (25.13)%      20.97%        8.61%(b)    16.43%          3.98%         7.90%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $790,431     $851,758     $599,310     $569,522       $487,986      $389,997
  Ratio of expenses to average net
    assets .............................       1.05%        1.05%        1.06%(c)     1.09%          1.10%         1.10%
  Ratio of net investment income to
    average net assets .................       1.18%        0.62%        1.59%(c)     1.04%          1.05%         1.01%
  Ratio of expenses to average net
    assets* ............................       1.05%        1.06%        1.09%(c)     1.09%          1.10%         1.10%
  Portfolio turnover (d) ...............      29.92%       17.05%        2.96%        8.50%          3.56%         6.37%

                                                                DIVERSIFIED INTERNATIONAL FUND
                                          ---------------------------------------------------------------------------
                                                                        CLASS A SHARES
                                          ---------------------------------------------------------------------------
                                                YEAR ENDED          SIX MONTHS
                                                 JUNE 30,             ENDED            YEAR ENDED DECEMBER 31,
                                          -----------------------    JUNE 30,    ------------------------------------
                                             2001         2000       1999 (a)       1998         1997         1996
                                          ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $ 17.90      $ 15.08      $ 13.89      $ 12.11      $ 11.77      $ 11.05
                                           -------      -------      -------      -------      -------      -------
Investment Activities:
  Net investment income (loss) .........      0.12         0.05         0.08         0.11         0.07         0.10
  Net realized and unrealized gains
    (losses) from investments ..........     (4.57)        3.07         1.11         1.84         0.36         0.72
                                           -------      -------      -------      -------      -------      -------
    Total from Investment Activities ...     (4.45)        3.12         1.19         1.95         0.43         0.82
                                           -------      -------      -------      -------      -------      -------
Distributions:
  Net investment income ................     (0.04)       (0.12)          --        (0.13)       (0.09)       (0.10)
  In excess of net investment income ...        --           --           --        (0.04)          --           --
  Net realized gains ...................     (0.30)       (0.18)          --           --           --           --
                                           -------      -------      -------      -------      -------      -------
    Total Distributions ................     (0.34)       (0.30)          --        (0.17)       (0.09)       (0.10)
                                           -------      -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD .........   $ 13.11      $ 17.90      $ 15.08      $ 13.89      $ 12.11      $ 11.77
                                           =======      =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge) ...    (25.25)%      20.66%        8.57%(b)    16.12%        3.69%        7.50%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ....   $34,840      $35,605      $34,900      $44,232      $26,703      $10,836
  Ratio of expenses to average net
    assets .............................      1.30%        1.30%        1.29%(c)     1.34%        1.35%        1.23%
  Ratio of net investment income to
    average net assets .................      0.90%        0.29%        1.25%(c)     0.79%        0.80%        0.88%
  Ratio of expenses to average net
    assets* ............................      1.30%        1.34%        1.37%(c)     1.34%        1.35%        1.23%
  Portfolio turnover (d) ...............     29.92%       17.05%        2.96%        8.50%        3.56%        6.37%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus International Equity Fund.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            DIVERSIFIED INTERNATIONAL FUND
                                                     -----------------------------------------------------------------------------
                                                                                    CLASS B SHARES
                                                     -----------------------------------------------------------------------------
                                                           YEAR ENDED          SIX MONTHS         YEAR ENDED           AUGUST 26,
                                                            JUNE 30,             ENDED           DECEMBER 31,           1996 TO
                                                     -----------------------    JUNE 30,    -----------------------   DECEMBER 31,
                                                        2001         2000       1999 (a)       1998         1997        1996 (b)
                                                     ----------   ----------   ----------   ----------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $16.60       $14.08       $13.01       $11.37       $11.08        $10.84
                                                       ------       ------       ------       ------       ------        ------
Investment Activities:
  Net investment income (loss) ....................      0.06         0.07         0.03         0.01         0.01          0.04
  Net realized and unrealized gains (losses) from
    investments ...................................     (4.29)        2.71         1.04         1.74         0.34          0.24
                                                       ------       ------       ------       ------       ------        ------
    Total from Investment Activities ..............     (4.23)        2.78         1.07         1.75         0.35          0.28
                                                       ------       ------       ------       ------       ------        ------
Distributions:
  Net investment income ...........................        --        (0.08)          --        (0.08)       (0.06)        (0.04)
  In excess of net investment income ..............        --           --           --        (0.03)          --            --
    Net realized gains ............................     (0.30)       (0.18)          --           --           --            --
                                                       ------       ------       ------       ------       ------        ------
    Total Distributions ...........................     (0.30)       (0.26)          --        (0.11)       (0.06)        (0.04)
                                                       ------       ------       ------       ------       ------        ------
NET ASSET VALUE, END OF PERIOD ....................    $12.07       $16.60       $14.08       $13.01       $11.37        $11.08
                                                       ======       ======       ======       ======       ======        ======
Total Return (Excludes Sales Charge) ..............    (25.88)%      19.77%        8.22%(c)    15.43%        2.90%         2.62%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............    $9,175       $7,269       $2,478       $2,545       $1,763        $1,131
  Ratio of expenses to average net assets .........      2.05%        2.05%        2.05%(d)     2.09%        2.10%         2.05%(d)
  Ratio of net investment income to average net
    assets ........................................      0.19%       (0.21)%       0.57%(d)     0.04%        0.05%         0.75%(d)
  Ratio of expenses to average net assets* ........      2.05%        2.06%        2.08%(d)     2.09%        2.10%         2.05%(d)
  Portfolio turnover (e) ..........................     29.92%       17.05%        2.96%        8.50%        3.56%         6.37%

                                                        DIVERSIFIED INTERNATIONAL FUND
                                                     ------------------------------------
                                                                CLASS C SHARES
                                                     ------------------------------------
                                                           YEAR ENDED          MARCH 22,
                                                            JUNE 30,            1999 TO
                                                     -----------------------    JUNE 30,
                                                        2001         2000       1999 (b)
                                                     ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $16.57       $14.08       $13.47
                                                       ------       ------       ------
Investment Activities:
  Net investment income (loss) ....................      0.02         0.11           --
  Net realized and unrealized gains (losses) from
    investments ...................................     (4.24)        2.67         0.61
                                                       ------       ------       ------
    Total from Investment Activities ..............     (4.22)        2.78         0.61
                                                       ------       ------       ------
Distributions:
  Net investment income ...........................        --        (0.11)          --
  Net realized gains ..............................     (0.30)       (0.18)          --
                                                       ------       ------       ------
    Total Distributions ...........................     (0.30)       (0.29)          --
                                                       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ....................    $12.05       $16.57       $14.08
                                                       ======       ======       ======
Total Return (Excludes Sales Charge) ..............    (25.87)%      19.76%        4.53%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ...............    $  844       $  729       $    5
  Ratio of expenses to average net assets .........      2.05%        2.06%        2.00%(d)
  Ratio of net investment income to average net
    assets ........................................      0.14%        0.30%        1.58%(d)
  Ratio of expenses to average net assets* ........      2.05%        2.07%        2.00%(d)
  Portfolio turnover (e) ..........................     29.92%       17.05%        2.96%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus International Equity Fund.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2001

1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Diversified Mid Cap Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, the Diversified Equity Fund, the Balanced Fund, the Equity Index Fund, the Market Expansion Index Fund, the Technology Fund, the Health Sciences Fund, the International Equity Index Fund, and the Diversified International Fund, (individually a "Fund", collectively the "Funds") only.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Trust adopted, effective as of July 1, 2000, the provisions of the new Audit and Accounting Guide, Audits of Investment Companies, issued by the American Institute of Certified Public Accountants. As a result, gains and losses on paydowns of mortgage-backed securities are reflected as a component of interest income in the statements of operations, whereas they were formerly recognized as realized gains and losses. Information for prior periods has not been restated.

   Prior fiscal year expense ratios before waivers in the financial highlights have been restated for comparison purposes to reflect only voluntary fee waivers.

     SECURITY VALUATION

     Listed securities are valued at the latest available sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and ask price in the principal market where such securities are normally traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in less than 61 days), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined using procedures approved by the Board of Trustees.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as options, futures, and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Funds.

                                      158
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     FOREIGN CURRENCY TRANSLATION

     Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS

     Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts having the same settlement date are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

     FUTURES CONTRACTS

     The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

     The following is a summary of futures outstanding as of June 30, 2001:

                                                                                              CURRENT
                                                                                  OPENING      MARKET
                                                                    NUMBER       POSITIONS     VALUE
   FUND                                   CONTRACT TYPE          OF CONTRACTS      (000)       (000)
   ----                                   -------------          ------------    ---------    --------
   Equity Index Fund                 Short S&P 500,
                                       September 2001 Futures         75         $ 23,342     $ 23,091
   International Equity Index Fund   Short Financial Times
                                       Stock Exchange,
                                       September 2001 Futures        167            9,976        9,438
                                     Short Dax,
                                       September 2001 Futures         48            7,518        7,338
                                     Short DJ Euro,
                                       September 2001 Futures         38            1,712        1,630
                                     Short Nikkei 225,
                                       September 2001 Futures        120            7,993        7,752

                                      159
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

                                                                                              CURRENT
                                                                                  OPENING      MARKET
                                                                    NUMBER       POSITIONS     VALUE
   FUND                                   CONTRACT TYPE          OF CONTRACTS      (000)       (000)
   ----                                   -------------          ------------    ---------    --------
   Diversified International Fund    Short Dax Index
                                       September 2001 Futures         70         $  4,694     $  4,586
                                     Short DJ Euro,
                                       September 2001 Futures        820           36,946       35,178
                                     Short Financial Times
                                       Stock Exchange,
                                       September 2001 Futures        329           19,519       18,592
                                     Short Topix,
                                       September 2001 Futures         30          914,620      907,200

     WRITTEN OPTIONS

     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

     The following is a summary of option activity for the year ended June 30, 2001, by the Funds (amounts in thousands):

                                                  MID CAP VALUE FUND           HEALTH SCIENCES FUND
                                              --------------------------    --------------------------
                                              SHARES SUBJECT                SHARES SUBJECT
   COVERED CALL OPTIONS                        TO CONTRACT      PREMIUMS     TO CONTRACT      PREMIUMS
   --------------------                       --------------    --------    --------------    --------
   Balance at beginning of period...........        683          $ 753            --             $--
   Options written..........................       1075            874             2              4
   Options closed...........................       (155)          (139)           --             --
   Options expired..........................      (1018)          (917)           --             --
   Options exercised........................       (424)          (433)           --             --
                                                  -----          -----            --             --
   Options outstanding at end of period.....        161          $ 138             2             $4
                                                  =====          =====            ==             ==

                                                                     MID CAP VALUE FUND
                                                                 --------------------------
                                                                 SHARES SUBJECT
   PUT OPTIONS                                                    TO CONTRACT      PREMIUMS
   -----------                                                   --------------    --------
   Balance at beginning of period..............................         30          $  32
   Options written.............................................        315            335
   Options expired.............................................       (215)          (291)
   Options exercised...........................................        (70)           (60)
                                                                      ----          -----
   Options outstanding at end of period........................         60          $  16
                                                                      ====          =====

                                      160
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     The following is a summary of options outstanding as of June 30, 2001 (amounts in thousands):

   COVERED CALL OPTIONS                                                MID CAP VALUE FUND
   --------------------                                          ------------------------------
                                                                 SHARES SUBJECT
   SECURITY                                                       TO CONTRACT      MARKET VALUE
   --------                                                      --------------    ------------
   Barnes & Noble, $35.00, 7/23/01.............................        20              $ 93
   Cabol Micro, $75.00, 7/23/01................................        36                36
   Jacob, $70.00, 7/23/01......................................        20                18
   Macromedia, $20.00, 7/23/01.................................        30                21
   Sandisk, $30.00, 7/23/01....................................        30                33
   Tech Date Corp., $35.00, 7/23/01............................         5                 8
   Telephone and Date Systems, $110.00, 7/23/01................        10                 4
   Telephone and Date Systems, $115.00, 7/23/01................        10                16
                                                                      ---              ----
                                                                      161              $229
                                                                      ===              ====

                                                                      HEALTH SCIENCES FUND
                                                                 ------------------------------
                                                                 SHARES SUBJECT
   SECURITY                                                       TO CONTRACT      MARKET VALUE
   --------                                                      --------------    ------------
   Calliper Tech, $35.00, 7/23/01..............................        2                $1

   PUT OPTIONS                                                         MID CAP VALUE FUND
   -----------                                                   ------------------------------
                                                                 SHARES SUBJECT
   SECURITY                                                       TO CONTRACT      MARKET VALUE
   --------                                                      --------------    ------------
   Advanced Fibre Communication, $15.00, 7/23/01...............        30               $7
   Advanced Fibre Communication, $35.00, 7/23/01...............        30                8

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corp., to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     SECURITIES LENDING

     To generate additional income, each Fund may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral, a portion of which is retained by the Advisor. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the

                                      161
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. Bank One Trust Company, an affiliate of the Advisor, administers the security lending program. The security lending fee is computed on basis points of the amount loaned. As of June 30, 2001, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                   MARKET
                                                                   VALUE          MARKET
                                                                 OF LOANED         VALUE
   FUND                                                          SECURITIES    OF COLLATERAL
   ----                                                          ----------    -------------
   Small Cap Growth Fund.......................................   $ 22,783       $ 23,236
   Small Cap Value Fund........................................     12,008         12,247
   Mid Cap Growth Fund.........................................    246,465        251,376
   Mid Cap Value Fund..........................................    101,912        103,941
   Diversified Mid Cap Fund....................................     92,198         94,034
   Large Cap Growth Fund.......................................    187,922        191,666
   Large Cap Value Fund........................................    115,752        118,059
   Equity Income Fund..........................................     15,062         15,363
   Diversified Equity Fund.....................................     73,558         75,023
   Balanced Fund...............................................     51,832         53,175
   Equity Index Fund...........................................    203,577        207,633
   Market Expansion Index Fund.................................      3,417          3,486
   Technology Fund.............................................      1,186          1,210
   International Equity Index Fund.............................    126,851        133,550
   Diversified International Fund..............................    114,049        120,172

     The loaned securities were fully collateralized by cash, U.S. government securities, and letters of credit as of June 30, 2001. Cash was reinvested in master notes, put bonds, repurchase agreements, and mutual funds.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly except for the Technology Fund, the Health Sciences Fund, the International Equity Index Fund, and the Diversified International Fund which declare and pay dividends, if any, at least annually and the Equity Income Fund and the Balanced Fund which declare and pay dividends monthly. Dividends are declared separately for each class. No class has preferential

                                      162
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

     rights; differences in per share dividend rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to shareholders. Therefore, no federal income tax provision is required.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-six series and six classes of shares: Class I, Class A, Class B, Class C, Service Class, and Class S. Currently, the Trust consists of fifty active funds. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares only. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The Diversified Mid Cap Fund Class B and Class C shares have been adjusted to reflect the 4 for 1 reverse stock split that occurred on November 17, 2000.

4. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average daily net assets on the first $1.5 billion, 0.70% of the average daily net assets on the next $500 million, 0.65% of the average daily net assets on the next $3.5 billion, and 0.60% of the average daily net assets over $5.5 billion of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Diversified Mid Cap Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, and the Diversified Equity Fund; 0.65% of the average daily net assets of the Balanced Fund; 0.30% of the average daily net assets of the Equity Index Fund; 0.35% of the average daily net assets of the Market Expansion Index Fund; 1.00% of the average daily net assets of the Technology Fund; 0.85% of the average daily net assets of the Health Sciences Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.80% of the average daily net assets of the Diversified International Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Bank One Corp., are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets

                                      163
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

   (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   Prior to December 1, 2000, the Trust and The One Group Services Company (the "Prior Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., served as parties to an administration agreement. Under the agreement the Prior Administrator provided services for a fee that is computed identically to the agreement above which is between the Trust and the Administrator. In addition, prior to December 1, 2000, the Administrator served as Sub-Administrator to each Fund of the Trust and performed many of the Prior Administrator's duties, for which the Administrator received a fee paid by the Prior Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B shares and Class C shares of each of the Funds. Currently, the Distributor has contractually agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund. For the year ended June 30, 2001, the Distributor received $8,453,998 from commissions earned on sales of Class A shares and redemption of Class B shares and Class C shares, of which, the Distributor re-allowed $7,262,153 to affiliated broker-dealers of the Funds.

   Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to the following amounts:

    FUND                                                          CLASS I    CLASS A    CLASS B    CLASS C
    ----                                                          -------    -------    -------    -------
    Small Cap Growth Fund.......................................   1.05%      1.30%      2.05%      2.05%
    Small Cap Value Fund........................................   0.97%      1.22%      1.97%      1.97%
    Mid Cap Growth Fund.........................................   0.99%      1.24%      1.99%      1.99%
    Mid Cap Value Fund..........................................   0.96%      1.21%      1.96%      1.96%
    Diversified Mid Cap Fund....................................   0.99%      1.24%      1.99%      1.99%
    Large Cap Growth Fund.......................................   0.93%      1.18%      1.93%      1.93%
    Large Cap Value Fund........................................   0.97%      1.22%      1.97%      1.97%
    Equity Income Fund..........................................   0.98%      1.23%      1.98%      1.98%
    Diversified Equity Fund.....................................   0.95%      1.20%      1.95%      1.95%
    Balanced Fund...............................................   0.89%      1.14%      1.89%      1.89%
    Equity Index Fund...........................................   0.35%      0.60%      1.35%      1.35%
    Market Expansion Index Fund.................................   0.57%      0.82%      1.57%      1.57%
    Technology Fund.............................................   1.30%      1.55%      2.30%      2.30%
    Health Sciences Fund........................................   1.35%      1.60%      2.35%      2.35%
    International Equity Index Fund.............................   0.93%      1.18%      1.93%      1.93%
    Diversified International Fund..............................   1.05%      1.30%      2.05%      2.05%

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Prior Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

                                      164
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) for year ended June 30, 2001, were as follows (amounts in thousands):

    FUND                                                          PURCHASES       SALES
    ----                                                          ----------    ----------
    Small Cap Growth Fund.......................................  $  577,767    $  527,653
    Small Cap Value Fund........................................     278,433       197,896
    Mid Cap Growth Fund.........................................   2,941,523     2,832,765
    Mid Cap Value Fund..........................................   1,530,168     1,544,786
    Diversified Mid Cap Fund....................................     625,339       661,576
    Large Cap Growth Fund.......................................   2,781,117     3,027,663
    Large Cap Value Fund........................................   2,091,313     2,100,607
    Equity Income Fund..........................................      98,071       290,237
    Diversified Equity Fund.....................................     463,351       458,931
    Balanced Fund...............................................     192,950       227,207
    Equity Index Fund...........................................     326,767       355,153*
    Market Expansion Index Fund.................................      18,522        12,448
    Technology Fund.............................................     109,727        35,504
    Health Sciences Fund........................................       8,575           138
    International Equity Index Fund.............................      53,545        50,866
    Diversified International Fund..............................     335,687       221,239

   ---------------
   * This amount excludes a redemption in kind of $88 million.

6. LINE OF CREDIT:

   The Trust, State Street Bank and Trust Company ("State Street"), and a group of banks (collectively, the "Banks") have a financing agreement. Under this agreement, the Banks provide an unsecured committed credit facility in the aggregate amount of $300 million. The credit facility is allocated, under the terms of the financing agreement, among the Banks. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility, which is allocated to all funds of the Trust. As of June 30, 2001, there were no loans outstanding.

                                      165
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

7. FEDERAL TAX INFORMATION (UNAUDITED):

   LONG-TERM CAPITAL GAINS

   The accompanying table below details distributions from long-term capital gains for the following funds for the fiscal year ended June 30, 2001 (amounts in thousands):

    FUND                                                             AMOUNT
    ----                                                            --------
    Small Cap Growth Fund.......................................    $ 23,314
    Small Cap Value Fund........................................          --
    Mid Cap Growth Fund.........................................     268,199
    Mid Cap Value Fund..........................................      39,271
    Diversified Mid Cap Fund....................................     188,066
    Large Cap Growth Fund.......................................     163,112
    Large Cap Value Fund........................................      21,989
    Equity Income Fund..........................................      98,591
    Diversified Equity Fund.....................................      38,326
    Balanced Fund...............................................          --
    Equity Index Fund...........................................          --
    Market Expansion Index Fund.................................       3,124
    Technology Fund.............................................          --
    Health Sciences Fund........................................          --
    International Equity Index Fund.............................       2,103
    Diversified International Fund..............................      13,825

   CAPITAL LOSS CARRYFORWARDS

   As of June 30, 2001 the following funds have capital loss carryforwards which are available to offset future capital gains if any (amounts in thousands):

                                                                       EXPIRES
                                                                  ------------------
    FUND                                                           2008       2009       TOTAL
    ----                                                          -------    -------    -------
    Balanced Fund...............................................  $ 1,831    $    --    $ 1,831
    Equity Index Fund...........................................       --     26,844     26,844
    Diversified International Fund..............................       --      9,658      9,658

   POST OCTOBER LOSS DEFERRAL

   Capital losses and currency losses incurred after October 31 within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 2002 (amounts in thousands):

    FUND                                                             AMOUNT
    ----                                                            --------
    Small Cap Growth Fund.......................................    $ 40,104
    Mid Cap Growth Fund.........................................     130,944
    Large Cap Growth Fund.......................................     524,661
    Balanced Fund...............................................         594
    Equity Index Fund...........................................      13,004
    Technology Fund.............................................       9,131
    International Equity Index Fund.............................       7,175
    Diversified International Fund..............................         932

                                      166
Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2001

   FOREIGN TAX CREDITS

   The International Equity Index Fund and the Diversified International Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of June 30, 2001 are as follows:

                                                                  FOREIGN    FOREIGN
                                                                  SOURCE       TAX
    FUND                                                          INCOME     EXPENSE
    ----                                                          -------    -------
    International Equity Index Fund.............................   0.18       0.03
    Diversified International Fund..............................   0.12       0.02

   The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2001. These shareholders will receive more detailed information along with their 2001 Form 1099-DIV.

   ELIGIBLE DISTRIBUTIONS

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

    FUND                                                            AMOUNT
    ----                                                            ------
    Small Cap Growth Fund.......................................      6.93%
    Small Cap Value Fund........................................     52.25
    Mid Cap Growth Fund.........................................      3.86
    Mid Cap Value Fund..........................................     31.54
    Diversified Mid Cap Fund....................................     26.01
    Large Cap Growth Fund.......................................      0.00
    Large Cap Value Fund........................................     80.17
    Equity Income Fund..........................................    100.00
    Diversified Equity Fund.....................................    100.00
    Balanced Fund...............................................     32.27
    Equity Index Fund...........................................    100.00
    Market Expansion Index Fund.................................     50.18
    Technology Fund.............................................      0.00
    Health Sciences Fund........................................     24.84
    International Equity Index Fund.............................      0.00
    Diversified International Fund..............................      0.00

Report of Independent Accountants
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2001

To the Board of Trustees and Shareholders of One Group Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sixteen portfolios listed in Note 1 (each a series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented (other than those financial highlights that have been audited by other independent accountants), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Small Cap Value Fund, the Diversified Mid Cap Fund, the Market Expansion Index Fund and the Diversified International Fund for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 16, 2001

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

                 (This page has been left blank intentionally.)

 One Group is distributed by
 The One Group Services Company,
 which is not affiliated with Bank
 One Corporation. Affiliates of
 Bank One Corporation receive
 fees for providing investment advisory,
 administrative and other services
 to the Funds.

 Call Investor Services at
 The One Group Service Center
 at 1 800 480 4111 for a prospectus
 containing complete information
 about charges and expenses. Read
 carefully before investing. Past
 performance is no guarantee of
 future results.

 BANC ONE
 INVESTMENT
 ADVISORS
 CORPORATION
 TOG-F-038-AN (8/01)

                                                                 [BANK ONE LOGO]